SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT (NO. 2-39334)

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 52

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 37

MML SERIES INVESTMENT FUND

(Exact Name of Registrant as Specified in Declaration of Trust)

1295 State Street, Springfield, Massachusetts 01111

(413) 788-8411

Name and Address of Agent for Service

Thomas M. Kinzler, Esq.

Vice President and Secretary

MML Series Investment Fund

1295 State Street

Springfield, Massachusetts 01111

Copy to:

J.B. Kittredge, Esq.

Ropes & Gray

One International Place

Boston, MA 02110

It is proposed that this filing become effective May 1, 2004, pursuant to paragraph (b) of Rule 485.

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

TO THE SECURITIES AND EXCHANGE COMMISSION:

Registrant submits this Post-Effective Amendment No. 52 to its Registration Statement No. 2-39334 under the Securities Act of 1933 and this Amendment No. 37 to its Registration Statement No. 811-02224 under the Investment Company Act of 1940. This Post-Effective Amendment relates to MML Money Market Fund, MML Inflation-Protected Bond Fund, MML Managed Bond Fund, MML Blend Fund, MML Equity Fund, MML Large Cap Value Fund, MML Equity Index Fund, MML Enhanced Index Core Equity Fund, MML Growth Equity Fund, MML OTC 100 Fund, MML Small Cap Equity Fund, MML Small Company Opportunities Fund, MML Small Cap Growth Equity Fund and MML Emerging Growth Fund. No other information relating to any other series of Registrant is amended or superceded hereby.

MML SERIES INVESTMENT FUND

This Prospectus describes the following Funds.

•	MML Money Market Fund

seeks to maximize current income, preserve capital and maintain liquidity by investing in money market instruments.

•	MML Inflation-Protected Bond Fund

seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital by investing primarily in inflation-indexed securities issued by the U.S. government and other high quality issuers.

•	MML Managed Bond Fund

seeks a high rate of return consistent with capital preservation, by investing primarily in investment grade, publicly-traded, fixed income securities.

•	MML Blend Fund

seeks a high total rate of return over time consistent with prudent investment risk and capital preservation, by investing in equity, fixed income and money market securities.

•	MML Equity Fund

seeks to achieve a superior rate of return over time from both capital appreciation and current income and to preserve capital by investing in equity securities.

•	MML Large Cap Value Fund

seeks both capital growth and income.

•	MML Equity Index Fund

seeks investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor’s 500® Index.1

•	MML Enhanced Index Core Equity Fund

seeks to outperform the total return performance of the S&P 500 Index, while maintaining risk characteristics similar to those of the benchmark.

•	MML Growth Equity Fund

seeks long-term growth of capital and future income.

•	MML OTC 100 Fund

seeks to approximate as closely as practicable (before fees and expenses) the total return of the 100 largest publicly traded over-the-counter common stocks.

•	MML Small Cap Equity Fund

seeks long-term growth of capital and income by investing primarily in small company stocks.

•	MML Small Company Opportunities Fund

seeks long-term capital appreciation by investing in common stocks of smaller, faster-growing companies.

•	MML Small Cap Growth Equity Fund

seeks growth of capital over time by investing primarily in equity securities of smaller and medium-size companies with long-term growth potential.

•	MML Emerging Growth Fund

seeks capital appreciation.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.

1 “Standard & Poor’s,” “Standard & Poor’s 500®” and “S&P 500®” are trademarks of The McGraw-Hill Companies and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies (“S&P”). S&P makes no representation regarding the advisability of investing in the Fund.

PROSPECTUS

May 1, 2004

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Summary Information

MML Series Investment Fund provides a broad range of investment choices across the risk/return spectrum. The summary pages that follow describe each Fund’s:

•	Investment objectives.

•	Principal Investment Strategies and Risks. A “Summary of Principal Risks” of investing in the Funds begins on page 32.

•	Investment return over the past ten years, or since inception if less than ten years old.

•	Average annual total returns for the last one, five and ten year periods (or, shorter periods for newer Funds) and how the Fund’s performance compares to that of a comparable broad-based index.

•	Fees and Expenses.

Past Performance is not an indication of future performance.  There is no assurance that a Fund’s investment objective will be achieved, and you can lose money by investing in the Funds.

Important Notes about performance information for the Funds.

For certain Funds, the performance of the Sub-Adviser is provided based on a composite of portfolios managed by the Sub-Adviser with substantially similar investment objectives, policies and investment strategies as the Fund. The Performance Charts for those Sub-Advisers reflects the Sub-Adviser’s composite performance, adjusted for the expenses of the particular Fund.

In all cases, investment returns assume the reinvestment of dividends and capital gains distributions.

Important Note about Fees and Expenses.

As an investor, you pay certain fees and expenses in connection with your investment. These fees and expenses will vary depending on the Fund in which you invest. The fee tables shown on the following pages under “Expense Information” are meant to assist you in understanding these fees and expenses. Each fee table shows a category of expenses called Annual Fund Operating Expenses. Annual Fund Operating Expenses refer to the costs of operating the Funds. These costs are deducted from a Fund’s assets, which means you pay them indirectly.

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MML Money Market Fund

Investment Objectives

This Fund’s investment objectives are to achieve high current income, the preservation of capital, and liquidity. These objectives are of equal importance.

Principal Investment Strategies and Risks

The Fund invests in high quality debt instruments that have a remaining maturity not exceeding 397 days. The Fund invests principally in the following types of short-term securities:

•	commercial paper and other corporate obligations;

•	securities issued or guaranteed by the U.S. Government or its agencies;

•	certificates evidencing participation in bank loans; and

•	certificates of deposit and bankers’ acceptances.

Securities issued by U.S. Government agencies may not be guaranteed by the U.S. Treasury.

It is important to note that this Fund seeks to maintain, but does not guarantee, a stable net asset value of $1.00 per share. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s policy is to invest 100% of its net assets in securities having, at the time of purchase, the highest rating of at least one nationally recognized statistical rating organization or, if unrated, that the Fund’s Sub-Adviser, David L. Babson & Company Inc. (“Babson”), judges to be of equivalent quality. The Fund may invest no more than 5% of its net assets in securities that, at the time of purchase, have the second highest rating, or, if unrated, that Babson judges to be of second highest quality.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk and Leveraging Risk.

These Risks are described beginning on page 32.

Annual Performance

The bar chart shows the risks of investing in the Fund because the returns vary from year to year. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

During the periods shown above, the highest quarterly return was 1.57% for the quarter ended December 31, 2000 and the lowest was 0.12% for the quarter ended December 31, 2003.

Average Annual Total Returns

(for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Five Years	Ten Years
MML Money Market Fund	0.62%	3.26%	4.10%
Lipper Taxable Money Market Fund Index^	0.62%	3.23%	4.06%

^ Lipper Taxable Money Market Fund Index is an unmanaged index of taxable money market mutual funds. The Index does not incur expenses and it cannot be purchased directly by investors.

The Fund’s 7-day yield on December 31, 2003 was 0.50%. To obtain the Fund’s current 7-day yield information, please call 1-888-309-3539.

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This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Expense Information

	MML Money Market Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.48%
Other Expenses	.04%	*
Total Annual Fund Operating Expenses(1)(2)	.52%

*	MassMutual has agreed to bear the expenses (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of the average daily net asset values through April 30, 2005. Such agreement cannot be terminated unilaterally by MassMutual.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 2003.

(2)	The expenses in the above table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life or variable annuity contract.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. If separate account or contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
MML Money Market Fund	$53	$167	$291	$653

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

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MML Inflation-Protected Bond Fund

Investment Objective

This Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

Principal Investment Strategies and Risks

The Fund normally invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or government-sponsored enterprises, and corporations. “Real return” equals total return less the estimated rate of inflation, which is typically measured by the change in an official inflation measure. Inflation-indexed bonds are structured to provide protection against inflation: the bond’s principal is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. The Fund may invest up to 20% of its assets in non-U.S. holdings, but will normally hedge foreign currency exposure to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may normally invest up to 20% of its assets in holdings that are not inflation-indexed. The Fund will make such investments primarily when the Fund’s Sub-Adviser, David L. Babson & Company Inc. (“Babson”), believes that such investments are more attractive than inflation-indexed bonds. The Fund’s non-inflation-indexed holdings may include corporate bonds, U.S. government and agency bonds, cash and short-term investments, futures, options and other derivatives and up to 10% in restricted or illiquid securities.

The Fund will invest in bonds of any maturity. However, the Fund’s Sub-Adviser intends for the Fund’s dollar-weighted average maturity and duration to match (within 10%) the dollar-weighted average maturity and duration of the Fund’s benchmark, the Lehman U.S. Treasury Inflation Note Index. The Fund’s portfolio “duration” is the average of the periods remaining for payments of principal and interest on the Fund’s debt securities, weighted by the dollar amount of each payment. The Fund will maintain an average credit quality of AAA/AA+.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk and Leveraging Risk.

These Risks are described beginning on page 32.

Annual Performance

The bar chart shows the risks of investing in the Fund because the returns can be expected to vary from year to year. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

During the period shown above, the highest quarterly return was 3.28% for the quarter ended June 30, 2003 and the lowest was 0.38% for the quarter ended September 30, 2003.

Average Annual Total Returns (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Since Inception (8/30/02)
MML Inflation-Protected Bond Fund	7.01%	7.67%
Lehman U.S. Treasury Inflation Note Index^	8.40%	8.67%

^ The Lehman U.S. Treasury Inflation Note Index is an unmanaged index that measures the broad performance of U.S. Treasury inflation-indexed bonds. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

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This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Expense Information

	MML Inflation- Protected Bond Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.60%
Other Expenses	.18%	*
Total Annual Fund Operating Expenses(1)	.78%

Expense Reimbursement	(.07%	)
Net Fund Expenses(1)(2)	.71%

*	MassMutual has agreed to bear the expenses (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of the average daily net asset values through April 30, 2005. Such agreement cannot be terminated unilaterally by MassMutual.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 2003.

(2)	The expenses in the above table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life or variable annuity contract.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. If separate account or contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
MML Inflation-Protected Bond Fund	$73	$242	$426	$960

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

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MML Managed Bond Fund

Investment Objective

This Fund’s investment objective is to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital.

Principal Investment Strategies and Risks

The Fund normally invests at least 80% of its assets in investment grade fixed income debt securities, including:

•	U.S. dollar-denominated corporate obligations;

•	securities issued or guaranteed by the U.S. Government or its agencies;

•	U.S. dollar-denominated bonds of foreign issuers; and

•	mortgage-backed and other asset-backed securities.

Securities issued by U.S. Government agencies may not be guaranteed by the U.S. Treasury.

The Fund may invest up to 10% of its total assets in below investment grade debt securities. The Fund may also invest in money market securities, including commercial paper. Selection of investments for the Fund will be made by the Fund’s Sub-Adviser, David L. Babson & Company Inc., by analyzing overall investment opportunities and risks of various fixed income debt securities and market sectors. Currently, analysis of various factors (which may change over time and in particular cases) include: the potential of high income offered by different types of corporate and government obligations; diversification among industries and issuers, credit ratings, and sectors to reduce the volatility of the Fund’s share price; and the relative value offered by different securities. Some of these investments may be in securities that are not denominated in U.S. dollars and others may be purchased subject to legal restrictions on resale, but no more than 15% may be illiquid at the time of purchase. If the Fund purchases a security that is not denominated in U.S. dollars, the Fund will enter into a currency transaction either to hedge the foreign currency risk or effectively convert the debt security to U.S. dollars.

The Fund’s Sub-Adviser intends for the Fund’s duration to match (within 10%) the duration of the Lehman Brothers Aggregate Bond Index. The Fund’s portfolio “duration” is the average of the periods remaining for payments of principal and interest on the Fund’s debt securities, weighted by the dollar amount of each payment.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk and Leveraging Risk.

These Risks are described beginning on page 32.

Annual Performance

The bar chart shows the risks of investing in the Fund because the returns vary from year to year. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

During the periods shown above, the highest quarterly return was 6.64% for the quarter ended June 30, 1995 and the lowest was -3.43% for the quarter ended March 31, 1994.

Average Annual Total Returns

(for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Five Years	Ten Years
MML Managed Bond Fund	5.59%	6.15%	6.61%
Lehman Brothers Aggregate Bond Index^	4.11%	6.62%	6.95%

^ The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity, combining the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses and it cannot be purchased directly by investors.

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This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Expense Information

	MML Managed Bond Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.45%
Other Expenses	.01%	*
Total Annual Fund Operating Expenses(1)(2)	.46%

*	MassMutual has agreed to bear the expenses (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of the average daily net asset values through April 30, 2005. Such agreement cannot be terminated unilaterally by MassMutual.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 2003.

(2)	The expenses in the above table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life or variable annuity contract.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. If separate account or contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
MML Managed Bond Fund	$47	$148	$258	$579

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

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MML Blend Fund

Investment Objective

This Fund seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital.

Principal Investment Strategies and Risks

The Fund’s portfolio consists of three segments:

•	Money Market Segment’s objectives are to achieve high current income and to preserve capital.

•	Bond Segment’s objective is to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital.

•	Equity Segment’s objective is to achieve a superior rate of return over time from capital appreciation.

The Fund adjusts the mix of investments among these three market segments based on the judgment of the Fund’s Sub-Adviser, David L. Babson & Company Inc., about each segment’s potential for returns related to the corresponding risk. These adjustments normally will be made in a gradual manner over a period of time. Under normal circumstances, at least 20% and no more than 40% of the Fund’s total assets will be invested in the Bond Segment, at least 50% and no more than 70% of the Fund’s total assets will be invested in the Equity Segment, and no more than 30% of the Fund’s total assets will be invested in the Money Market Segment. In unusual circumstances, the Fund may, for temporary defensive purposes, invest up to 100% of its total assets in the Money Market Segment.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk and Leveraging Risk.

These Risks are described beginning on page 32.

Annual Performance

The bar chart shows the risks of investing in the Fund because the returns vary from year to year. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

During the periods shown above, the highest quarterly return was 10.17% for the quarter ended June 30, 2003 and the lowest was -9.75% for the quarter ended September 30, 2002.

Average Annual Total Returns

(for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Five Years		Ten Years
MML Blend Fund	18.71%	-	0.45%	6.81%
S&P 500® Index^	28.67%	-	0.57%	11.06%
Lipper Balanced Fund Index^^	19.94%		2.95%	8.20%
Lehman Brothers Aggregate Bond Index^^^	4.11%		6.62%	6.95%

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of the larger capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

^ ^ The Lipper Balanced Fund Index is an unmanaged, equally weighted index of the 30 largest mutual funds within each of the investment objective categories for the MML Blend Fund. The Index does not incur expenses and cannot be purchased directly by investors.

^ ^ ^ The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity, combining the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses and cannot be purchased directly by investors.

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This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Expense Information

	MML Blend Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.39%
Other Expenses	.03%	*
Total Annual Fund Operating Expenses(1)(2)	.42%

*	MassMutual has agreed to bear the expenses (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of the average daily net asset values through April 30, 2005. Such agreement cannot be terminated unilaterally by MassMutual.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 2003.

(2)	The expenses in the above table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life or variable annuity contract.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. If separate account or contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
MML Blend Fund	$43	$135	$235	$530

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

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MML Equity Fund

Investment Objectives

This Fund’s primary objective is to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Its secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate.

Principal Investment Strategies and Risks

The Fund normally invests at least 80% of its assets in stocks, securities convertible into stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices. The Fund is managed by two Sub-Advisers, each being responsible for a portion of the portfolio, but not necessarily equal weighted.

David L. Babson & Company Inc. (“Babson”) applies a value strategy, which seeks superior total returns over the long term while minimizing risk levels. Stock selection is based on both fundamental analysis and quantitative models, taking into account company characteristics such as competitive advantages, management stability and financial strength, as well as stock valuation. Various attractive financial ratios are sought in the stocks Babson considers, including companies which have low share-price to company earnings (“PE”), price-to-book and other relevant ratios relative to their industry peer groups, historical valuations, or future prospects. Market sentiment can lead to short term stock mispricing and Babson seeks to capitalize on such opportunities where catalysts are present for significant price appreciation. Investments generally will be made in publicly traded stocks of companies with market capitalizations of greater than $2 billion and an established operating history.

Alliance Capital Management L.P. (“Alliance Capital”) through the investment professionals of its Bernstein Investment Research and Management unit, takes a “bottom-up” investment approach that is value-based and price-driven, and it relies on the intensive fundamental research of its internal research staff to identify these buying opportunities in the marketplace. Alliance Capital will invest the portion of the Fund’s assets it manages in the common stocks of large companies that it identifies as having earnings growth potential that may not be recognized by the market at large. Alliance Capital seeks to identify compelling buying opportunities created when companies are undervalued on the basis of investor reactions to near-term problems or circumstances even though their long-term prospects remain sound. Portfolio holdings will be primarily in U.S. issuers although ADRs and securities of foreign issuers that trade on domestic exchanges and in the over-the-counter markets also may be purchased.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Foreign Investment Risk and Leveraging Risk.

These Risks are described beginning on page 32.

–  12  –

Annual Performance

The bar chart shows the risks of investing in the Fund because the returns vary from year to year. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

During the periods shown above, the highest quarterly return was 16.16% for the quarter ended December 31, 1998 and the lowest was -18.16% for the quarter ended September 30, 2002.

Average Annual Total Returns

(for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Five Years		Ten Years
MML Equity Fund	27.49%	-	2.85%	7.82%
S&P 500® Index^	28.67%	-	0.57%	11.06%

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of the larger capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Expense Information

MML Equity Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.39%
Other Expenses	.02%
Total Annual Fund Operating Expenses(1)(2)	.41%

*	MassMutual has agreed to bear the expenses (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of the average daily net asset values through April 30, 2005. Such agreement cannot be terminated unilaterally by MassMutual.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 2003.

(2)	The expenses in the above table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life or variable annuity contract.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. If separate account or contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
MML Equity Fund	$42	$132	$230	$518

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

–  13  –

MML Large Cap Value Fund

Investment Objective

This Fund seeks both capital growth and income.

Principal Investment Strategies and Risks

The Fund seeks to achieve its investment objective by selecting high quality, large capitalization companies primarily in the S&P 500 Index®. The Sub-Adviser to the Fund, Davis Selected Advisers, L.P. (“Davis”), will normally invest at least 80% of the Fund’s assets in common stock of companies with market capitalizations of at least $5 billion. The Fund’s investment strategy is to select these companies for the long-term. In the current market environment, we expect that current income will be low.

The Fund may also invest to a limited extent in foreign securities and use derivatives as a hedge against currency risks.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Foreign Investment Risk, Currency Risk and Leveraging Risk.

These Risks are described beginning on page 32.

Annual Performance

The bar chart shows the risks of investing in the Fund because the returns vary from year to year. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

During the periods shown above, the highest quarterly return was 17.08% for the quarter ended June 30, 2003 and the lowest was -13.28% for the quarter ended September 30, 2001.

Average Annual Total Returns

(for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Since Inception (5/1/00)
MML Large Cap Value Fund	29.60%	-1.26%
S&P 500® Index^	28.67%	-5.60%

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of the larger capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

–  14  –

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Expense Information

	MML Large Cap Value Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.80%
Other Expenses	.12%
Total Annual Fund Operating Expenses(1)	.92%

Expense Reimbursement	(.01%	)*
Net Fund Expenses(1)(2)	.91%

*	MassMutual has agreed to bear the expenses (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of the average daily net asset values through April 30, 2005. Such agreement cannot be terminated unilaterally by MassMutual.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 2003.

(2)	The expenses in the above table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life or variable annuity contract.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. If separate account or contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
MML Large Cap Value Fund	$93	$292	$508	$1,130

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

Davis Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Davis for accounts with investment objectives similar to that of the Fund. The returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

During the periods shown above, the highest quarterly return was 21.42% for the quarter ended December 31, 1998 and the lowest was -14.51% for the quarter ended September 30, 1998.

Davis Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2003)

The table compares Davis’ investment results for accounts with investment objectives similar to that of the Fund to that of an index measuring the broad market over different time periods. The Davis composite returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Five Years	Ten Years
Davis Accounts	32.01%	4.59%	12.95%
S&P 500® Index^	28.67%	-0.57%	11.06%

* Performance shown is a composite of all portfolios managed by Davis with substantially similar investment objectives, policies, investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund. Davis’ composite includes performance of Selected American Shares and Davis New York Venture Fund, which are registered under the Investment Company Act of 1940. The composite performance does not represent the historical performance of the MML Large Cap Value Fund and should not be interpreted as being indicative of the future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of the larger capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

–  15  –

MML Equity Index Fund

Investment Objective

The Fund’s investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500 Index®.

Principal Investment Strategies and Risks

This Fund seeks to achieve its objective by investing at least 80% of its assets in the securities of companies that make up the S&P 500 Index®. The S&P 500 Index® is a widely recognized, capitalization-weighted unmanaged index of common stocks of the 500 largest capitalized U.S. companies.

The Fund generally purchases securities in proportions that match their index weights. This is the primary strategy used by the Fund to achieve a capitalization-weighted total rate of return. Each company’s shares contribute to the Fund’s overall return in the same proportion as the value of the Company’s shares contributes to the S&P 500 Index®. However, the Fund’s Sub-Adviser, Northern Trust Investments, N.A., uses a process known as “optimization”, which is a statistical sampling technique. (See discussion of “Optimization” on page 63). Therefore, the Fund may not hold every stock in the Index. The Sub-Adviser believes that this approach allows the Fund to run an efficient and effective strategy to maximize the Fund’s liquidity while minimizing transaction costs. The Fund may also invest in other instruments whose performance is expected to correspond to the Index. The Fund may also use derivatives such as index futures and options, as described in “Additional Investment Policies and Risk Considerations.” The Sub-Adviser believes that these investments help the Fund approach the returns of a fully invested portfolio, while keeping cash on hand for liquidity purposes.

The Principal Risks of investing in the Fund are Market Risk, Tracking Error Risk, Credit Risk, Growth Company Risk, Leveraging Risk, Derivative Risk, Non-Diversification Risk and Foreign Investment Risk.

These Risks are described beginning on page 32.

Annual Performance

The bar chart shows the risks of investing in the Fund because the returns vary from year to year. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

Class I Shares

During the periods shown above, the highest quarterly return was 21.29% for the quarter ended December 31, 1998 and the lowest was –17.39% for the quarter ended September 30, 2002.

Average Annual Total Returns

(for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund because the Fund’s returns may deviate from the broad market over different time periods. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Five Years	Since Inception (5/1/97)
Class I	28.08%	-1.07%	6.07%
Class II†	28.31%	-0.89%	6.33%
Class III†	28.38%	-0.82%	6.41%
S&P 500® Index^	28.67%	-0.57%	6.60%

† Class II and III shares commenced operations May 1, 2000. Performance for Class II and Class III shares of the Fund is based on Class I shares adjusted to reflect Class II and Class III expenses.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of the larger capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

–  16  –

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Expense Information

	Class I	Class II		Class III
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.10%	.10%		.10%
Other Expenses	.34%	.23%	*	.09%	*
Total Annual Fund Operating Expenses(1)	.44%	.33%		.19%

Expense Reimbursement	—	(.05%	)	(.05%	)
Net Fund Expenses(1)(2)	.44%	.28%		.14%

*	MassMutual has agreed to bear the expenses (other than the management and administrative fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .05% of the average daily net asset values through April 30, 2005 . Such agreements cannot be terminated unilaterally by MassMutual. In addition, MassMutual has agreed to waive certain administrative and shareholder service fees payable by the Fund on account of Class II or Class III shares.

(1)	For Classes I, II and III, the expenses in the above table are based on expenses for the fiscal year ended December 31, 2003.

(2)	The expenses in the above table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life or variable annuity contract.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. If separate account or contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$45	$141	$246	$555
Class II	$29	$101	$180	$413
Class III	$14	$56	$102	$238

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

–  17  –

MML Enhanced Index Core Equity Fund

Investment Objective

The Fund’s investment objective is to outperform the total return performance of its benchmark index, the S&P 500 Index, while maintaining risk characteristics similar to those of the benchmark.

Principal Investment Strategies and Risks

Under normal market conditions, the Fund will invest substantially all (but no less than 80%) of its assets in common stocks of companies included in the Fund’s benchmark index. The Sub-Adviser to the Fund, David L. Babson & Company Inc., believes that a systematic strategy that exploits market inefficiencies can be used to produce a portfolio for the Fund that will outperform the Fund’s benchmark index while maintaining risk characteristics similar to the benchmark.

The Sub-Adviser uses quantitative analysis to identify groups of stocks included within the Fund’s benchmark index that the Sub-Adviser believes will outperform or underperform the index. The Sub-Adviser identifies these stocks through a proprietary quantitative model that ranks all stocks within the index based on several factors relating to a company’s valuation, earnings quality, stock price momentum and earnings improvement. Based on these rankings, the Sub-Adviser constructs a broadly diversified portfolio (the Fund will generally hold approximately 90% of the securities in the index) by (1) overweighting high-ranking stocks, (2) underweighting low-ranking stocks (or not holding them at all), and (3) market-weighting those stocks that do not have especially high or low rankings. Neither market timing nor macro economic forecasting is used by the Sub-Adviser in constructing the Fund’s portfolio. The Fund may engage in the active and frequent trading of portfolio securities to achieve its investment objective.

The Principal Risks of investing in the Fund are Market Risk, Growth Company Risk, Credit Risk, Management Risk, Derivative Risk, Foreign Investment Risk, Currency Risk and Leveraging Risk.

These Risks are described beginning on page 32.

Annual Performance

The bar chart shows the risks of investing in the Fund because the returns vary from year to year. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

During the periods shown above, the highest quarterly return was 14.78% for the quarter ended June 30, 2003 and the lowest was -17.12% for the quarter ended September 30, 2002.

Average Annual Total Returns

(for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods. The returns are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Since Inception (5/2/01)
MML Enhanced Index Core Equity Fund	27.19%	-	2.91%
S&P 500® Index^	28.67%	-	3.21%

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of the larger capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

–  18  –

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Expense Information

	MML Enhanced Index Core Equity Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.55%
Other Expenses	.25%
Total Annual Fund Operating Expenses(1)	.80%

Expense Reimbursement	(.14%	)*
Net Fund Expenses(1)(2)	.66%

*	MassMutual has agreed to bear the expenses (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of the average daily net asset values through April 30, 2005. Such agreement cannot be terminated unilaterally by MassMutual.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 2003.

(2)	The expenses in the above table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life or variable annuity contract.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. If separate account or contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
MML Enhanced Index Core Equity Fund	$67	$241	$430	$977

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

–  19  –

MML Growth Equity Fund

Investment Objective

This Fund seeks long-term growth of capital and future income.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by normally investing at least 80% of its assets in the common stocks and securities convertible into common stocks of companies which the Fund’s Sub-Adviser, Massachusetts Financial Services Company (“MFS”), believes offer prospects for long-term growth.

The Sub-Adviser uses a bottom-up investment style, which means that securities are selected based upon a fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities) performed by the portfolio manager and the Sub-Adviser’s large group of equity research analysts.

The Fund may invest up to 35% of its net assets in foreign securities. The Fund may have exposure to foreign currencies through its foreign investments, its direct holdings of foreign currencies, or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Foreign Investment Risk, Growth Company Risk, Currency Risk and Leveraging Risk.

These Risks are described beginning on page 32.

Annual Performance

The bar chart shows the risks of investing in the Fund because the returns vary from year to year. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

During the periods shown above, the highest quarterly return was 14.86% for the quarter ended December 31, 2001 and the lowest was -21.59% for the quarter ended September 30, 2001.

Average Annual Total Returns

(for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods. The returns are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Since Inception (5/3/99)
MML Growth Equity Fund	23.02%	-4.47%
S&P 500® Index^	28.67%	-2.43%

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of the larger capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

–  20  –

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Expense Information

	MML Growth Equity Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.80%
Other Expenses	.48%
Total Annual Fund Operating Expenses(1)	1.28%

Expense Reimbursement	(.37%	)*
Net Fund Expenses(1)(2)	.91%

*	MassMutual has agreed to bear the expenses (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of the average daily net asset values through April 30, 2005. Such agreement cannot be terminated unilaterally by MassMutual.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 2003.

(2)	The expenses in the above table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life or variable annuity contract.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. If separate account or contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
MML Growth Equity Fund	$93	$369	$667	$1,513

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

MFS Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by MFS for accounts with investment objectives similar to that of the Fund. The returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

During the periods shown above, the highest quarterly return was 28.30% for the quarter ended December 31, 1999 and the lowest was -22.38% for the quarter ended September 30, 2001.

MFS Average Annual Total Returns for

Similar Accounts*

(for the periods ended December 31, 2003)

The table compares MFS’ investment results for accounts with investment objectives similar to that of the Fund to that of an index measuring the broad market over different time periods. The returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Five Years		Ten Years
MFS Composite*	23.71%	-	3.19%	10.04%
S&P 500® Index^	28.67%	-	0.57%	11.06%

* MFS Similar Account Performance is a composite of all portfolios managed by MFS with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund. MFS’ composite includes performance of the Fund since its inception May 3, 1999, and performance of the Massachusetts Investors Growth Stock Fund, which is registered under the Investment Company Act of 1940. The composite performance does not represent the historical performance of the MML Growth Equity Fund. Historical performance should not be interpreted as being indicative of the future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of the larger capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

–  21  –

MML OTC 100 Fund

Investment Objective

This Fund seeks to approximate as closely as practicable (before fees and expenses) the total return of the 100 largest publicly traded over-the-counter common stocks.

Principal Investment Strategies and Risks

This Fund seeks to achieve its objective by investing at least 80% of its assets in the securities of companies included in the NASDAQ 100 Index®, which is generally recognized as representative of the over-the-counter market. The NASDAQ 100 Index® is a modified capitalization-weighted index composed of the 100 largest non-financial companies listed on the National Association of Securities Dealers Automated Quotations System (“NASDAQ”). The NASDAQ 100 Index® does not incur expenses and cannot be purchased directly by investors.

The Fund generally purchases securities in proportions that match their index weights. This is the primary strategy used by the Fund to achieve a capitalization-weighted total rate of return. Each company’s shares contribute to the Fund’s overall return in the same proportion as the value of the Company’s shares contributes to the NASDAQ 100 Index®. However, the Fund’s Sub-Adviser, Northern Trust Investments, N.A., uses a process known as “optimization”, which is a statistical sampling technique. (See discussion of “Optimization” on page 63). Therefore, the Fund may not hold every stock in the Index. The Sub-Adviser believes that this approach allows the Fund to run an efficient and effective strategy to maximize the Fund’s liquidity while minimizing transaction costs. The Fund may also invest in other instruments whose performance is expected to correspond to the Index. The Fund may also use derivatives such as index futures and options, as described in “Additional Investment Policies and Risk Considerations.” The Sub-Adviser believes that these investments help the Fund approach the returns of a fully invested portfolio, while keeping cash on hand for liquidity purposes.

The Fund is non-diversified, which means that it may hold larger positions in a smaller number of stocks than a diversified fund. As a result, an increase or decrease in value of a single stock could have a greater impact on the Fund’s net asset value and its total return.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Liquidity Risk, Derivative Risk, Non-Diversification Risk, Leveraging Risk, Smaller Company Risk, Growth Company Risk and Tracking Error Risk.

These Risks are described beginning on page 32.

–  22  –

Annual Performance

The bar chart shows the risks of investing in the Fund because the returns vary from year to year. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

During the periods shown above, the highest quarterly return was 34.88% for the quarter ended December 31, 2001 and the lowest was -36.36% for the quarter ended September 30, 2001.

Average Annual Total Returns

(for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods. The returns are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Since Inception (5/1/00)
MML OTC 100 Fund	48.62%	-	23.25%
NASDAQ 100 Index®^	49.12%	-	22.70%

^ NASDAQ 100 Index® is a registered service mark of The Nasdaq Stock Market, Inc. (“Nasdaq”). The NASDAQ 100 Index® is composed and calculated by Nasdaq without regard to the Fund. Nasdaq makes no warranty, express or implied, regarding, and bears no liability with respect to, the NASDAQ 100 Index® or its use or any data included therein.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Expense Information

	MML OTC 100 Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.45%
Other Expenses	.77%
Total Annual Fund Operating Expenses(1)	1.22%

Expense Reimbursement	(.66%	)*
Net Fund Expenses(1)(2)	.56%

*	MassMutual has agreed to bear the expenses (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of the average daily net asset values through April 30, 2005. Such agreement cannot be terminated unilaterally by MassMutual.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 2003.

(2)	The expenses in the above table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life or variable annuity contract.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. If separate account or contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
MML OTC 100 Fund	$57	$322	$607	$1,419

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

–  23  –

MML Small Cap Equity Fund

Investment Objective

This Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies.

Principal Investment Strategies and Risks

The Fund invests primarily in stocks, securities convertible into stocks, and other securities such as warrants and stock rights, whose value is based on stock prices.

Normally, the Fund invests at least 80% of its assets in publicly traded stocks of companies with market capitalizations, at the time of purchase, in the range of companies in the Russell 2000 Index, the Fund’s benchmark. As of March 31, 2004, the Russell 2000 Index was comprised of companies with market capitalizations ranging between $15.8 million and $2.8 billion. The range of capitalizations of companies included in the Russell 2000 Index will fluctuate as market prices increase or decrease. The Fund’s Sub-Adviser, David L. Babson & Company Inc., will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in the Russell 2000 Index.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Currency Risk, Foreign Investment Risk, Leveraging Risk and Smaller Company Risk.

These Risks are described beginning on page 32.

Annual Performance

The bar chart shows the risks of investing in the Fund because the returns vary from year to year. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

During the periods shown above, the highest quarterly return was 17.19% for the quarter ended June 30, 1999 and the lowest was -16.57% for the quarter ended September 30, 2002.

Average Annual Total Returns

(for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Five Years	Since Inception (6/1/98)
MML Small Cap Equity Fund	31.29%	6.11%	2.48%
Russell 2000 Index^	47.26%	7.13%	5.00%

^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

–  24  –

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Expense Information

MML Small Cap Equity Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.65%
Other Expenses	.08%
Total Annual Fund Operating Expenses(1)(2)	.73%

*	MassMutual has agreed to bear the expenses (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of the average daily net asset values through April 30, 2005. Such agreement cannot be terminated unilaterally by MassMutual.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 2003.
(2)	The expenses in the above table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life or variable annuity contract.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. If separate account or contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
MML Small Cap Equity Fund	$75	$233	$406	$906

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

–  25  –

MML Small Company Opportunities Fund

Investment Objective

The Fund’s investment objective is long-term capital appreciation through investment primarily in common stocks of smaller, faster-growing companies whose securities at the time of purchase are considered by the Sub-Adviser, David L. Babson & Company Inc. (“Babson”), to be realistically valued.

Principal Investment Strategies and Risks

Under normal circumstances, the Fund will invest substantially all (but no less than 80%) of its assets in common stocks of smaller companies (companies whose market capitalizations, at the time of purchase by the Fund, are within the range of capitalization of companies in the Russell 2000 Index). Within that universe, the Fund will invest primarily in equity securities of micro capitalization companies. Micro capitalization companies are those with capitalizations, at the time of initial purchase, of no more than 50% of the weighted average market capitalization of the Russell 2000 Index, measured as of the last time the Index was rebalanced, which is generally June 30 of each year. (This 50% figure was approximately $335 million as of June 30, 2003.) The Fund may also invest, to a lesser extent, in companies with market capitalizations in excess of 50% of the weighted average market capitalization of the Russell 2000 Index. The Sub-Adviser will select investments for the Fund based on its assessment of whether the securities are likely to provide favorable capital appreciation over the long term.

The Sub-Adviser believes that there are persistent stock price inefficiencies in the market for stocks of smaller companies. The Sub-Adviser will seek to identify companies that are mispriced as compared with their expected earnings stream.

Although the Fund’s investment process emphasizes fundamental analysis, the Sub-Adviser first uses computer screening and industry sources to narrow the Fund’s investment universe. The Sub-Adviser screens these candidates by looking for further signs of quality and growth, such as revenue and earnings per share growth. The Sub-Adviser then makes decisions using fundamental analysis on stocks that come through its initial screens, typically emphasizing an issuer’s historic financial performance, balance sheet strength, management capability, profitability and competitive position.

Specifically, the Sub-Adviser typically looks for the following characteristics:

•	Sustainable competitive advantage
•	Strong management
•	Long product cycles
•	Pricing flexibility
•	Small size as a competitive advantage
•	High sustained return on investment
•	Above-average earnings per share growth
•	Attractive valuation

Out of this analysis, the Sub-Adviser selects what it believes to be the best companies for the Fund’s portfolio.

The Fund may purchase stocks in initial public offerings (“IPOs”) and may sell such securities without regard to how long the Fund has held the securities. The market capitalizations of the companies whose securities the Fund purchases in IPOs may be outside the Fund’s market capitalization range stated above. The Fund is designed to be an investment vehicle for that part of your capital which can appropriately be exposed to above-average risk.

The Principal Risks of investing in the Fund are Market Risk, Smaller Company Risk, Growth Company Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Leveraging Risk and Non-Diversification Risk.

These Risks are described beginning on page 32.

Annual Performance

The bar chart shows the risks of investing in the Fund because the returns vary from year to year. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

During the periods shown above, the highest quarterly return was 21.56% for the quarter ended June 30, 2003 and the lowest was –16.78% for the quarter ended September 30, 2002.

Average Annual Total Returns

(for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods. The returns are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Since Inception (5/1/01)
MML Small Company Opportunities Fund	42.25%	15.26%
Russell 2000 Index^	47.26%	6.75%

^ Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

–  26  –

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Expense Information

	MML Small Company Opportunities Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	1.05%
Other Expenses	.13%
Total Annual Fund Operating Expenses(1)	1.18%

Expense Reimbursement	(.02%	)*
Net Fund Expenses(1)(2)	1.16%

*	MassMutual has agreed to bear the expenses (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of the average daily net asset values through April 30, 2005. Such agreement cannot be terminated unilaterally by MassMutual.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 2003.

(2)	The expenses in the above table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life or variable annuity contract.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. If separate account or contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
MML Small Company Opportunities Fund	$118	$373	$647	$1,430

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

Babson Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Babson for accounts with investment objectives similar to that of the Fund. The Babson composite returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

During the periods shown above, the highest quarterly return was 22.26% for the quarter ended June 30, 1999 and the lowest was -21.43% for the quarter ended September 30, 1998.

Babson Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2003)

The table compares Babson investment results for accounts with investment objectives similar to that of the Fund to that of an index measuring the broad market over different time periods. The Babson composite returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Five Years	Since Inception (5/94)
Babson Accounts	42.60%	20.37%	24.76%
Russell 2000 Index^	47.26%	7.13%	10.05%

* Performance shown is a composite of all portfolios managed by Babson with substantially similar investment objectives, policies, investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund. The composite performance does not represent the historical performance of the MML Small Company Opportunities Fund and should not be interpreted as being indicative of the future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus.

^ Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

–  27  –

MML Small Cap Growth Equity Fund

Investment Objective

This Fund seeks long-term capital appreciation.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in common stocks and equity securities of smaller companies which the managers believe offer potential for long-term growth. The Fund may maintain cash reserves for liquidity and defensive purposes. Normally, the Fund invests at least 80% of its assets in the securities of companies whose market capitalizations, at the time of purchase, fall within the range of companies in the Russell 2000 Index or the S&P Small Cap 600 Index — as of March 31, 2004, between $15.8 million and $3.1 billion. The range of capitalizations of companies included in each index will fluctuate as market prices increase or decrease. MassMutual has retained two Sub-Advisers to manage the Fund, each being responsible to manage a portion of the assets of the Fund. Each Sub-Adviser will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in either index.

The investment approach employed by Wellington Management Company, LLP (“Wellington Management”) emphasizes its own proprietary fundamental research and bottom-up stock selection to identify what it believes to be the best small-capitalization companies.

Companies whose stocks are purchased for the Fund generally share several common characteristics:

•	financial strength;
•	top market share and significant insider ownership;
•	a high level of focus on core businesses and the ability to be flexible and quick to market with products and services;
•	favorable industry dynamics; and
•	significant potential appreciation over a three year time horizon.

Companies are generally sold from the Fund when:

•	target prices are reached, and detailed evaluation suggests that future upside potential is limited;
•	company fundamentals are no longer attractive; and
•	superior purchase candidates are identified, or market capitalization ceilings are exceeded.

Waddell & Reed Investment Management Company (“Waddell & Reed”) uses a bottom-up process, generally emphasizing long-term growth potential and superior financial characteristics, such as: annual revenue and earnings growth rate of 25%+, pre-tax margins of 20%+, and debt-free capital structure.

Generally, companies also are considered which are strong niche players with a defensible market position, have active involvement of the founder-entrepreneur, and demonstrate commitment to their employees, customers, suppliers and shareholders.

Waddell & Reed typically buys companies with an anticipated three-year holding period, and therefore expects the portion of the Fund’s portfolio that is managed by Waddell & Reed to have lower than 50% annual turnover.

The Principal Risks of investing in the Fund are Market Risk, Smaller Company Risk, Credit Risk, Growth Company Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk and Leveraging Risk.

These Risks are described beginning on page 32.

Annual Performance

The bar chart shows the risks of investing in the Fund because the returns vary from year to year. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

During the periods shown above, the highest quarterly return was 26.95% for the quarter ended December 31, 2001 and the lowest was -28.17% for the quarter ended September 30, 2001.

Average Annual Total Returns

(for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Since Inception (5/3/99)
MML Small Cap Growth Equity Fund	48.54%	6.98%
Russell 2000 Index^	47.26%	6.97%

^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized, U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

–  28  –

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Expense Information

	MML Small Cap Growth Equity Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	1.07%
Other Expenses	.18%
Total Annual Fund Operating Expenses(1)	1.25%

Expense Reimbursement	(.07%	)*
Net Fund Expenses(1)(2)	1.18%

*	MassMutual has agreed to bear the expenses (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of the average daily net asset values through April 30, 2005. Such agreement cannot be terminated unilaterally by MassMutual.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 2003.

(2)	The expenses in the above table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life or variable annuity contract.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. If separate account or contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
MML Small Cap Growth Equity Fund	$120	$390	$680	$1,505

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

Wellington Management and Waddell & Reed Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for its similar accounts. The returns shown have been adjusted to reflect the fees and expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	Highest Quarter	Lowest Quarter
Wellington Management Composite	35.15% Q4 1999	-22.21% Q3 2001
Waddell & Reed Composite	44.08% Q4 1999	-22.25% Q3 2001

Wellington Management and Waddell & Reed Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2003)

The table compares each Sub-Adviser’s investment results for its similar accounts to an index measuring the broad market over different time periods. The returns shown have been adjusted to reflect the fees and expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Five Years	Ten Years	Since Inception (3/94)
Wellington Management Composite*	56.00%	17.92%	N/A	15.02%
Waddell & Reed Composite*	38.73%	12.81%	20.03%	N/A
Russell 2000 Index^	47.26%	7.13%	9.47%	9.34%

* Each Sub-Adviser’s Similar Account performance is a composite of all separately managed institutional accounts managed by that Sub-Adviser with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions. Each Sub-Adviser’s Similar Account performance has been adjusted to reflect the fees and expenses of the Fund. Wellington Management replaced J.P. Morgan Investment Management Inc. as a co-sub-adviser of the Fund on December 3, 2001. Each Sub-Adviser’s Similar Account performance does not represent the historical performance of the MML Small Cap Growth Equity Fund. Historical performance should not be interpreted as being indicative of future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus.

^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized, U.S. companies. The Index does not incur expenses and cannot be purchased directly by Investors.

–  29  –

MML Emerging Growth Fund

Investment Objective

This Fund seeks capital appreciation.

Principal Investment Strategies and Risks

This Fund seeks to achieve its objective by investing primarily in smaller, rapidly growing emerging companies. The Fund will generally invest in industry segments experiencing rapid growth, and will likely have a portion of its assets in technology and technology-related stocks. The Fund will normally invest at least 80% of its assets in equity securities (primarily common stocks) of these emerging growth companies. The Fund may invest in both domestic and foreign securities. Although the Fund may invest in companies of any size, under current market conditions, it is expected that a substantial portion of the Fund’s investments will be in companies with market capitalizations of $1.5 billion or less.

RS Investment Management L.P. (“RS”), the Fund’s Sub-Adviser, typically considers companies that:

•	have distinct proprietary advantages;

•	are gaining market share;

•	have superior margins or experience superior profitability; and

•	have strong management teams.

A security may be sold when its price hits RS’ target. A security may also be sold if the company’s growth rate deteriorates or its performance disappoints, if its price appears overvalued, or if there has been an unfavorable change in the issuer’s management. The Fund may also sell a security if institutional ownership increases substantially.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Smaller Company Risk, Leveraging Risk, Growth Company Risk, Currency Risk and Emerging Markets Risk.

These Risks are described beginning on page 32.

Annual Performance

The bar chart shows the risks of investing in the Fund because the returns vary from year to year. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

During the periods shown above, the highest quarterly return was 30.02% for the quarter ended December 31, 2001 and the lowest was -30.65% for the quarter ended September 30, 2001.

Average Annual Total Returns

(for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods. The returns are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Since Inception (5/1/00)
MML Emerging Growth Fund	45.76%	-16.49%
Russell 2000 Index^	47.26%	4.04%

^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized, U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

–  30  –

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Expense Information

	MML Emerging Growth Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	1.05%
Other Expenses	1.23%
Total Annual Fund Operating Expenses(1)	2.28%

Expense Reimbursement	(1.12%	)*
Net Fund Expenses(1)(2)	1.16%

*	MassMutual has agreed to bear the expense (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of the average daily net asset values through April 30, 2005. Such agreement cannot be terminated unilaterally by MassMutual.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 2003.

(2)	The expenses in the above table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life or variable annuity contract.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. If separate account or contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
MML Emerging Growth Fund	$118	$605	$1,118	$2,529

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

RS Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by RS for accounts with investment objectives similar to that of the Fund. The RS composite returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

During the periods shown above, the highest quarterly return was 74.68% for the quarter ended December 31, 1999 and the lowest was -31.00% for the quarter ended September 30, 2001.

RS Average Annual Total Returns for

Similar Accounts*

(for the periods ended December 31, 2003)

The table compares RS investment results for accounts with investment objectives similar to that of the Fund to that of an index measuring the broad market over different time periods. The RS composite returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Five Years	Ten Years
RS Composite	47.72%	6.28%	12.93%
Russell 2000 Index^	47.26%	7.13%	9.47%

* Performance shown is the composite of all portfolios managed by RS Investment Management with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund. RS’ composite includes the performance of the RS Emerging Growth Fund, which is registered under the Investment Company Act of 1940. The composite performance does not represent the historical performance of the MML Emerging Growth Fund and should not be interpreted as being indicative of future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus.

^ Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

–  31  –

Summary of Principal Risks

The value of your investment in a Fund changes with the values of the investments in a Fund’s portfolio. Many things can affect those values, but those factors that may have an important or significant affect on a particular Fund’s portfolio are called “Principal Risks.” These Principal Risks are summarized in this section. The chart at the end of this section displays similar information by comparing all the Funds. All Funds could be subject to additional Principal Risks because the types of investments made by each Fund can change over time. Although the Funds strive to reach their stated goals, they cannot offer guaranteed results. You could make money in these Funds, but you also have the potential to lose money.

•	Market Risk – Money Market/Bond Funds. All the Funds are subject to market risk, which is the general risk of unfavorable market-induced changes in the value of a security. MML Money Market Fund, MML Inflation-Protected Bond Fund, MML Managed Bond Fund and MML Blend Fund’s Bond and Money Market Segments are subject to market risk because they invest some or all of their assets in debt securities such as bonds, notes and asset-backed securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. As interest rates rise, your investment in these Funds is likely to be worth less because their debt securities are likely to be worth less.

This kind of market risk, also called interest rate risk, is generally greater for debt securities with longer maturities and portfolios with longer durations. Even the highest quality debt securities are subject to interest rate risk which is generally greater for lower-rated securities or comparable unrated securities.

•	Market Risk – Equity Funds. In the case of stocks and other equity securities, market risk is the result of a number of factors, including general economic and market conditions, real or perceived changes in the prospects of the securities’ issuer, changing interest rates and real or perceived economic and competitive industry conditions.

MML Equity Fund, the Equity Segment of MML Blend Fund, MML Equity Index Fund, MML Enhanced Index Core Equity Fund, MML Growth Equity Fund, MML Large Cap Value Fund, MML OTC 100 Fund, MML Small Cap Equity Fund, MML Emerging Growth Fund, MML Small Company Opportunities Fund and MML Small Cap Growth Equity Fund maintain substantial exposure to equities and do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or even extended periods subjects these Funds to unpredictable declines in the value of their shares, as well as periods of poor performance. Market risk also includes more specific risks affecting the issuer, such as management performance, financial leverage, industry problems and reduced demand for the issuer’s goods or services.

•	Credit Risk. All the Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract or securities loan, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. There are varying degrees of credit risk, which are often reflected in credit ratings. Credit risk is particularly significant for MML Managed Bond Fund and the Bond Segment of MML Blend Fund to the extent they invest in below investment-grade securities. These debt securities and similar unrated securities, which are commonly known as “junk bonds,” have speculative elements or are predominantly speculative credit risks. MML Inflation-Protected Bond Fund, MML Managed Bond Fund and the Bond Segment of MML Blend Fund invest in foreign debt securities and, accordingly, are also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign

Terms appearing in bold type are discussed in greater detail under “Additional Investment Policies and Risk Considerations”. Those sections also include more information about the Funds, their investments and the related risks.

–  32  –

debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

•	Management Risk. All Funds, other than the MML Equity Index Fund and the MML OTC 100 Fund, are subject to management risk because those Funds are actively managed investment portfolios. Management risk is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives. Each Fund’s investment Sub-Adviser manages the Fund according to the traditional methods of active investment management, that is, by buying and selling securities based upon economic, financial and market analysis and investment judgment. Each Fund’s investment Sub-Adviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee they will produce the desired result.

•	Tracking Error Risk. There are several reasons that the MML Equity Index Fund’s or the MML OTC 100 Fund’s performance may not track the relevant Index exactly. Unlike the Index, each Fund incurs administrative expenses and transaction costs in trading stocks. The composition of the Index and the stocks held by the Fund may occasionally diverge. The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the Fund’s performance to deviate from the “fully invested” Index.

• Prepayment Risk. Prepayment risk is the risk that principal will be repaid at a different rate than anticipated, causing the return on mortgage-backed securities to be less than expected when purchased. MML Inflation-Protected Bond Fund, MML Managed Bond Fund and the Bond Segment of MML Blend Fund may be subject to prepayment risk if they invest in mortgage-related or other asset-backed securities that may be prepaid. These securities have variable maturities that tend to lengthen when interest rates are rising, which typically is the least desirable time for maturities to lengthen. These Funds are also subject to reinvestment risk, which is the chance that cash flows from securities (including securities that are prepaid) will be reinvested at lower rates in a falling interest rate environment.

•	Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling these illiquid securities at an advantageous price. Investments in derivatives, foreign securities, private placements and securities with small market capitalization and substantial market and/or credit risk tend to have greater liquidity risk. Accordingly, MML Inflation-Protected Bond Fund, MML Managed Bond Fund, MML OTC 100 Fund, MML Small Cap Equity Fund, MML Small Cap Growth Equity Fund, MML Small Company Opportunities Fund, MML Emerging Growth Fund and the Bond Segment of MML Blend Fund may be subject to liquidity risk.

•	Derivative Risk. All Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Funds will sometimes use derivatives as part of a strategy designed to reduce other risks and sometimes will use derivatives for leverage, which increases opportunities for gain but also involves greater risk. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates and indices. In addition, a Fund’s use of derivatives may affect the timing and amount of taxes payable by shareholders.

•

Non-Diversification Risk.  Diversification is a way for a Fund to reduce its risk. It means that the Fund invests in securities of a broad range of companies. A “non-diversified” Fund may purchase larger positions in a smaller number of issuers. Therefore, the increase or decrease in the value of each single stock will have a greater impact on the Fund’s net asset value. In addition, the Fund’s net asset value can be expected to fluctuate more than a comparable diversified fund. This fluctuation can also affect the Fund’s performance. The MML Small Company Opportunities Fund, MML OTC 100 Fund and the MML Equity Index Funds are considered

–  33  –

non-diversified Funds. The MML OTC 100 Fund and the MML Equity Index Fund attempt to satisfy their investment objectives of replicating a particular index by purchasing the securities in the index without regard to how much of each security the Fund buys.

•	Foreign Investment Risk. Funds investing in foreign securities may experience more rapid and extreme changes in value than Funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign securities issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Adverse developments in certain regions, such as Southeast Asia, can also adversely affect securities of other countries whose economies appear to be unrelated.

MML Inflation-Protected Bond Fund, MML Managed Bond Fund, the Bond Segment of MML Blend Fund, MML Equity Fund, MML Large Cap Value Fund, MML Enhanced Index Core Equity Fund, MML Growth Equity Fund, MML Small Cap Equity, MML Small Company Opportunities Fund, MML Small Cap Growth Equity Fund and MML Emerging Growth Fund are subject to foreign investment risk. Because the Standard & Poor’s 500® Index includes the stocks of some foreign issuers, MML Equity Index Fund may also invest in these foreign securities, subjecting this Fund to foreign investment risk.

These Funds may also invest in foreign securities known as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). ADRs, GDRs and EDRs represent securities or a pool of securities of an underlying foreign or, in the case of GDRs and EDRs, U.S. or non-U.S. issuer. They are subject to many of the same risks as foreign securities. ADRs, GDRs and EDRs are more completely described in the Statement of Additional Information.

•	Emerging Markets Risk. When a Fund’s Sub-Adviser deems these investments consistent with the Fund’s investment objective and policies, MML Emerging Growth Fund, MML Small Company Opportunities Fund, MML Small Cap Growth Equity Fund, MML Blend Fund and MML Managed Bond Fund may invest in issuers located in emerging markets, subject to the applicable restrictions on foreign investments. Emerging markets are generally considered to be the countries having “emerging market economies” based on factors such as the country’s foreign currency debt rating, its political and economic stability, the development of its financial and capital markets and the level of its economy. Investing in securities from emerging markets involves special risks, including less liquidity and more price volatility than securities of comparable domestic issuers or in established foreign markets. Emerging markets also may be concentrated towards particular industries. There may also be different clearing and settlement procedures, or an inability to handle large volumes of transactions. These factors could result in settlement delays and temporary periods when a portion of a Fund’s assets is not invested, and could cause a loss in value due to illiquidity.

•

Currency Risk.  MML Inflation-Protected Bond Fund, MML Managed Bond Fund, the Bond Segment of MML Blend Fund, MML Large Cap Value Fund, MML Enhanced Index Core Equity Fund, MML Growth Equity Fund, MML Small Cap Equity Fund, MML Emerging Growth Fund, MML Small Company Opportunities Fund and MML Small Cap Growth Equity Fund are subject to currency risk to the extent that they invest in securities of foreign companies that are traded in, and receive revenues in, foreign currencies. Currency risk is caused by uncertainty in foreign currency exchange rates. Fluctuations in the value of the U.S. dollar relative to foreign currencies may enhance or diminish returns a U.S. investor would receive on foreign investments. The Funds may, but will not necessarily, engage in foreign currency transactions in order to protect the value of portfolio holdings denominated in or exposed to particular currencies against fluctuations in

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value. There is a risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. A Fund’s investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.

The Bond Segment of MML Blend Fund, MML Inflation-Protected Bond Fund and MML Managed Bond Fund intend to invest in foreign securities if (i) such securities are denominated in U.S. dollars, or (ii) if not denominated in U.S. dollars, these Funds will enter into a foreign currency transaction intended to hedge the currency risk associated with a particular foreign security.

•	Smaller Company Risk. Market risk and liquidity risk are particularly pronounced for stocks of companies with relatively small market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. MML OTC 100 Fund, MML Small Cap Equity Fund, MML Small Cap Growth Equity Fund, MML Small Company Opportunities Fund and MML Emerging Growth Fund generally have the greatest exposure to this risk.

•	Growth Company Risk. Market risk is also particularly pronounced for “growth” companies. The prices of growth company securities held by MML Growth Equity Fund, MML OTC 100 Fund, MML Equity Index Fund, MML Enhanced Index Core Equity Fund, MML Small Cap Growth Equity Fund, MML Small Company Opportunities Fund and MML Emerging Growth Fund may fall to a greater extent than the overall equity markets (e.g. as represented by the S&P 500® Index) because of changing economic, political or market factors. Growth company securities tend to be more volatile in terms of price swings and trading volume. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in price declines.

•	Leveraging Risk. When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. All of the Funds may take on leveraging risk by investing collateral from securities loans, by using derivatives and by borrowing money to repurchase shares or to meet redemption requests.

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Principal Risks by Fund

The following chart summarizes the Principal Risks of each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times, and the Funds may have risks that are not identified in this chart.

Fund	Market Risk	Credit Risk	Manage- ment Risk	Tracking Error Risk	Pre- payment Risk	Liquidity Risk	Derivative Risk	Non- Diver- sification Risk	Foreign Invest- ment Risk	Emerging Markets Risk	Currency Risk	Smaller Company Risk	Growth Company Risk	Leveraging Risk

MML Money Market Fund	X	X	X				X							X

MML Inflation-Protected Bond Fund	X	X	X		X	X	X		X		X			X

MML Managed Bond Fund	X	X	X		X	X	X		X	X	X			X

MML Blend Fund	X	X	X		X	X	X		X	X	X			X

MML Equity Fund	X	X	X				X		X					X

MML Large Cap Value Fund	X	X	X				X		X		X			X

MML Equity Index Fund	X	X		X			X	X	X				X	X

MML Enhanced Index Core Equity Fund	X	X	X				X		X		X		X	X

MML Growth Equity Fund	X	X	X				X		X		X		X	X

MML OTC 100 Fund	X	X		X		X	X	X				X	X	X

MML Small Cap Equity Fund	X	X	X			X	X		X		X	X		X

MML Small Company Opportunities Fund	X	X	X			X	X	X	X	X	X	X	X	X

MML Small Cap Growth Equity Fund	X	X	X			X	X		X	X	X	X	X	X

MML Emerging Growth Fund	X	X	X			X	X		X	X	X	X	X	X

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About the Investment Adviser and Sub-Advisers

Massachusetts Mutual Life Insurance Company (“MassMutual”) is the Funds’ investment adviser and is responsible for providing all necessary investment management and administrative services. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad portfolio of insurance, money management, retirement and asset accumulation products and services for individuals and businesses. As of December 31, 2003, MassMutual, together with its subsidiaries, had assets in excess of $96 billion and assets under management in excess of $285 billion. MassMutual uses its subsidiary, David L. Babson & Company Inc. (“Babson”), to help manage certain Funds.

MassMutual contracts with the Sub-Advisers described below to help manage the Funds. In 2003, each Fund paid MassMutual an investment management fee based on a percentage of its average daily net assets as follows: MML Money Market Fund, .48%; MML Inflation-Protected Bond Fund, .60%; MML Managed Bond Fund, .45%; MML Blend Fund, ..39%; MML Equity Fund, .39%; MML Large Cap Value Fund, .80%; MML Equity Index Fund, Class I, Class II and Class III, .10%; MML Enhanced Index Core Equity Fund, .55%; MML Growth Equity Fund, .80%; MML OTC 100 Fund, .45%; MML Small Cap Equity Fund, ..65%; MML Small Company Opportunities Fund, 1.05%; MML Small Cap Growth Equity Fund, 1.07% and MML Emerging Growth Fund, 1.05%.

Babson manages the investments of MML Money Market Fund, MML Inflation-Protected Bond Fund, MML Managed Bond Fund, MML Blend Fund, MML Enhanced Index Core Equity Fund, MML Small Company Opportunities Fund, MML Small Cap Equity Fund and a portion of MML Equity Fund. Babson has provided investment advice to individual and institutional investors for more than 50 years and had assets under management as of December 31, 2003 of more than $82 billion.

Mary Wilson Kibbe

Principally responsible for the day-to-day management of MML Money Market Fund, MML Managed Bond Fund and the Money Market and Bond Segments of MML Blend Fund. She has managed these accounts since their inception. Ms. Kibbe, a Managing Director of Babson, has over 28 years of industry experience and has been associated with MassMutual since 1982. She is responsible for overseeing all public fixed income trading for MassMutual and its insurance company subsidiaries.

Ronald Desautels

is principally responsible for the day-to-day management of the MML Inflation-Protected Bond Fund. He has managed the Fund since its inception. Mr. Desautels, a Managing Director of Babson, is a Chartered Financial Analyst with 27 years of investment experience and has been associated with MassMutual since 1989.

William M. Awad, III

assists Ms. Kibbe in the day-to-day management of the MML Managed Bond Fund and the Bond Segment of MML Blend Fund. Mr. Awad, a Managing Director of Babson, is a Chartered Financial Analyst with more than 15 years of investment experience. Mr. Awad joined Babson in 2001, prior to which he worked as a portfolio manager at Fleet Investment Advisors.

Anthony M. Maramarco

is a portfolio manager of a portion of the MML Equity Fund. Mr. Maramarco, a Managing Director of Babson, is a Chartered Financial Analyst with more than 21 years of investment experience. Mr. Maramarco has been a portfolio manager with Babson (and a company which merged into Babson) since 1993 and serves as a portfolio manager of the firm’s Value Equity strategy. Previously, he worked as an analyst at Connecticut National Bank and Massachusetts Mutual Life Insurance Company.

Michael P. Stack

is a portfolio manager of a portion of the MML Equity Fund. Mr. Stack, a Managing Director of Babson, is a Chartered Financial Analyst with more than 17 years of investment experience. Mr. Stack joined Babson in 2002 and serves as a portfolio manager of the firm’s Large Cap Value strategy. Prior to joining Babson, Mr. Stack served as an analyst and portfolio manager at several financial institutions. Most recently, he worked at Putnam Investments where he was a senior vice president and senior portfolio manager.

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Michael Farrell

is primarily responsible for managing the portfolio of the Equity Segment of the MML Blend Fund and the MML Enhanced Index Core Equity Fund and a portion of the MML Equity Fund. He is also responsible for asset allocation for the MML Blend Fund. Mr. Farrell, a Managing Director of Babson, has 16 years of investment experience. Mr. Farrell joined Babson in January, 2000. Prior to that time, Mr. Farrell had worked for Aeltus Investment Management since 1992. Mr. Farrell is assisted by a team of Babson professionals.

Paul S. Szczygiel

Principally responsible for the day-to-day management of the MML Small Cap Equity Fund since December 1, 1999. Prior to assuming day-to-day responsibility for managing the Fund, Mr. Szczygiel was actively involved in assisting the previous portfolio manager. Mr. Szczygiel also currently serves as portfolio manager for several other registered and unregistered funds sponsored by Babson with investment objectives similar to that of the Fund. Mr. Szczygiel is also responsible for the day-to-day management of the MML Small Company Opportunities Fund. Mr. Szczygiel is a Chartered Financial Analyst with over 20 years of investment experience. He has been associated with Babson (and a company which merged into Babson) since 1994, prior to which he was an Associate Director at Bear Stearns. Mr. Szczygiel is assisted in the day-to-day management of the Funds by a team of Babson investment professionals.

Robert K. Baumbach

assists Mr. Szczygiel in the day-to-day management of the MML Small Cap Equity Fund and the MML Small Company Opportunities Fund. Mr. Baumbach is a Chartered Financial Analyst with over 19 years of investment experience. Mr. Baumbach has been employed by Babson since November 1999, prior to which he was a Senior Vice President and Senior Analyst at Putnam Investments.

Alliance Capital Management L.P. (“Alliance Capital”) manages a portion of the portfolio of the MML Equity Fund. Alliance Capital is a limited partnership, the majority ownership interests in which are held by its affiliates: Alliance Capital Management Holding L.P., a publicly traded partnership; and AXA Financial, Inc. (“AXA Financial”) together with certain wholly-owned subsidiaries of AXA Financial. AXA Financial is a wholly-owned subsidiary of AXA. As of December 31, 2003, Alliance Capital managed approximately $475 billion in assets.

Marilyn Goldstein Fedak

is a portfolio manager of a portion of the MML Equity Fund, which is managed on a team basis. Ms. Fedak has been an Executive Vice President and Chief Investment Officer—U.S. Value Equities of Alliance Capital Management Corporation since October 2000 and, prior to that, was Chief Investment Officer and Chairman of the U.S. Equity Investment Policy Group at Sanford C. Bernstein & Co., Inc. since 1993. Ms. Fedak has managed portfolio investments since 1976 and is the chairman of the U.S. Equity Investment Policy Group of Alliance Capital’s Bernstein Investment Research and Management unit (the “Bernstein Unit”).

John D. Phillips, Jr.

is a portfolio manager of a portion of the MML Equity Fund, which is managed on a team basis. Mr. Phillips, a Chartered Financial Analyst, senior portfolio manager, and member of the U.S. Equity’s Proxy Voting Committee, joined the firm in 1994. From 1992 to 1993, he was chairman of the Investment Committee and chief equity officer at Investment Advisers, Inc. in Minneapolis. From 1972 to 1992, he was at State Street Research and Management Co. in Boston, where he progressed from investment research analyst to vice chairman of the Equity Investment Committee.

Davis Selected Advisers, L.P. (“Davis”) manages the investments of the MML Large Cap Value Fund. As of December 31, 2003, Davis had over $46 billion in assets under management, of which approximately $43 billion was in similarly managed registered investment companies.

Christopher C. Davis

is a portfolio manager of the MML Large Cap Value Fund. Mr. Davis serves as portfolio manager for a number of equity funds managed by Davis. Mr. Davis has served as a portfolio manager since 1995. Previously, Mr. Davis served as a research analyst at Davis beginning in 1989.

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Kenneth C. Feinberg

is a portfolio manager of the MML Large Cap Value Fund. Mr. Feinberg serves as portfolio manager for a number of equity funds managed by Davis. Mr. Feinberg has served as a portfolio manager since 1998. Previously, Mr. Feinberg served as a research analyst at Davis, beginning in 1994.

Massachusetts Financial Services Company (“MFS”) manages the investments of the MML Growth Equity Fund. MFS had approximately $140.3 billion in assets under management as of December 31, 2003. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. (a diversified financial services organization).

The MML Growth Equity Fund is managed by a team of portfolio managers comprised of Stephen Pesek and S. Irfan Ali, each a senior vice president of MFS, and Gregory Locraft, a vice president of MFS. Mr. Pesek has been a portfolio manager of the Fund since 1999, while Mr. Ali and Mr. Locraft have each been portfolio managers of the Fund since October 31, 2003. Mr. Pesek, Mr. Ali and Mr. Locraft have been employed in the MFS investment management area since 1994, 1993 and 1998, respectively.

Northern Trust Investments, N.A. (“Northern Trust”) manages the investments of the MML Equity Index Fund and the MML OTC 100 Fund. As of December 31, 2003, Northern Trust had approximately $243.6 billion of assets under management. Northern Trust is a subsidiary of The Northern Trust Company.

RS Investment Management, L.P. (“RS”) manages the investments of the MML Emerging Growth Fund. RS commenced operations in 1981 and is part of the RS Investment Management Company LLC organization. As of December 31, 2003, RS managed $7.2 billion in assets.

James L. Callinan

is primarily responsible for the day-to-day management of the MML Emerging Growth Fund. Since June 1996 as an officer of RS Investment Management, Inc., Mr. Callinan has been primarily responsible for the similarly managed RS Emerging Growth Fund. From 1986 until June 1996, Mr. Callinan was a portfolio manager for Putnam Investments and managed the Putnam OTC Emerging Growth Fund. Mr. Callinan is also a Chartered Financial Analyst.

Waddell & Reed Investment Management Company (“Waddell & Reed”) manages a portion of the portfolio of the MML Small Cap Growth Equity Fund. As of December 31, 2003, Waddell & Reed had more than $31 billion in assets under management.

Mark Seferovich

Responsible, along with Mr. Sarris, for the day-to-day management of a portion of the MML Small Cap Growth Equity Fund. Mr. Seferovich, a Chartered Financial Analyst, is a senior vice president of Waddell & Reed and the lead portfolio manager of its small cap style. He joined Waddell & Reed in February 1989 as manager of small capitalization growth equity funds. From 1982 to 1988 he was a portfolio manager for Security Management Company and prior to that was security analyst/portfolio manager with Reimer & Koger Associates.

Kenneth G. McQuade

A vice president and assistant portfolio manager for Waddell & Reed, Mr. McQuade, along with Mr. Seferovich, is responsible for the day-to-day management of a portion of the MML Small Cap Growth Equity Fund. Mr. McQuade joined Waddell & Reed in 1997 as an investment analyst. Prior to joining Waddell & Reed, Mr. McQuade worked as an associate healthcare investment analyst at A.G. Edwards & Sons.

Wellington Management Company, LLP (“Wellington Management”) manages a portion of the portfolio of the MML Small Cap Growth Equity Fund. Wellington Management serves as investment adviser to more than 700 institutional clients and over 200 mutual fund portfolios covering a wide range of investment styles, managing approximately $394 billion as of December 31, 2003.

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Kenneth L. Abrams

is a portfolio manager of a portion of the MML Small Cap Growth Equity Fund. Mr. Abrams is a Senior Vice President and Partner of Wellington Management and has been with Wellington Management for over 16 years.

Steven C. Angeli

is a portfolio manager of a portion of the MML Small Cap Growth Equity Fund. Mr. Angeli, a Chartered Financial Analyst, is a Senior Vice President and Partner of Wellington Management and has been with Wellington Management for over nine years.

MassMutual has received exemptive relief from the Securities and Exchange Commission to permit MassMutual to change Sub-Advisers or hire new Sub-Advisers for one or more Funds from time to time without obtaining shareholder approval. Normally, shareholders are required to approve investment sub-advisory agreements. Several other mutual fund companies have received similar relief. MassMutual believes having this authority is important, because it would allow MassMutual to remove and replace a Sub-Adviser in a quick, efficient and cost effective fashion when its performance is inadequate or the Sub-Adviser no longer is able to meet a Fund’s investment objective and strategies. The shareholders of each Fund have previously approved this arrangement. Pursuant to the exemptive relief, MassMutual will provide to a Fund’s shareholders, within 90 days of the hiring of a new sub-adviser, an information statement describing the new sub-adviser.

–  40  –

About the Shares – Multiple Class Information for MML Equity Index Fund

Except for the MML Equity Index Fund, each of the Funds offers one class of shares. The MML Equity Index Fund has three classes of shares: Class I, Class II and Class III. Class I is a redesignation of the shares of the Fund existing prior to May 1, 2000. From and after May 1, 2000, Class I shares are available only in connection with variable annuity contracts issued by MassMutual or its life insurance affiliates. Class II shares are available only in connection with certain variable life insurance policies issued by MassMutual or its life insurance affiliates. Class III shares are available only in connection with certain privately offered variable life insurance policies. Separate investment accounts which owned shares of the Fund prior to May 1, 2000 have the right to exchange their shares, if appropriate, for Class II shares.

The different Classes have different fees and expenses resulting from their separate arrangements for administrative, shareholder and distribution services but that are not the result of any difference in amounts charged by MassMutual for investment advisory services. Accordingly, management fees do not vary by Class. Different fees and expenses of a Class will affect performance of that Class. For additional information, call us toll free at 1-888-309-3539 or contact your registered representative.

Except as described below, all Classes of shares of the MML Equity Index Fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class offered in connection with a 12b-1 plan, if any, will bear the expense of the payments that would be made pursuant to that 12b-1 plan, and only that Class will be entitled to vote on matters pertaining to that 12b-1 plan (Presently, there are no 12b-1 plans); and (e) each Class will have different exchange privileges.

Each Class of the MML Equity Index Fund’s shares invests in the same portfolio of securities. Because each Class will have different expenses, they will likely have different share prices.

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Investing In The Funds

Buying and Redeeming Shares

MML Series Investment Fund (the “Trust”) provides an investment vehicle for the separate investment accounts of variable life and variable annuity contracts offered by companies such as MassMutual. Shares of the Funds are not offered to the general public.

The shares of each Fund are sold at their net asset value (“NAV”) as next computed after receipt of the purchase order, without the deduction of any selling commission or “sales load.” The Funds generally determine their NAV at the market close (usually 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open. Your purchase order will be priced at the next net asset value calculated after your order is received and accepted by the Funds or MassMutual. The Funds will suspend selling their shares during any period when the determination of NAV is suspended. The Funds can reject any purchase order and can suspend purchases if it is in their best interest.

Certain foreign markets may be open on days when the Funds do not accept orders or price their shares. As a result, the NAV of a Fund’s shares may change on days when you will not be able to buy or sell shares.

The Funds redeem their shares at their next NAV computed after your redemption request is received and accepted by the Funds or MassMutual. You will usually receive payment for your shares within seven days after your written redemption request is received and accepted. The Funds can also suspend or postpone payment, when permitted by applicable law and regulations.

The redemption price may be paid in cash or wholly or partly in kind if the Funds determine that such payment is advisable in the interest of the remaining shareholders. In making such payment wholly or partly in kind, a Fund will, as far as may be practicable, deliver securities or property which approximate the diversification of its entire assets at the time. No fee is charged on redemption.

Limits on Frequent Trading and Market-Timing Activity

Frequent trades or market timing involving the Funds can disrupt management of a Fund and raise its expenses. The Funds may therefore limit, restrict or refuse transfers, if, in the opinion of MassMutual:

•	you have engaged in excessive trading;

•	a Fund receives or expects simultaneous orders affecting significant portions of the Fund’s assets;

•	a pattern of transfers occurs which coincides with a market timing strategy; or

•	the Fund would be unable to invest the funds effectively based on its investment objectives and policies, or if the Fund would be adversely affected.

MassMutual has adopted policies and procedures to help identify those individuals or entities MassMutual determines may be engaging in frequent trading and/or market timing trading activities. MassMutual monitors trading activity to uniformly enforce these procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite MassMutual’s efforts to prevent frequent trading and/or market timing trading activities, there can be no assurance that MassMutual will be able to identify all those who trade excessively or employ a market timing strategy and curtail their trading in every instance.

The terms of your variable life and variable annuity contracts may also restrict your ability to trade between the investment options available under your contract.

Determining Net Asset Value

The Funds generally value portfolio securities based on market value. For example, equity securities and long-term bonds are valued on the basis of valuations provided by one or more pricing services approved by the Funds’ Board of Trustees. Short-term securities with more than 60 days to maturity from the date of purchase are valued at fair market value. Money market securities with a maturity of 60 days or less are generally valued at their amortized cost.

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Taxation and Distributions

The declaration and distribution policies specific to each Fund are outlined below.

•	MML Equity, MML Equity Index, MML Enhanced Index Core Equity, MML Small Cap Equity, MML Large Cap Value, MML Growth Equity, MML OTC 100, MML Emerging Growth, MML Small Company Opportunities and MML Small Cap Growth Equity Funds. Distributions, if any, are declared and paid annually. Distributions may be taken either in cash or in additional shares of the respective Fund at the Fund’s net asset value on the first business day after the record date for the distribution, at the option of the shareholder.

•	MML Inflation-Protected Bond, MML Managed Bond and MML Blend Funds. Dividends from net investment income are declared and paid quarterly. Capital gains declarations and distributions of net capital gains, if any, are made annually. Distributions may be taken either in cash or in additional shares of the applicable Fund at the option of the shareholder. Shares are valued at net asset value on the first business day after the record date for the distribution.

•	MML Money Market Fund. The net income of MML Money Market Fund, as defined below, is determined as of the normal close of trading on the New York Stock Exchange on each day the Exchange is open. All the net income is declared as a dividend to shareholders of record as of that time. Dividends are distributed promptly after the end of each calendar month in additional shares of MML Money Market Fund at the then current net asset value, or in cash, at the option of the shareholder.

For this purpose the net income of MML Money Market Fund consists of all interest income accrued on its portfolio, plus realized gains and minus realized losses, and less all expenses and liabilities chargeable against income. Interest income includes discount earned (including both original issue and market discount) on paper purchased at a discount, less amortization of premium, accrued to the date of maturity. Expenses, including the compensation payable to MassMutual, are accrued each day.

If MML Money Market Fund incurs or anticipates any unusual expense, loss or depreciation that would adversely affect its net asset value per share or income for a particular period, the Fund would consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances. For example, if MML Money Market Fund’s net asset value per share were reduced, or were anticipated to be reduced, below $1.00, the Fund might suspend further dividend payments until the net asset value returned to $1.00. Thus, such expenses, losses or depreciation might result in an investor receiving no dividends for the period during which the shares were held and in receiving upon redemption a price per share lower than the purchase price.

Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, none of the Funds will be subject to federal income tax on any net income or any capital gains to the extent they are distributed or are deemed to have been distributed to shareholders.

Generally, owners of variable life and variable annuity contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 years may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Funds in which these accounts invest, must meet certain diversification requirements. Each Fund intends to comply with these requirements. If a Fund does not meet these requirements, income from the contracts would be taxable currently to the holders of such contracts.

A Fund’s investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.

Please refer to the Statement of Additional Information for more information regarding the tax treatment of the Funds. Please refer to the prospectuses of the separate accounts with interests in the Funds for a discussion of the tax consequences of variable annuity and variable life contracts.

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Investment Performance

From time to time, each of the Funds may advertise investment performance figures. These figures are based on historical earnings and should not be used to predict the future performance of a Fund.

Yields and total returns shown for the Funds are net of the Funds’ operating expenses, but do not take into account charges and expenses attributable to the variable annuity or variable life insurance contracts through which you invest. These expenses reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Funds and when comparing the yields and returns of the Funds with those of other mutual funds.

MML Money Market Fund may advertise its yield and its effective yield. The yield of MML Money Market Fund refers to the income generated by the Fund over a seven-day period (the specific period will be stated in the advertisement). This income is then assumed to be earned each week over a 52-week period. The effective yield is calculated similarly, but the income earned by an investment in the Fund is assumed to be reinvested.

MML Inflation-Protected Bond Fund, MML Managed Bond Fund, MML Blend Fund, MML Equity Fund, MML Equity Index Fund, MML Enhanced Index Core Equity Fund, MML Large Cap Value Fund, MML OTC 100 Fund, MML Small Cap Equity Fund, MML Growth Equity Fund, MML Small Cap Growth Equity Fund, MML Small Company Opportunities Fund and MML Emerging Growth Fund may also quote yield. The yield for each of these Funds refers to the net investment income earned by the Fund over a 30-day period (which period will be stated in the advertisement). This income is then assumed to be earned for a full year and to be reinvested each month for six months. The resulting semi-annual yield is doubled.

Each of the Funds may advertise its total return and its holding period return for various periods of time. Total return is calculated by determining the average annual compounded rate of return that an investment in the Fund earned over a specified period, assuming reinvestment of all distributions. Holding period return refers to the percentage change in the value of an investment in a Fund over a period of time assuming reinvestment of all distributions. Total return and holding period return differ from yield. The return figures include capital changes in an investment while yield measures the rate of net income generated by a Fund. The difference between total return and holding period return is that total return is an average annual figure while holding period return is an aggregate figure for the entire period.

For more information about the investment performance of the Funds, see the Statement of Additional Information.

Sub-Adviser Performance

MFS.  Performance data shown for MFS is based on a composite of all substantially similar portfolios managed by MFS, the Sub-Adviser to the MML Growth Equity Fund, adjusted to reflect the fees and expenses of the Fund. Some of these portfolios are mutual funds registered with the SEC, including Massachusetts Investors Growth Stock Fund, and some are private accounts. MFS’ composite also includes the returns for the MML Growth Equity Fund since its inception date of May 3, 1999 through December 31, 2003. All the portfolios have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those of the Fund.

Wellington Management and Waddell & Reed.  Wellington Management and Waddell & Reed each manage a portion of the MML Small Cap Growth Equity Fund. The Wellington Management performance information shown is based on the historical performance of all discretionary investment management accounts under the management of Wellington Management with substantially the same investment objective and policies as the Fund that are managed in accordance with essentially the same investment strategies and techniques as those used by Kenneth Abrams and Steven Angeli, respectively, for the portion of the Fund managed by Wellington Management, adjusted to reflect the fees and expenses of the Fund. Some of these accounts are mutual funds registered with the SEC and some are private accounts. The Wellington Management composite for Mr. Abrams’ approach also includes the returns for the portion of the MML Small Cap Growth Equity Fund managed by Wellington Management from December 3, 2001 through December 31, 2003.

From January 1, 1996, the Waddell & Reed performance information shown is based on a composite of all accounts it manages with substantially similar investment objectives, policies

–  44  –

and investment strategies as the Fund, adjusted to reflect the fees and expenses of the Fund, including that portion of the MML Small Cap Growth Equity Fund which Waddell & Reed managed from the Fund’s inception date of May 3, 1999 through December 31, 2003. For Waddell & Reed’s Small Cap Composite from January 1, 1991 through December 31, 1995, performance is based on data of Small Cap style mutual fund portfolios managed by Waddell & Reed.

Babson.  Performance data shown for Babson is based on a composite of all substantially similar portfolios managed by Babson, the Sub-Adviser to the MML Small Company Opportunities Fund, adjusted to reflect the fees and expenses of the Fund. Some of these portfolios are mutual funds registered with the SEC, including DLB Small Company Opportunities Fund, and some are private accounts. The Babson composite also includes the returns for the MML Small Company Opportunities Fund from the Fund’s inception date of May 1, 2001 through December 31, 2003. All the portfolios have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those of the Fund.

Davis.  Performance data shown for Davis is based on a composite of all substantially similar portfolios managed by Davis, the Sub-Adviser for the MML Large Cap Value Fund, adjusted to reflect the fees and expenses of the Fund. Some of these portfolios are mutual funds registered with the SEC, including Davis New York Venture Fund and Selected American Shares, and some are private accounts. The Davis composite also includes the returns for the MML Large Cap Value Fund from the Fund’s inception date of May 1, 2000 through December 31, 2003. All the portfolios have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those of the MML Large Cap Value Fund.

RS.  Performance data shown for RS is based on a composite of all other substantially similar portfolios managed by RS, the Sub-Adviser for the MML Emerging Growth Fund, adjusted to reflect the fees and expenses of the Fund. Some of these portfolios are mutual funds registered with the SEC, including the RS Emerging Growth Fund, and some are private accounts. The RS composite also includes the return for the MML Emerging Growth Fund from the Fund’s inception date of May 1, 2000 through December 31, 2003. All the portfolios have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those of the MML Emerging Growth Fund.

For all of the Sub-Advisers, the private account portfolios are not registered with the SEC and therefore are not subject to the limitations, diversification requirements and other restrictions to which the Funds, as registered mutual funds, will be subject. The performance of the private accounts may have been adversely affected if they had been registered with the SEC.

Composite performance for each of the Sub-Adviser’s portfolios is provided solely to illustrate that Sub-Adviser’s performance in managing portfolios with investment objectives substantially similar to the applicable Fund. Such performance is not indicative of future rates of return. Prior performance of the Sub-Advisers is no indication of future performance of any of the Funds.

–  45  –

Financial Highlights

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years (or shorter periods for newer Funds). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. Any such charges and expenses would reduce the total return figures for the periods shown. This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report, which is available on request.

MML Money Market Fund

	Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01		Year ended 12/31/00	Year ended 12/31/99
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00	$1.00

Income (loss) from investment operations:
Net investment income	0.01		0.01		0.04		0.06	0.05
Net realized and unrealized gain (loss) on investments	0.00	†	0.00	†	(0.00	)†	-	-

Total income from investment operations	0.01		0.01		0.04		0.06	0.05

Less distributions to shareholders:
From net investment income	(0.01)		(0.01)		(0.04)		(0.06)	(0.05)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00	$1.00

Total Return(a)	0.62%		1.29%		3.66%		6.03%	4.78%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$141,622		$192,252		$203,691		$182,008	$200,570
Net expenses to average daily net assets	0.52%		0.52%		0.50%		0.51%	0.50%
Net investment income to average daily net assets	0.63%		1.27%		3.67%		5.86%	4.68%

†	Net realized and unrealized gain (loss) on investments is less than $0.01 per share.
(a)	Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

–  46  –

MML Inflation-Protected Bond Fund

	Year ended 12/31/03	Period ended 12/31/02+
Net asset value, beginning of period	$10.23	$10.00

Income (loss) from investment operations:
Net investment income	0.23	0.09
Net realized and unrealized gain on investments	0.50	0.23

Total income from investment operations	0.73	0.32

Less distributions to shareholders:
From net investment income	(0.23)	(0.09)
From net realized gains	(0.01)	-

Total distributions	(0.24)	(0.09)

Net asset value, end of period	$10.72	$10.23

Total Return(a)	7.01%	3.17%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$35,436	$10,790
Ratio of expenses to average daily net assets:
Before expense waiver	0.78%	1.57%	*
After expense waiver#	0.71%	0.71%	*
Net investment income to average daily net assets	2.53%	2.54%	*
Portfolio turnover rate	25%	0%	**

*	Annualized.
**	Percentage represents results for the period and are not annualized.
+	For the period from August 30, 2002 (commencement of operations) through December 31, 2002.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period August 30, 2002 through December 31, 2002 and for the year ended December 31, 2003.
(a)	Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

–  47  –

MML Managed Bond Fund

	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01(b)	Year ended 12/31/00	Year ended 12/31/99
Net asset value, beginning of year	$12.49	$12.27	$12.19	$11.61	$12.60

Income (loss) from investment operations:
Net investment income	0.57	0.67	0.74	0.77 *	0.75
Net realized and unrealized gain (loss) on investments	0.11	0.33	0.20	0.50	(0.98)

Total income (loss) from investment operations	0.68	1.00	0.94	1.27	(0.23)

Less distributions to shareholders:
From net investment income	(0.66)	(0.70)	(0.86)	(0.69)	(0.76)
From net realized gains	-	(0.08)	-	-	-

Total distributions	(0.66)	(0.78)	(0.86)	(0.69)	(0.76)

Net asset value, end of year	$12.51	$12.49	$12.27	$12.19	$11.61

Total Return(a)	5.59%	8.40%	7.89%	11.19%	(1.83)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$378,991	$386,227	$293,109	$232,431	$239,910
Net expenses to average daily net assets	0.46%	0.47%	0.48%	0.49%	0.50%
Net investment income to average daily net assets	4.56%	5.51%	5.98%	6.54%	6.19%
Portfolio turnover rate	77%	41%	53%	20%	41%

*	Per share amount calculated on the average share method.
(a)	Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
(b)	The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income per share of $0.01, an increase to net realized and unrealized gains and losses per share of $0.01 and a decrease of the ratio of net investment income to average net assets from 6.11% to 5.98%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

–  48  –

MML Blend Fund

	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01(b)	Year ended 12/31/00	Year ended 12/31/99
Net asset value, beginning of year	$12.67	$14.76	$19.51	$23.51	$25.08

Income (loss) from investment operations:
Net investment income	0.34	0.39	0.47	0.76 *	0.84
Net realized and unrealized gain (loss) on investments	2.01	(2.08)	(1.69)	(0.73)	(1.13)

Total income (loss) from investment operations	2.35	(1.69)	(1.22)	0.03	(0.29)

Less distributions to shareholders:
From net investment income	(0.36)	(0.40)	(0.56)	(0.70)	(0.84)
From net realized gains	-	-	(2.97)	(3.33)	(0.44)

Total distributions	(0.36)	(0.40)	(3.53)	(4.03)	(1.28)

Net asset value, end of year	$14.66	$12.67	$14.76	$19.51	$23.51

Total Return(a)	18.71%	(11.53)%	(5.75)%	0.02%	(1.24)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$1,085,142	$1,048,441	$1,451,123	$1,836,095	$2,636,321
Net expenses to average daily net assets	0.42%	0.42%	0.40%	0.39%	0.38%
Net investment income to average daily net assets	2.44%	2.80%	2.85%	3.30%	3.34%
Portfolio turnover rate	101%	90%	87%	103%	21%

*	Per share amount calculated using the average shares method.
(a)	Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
(b)	The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discounts on debt securities. The effect of this charge for the year ended December 31, 2001 was a decrease to net investment income per share of $0.003, an increase to net realized and unrealized gains and losses of $0.003 and a decrease of the ratio of net investment income to average net assets from 2.87% to 2.85%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this presentation.

–  49  –

MML Equity Fund

	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01	Year ended 12/31/00	Year ended 12/31/99
Net asset value, beginning of year	$16.60	$21.28	$34.30	$36.56	$39.20

Income (loss) from investment operations:
Net investment income	0.33	0.27	0.35	0.53 *	0.71
Net realized and unrealized gain (loss) on investments	4.22	(4.41)	(5.23)	0.53	(2.21)

Total income (loss) from investment operations	4.55	(4.14)	(4.88)	1.06	(1.50)

Less distributions to shareholders:
From net investment income	(0.33)	(0.27)	(0.62)	(0.30)	(0.71)
From net realized gains	-	(0.27)	(7.52)	(3.02)	(0.43)

Total distributions	(0.33)	(0.54)	(8.14)	(3.32)	(1.14)

Net asset value, end of year	$20.82	$16.60	$21.28	$34.30	$36.56

Total Return(a)	27.49%	(19.55)%	(14.72)%	2.86%	(3.82)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$1,338,438	$1,155,240	$1,667,665	$2,180,741	$2,748,155
Net expenses to average daily net assets	0.41%	0.42%	0.40%	0.40%	0.37%
Net investment income to average daily net assets	1.77%	1.33%	1.22%	1.47%	1.78%
Portfolio turnover rate	61%	67%	101%	69%	16%

*	Per share amount calculated on the average shares method.
(a)	Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

–  50  –

MML Large Cap Value Fund

	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01	Year ended 12/31/00+
Net asset value, beginning of period	$7.26	$8.73	$9.86	$10.00

Income (loss) from investment operations:
Net investment income	0.06	0.05	0.03	0.05	***
Net realized and unrealized gain (loss) on investments	2.09	(1.47)	(1.13)	(0.15)

Total income (loss) from investment operations	2.15	(1.42)	(1.10)	(0.10)

Less distributions to shareholders:
From net investment income	(0.06)	(0.05)	(0.03)	(0.04)
Tax return of capital	-	(0.00)†	-	-

Total distributions	(0.06)	(0.05)	(0.03)	(0.04)

Net asset value, end of period	$9.35	$7.26	$8.73	$9.86

Total Return(a)	29.60%	(16.23)%	(11.16)%	(1.05)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’ s)	$57,275	$33,919	$36,171	$18,052
Ratio of expenses to average daily net assets:
Before expense waiver	0.92%	0.92%	0.87%	1.07%	*
After expense waiver#	0.90% (b)	0.90% (b)	0.87%	0.91%	*
Net investment income to average daily net assets	0.79%	0.61%	0.48%	0.78%	*
Portfolio turnover rate	7%	32%	19%	14%	**

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Tax return of capital is less than $0.01 per share.
+	For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2000 through December 31, 2000 and for the years ended December 31, 2002 and 2003.
(a)	Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  51  –

MML Equity Index Fund

	Class I
	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01	Year ended 12/31/00	Year ended 12/31/99
Net asset value, beginning of period	$10.83	$14.14	$16.27	$18.13	$15.26

Income (loss) from investment operations:
Net investment income	0.16 ***	0.14 ***	0.14 ***	0.16 ***	0.09
Net realized and unrealized gain (loss) on investments	2.88	(3.31)	(2.14)	(1.88)	3.01

Total income (loss) from investment operations	3.04	(3.17)	(2.00)	(1.72)	3.10

Less distributions to shareholders:
From net investment income	(0.16)	(0.14)	(0.07)	(0.14)	(0.09)
From net realized gains	-	-	(0.06)	-	(0.14)

Total distributions	(0.16)	(0.14)	(0.13)	(0.14)	(0.23)

Net asset value, end of period	$13.71	$10.83	$14.14	$16.27	$18.13

Total Return(a)	28.08%	(22.46)%	(12.32)%	(9.53)%	20.32%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$78,597	$58,454	$81,535	$82,798	$95,049
Ratio of expenses to average daily net assets:
Before expense waiver	0.44%	0.44%	0.45%	0.45%	0.50%
After expense waiver#	N/A	N/A	N/A	0.45%	N/A
Net investment income to average daily net assets	1.37%	1.16%	0.92%	0.89%	0.92%
Portfolio turnover rate	5%	6%	5%	3%	3%

	Class II
	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01	Period ended 12/31/00+
Net asset value, beginning of period	$10.82	$14.13	$16.26	$17.96

Income (loss) from investment operations:
Net investment income	0.19 ***	0.17 ***	0.16 ***	0.13	***
Net realized and unrealized gain (loss) on investments	2.87	(3.32)	(2.14)	(1.68)

Total income (loss) from investment operations	3.06	(3.15)	(1.98)	(1.55)

Less distributions to shareholders:
From net investment income	(0.18)	(0.16)	(0.09)	(0.15)
From net realized gains	-	-	(0.06)	-

Total distributions	(0.18)	(0.16)	(0.15)	(0.15)

Net asset value, end of period	$13.70	$10.82	$14.13	$16.26

Total Return(a)	28.31%	(22.29)%	(12.18)%	(8.63)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$188,869	$125,942	$74,636	$56,998
Ratio of expenses to average daily net assets:
Before expense waiver	0.33%	0.33%	0.34%	0.34%	*
After expense waiver##	0.25%	0.26%	0.29%	0.29%	*
Net investment income to average daily net assets	1.56%	1.37%	1.08%	1.10%	*
Portfolio turnover rate	5%	6%	5%	3%	**

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
+	For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended December 31, 2000.
##	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2000 through December 31, 2000 and the years ended December 31, 2001, 2002 and 2003.
(a)	Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

–  52  –

MML Equity Index Fund

	Class III
	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01	Period ended 12/31/00+
Net asset value, beginning of period	$10.80	$14.10	$16.27	$17.96

Income (loss) from investment operations:
Net investment income	0.20 ***	0.18 ***	0.19 ***	0.15	***
Net realized and unrealized gain (loss) on investments	2.86	(3.31)	(2.19)	(1.67)

Total income (loss) from investment operations	3.06	(3.13)	(2.00)	(1.52)
Less distributions to shareholders:
From net investment income	(0.19)	(0.17)	(0.11)	(0.17)
From net realized gains	-	-	(0.06)	-

Total distributions	(0.19)	(0.17)	(0.17)	(0.17)

Net asset value, end of period	$13.67	$10.80	$14.10	$16.27

Total Return(a)	28.38%	(22.18)%	(12.30)%	(8.50)%	**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$137,646	$115,070	$154,588	$34,111
Ratio of expenses to average daily net assets:
Before expense waiver	0.19%	0.19%	0.20%	0.20%	*
After expense waiver##	0.14%	0.14%	0.15%	0.15%	*
Net investment income to average daily net assets	1.67%	1.46%	1.32%	1.25%	*
Portfolio turnover rate	5%	6%	5%	3%	**

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
+	For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
##	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2000 through December 31, 2000 and the years ended December 31, 2001, 2002 and 2003.
(a)	Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

–  53  –

MML Enhanced Index Core Equity Fund

	Year ended 12/31/03	Year ended 12/31/02	Period ended 12/31/01+
Net asset value, beginning of period	$7.13	$9.21	$10.00

Income (loss) from investment operations:
Net investment income	0.08	0.07	0.06	***
Net realized and unrealized gain (loss) on investments	1.86	(2.08)	(0.80)

Total income (loss) from investment operations	1.94	(2.01)	(0.74)

Less distributions to shareholders:
From net investment income	(0.08)	(0.07)	(0.05)

Net asset value, end of period	$8.99	$7.13	$9.21

Total Return(a)	27.19%	(21.80)%	(7.08)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$16,083	$9,666	$10,560
Ratio of expenses to average daily net assets:
Before expense waiver	0.80%	0.95%	0.76%	*
After expense waiver#	0.66%	0.66%	0.66%	*
Net investment income to average daily net assets	1.14%	0.96%	0.93%	*
Portfolio turnover rate	78%	82%	59%	**

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
+	For the period from May 1, 2001 (commencement of operations) through December 31, 2001.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2001 through December 31, 2001 and the years ended December 31, 2002 and 2003.
(a)	Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

–  54  –

MML Growth Equity Fund

	Year ended 12/31/03		Year ended 12/31/02	Year ended 12/31/01	Year ended 12/31/00	Period ended 12/31/99+
Net asset value, beginning of period	$5.48		$7.59	$10.15	$13.01	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	†	(0.01)	(0.00)†	(0.01)	(0.00	)†
Net realized and unrealized gain (loss) on investments	1.26		(2.10)	(2.56)	(0.77)	3.01

Total income (loss) from investment operations	1.26		(2.11)	(2.56)	(0.78)	3.01

Less distributions to shareholders:
From net investment income	(0.00	)††	-	(0.00)††	(0.00)††	-
Tax return of capital	-		-	-	(0.00)††	-
From net realized gains	-		-	-	(2.08)	-

Total distributions	(0.00)		-	(0.00)	(2.08)	-

Net asset value, end of period	$6.74		$5.48	$7.59	$10.15	$13.01

Total Return(a)	23.02%		(27.80)%	(25.20)%	(6.54)%	30.10%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$21,460		$16,568	$44,745	$53,081	$39,487
Ratio of expenses to average daily net assets:
Before expense waiver	1.28%		1.08%	0.99%	1.08%	0.77%	**
After expense waiver#	0.86%	(b)	0.89% (b)	0.91%	0.91%	0.61%	**
Net investment income (loss) to average daily net assets	0.02%		(0.10)%	(0.06)%	(0.10)%	(0.04)%	**
Portfolio turnover rate	271%		219%	292%	271%	106%	**

**	Percentage represents results for the period and are not annualized.
†	Net investment income (loss) is less than $0.01 per share.
††	Distributions from net investment income and tax return of capital are less than $0.01 per share.
+	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 3, 1999 through December 31, 1999 and the years ending December 31, 2000, 2001, 2002 and 2003.
(a)	Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The related commissions are used to reduce operating expenses of the Fund.

–  55  –

MML OTC 100 Fund

	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01		Period ended 12/31/00+
Net asset value, beginning of period	$2.53	$4.06	$6.07		$10.00

Income (loss) from investment operations:
Net investment loss	(0.01)	(0.02)	(0.02	)***	(0.02	)***
Net realized and unrealized gain (loss) on investments	1.24	(1.51)	(1.99)		(3.87)

Total income (loss) from investment operations	1.23	(1.53)	(2.01)		(3.89)

Less distributions to shareholders:
From net realized gains	-	-	(0.00	)†	(0.04)

Net asset value, end of period	$3.76	$2.53	$4.06		$6.07

Total Return(a)	48.62%	(37.68)%	(33.11)%		(38.90)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$12,274	$4,096	$10,749		$8,032
Ratio of expenses to average daily net assets:
Before expense waiver	1.22%	1.08%	0.71%		0.88%	*
After expense waiver#	0.56%	0.56%	0.56%		0.56%	*
Net investment loss to average daily net assets	(0.31)%	(0.45)%	(0.40)%		(0.36)%	*
Portfolio turnover rate	48%	64%	67%		51%

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Distributions from net realized gains is less than $0.01 per share.
+	For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2000 through December 31, 2000 and the years ended December 31, 2001, 2002 and 2003.
(a)	Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

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MML Small Cap Equity Fund

	Year ended 12/31/03		Year ended 12/31/02	Year ended 12/31/01	Year ended 12/31/00	Year ended 12/31/99
Net asset value, beginning of period	$8.50		$9.67	$9.40	$8.34	$8.49

Income (loss) from investment operations:
Net investment income	0.02		0.02	0.05	0.08	0.07
Net realized and unrealized gain (loss) on investments	2.64		(1.17)	0.27	1.06	(0.15)

Total income (loss) from investment operations	2.66		(1.15)	0.32	1.14	(0.08)

Less distributions to shareholders:
From net investment income	(0.02)		(0.02)	(0.05)	(0.08)	(0.07)

Net asset value, end of period	$11.14		$8.50	$9.67	$9.40	$8.34

Total Return(a)	31.29%		(11.84)%	3.36%	13.63%	(1.04)%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$85,904		$61,508	$57,096	$42,661	$20,137
Ratio of expenses to average daily net assets:
Before expense waiver	0.73%		0.77%	0.69%	0.80%	1.07%
After expense waiver#	0.73%	(b)	0.76% (b)	N/A	0.76%	0.75%
Net investment income to average daily net assets	0.20%		0.25%	0.59%	1.12%	1.13%
Portfolio turnover rate	43%		44%	97%	65%	41%

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund, for the years ended December 31, 1999, 2000 and 2002.
(a)	Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

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MML Small Company Opportunities Fund

	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01+
Net asset value, beginning of period	$10.13	$10.84	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.03)	0.00	†
Net realized and unrealized gain (loss) on investments	4.32	(0.66)	0.97

Total income (loss) from investment operations	4.28	(0.69)	0.97

Less distributions to shareholders:
From net investment income	-	-	(0.00	)††
From net realized gains	(0.62)	(0.02)	(0.13)

Total distributions	(0.62)	(0.02)	(0.13)

Net asset value, end of period	$13.79	$10.13	$10.84

Total Return(a)	42.25%	(6.34)%	9.69%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$43,172	$23,203	$13,830
Ratio of expenses to average daily net assets:
Before expense waiver	1.18%	1.29%	1.34%	*
After expense waiver#	1.16%	1.16%	1.16%	*
Net investment income (loss) to average daily net assets	(0.38)%	(0.41)%	0.04%	*
Portfolio turnover rate	57%	43%	50%	**

*	Annualized.
**	Percentage represents results for the period and are not annualized.
†	Net investment income is less than $0.01 per share.
††	Distributions from net investment income is less than $0.01 per share.
+	For the period from May 1, 2001 (commencement of operations) through December 31, 2001.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2001 through December 31, 2001 and the years ended December 31, 2002 and 2003.
(a)	Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

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MML Small Cap Growth Equity Fund

	Year ended 12/31/03		Year ended 12/31/02	Year ended 12/31/01	Year ended 12/31/00		Period ended 12/31/99+
Net asset value, beginning of period	$7.85		$10.60	$12.20	$16.15		$10.00

Income (loss) from investment operations:
Net investment loss	(0.07)		(0.09)	(0.06)	(0.01	)***	(0.01)
Net realized and unrealized gain (loss) on investments	3.88		(2.66)	(1.49)	(2.09)		6.58

Total income (loss) from investment operations	3.81		(2.75)	(1.55)	(2.10)		6.57

Less distributions to shareholders:
From net realized gains	-		-	(0.05)	(1.85)		(0.42)

Net asset value, end of period	$11.66		$7.85	$10.60	$12.20		$16.15

Total Return(a)	48.54%		(25.94)%	(12.71)%	(13.87)%		65.68%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$47,687		$26,784	$48,983	$70,380		$47,877
Ratio of expenses to average daily net assets:
Before expense waiver	1.25%		1.24%	1.15%	1.25%		0.96%	**
After expense waiver#	1.16%	(b)	1.16% (b)	N/A	1.18%		0.79%	**
Net investment loss to average daily net assets	(0.79)%		(0.84)%	(0.46)%	(0.04)%		(0.07)%	**
Portfolio turnover rate	59%		53%	104%	95%		75%	**

**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
+	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 3, 1999 through December 31, 1999 and the years ended December 31, 2000, 2002 and 2003.
(a)	Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

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MML Emerging Growth Fund

	Year ended 12/31/03	Year ended 12/31/02		Year ended 12/31/01	Period ended 12/31/00+
Net asset value, beginning of period	$3.54	$6.15		$7.34	$10.00

Income (loss) from investment operations:
Net investment loss	(0.04)	(0.05	)***	(0.04)	(0.04	)***
Net realized and unrealized gain (loss) on investments	1.66	(2.56)		(1.15)	(2.62)

Total income (loss) from investment operations	1.62	(2.61)		(1.19)	(2.66)

Net asset value, end of period	$5.16	$3.54		$6.15	$7.34

Total Return(a)	45.76%	(42.44)%		(16.33)%	(26.50)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$10,064	$4,333		$12,184	$11,095
Ratio of expenses to average daily net assets:
Before expense waiver	2.28%	1.76%		1.37%	1.56%	*
After expense waiver#	1.16%	1.16%		1.16%	1.16%	*
Net investment loss to average daily net assets	(1.09)%	(1.09)%		(0.81)%	(0.63)%	*
Portfolio turnover rate	195%	190%		139%	119%	**

*	Annualized.
**	Percentage represents results from the period and are not annualized.
***	Per share amount calculated on the average shares method.
+	For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2000 through December 31, 2000 and the years ended December 31, 2001, 2002 and 2003.
(a)	Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

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ADDITIONAL INVESTMENT POLICIES

AND RISK CONSIDERATIONS

The Funds may invest in a wide range of investments and engage in various investment-related transactions and practices. These practices may be changed by the Board of Trustees of the Trust without the consent of shareholders. Some of the more significant practices and some associated risks are discussed below.

Derivatives Transactions

Each Fund is authorized to engage in transactions involving derivatives, as more fully described in the Statement of Additional Information.

The Funds may use derivatives to attempt to:

•	protect against possible declines in the market value of a Fund’s portfolio resulting from downward trends in relevant markets (for example, in the debt securities markets generally due to increasing interest rates);

•	facilitate selling securities for investment reasons;

•	protect a Fund’s unrealized gains or limit unrealized losses in the value of its securities;

•	establish a position in the relevant securities markets as a temporary substitute for purchasing or selling particular securities;

•	manage the effective maturity or duration of fixed-income securities in a Fund’s portfolio; or

•	manage its exposure to changing security prices.

These derivatives transactions typically will involve the portfolios of MML Equity Index Fund, MML OTC 100 Fund, MML Enhanced Index Core Equity Fund, MML Equity Fund, MML Inflation-Protected Bond Fund, MML Managed Bond Fund and the Bond and Equity Segments of MML Blend Fund. MassMutual and the relevant Sub-Advisers do not presently intend to enter into derivatives transactions with regard to MML Large Cap Value Fund, the Money Market Segment of MML Blend Fund, MML Small Cap Equity Fund, MML Growth Equity Fund, MML Emerging Growth Fund, MML Small Company Opportunities Fund or MML Small Cap Growth Equity Fund. The Funds typically will not use derivatives for speculative purposes.

The Equity Segment of the MML Blend Fund, MML Equity Fund, MML Equity Index Fund, MML Enhanced Index Core Equity Fund and MML OTC 100 Fund may buy or sell stock index futures and other similar instruments, as more fully discussed in the Statement of Additional Information. These Funds may purchase stock index futures in anticipation of taking a market position when, in the opinion of the Fund’s Sub-Adviser, available cash balances do not permit an economically efficient trade in the cash market. The Fund also may sell stock index futures to terminate existing positions it may have as a result of its purchases of stock index futures.

Although MML Equity Fund, MML Equity Index Fund, MML Enhanced Index Core Equity Fund and MML OTC 100 Fund will not be commodity pools, the use of certain derivatives subject these Funds to the rules of the Commodity Futures Trading Commission which limit the extent to which the Funds can invest in such derivatives. The Funds may invest in stock index futures contracts for hedging purposes without limit. However, MML Equity Fund, MML Equity Index Fund, MML Enhanced Index Core Equity Fund and MML OTC 100 Fund may not invest in such contracts for other purposes if the sum of the amount of initial margin deposits, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund’s assets, after taking into account unrealized gains and unrealized losses on such contracts.

Forward Contracts or “When Issued” Securities

Each Fund may purchase or sell securities on a “when issued” or delayed delivery or on a forward commitment basis (“forward contracts”). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities purchased or sold are subject to market fluctuations, and no interest accrues to the purchaser during this period. At the time of delivery, the securities may be worth more or less than the purchase or sale price.

There can be no assurance that the use of forward contracts or other derivatives by any of the Funds

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will assist them in achieving their investment objectives. Risks inherent in the use of derivatives include:

•	the risk that interest rates and securities prices will not move in the direction anticipated;

•	imperfect correlation between the prices of forward contracts and the prices of the securities being hedged;

•	the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and

•	the fact that forward contracts involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This is in addition to the risk of decline of the Fund’s other assets.

A Fund will not enter into a forward contract if, as a result, more than 25% of the Fund’s total assets would be in one or more segregated accounts covering forward contracts.

Options and Futures Contracts

MML Large Cap Value Fund, MML Growth Equity Fund, MML OTC 100 Fund, MML Small Cap Growth Equity Fund, MML Small Company Opportunities Fund and MML Emerging Growth Fund may engage in options transactions, such as writing covered put and call options on securities and purchasing put and call options on securities. These strategies are designed to increase a Fund’s portfolio return, or to protect the value of the portfolio, by offsetting a decline in portfolio value through the options purchased. Writing options, however, can only constitute a partial hedge, up to the amount of the premium, and due to transaction costs.

These Funds may also write covered call and put options and purchase call and put options on stock indexes in order to increase portfolio income or to protect the Fund against declines in the value of portfolio securities. In addition, these Funds may also purchase and write options on foreign currencies to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired.

MML Equity Fund, MML Large Cap Value Fund, MML Growth Equity Fund, MML Equity Index Fund, MML Enhanced Index Core Equity Fund, MML OTC 100 Fund, MML Small Cap Growth Equity Fund, MML Small Company Opportunities Fund and MML Emerging Growth Fund may also enter into stock index futures contracts. These Funds may also enter into foreign currency futures contracts. These transactions are hedging strategies. They are designed to protect a Fund’s current or intended investments from the effects of changes in exchange rates or market declines. A Fund will incur brokerage fees when it purchases and sells futures contracts. Futures contracts entail risk of loss in portfolio value, if the Fund’s Sub-Adviser is incorrect in anticipating the direction of exchange rates or the securities markets.

These Funds may also purchase and write options on these futures contracts. This strategy also is intended to protect against declines in the values of portfolio securities or against increases in the costs of securities to be acquired. Like other options, options on futures contracts constitute only a partial hedge up to the amount of the premium, and due to transaction costs.

While these strategies will generally be used by a Fund for hedging purposes, there are risks. For example, the Fund’s Sub-Adviser may incorrectly forecast the direction of exchange rates or of the underlying securities index or markets. When these hedging transactions are unsuccessful, the Fund may experience losses. When a Fund enters into these transactions to increase portfolio value (i.e., other than for hedging purposes), there is a liquidity risk that no market will arise for resale and the Fund could also experience losses. Options and Futures Contracts strategies and risks are described more fully in the Statement of Additional Information.

Portfolio Management

Each Fund’s Sub-Adviser may use trading as a means of managing the portfolio of a Fund in seeking to achieve its investment objective. The Sub-Advisers, on behalf of the Funds, will engage in trading when they believe that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential.

Whether the goals discussed above will be achieved through trading depends on the Sub-Advisers’ ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from these trends. Such trading places an added burden on the Sub-Advisers’ ability to

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obtain relevant information, evaluate it properly and take advantage of their evaluations by completing transactions on a favorable basis. If the Sub-Advisers’ evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation may be reduced and its capital losses may be increased. Portfolio trading involves transaction costs, but, as explained above, will be engaged in when the Sub-Advisers believe the result of trading, net of transaction costs, will benefit the Funds. Portfolio turnover considerations will not limit the Sub-Advisers in managing the Funds, and portfolio turnover can generate higher costs, which can adversely affect the Funds’ performance.

Indexing v. Active Management

Active management involves a Fund’s Sub-Adviser buying and selling securities based on research and analysis. Unlike the other Funds that are actively managed, the MML Equity Index Fund and the MML OTC 100 Fund are “index” funds–they try to match, as closely as possible, the performance of a target index by generally holding either all, or a representative sample of, the securities in the index. Indexing provides simplicity because it is a straightforward market-matching strategy. Index funds generally provide diversification by investing in a wide variety of companies and industries (although “index” Funds are technically non-diversified for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”) – see Non-Diversification Risk on page 33). An index fund’s performance generally is predictable in the sense that the fund’s value is expected to move in the same direction, up or down, as the target index. Index funds also tend to have lower costs because they do not have many of the expenses of actively managed funds, such as research; index funds usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and index funds generally realize lower capital gains.

Optimization. To attempt to match the risk and return characteristics of the S&P 500 Index® as closely as possible for MML Equity Index Fund and the NASDAQ 100 Index® for the MML OTC 100 Fund, Northern Trust, the Funds’ Sub-Adviser, generally invests in a statistically selected sample of the securities found in the S&P 500 Index® or NASDAQ 100 Index®, as the case may be, using a process known as “optimization”. Each Fund may not hold every one of the stocks in its target index. The Funds utilize “optimization”, a statistical sampling technique, in an effort to run an efficient and effective strategy. This will be most pronounced for the MML OTC 100 Fund when the Fund does not have enough assets to be fully invested in all securities in the NASDAQ 100 Index®. Optimization entails that the Funds first buy the stocks that make up the larger portions of the relevant index’s value in roughly the same proportion as the index. Second, smaller stocks are analyzed and selected. In selecting smaller stocks, the Sub-Adviser tries to match the industry and risk characteristics of all of the smaller companies in the index without buying all of those stocks. This approach attempts to maximize the Fund’s liquidity and returns while minimizing its costs.

Restricted And Illiquid Securities

Each Fund may invest up to 15% (10% in the case of MML Money Market Fund and MML Inflation-Protected Bond Fund) of its net assets in illiquid and restricted securities. These policies do not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, provided such securities are determined to be liquid by MassMutual or the Sub-Adviser, pursuant to Board-approved guidelines. If there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value.

Securities Lending

MML Inflation-Protected Bond Fund, MML Blend Fund, MML Equity Fund, MML Large Cap Value Fund, MML Equity Index Fund, MML Enhanced Index Core Equity Fund, MML Growth Equity Fund, MML OTC 100 Fund, MML Small Cap Equity Fund, MML Small Cap Growth Equity Fund, MML Small Company Opportunities Fund and MML Emerging Growth Fund may seek additional income by making loans of portfolio securities of not more than 33% of their respective total assets taken at current value. MML Managed Bond Fund may also make loans of portfolio securities of not more than 10% of its total assets taken at current value. Lending portfolio securities may involve the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially. Loans will be made only to borrowers deemed by MassMutual and the Fund’s Sub-Adviser to be of good standing.

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Cash Positions

Each Fund, other than MML Money Market Fund, may hold cash or cash equivalents to provide for liquidity (e.g., expenses and anticipated redemption payments) so that an orderly investment program may be carried out in accordance with the Fund’s investment policies. To provide liquidity or for temporary defensive purposes, each Fund may invest any portion of its assets in investment grade debt securities and MML Equity Fund may also invest in non-convertible preferred stocks. Taking this type of temporary defensive position may affect a Fund’s ability to achieve its investment objective.

Dollar Roll Transactions

To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, MML Inflation-Protected Bond, MML Blend, MML Growth Equity, MML Enhanced Index Core Equity, MML Large Cap Value, MML Small Cap Equity, MML Emerging Growth and MML Small Cap Growth Equity may engage in dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a Government National Mortgage Association certificate or other mortgage-backed securities to a financial institution, such as a bank or a broker-dealer, concurrent with an agreement by a Fund to repurchase a similar security from the institution at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. For a more detailed description of dollar roll transactions, see the Statement of Additional Information.

Money Market Instruments

All Funds may invest in money market instruments when they have cash reserves. These investments consist of U.S. government securities, time deposits, certificates of deposit, bankers’ acceptances, high-grade commercial paper, and repurchase agreements. The Statement of Additional Information describes these instruments more fully.

Foreign Securities

Investments in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers. These include the opportunity to invest in foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the United States or foreign stock markets that do not move in a manner parallel to U.S. markets, thereby diversifying risks of fluctuations in portfolio value.

Investments in foreign securities entail certain risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Certain markets may require payment for securities before delivery. A Fund’s ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Mortgage-Backed Securities and CMOs

The Funds may invest in mortgage-backed securities and collateralized mortgage obligations (“CMOs”). These securities represent participation interests in pools of residential mortgage loans made by lenders such as banks and savings and loan associations. The pools are assembled for sale to investors (such as the Funds) by government agencies and private issuers, which issue or guarantee the securities relating to the pool. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed securities in which a Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of the

–  64  –

Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself (e.g., private issuer securities). Those guarantees do not extend to the value or yield of the mortgage-backed securities themselves or to the NAV of a Fund’s shares. These issuers may also issue derivative mortgage backed securities such as CMOs.

The expected yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities. When prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the values of other debt securities rise, because of the prepayment feature of pass-through securities. A Fund’s reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than bonds of similar maturity at maintaining yields during periods of declining interest rates. A Fund may purchase mortgage-backed securities at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized when the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

Asset-Backed Securities

These securities, issued by trusts and special purpose entities, are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, that pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment.

The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

Industry Concentration

As a general rule, a Fund will not acquire securities of issuers in any one industry (as determined by the

–  65  –

Board of Trustees of the Trust) if as a result more than 25% of the value of the total assets of the Fund would be invested in such industry, with the following exceptions:

•	There is no limitation for U.S. Government securities.

•	In the case of MML Money Market Fund, there is no limitation in respect of certificates of deposit and bankers’ acceptances issued by domestic banks.

•	MML Money Market Fund, MML Managed Bond Fund and the Bond Segment of MML Blend Fund each may invest up to 40% of the value of their respective total assets in each of the electric utility and telephone industries. However, it currently is MassMutual’s intent not to invest more than 25% of any one of these Funds’ total assets in either the electric utility or telephone industries.

Issuer Diversification

MML Small Company Opportunities Fund, MML Equity Index Fund and MML OTC 100 Fund are classified as non-diversified, which means that the proportion of each Fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A “diversified” investment company generally is required by the 1940 Act, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of each Fund’s assets may be invested in the securities of a limited number of issuers, some of which may be within the same economic sector, the Fund’s portfolio may be more sensitive to the changes in market value of a single issuer or industry. However, to meet Federal tax requirements, at the close of each quarter each Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer, and not hold more than 10% of the outstanding voting securities of that issuer. These limitations do not apply to U.S. Government securities.

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MML SERIES INVESTMENT FUND

1295 State Street

Springfield, Massachusetts 01111-0001

Learning More About the Funds

You can learn more about the Funds by reading the Funds’ Annual and Semiannual Reports and the Statement of Additional Information (SAI). This information is available free upon request. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected each Fund’s performance during the period covered by the report and a listing of each Fund’s portfolio securities as of the end of such period. The SAI provides additional information about the Funds and will provide you with more detail regarding the organization and operation of the Funds, including their investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.

How to Obtain Information

From MML Series Investment Fund:  You may request information about the Funds (including the Annual/Semiannual Reports and the SAI) or make shareholder inquiries by calling 1-888-309-3539 or by writing MML Series Investment Fund, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing.

From the SEC:  You may review and copy information about the Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-942-8090 for information regarding the operation of the SEC’s public reference room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at Publicinfo@sec.gov. Alternatively, if you have access to the Internet, you may obtain information about the Funds from the SEC’s EDGAR database on its Internet site at http://www.sec.gov.

When obtaining information about the Funds from the SEC, you may find it useful to reference the Funds’ SEC file number: 811-2224.

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MML SERIES INVESTMENT FUND

1295 State Street

Springfield, Massachusetts 01111

STATEMENT OF ADDITIONAL INFORMATION

THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF MML SERIES INVESTMENT FUND (THE “TRUST”) DATED MAY 1, 2004, AS AMENDED FROM TIME TO TIME (THE “PROSPECTUS”). THIS SAI INCORPORATES HEREIN THE FINANCIAL STATEMENTS OF THE FUNDS BY REFERENCE TO THE FUNDS’ ANNUAL REPORT AS OF DECEMBER 31, 2003 (THE “ANNUAL REPORT”). TO OBTAIN A PROSPECTUS OR AN ANNUAL REPORT, CALL TOLL-FREE 1-888-309-3539, OR WRITE THE TRUST AT THE ABOVE ADDRESS.

THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO THE FOLLOWING FUNDS:

•	MML MONEY MARKET FUND

•	MML INFLATION-PROTECTED BOND FUND

•	MML MANAGED BOND FUND

•	MML BLEND FUND

•	MML EQUITY FUND

•	MML LARGE CAP VALUE FUND

•	MML EQUITY INDEX FUND

•	MML ENHANCED INDEX CORE EQUITY FUND

•	MML GROWTH EQUITY FUND

•	MML OTC 100 FUND

•	MML SMALL CAP EQUITY FUND

•	MML SMALL COMPANY OPPORTUNITIES FUND

•	MML SMALL CAP GROWTH EQUITY FUND

•	MML EMERGING GROWTH FUND

DATED MAY 1, 2004

I.    GENERAL INFORMATION

MML Series Investment Fund (“MML Trust”) is an open-end management investment company having separate investment portfolios. This Statement of Additional Information provides information regarding the following eleven diversified investment portfolios: MML Money Market Fund (“MML Money Market”); MML Inflation-Protected Bond Fund (“MML Inflation-Protected Bond”); MML Managed Bond Fund (“MML Managed Bond”); MML Blend Fund (“MML Blend”); MML Equity Fund (“MML Equity”); MML Large Cap Value Fund (“MML Large Cap Value”); MML Enhanced Index Core Equity Fund (“MML Enhanced Index Core Equity”); MML Small Cap Equity Fund (“MML Small Cap Equity”); MML Growth Equity Fund (“MML Growth Equity”); MML Small Cap Growth Equity Fund (“MML Small Cap Growth Equity”); and MML Emerging Growth Fund (“MML Emerging Growth”); and three non-diversified investment portfolios, MML Small Company Opportunities Fund (“MML Small Company Opportunities”); MML Equity Index Fund (“MML Equity Index”) and MML OTC 100 Fund (“MML OTC 100”) (collectively, the “Funds” of MML Trust). Each Fund has its own investment objective and policies and is designed to meet different investment needs.

MML Trust was organized as a business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated December 19, 1984, as amended from time to time (the “Declaration of Trust”). MML Trust was established by Massachusetts Mutual Life Insurance Company (“MassMutual” or the “Adviser”) for the purpose of providing a vehicle for the investment of assets of various separate investment accounts established by MassMutual and its life insurance company subsidiaries, including MML Bay State Life Insurance Company and C.M. Life Insurance Company. Shares of the Funds are offered solely to separate investment accounts established by MassMutual and its life insurance company subsidiaries.

MassMutual is responsible for providing all investment advisory, management, and administrative services needed by the Funds pursuant to investment management agreements. MassMutual has entered into investment sub-advisory agreements pursuant to which David L. Babson & Company Inc. (“Babson”) manages the investment of the assets of MML Money Market, MML Inflation-Protected Bond, MML Managed Bond, a portion of the assets of MML Equity, MML Enhanced Index Core Equity, MML Small Company Opportunities, MML Small Cap Equity and MML Blend; Northern Trust Investments, N.A. (“Northern Trust”) manages the investment of the assets of MML Equity Index and MML OTC 100; Massachusetts Financial Services Company (“MFS”) manages the investment of the assets of MML Growth Equity; Davis Selected Advisers, L.P. (“Davis”) manages the investment of the assets of MML Large Cap Value; and RS Investment Management, L.P. (“RS”) manages the investment of the assets of MML Emerging Growth. MassMutual has an investment sub-advisory agreement with each of Wellington Management Company, LLP (“Wellington Management”) and Waddell & Reed Investment Management Company (“Waddell & Reed”) whereby each has agreed to manage a portion of the investments of MML Small Cap Growth Equity. MassMutual has an investment sub-advisory agreement with Alliance Capital Management L.P. (“Alliance Capital”) whereby Alliance Capital has agreed to manage a portion of the assets of MML Equity. MassMutual, Babson, Northern Trust, MFS, Davis, RS, Wellington Management, Waddell & Reed and Alliance Capital are registered with the Securities and Exchange Commission (the “SEC”) as investment advisers.

II.    INVESTMENT PRACTICES OF THE FUNDS AND RELATED RISKS

Each Fund has a distinct investment objective that it pursues through its investment policies. The following information supplements and should be read in conjunction with the discussion of the Funds’ investment objectives, techniques and policies described in the Prospectus. The fundamental investment objectives and investment restrictions of each Fund (as described in the Prospectus and below) may not be changed without a vote of a majority of such Fund’s outstanding shares. A “majority of the outstanding shares” of any Fund means the lesser of (1) 67% of such Fund’s outstanding shares present at a meeting of the shareholders if more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of such Fund’s outstanding shares. All other investment policies and techniques of each Fund may be changed by the Board of Trustees of

MML Trust without a vote of shareholders. For example, such other policies and techniques include investment in new types of debt instruments which may be devised in the future, or which are presently in disuse but may become more prominent in the future, and minor changes in investment policies which may be made in response to changes in regulatory requirements which are reflected in the present policies of such Fund. There is no assurance that the investment objectives of the Funds will be realized. The success of these objectives depends to a great extent upon the Adviser’s or any investment sub-adviser’s ability to assess changes in business and economic conditions.

In managing their portfolios of investments, the Funds may purchase various securities, investment related instruments and make use of various investment techniques, including those described below. Investment policies and restrictions described below are non-fundamental, unless otherwise noted. For a description of ratings of corporate debt securities and money market instruments in which the Funds may invest, reference should be made to the Appendix.

A.    MML Equity

Normally, the assets of MML Equity will be invested primarily in common stocks and other equity type securities such as preferred stocks, securities convertible into common stock and warrants. Investments are made in securities of companies which, in the opinion of Babson and Alliance Capital’s Bernstein Investment Research and Management unit (“Bernstein”), are of high quality, offer above-average dividend growth potential and are attractively valued in the marketplace. Investment quality and dividend growth potential are evaluated using fundamental analysis emphasizing each issuer’s historical financial performance, balance sheet strength, management capability and competitive position. Various valuation parameters are examined to determine the attractiveness of individual securities. On average, the Fund’s portfolio securities will have price/earnings ratios and price/book value ratios below those of the Standard & Poor’s 500 Composite Stock Price Index. Consideration is also given to securities of companies whose current prices do not adequately reflect, in the opinion of Babson or Bernstein, the ongoing business value of the enterprise. These investments may be maintained in both rising and declining markets. The Fund may also, however, invest in non-dividend paying stocks.

Alliance Capital, through the investment professionals of Bernstein, takes a “bottom-up” investment approach that is value-based and price-driven, and it relies on the intensive fundamental research of its internal research staff to identify these buying opportunities in the marketplace. Alliance Capital will invest the portion of the Fund’s assets it manages in the common stocks of large companies that it identifies as having earnings growth potential that may not be recognized by the market at large. Alliance Capital seeks to identify compelling buying opportunities created when companies are undervalued on the basis of investor reactions to near-term problems or circumstances even though their long-term prospects remain sound. Portfolio holdings will be primarily in U.S. issuers although ADRs and securities of foreign issuers that trade on domestic exchanges and in the over-the-counter markets also may be purchased. To control tracking error, Alliance Capital typically holds the largest capitalization securities in the S&P 500 Index. If such securities are ranked toward the bottom of the universe, Alliance Capital will generally underweight them relative to the benchmark.

B.    MML Managed Bond

Except when invested for defensive purposes, at least 80% of assets (net assets plus the amount of any borrowings for investment purposes), will consist of U.S. Government securities and investment grade quality debt securities which have been rated in the top four rating categories by S&P (AAA, AA, A or BBB) or Moody’s (Aaa, Aa, A or Baa) or, if unrated, which are judged by the Fund’s investment sub-adviser to be of equivalent quality to securities so rated. For these purposes, a rating of BBB by S&P includes a security that has been rated BBB- by S&P, and a security rated Baa by Moody’s includes a security that has been rated Baa3 by Moody’s. While debt securities rated BBB or Baa are investment grade securities, they have speculative characteristics and are subject to greater credit risk, and may be subject to greater market risk, than higher rated investment grade securities.

MML Managed Bond may invest up to ten percent (10%) of its total assets in non-investment grade debt instruments and preferred stocks. Lower quality debt instruments involve greater volatility of price and yield, and greater risk of loss of principal and interest. These instruments generally reflect a greater possibility of an adverse change in financial conditions that would affect the ability of the issuer to make payments of principal and interest. The market price for lower quality securities generally responds to short-term corporate and market developments to a greater extent than higher-rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of lower quality securities to meet its ongoing debt obligations.

In implementing these policies, MML Managed Bond may invest in (1) obligations (payable in U.S. dollars) issued or guaranteed as to principal and interest by the Government of Canada, a Province of Canada, or any instrumentality or political subdivision thereof, provided that no such investment will be made if it would result in more than 25% of MML Managed Bond’s assets being invested in such securities, and (2) securities of foreign issuers, provided, however, MML Managed Bond may invest not more than 10% of its assets in such securities, except as provided in (1) above.

If MML Managed Bond disposes of an obligation prior to maturity, it may realize a loss or a gain. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. In addition, investments are subject to the ability of the issuer to make payment at maturity.

Babson intends for the Fund’s duration to match up (within 10%) of the duration of the Lehman Brothers Aggregate Bond Index. Portfolio changes will be accomplished primarily through the reinvestment of cash flows and selective trading.

C.    MML Blend

Each market segment of MML Blend has its own specific investment objective. Within the Equity Segment, MML Blend will attempt to achieve a superior total rate of return over an extended period of time from capital appreciation. Within the Bond Segment, MML Blend will attempt to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital. Within the Money Market Segment, MML Blend will attempt to achieve high current income, the preservation of capital and liquidity.

The Equity Segment generally invests in equity-type securities included in the Fund’s benchmark equity index. The Bond Segment generally invests in the types of bonds and other debt securities described in the Prospectus and in the above discussion of MML Managed Bond with maturities usually exceeding one year. The Bond Segment may also invest in debt securities not described above, including lower quality securities and non-rated securities acquired directly from issuers in direct placement transactions, provided no such transaction shall cause such debt securities to exceed 10% of MML Blend’s total assets. Lower quality debt instruments generally provide higher yields but are generally subject to greater market fluctuations and risk of loss of income and principal than higher quality debt securities.

The Money Market Segment invests in money market instruments and other debt securities with maturities generally not exceeding one year. For example, it may invest in:

(a)	U.S. Treasury Bills and other U.S. Government securities;

(b)	obligations (payable in U.S. dollars) issued or guaranteed as to principal and interest by the Government of Canada (such obligations may not exceed 25% of MML Blend’s total assets);

(c)	commercial paper, including variable amount master notes, issued by companies with an unsecured debt issue outstanding having a rating at the time of purchase within the two highest grades as determined by Moody’s (P-I or P-2) or S&P (A-l or A-2);

(d)	publicly-traded bonds, debentures and notes having a rating within the four highest grades as determined by Moody’s (Aaa, Aa, A or Baa) or S&P (AAA, AA, A or BBB); or

(e)	securities of foreign issuers, provided that such securities of foreign issuers not be more than 10% of the segment’s total assets.

D.    MML Equity Index and MML OTC 100

MML Equity Index attempts to replicate the investment results of the Standard & Poor’s 500 Composite Stock Price Index (the “Index”), which is composed of 500 selected large capitalization common stocks. Standard & Poor’s (“S&P”) has an Index Committee that is responsible for the overall management of the Index. The Index Committee looks at a company’s market value, industry group classification, capitalization, trading activity, financial and operating condition before making a decision to include it in the Index. New companies are added to the Index only when there is a vacancy. Companies are removed from the Index for four major reasons: merger with (or acquisition by) another company, financial operating failure, lack of representation of leading American industries, or restructuring.

MML OTC 100 attempts to replicate the investment results of the NASDAQ 100 Index®, which is comprised of the 100 largest non-financial companies traded over the counter. The Funds attempt to be fully invested at all times in the stocks that comprise the relevant Index and in stock index futures as described below and, in any event, in the normal course of management, at least 80% of each Fund’s assets will be so invested. Furthermore, while the Funds generally intend to invest in every stock included in the relevant Index, there may be circumstances when the Funds are not invested in every such stock, as described below. Inclusion of a stock in the Index in no way implies an opinion by S&P or The Nasdaq Stock Market, Inc. (“Nasdaq”) together with its affiliates, as to its attractiveness as an investment. The Funds use the indices as their standard performance comparisons. An investment in the Funds involves risks similar to those of investing in common stocks.

The weightings of stocks in the Index are based on each stock’s relative total market capitalization; that is, its market price per share times the number of shares outstanding. Northern Trust generally selects stocks for each Fund’s portfolios in the order of their weightings in the relevant Index beginning with the heaviest weighted stocks. With respect to each Fund’s assets invested in the stocks in the Index, the percentage of such assets invested in each stock is approximately the same as the percentage it represents in the Index.

No attempt is made to manage the portfolio in the traditional sense using economic, financial and market analysis. The investment sub-adviser uses a computer program to determine which stocks are to be purchased or sold to replicate the Index to the extent feasible. From time to time, administrative adjustments may be made in a Fund’s portfolio because of changes in the composition of the relevant Index, but such changes should be infrequent.

Optimization.    MML Equity Index may not hold every one of the stocks in the S&P 500 Index® and MML OTC 100 may not hold every one of the stocks in the NASDAQ 100 Index®. In an effort to run an efficient and effective strategy, each Fund may use the process of “optimization”, a statistical sampling technique. This will be most pronounced for MML OTC 100 when the Fund does not have enough assets to be fully invested in all securities in the NASDAQ 100 Index®. Optimization entails that the Funds first buy the stocks that make up the larger portions of the relevant Index’s value in roughly the same proportion as the Index. Second, smaller stocks are analyzed and selected. In selecting smaller stocks, the investment sub-adviser tries to match the industry and risk characteristics of all of the smaller companies in the Index without buying all of those stocks. This approach attempts to maximize the Fund’s liquidity and returns while minimizing its costs.

Northern Trust, the Funds’ investment sub-adviser, believes that the indexing approach described above is an effective method of substantially replicating Index performance. Northern Trust expects, but cannot guarantee, that there will be a close correlation between the Fund’s performance and that of the Index in both rising and falling markets. The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the Index of at least .98, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when a Fund’s net asset value, including the value of its dividends and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Fund’s ability to correlate its performance with the Index, however, may be affected by, among other things, changes in securities markets, the manner in which the Index is calculated by S&P and the timing of purchases and redemptions of Fund shares.

Each Fund’s ability to replicate the performance of the relevant Index also depends to some extent on the size of the Fund’s portfolio and the size of cash flows into and out of the Fund. Investment changes to accommodate these cash flows are made in an effort to maintain the similarity of the Fund’s portfolio to the Index to the maximum practicable extent.

MML EQUITY INDEX IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P. S&P MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE SHAREHOLDERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. S&P’S ONLY RELATIONSHIP TO THE FUND IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF S&P AND OF THE INDEX, WHICH IS DETERMINED, COMPOSED AND CALCULATED BY S&P WITHOUT REGARD TO THE FUND. S&P HAS NO OBLIGATION TO TAKE THE NEEDS OF THE FUND OR THE SHAREHOLDERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE INDEX. S&P IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE FUND OR THE TIMING OF THE ISSUANCES OR SALE OF THE FUND OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE FUND IS TO BE CONVERTED INTO CASH. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, SHAREHOLDERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

MML OTC 100 IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY NASDAQ. NASDAQ HAS NOT PASSED ON THE LEGALITY OR SUITABILITY OF, OR THE ACCURACY OR ADEQUACY OF DESCRIPTIONS AND DISCLOSURES RELATING TO, THE FUND CONTAINED IN THE PROSPECTUS OR THIS STATEMENT OF ADDITIONAL INFORMATION. NASDAQ MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY, OR THE ABILITY OF THE NASDAQ 100 INDEX® TO TRACK GENERAL STOCK MARKET PERFORMANCE. NASDAQ’S ONLY RELATIONSHIP TO THE FUND IS IN THE LICENSING OF THE NASDAQ 100®, NASDAQ 100 INDEX®, AND NASDAQ® TRADEMARKS OR SERVICE MARKS, AND CERTAIN TRADE NAMES OF NASDAQ AND THE USE OF THE NASDAQ 100 INDEX®. THE NASDAQ 100 INDEX® IS DETERMINED, COMPOSED AND CALCULATED BY NASDAQ WITHOUT REGARD TO THE FUND. NASDAQ HAS NO OBLIGATION TO

TAKE THE NEEDS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE NASDAQ 100 INDEX®. NASDAQ IS NOT RESPONSIBLE AND HAS NO LIABILITY FOR, AND HAS NOT PARTICIPATED IN, THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE NET ASSET VALUE OF THE FUND’S SHARES OR IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND’S SHARES.

NASDAQ DOES NOT GUARANTEE THE ACCURACY OR COMPLETENESS OF THE NASDAQ 100® INDEX OR OF THE DATA USED TO CALCULATE THE INDEX OR DETERMINE THE INDEX COMPONENTS, OR THE UNINTERRUPTED OR UNDELAYED CALCULATION OR DISSEMINATION OF THE INDEX. NASDAQ DOES NOT GUARANTEE THAT THE INDEX ACCURATELY REFLECTS PAST, PRESENT, OR FUTURE MARKET PERFORMANCE. NASDAQ IS NOT RESPONSIBLE FOR ANY MANIPULATION OR ATTEMPTED MANIPULATION OF THE INDEX BY MEMBERS OF THE NASD. NASDAQ IS FREE TO PICK AND ALTER THE COMPONENTS AND METHOD OF CALCULATION WITHOUT CONSIDERATION OF THE FUND OR THE CONSENT OF THE ADVISER OR INVESTMENT SUB-ADVISER. NASDAQ MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND’S SHARES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ 100 INDEX® OR ANY DATA INCLUDED THEREIN. NASDAQ MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ 100 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NASDAQ HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

E.    MML Small Cap Equity

The Fund’s current nonfundamental investment policy is to normally invest at least 80% of the Fund’s assets in publicly traded stocks of companies with market capitalizations, at the time of purchase, in the range of companies in the Russell 2000 Index, the Fund’s benchmark. However, the Fund will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in the Russell 2000 Index. Consequently, during periods of equity market strength, a substantial portion of the Fund’s portfolio may consist of securities issued by companies with a market capitalization in excess of the upper range of the Russell 2000 Index. The Fund may purchase securities with above-average volatility relative to indices like the S&P 500 Index. While such volatility frequently may involve the opportunity for greater gain, it also generally involves greater risk of loss and, as a result, the Fund’s shares are suitable only for those investors who are in a financial position to assume such risk.

The Fund utilizes a value-oriented strategy in making investment decisions. As such, investments are made in securities of companies that, in the opinion of Babson, are of high quality or possess a unique product, market position or operating characteristics which result in above-average levels of profitability or superior growth potential and are attractively valued in the marketplace. Traditional fundamental research techniques are employed to determine investment quality and growth potential, emphasizing each issuer’s historic financial performance, balance sheet strength, management capability and competitive position. Valuation parameters are examined to determine the attractiveness of individual securities. Consideration also is given to securities of companies whose current prices do not adequately reflect, in the opinion of Babson, the ongoing business value of the enterprise.

F.    Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward (but not below the original principal value in the case of U.S. Treasury inflation-indexed bonds), and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

G.    Derivatives

Although each Fund is authorized to engage in Derivatives Transactions as indicated in the Prospectus, the Funds have no current expectation of entering into such transactions in a material way other than the use of forward contracts or as otherwise discussed below. The following is a discussion of the Funds’ authority to enter into Derivative Transactions and a description of such transactions and instruments. Examples of Derivative Transactions include entering into financial futures transactions, writing covered call options on securities and futures or covered puts on securities and futures and entering into forward contracts, swap agreements, and other similar instruments (collectively referred to as “Derivatives”).

The Funds may use Derivatives to try to: (a) protect against possible declines in the market value of a Fund’s portfolio resulting from downward trends in the relevant securities markets (for example, in the debt securities markets generally due to increasing interest rates); (b) protect a Fund’s unrealized gains or limit unrealized losses in the value of its securities; (c) facilitate selling securities for investment reasons; (d) establish a position in the relevant securities markets as a temporary substitute for purchasing particular securities; (e) manage its exposure to changing security prices; or (f) manage the effective maturity or duration of fixed income securities in a Fund’s portfolio (collectively “Derivatives Transactions”). Derivatives may provide a cheaper, quicker or more specially focused way for a Fund to invest than “traditional” securities would.

1.  Forward Contracts—Each Fund may purchase or sell securities on a “when issued,” delayed delivery or on a forward commitment basis (“forward contracts”). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities purchased or sold are subject to market fluctuations, and no interest accrues to the purchaser during this period. At the time of delivery, the securities may be worth more or less than the purchase or sale price. The Funds use forward contracts to manage interest rate exposure, as a temporary substitute for purchasing or selling particular debt securities, or to take delivery of the underlying security rather than closing out the forward contract.

While the Funds may also enter into forward contracts with the initial intention of acquiring securities for their portfolio, the Funds may dispose of a commitment prior to settlement if the Fund’s investment sub-adviser deems it appropriate to do so. The Funds may realize short-term gains or losses upon the sale of forward contracts. If a Fund enters into a forward contract, it will establish a segregated account with its custodian consisting of cash or liquid securities, having a current market value equal to or greater than the aggregate amount of the Fund’s commitment under forward contracts (that is, the purchase price of the underlying security on the delivery date). As an alternative to maintaining all or part of the segregated account, the Funds could buy call or put options to “cover” the forward contracts. The Funds will not enter into a forward contract if as a result more than 25% of that Fund’s total assets would be held in a segregated account covering such contracts.

2.  Currency Transactions and Swaps—The Funds may engage in currency transactions with counterparties either to hedge foreign currency risks or to convert foreign denominated securities or obligations to U.S. dollar-denominated investments. Currency transactions include forward currency contracts, exchange-listed currency futures, exchange listed and over-the-counter options on currencies and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap. The Funds may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by Standard & Poor’s Ratings Group (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”), respectively, or that have an equivalent rating from a nationally recognized statistical rating organization (“NRSRO”) or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser or the Fund’s investment sub-adviser.

Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in or exposed to that currency. For example, if a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, that Fund may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in or exposed to such foreign currency. The Funds may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Funds have or in which the Funds expect to have portfolio exposure.

None of the Funds will enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or exposed to or currently convertible into such currency, other than with respect to proxy hedging as described below.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Funds may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund’s securities denominated in or exposed to linked currencies. For example, if a Fund’s investment sub-adviser considers that the Austrian schilling is linked to the German Deutsche mark (the “D-mark”), the Fund holds securities denominated in schillings and the Fund’s investment sub-adviser believes that the value of schillings will decline against the U.S. dollar, the Fund’s investment sub-adviser may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Funds if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present during the particular time that the Funds are engaging in proxy hedging.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

3.  Interest Rate Swap Agreements—Swap Agreements—An interest rate swap agreement involves the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Interest rate and yield curve swaps may be used by an investment sub-adviser on behalf of a Fund as a hedging technique to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities a Fund anticipates purchasing in the future. The Funds intend to use these transactions as hedges and not as speculative investments. A Fund usually will enter into such agreements on a net basis whereby the two payments of interest are netted with only one party paying the net amount, if any, to the other.

The Funds may also engage in other types of swap transactions, including, but not limited to currency, credit default, indices, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on swaps.

4. Futures—The Funds may enter into exchange-traded futures contracts for the purchase or sale of debt obligations in order to hedge against anticipated changes in interest rates. The purpose of hedging in debt obligations is to establish the effective rate of return on portfolio securities with more certainty than would otherwise be possible. A futures contract on debt obligations is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of obligations having a standardized face value and rate of return. By entering into a futures contract for the purchase of a debt obligation, a Fund will legally obligate itself to accept delivery of the underlying security and pay the agreed price; by entering into a futures contract for the sale of a debt obligation it will legally obligate itself to make delivery of the security against payment of the agreed price. Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss as explained below.

While futures contracts based on debt securities provide for the delivery and acceptance of securities, such deliveries and acceptances usually are not made. Generally, the futures contract is terminated by entering into an offsetting transaction. The closing out of a futures contract sale is effected by a Fund’s entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund immediately is paid the difference and thus realizes the gain. If the offsetting purchase price exceeds the sale price, a Fund pays the difference and realizes the loss. Similarly, the closing out of a futures contract purchase is effected by a Fund’s entering into a futures contract sale for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss. Instead of entering into an offsetting position, however, a Fund might make or take delivery of the underlying securities whenever it appears economically advantageous for it to do so.

Unlike the purchase or sale of a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. The Fund will incur brokerage fees in connection with its futures transactions, however, and will be required to deposit and maintain funds with a registered futures commission merchant or its custodian bank in a segregated account as margin to guarantee performance of its futures obligations. A Fund initially will be required to deposit with its custodian bank or a registered futures commission merchant an amount of “initial margin” consisting of cash or U.S. Treasury bills currently equal to approximately 1 1/2% of the contract amount. The nature of initial margin in futures transactions is different from that of margin in security transactions in that a futures contract initial margin does not involve the borrowing of funds by a Fund to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker will be made on a daily basis as the price of the underlying debt security fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “mark to the market”.

To compensate for the imperfect correlation of movements in the price of debt securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the futures contracts. Conversely, a Fund may buy or sell fewer futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the futures contracts.

Options on Futures Contracts:    Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of “variation” margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by a Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the Investment Company Act of 1940, as amended (the “1940 Act”) and the Securities and Exchange Commission’s (“SEC”) interpretations thereunder.

Combined Positions:    MML Equity, MML Enhanced Index Core Equity, MML Large Cap Value, MML Growth Equity, MML Small Cap Equity, MML Emerging Growth, MML Small Company Opportunities and MML Small Cap Growth Equity are permitted to purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

5.    Call and Put Options

Call Options give the holder the right to buy a security at a stated price, or strike price, within a stated period. A call option can be exercised during the exercise period if the spot price rises above the strike price; if not, the option expires. A call option backed by the securities underlying the option is a covered call option. The owner of the security will normally sell covered call options to collect premium income or to reduce price fluctuations of the security. A covered call option limits the capital appreciation of the underlying security. As a writer of a call option, a Fund receives a premium, that may be an additional source of income for the Fund, for agreeing to sell the underlying security at a fixed price during the option period if the option is exercised. So long as the Fund remains obligated as a writer of a call, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such profit.

Each Fund may write call options which are traded on a national securities exchange with respect to securities in its portfolio, provided that at all times it will have in its portfolio the securities which it may be obligated to deliver if the option is exercised. Each Fund may write call options on securities in its portfolio in an attempt to realize a greater current return than would be realized on the securities alone or to provide greater flexibility in disposing of such securities. A Fund may also enter into “closing purchase transactions” in order to terminate its obligation as a writer of a call option prior to the expiration of the option. The writing of call options could result in increases in the Funds’ portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

Put Options give the holder the right to sell the underlying securities to a Fund during the term of the option at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Put options are “covered” by a Fund, for example, when it has established a segregated account with its custodian bank consisting of cash, U.S. Government issued securities and other liquid, high quality debt securities. Each Fund may also write straddles (combinations of calls and puts on the same underlying security). The writing of straddles generates additional premium income but may present greater risk.

6.  Options on Indexes—The Funds may also purchase options on indexes. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because a Fund’s investments generally will not match the composition of an index.

For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an over-the-counter option, it will be relying on its counterparty to perform its obligations, and a Fund may incur additional losses if the counterparty is unable to perform.

7.  Exchange Traded and Over-the-Counter Options—All options purchased or sold by a Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (over-the-counter options) that meet creditworthiness standards approved by the Funds’ Board of Trustees. While exchange traded options are obligations of the Options Clearing Corporation, in the case of over-the-counter options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an over-the-counter option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

Provided that a Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written over-the-counter options as liquid. In these cases, the over-the-counter option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

8.  Interest Rate Caps—The purchase of an interest rate cap entitles the purchaser, to the extent a specific index exceeds a predetermined interest rate, to receive payments on a contractually-based notional amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specific index falls below a predetermined interest rate, to receive payments of interest on a contractually-based notional principal amount from the party selling the interest rate floor. In instances determined by the Funds’ Board of Trustees, a Fund selling caps and floors would maintain, in a segregated account, cash or high-grade liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund’s obligations with respect to any caps or floors.

9.  Other Derivatives—The Funds may use other derivatives that are or become appropriate in the context of each Fund’s investment objectives and in a manner and to an extent permitted by law and authorized by the Board of Trustees pursuant to guidelines proposed by MassMutual.

Derivatives Limitations—The policies limiting the use of Derivatives are non-fundamental policies established by the Funds’ Board of Trustees. The policies may be changed by the Board without obtaining shareholder approval. MML Trust’s current non-fundamental policies are:

1.  a Fund would not enter into a futures contract if, immediately after entering into the futures contract, more than 5% of the Fund’s total assets would be committed to initial margin deposits on such contracts;

2.  a Fund will not purchase a put or call option on securities or investment related instruments if, as a result, more than 5% of its total assets would be attributable to premiums paid for such options;

3.  a Fund would not write a covered call or put option if as a result more than 20% of the Fund’s total assets would be in one or more segregated accounts covering call and put options;

4.  a Fund would not enter into a forward contract if as a result more than 25% of the Fund’s total assets would be in one or more segregated accounts covering forward contracts; and

5.  a Fund is required at all times to maintain its assets at a level at least three times the amount of all of its borrowings (the “300% asset coverage test”). Borrowings for this purpose include obligations under any futures contract on a debt obligation.

Segregated Accounts—If a Fund enters into forward contracts, it must cover such contracts by, for example, establishing a segregated account with its custodian bank consisting of cash, U.S. Government securities and other liquid, high quality debt securities. The assets of the account must have a value equal to or greater than the aggregate amount of that Fund’s commitment under forward contracts (that is, greater than the aggregate of the purchase price of the underlying security on the delivery date). If the value of the securities in the segregated account declines, additional cash or high quality liquid assets will be placed in the account so that the value of the account will equal the amount of the Fund’s commitments. At the time of entering into a forward contract, the segregated account covering such forward contracts shall not exceed 25% of the Fund’s assets. As an alternative to maintaining all or part of the segregated account, a Fund could buy call or put options to “cover” the forward contracts. Forward contracts involve a risk of a loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline of the Fund’s other assets. A Fund may realize short-term gains or losses upon the sale of forward contracts.

Risks in Using Derivatives—There can be no assurance that the use of Derivatives by any of the Funds will assist it in achieving its investment objectives. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristic of the particular Derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund’s performance. Risks inherent in the use of futures, options, forward contracts, and swaps include:

•	the risk that interest rates and securities prices will not move in the direction anticipated;

•	imperfect correlation between the price of futures, options, forward contracts and the prices of the securities being hedged;

•	the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

•	the possible absence of a liquid secondary market for any particular instrument at any time;

•	futures contracts and options can be highly volatile;

•	the writing of call options could result in increases in the Funds’ portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate;

•	the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;

•	the risk that a Fund will not be able to effect closing purchase transactions as to call options it has written at any particular time or at any acceptable price; and

•	forward contracts involve a risk of a loss if the value of the security to be purchased declines prior to the settlement date, which is in addition to the risk of decline of the Funds’ other assets.

H.    Other Investment Practices

1.  Repurchase Agreements—MML Money Market, MML Inflation-Protected Bond, MML Managed Bond, MML Blend, MML Equity Index, MML Enhanced Index Core Equity, MML Large Cap Value, MML Small Cap Equity, MML Growth Equity, MML OTC 100, MML Emerging Growth, MML Small Company Opportunities and MML Small Cap Growth Equity may enter into repurchase agreements. While it is the current expectation that not more than 5% of each such Fund’s total assets would be invested in repurchase agreements at any one time, each such Fund (other than MML Large Cap Value) may invest not more than 10% of their respective total assets in such agreements. MML Large Cap Value only enters into repurchase agreements which are fully collateralized by government securities and thus is not limited as to the amount of total assets which it may invest in repurchase agreements. Under a repurchase agreement, a Fund acquires a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank or the U.S. branch of a foreign bank, or a broker-dealer which has been designated a primary dealer in U.S. Government securities and which meet the credit requirements set by MML Trust’s Board of Trustees from time to time) for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these agreements run from day to day, and delivery pursuant to the resale agreement typically will occur within one to five days of the purchase. A repurchase agreement is considered to be a loan by a Fund for purposes of its investment restrictions, collateralized by the underlying security. Investments in repurchase agreements will be limited to transactions with financial institutions which are believed by MassMutual to present minimal credit risks.

While the repurchase agreements will provide that the underlying security at all times shall have a value at least equal to the resale price stated in the agreement, if the seller defaults, a Fund could realize a loss on the sale of the underlying security. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying securities to the seller’s estate.

2.  Reverse Repurchase Agreements—MML Enhanced Index Core Equity, MML Inflation-Protected Bond, MML Blend, MML Large Cap Value, MML Small Cap Equity, MML Managed Bond, MML Growth Equity, MML Emerging Growth, MML Small Company Opportunities and MML Small Cap Growth Equity may engage in reverse repurchase agreements, which are agreements in which the Fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time. Each such Fund will maintain a segregated account with its custodian which will contain cash or high-grade debt obligations having a current market value at all times in an amount sufficient to repurchase securities pursuant to outstanding reverse repurchase agreements. Reverse repurchase agreements are borrowings subject to the 300% asset coverage test described previously.

3.  Restricted and Illiquid Securities—Each Fund may invest no more than 15% (10% in the case of MML Money Market and MML Inflation-Protected Bond) of its net assets in illiquid securities. However, this policy does not limit the purchases of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), provided that such securities are determined to be liquid by the Funds’ Board of Trustees or the Fund’s investment sub-adviser if such determination is pursuant to Board-approved guidelines.

Although the Board of Trustees is responsible for determining the liquidity of restricted securities, it is not required to specifically approve and review each restricted security recommended by the investment sub-advisers for the Funds’ portfolios. With respect to Rule 144A securities, for example, the Board of Trustees is responsible for establishing guidelines for determining the liquidity and value of securities and monitoring the investment sub-adviser’s implementation of the guidelines. Such guidelines have been adopted and take into account trading activity and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, the Fund’s holdings of those securities may be illiquid, resulting in undesirable delays in selling these securities at prices representing their fair value. Securities not registered for sale to the general public but can be resold to institutional investors may not be considered illiquid, provided that a dealer or institutional trading market exists. The institutional trading market is relatively new and liquidity of the Funds’ investments could be impaired if trading does not develop or declines.

Restricted securities frequently can be purchased at a discount from the price of unrestricted securities of the same class, and the valuation of such securities in the Funds’ portfolios (which will be their fair value as determined in good faith by the Board of Trustees of MML Trust or pursuant to the direction of the Board of Trustees subject to its review) will generally reflect such discount in whole or in part until the restriction is eliminated. With the exception of Rule 144A securities and commercial paper, the Funds generally do not expect to purchase restricted securities unless the issuer has agreed to pay the expenses of registering such securities under the Securities Act. However, under some circumstances the Funds may dispose of such securities privately at a discount or pay the cost of registration. A considerable period may elapse between the time a Fund decides to sell restricted securities and the time a suitable purchaser is found or registration is effected. Any such lapse of time would reduce the Fund’s flexibility and also delay its ability to dispose of such securities, thereby subjecting the Fund to the risk of a market decline in the interim or, in a thin market, a decline caused by the proposed sale itself. In disposing of restricted securities, the Funds may be underwriters as that term is defined in the Securities Act.

4.  Warrants and Rights—MML Large Cap Value, MML Small Cap Equity, MML Equity, MML Blend, MML Enhanced Index Core Equity, MML Growth Equity, MML Emerging Growth, MML Small Company Opportunities and MML Small Cap Growth Equity may each invest in warrants. A warrant typically gives the holder the right to purchase an underlying stock at a specified price for a designated period of time. Warrants may be a relatively volatile investment for the holder. The holder of a warrant takes the risk that the market price of the underlying stock may never equal or exceed the exercise price of the warrant. A warrant will expire without value if it is not exercised or sold during its exercise period. MML Small Cap Equity may invest up to 5% of the value of its assets in an effort to build a position in the underlying common stocks and, of such 5%, no more than 2% may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange.

These Funds may also invest in rights. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders.

Warrants and rights have no voting rights, receive no dividends and have no rights to the assets of the issuer.

5.  Foreign Securities—Generally, the Funds may invest not more than 10% of their respective net assets in the securities of foreign issuers (with the exception of MML Inflation-Protected Bond and MML Growth Equity). If such investments are made by MML Managed Bond or MML Blend, it is presently expected that no more than 5% of the Fund’s respective net assets will be invested in such securities. Investments in Canadian securities are generally limited to 25% of a Fund’s net assets. MML Inflation-Protected Bond may not invest more than 20% of its net assets in the securities of foreign issuers. MML Growth Equity may invest not more than 35% of its net assets in the securities of foreign issuers. Foreign securities include securities of foreign issuers represented by American Depositary Receipts (ADRs).

The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Funds intend to construe geographic terms such as “foreign,” “non-U.S.,” “European,” “Latin American,” “Asian,” and “emerging markets” in the manner that affords to the Funds the greatest flexibility in seeking to achieve the investment objective(s) of the relevant Fund. Specifically, in circumstances where the investment objective and/or strategy is to invest (a) exclusively in “foreign securities,” “non-U.S. securities” “European securities,” “Latin American securities,” “Asian securities,” or “emerging markets” (or similar directions) or (b) at least some percentage of the Fund’s assets in foreign securities, etc., the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:

(i)	the issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or

(ii)	the securities are traded principally in the country or region suggested by the Relevant Language; or

(iii)	the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.

In addition, the Funds intend to treat derivative securities (e.g., call options) by reference to the underlying security. Conversely, if the investment objective and/or strategy of a Fund limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, a Fund intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii) and (iii).

MML Enhanced Index Core Equity, MML Inflation-Protected Bond, MML Large Cap Value, MML Small Cap Equity, MML Growth Equity, MML Emerging Growth, MML Small Company Opportunities and MML Small Cap Growth Equity are permitted to invest in foreign securities, but generally intend to make such investments only if: (i) such securities are U.S. dollar-denominated; or (ii) if such securities are not U.S. dollar-denominated, the Fund contemporaneously enters into a foreign currency transaction to hedge the currency risk associated with the particular foreign security. If these Funds’ securities are held abroad, the countries in which such securities may be held and the subcustodian holding them must be approved by the Board of Trustees or its delegate under applicable rules adopted by the SEC. In buying foreign securities, MML Enhanced Index Core Equity, MML Inflation-Protected Bond, MML Large Cap Value, MML Small Cap Equity, MML Growth Equity, MML Emerging Growth, MML Small Company Opportunities and MML Small Cap Growth Equity may convert U.S. dollars into foreign currency, but only to effect securities transactions on foreign securities exchanges and not to hold such currency as an investment.

ADR’s are issued by a U.S. depository institution, but they represent a specified quantity of shares of a non-U.S. stock company. ADR’s trade on U.S. securities exchanges but are treated as “foreign securities” for purposes of the limitations on a Fund’s investments in foreign securities because they are subject to many of the same risks as foreign securities as described below.

MML Enhanced Index Core Equity, MML Large Cap Value, MML Growth Equity, MML Small Cap Equity, MML Small Cap Growth Equity, MML Small Company Opportunities and MML Emerging Growth also may invest in sponsored or unsponsored Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) to the extent they become available. GDRs and EDRs are typically issued by foreign depositaries and are evidence of ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing them. The depositary of an unsponsored GDR or EDR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the GDR or EDR holders any voting rights with respect to the securities or pools of securities represented by the GDR or EDR. GDRs and EDRs also may not be denominated in the same currency as the underlying securities. Registered GDRs and EDRs are generally designed for use in U.S. securities markets, while bearer form GDRs and EDRs are generally designed for non-U.S. securities markets. The Funds will treat the underlying securities of a GDR or EDR as the investment for purposes of its investment policies and restrictions.

In making foreign investments, each Fund will be subject to a number of factors and risks not generally associated with investments in domestic securities. For example, foreign securities usually are denominated in foreign currencies which means that their values will be affected favorably or unfavorably by changes in the strength of the U.S. dollar relative to other currencies as well as to other factors that affect securities prices. Moreover, foreign issuers are not subject to uniform legal, accounting, auditing, and financial standards and requirements comparable to those applicable to U.S. issuers. Other risks include:

•	imposition of dividend or interest withholding or confiscatory taxes

•	higher brokerage costs

•	thinner trading markets, currency blockages or transfer restrictions

•	military coups or other adverse political or economic developments

•	applicability of less stringent regulation of foreign securities markets

•	the availability of less information about the issuer of the security in question

•	possible seizure, expropriation or nationalization of foreign assets

•	less government supervision and regulation of securities exchanges, brokers and listed companies

•	the difficulty of enforcing obligations in other countries

•	greater expenses because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.

Foreign securities markets also have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of the Funds are uninvested. The inability of a Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities.

Purchases of foreign securities are usually made in foreign currencies and, as a result, Funds investing in foreign securities may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for the Funds’ agents to keep currently informed about corporate actions that may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. The Funds’ ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets.

A number of current significant, political, demographic and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. Such developments include dramatic political changes in government and economic policies in several Eastern European countries and the republics composing the former Soviet Union, as well as the unification of the European Economic Community. The course of any one or more of these events and the effect on trade barriers, competition, and markets for consumer goods and services are uncertain. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. With regard to the actively-managed Funds, management seeks to mitigate the risks associated with these considerations through diversification and active professional judgment.

In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the portfolio securities, decrease in the level of liquidity in a Fund’s portfolio, or, if a Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets a Fund bears the risk that the securities will not be delivered and that the Fund’s payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to that Fund of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Fund.

6.  Lending Portfolio Securities—The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned:

(a)  the Fund must receive at least 100% cash collateral from the borrower;

(b)  the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral;

(c)  the Fund must be able to terminate the loan at any time;

(d)  the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value;

(e)  the Fund may pay only reasonable custodian fees in connection with the loan; and

(f)  while voting rights on the loaned securities may pass to the borrower, the Fund’s Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

In connection with its securities lending transactions, a Fund may return to the borrower or a third party unaffiliated with the Fund, and acting as a “placing broker,” a part of the interest earned from the investment of cash collateral received for securities loaned.

7.  Short Sales Against-the-Box—Selling short “against-the-box” refers to the sale of securities actually owned by the seller but held in safekeeping. In such short sales, while the short position is open, a Fund must own an equal amount of such securities, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of securities sold short. Short sales against-the-box generally produce current recognition of gain for federal income tax purposes on the constructive sale of securities “in the box” prior to the time the short position is closed out. None of the Funds currently intends to engage in short sales against-the-box.

8.  Money Market Instruments: Large Denominations—Certain money market instruments are available only in relatively large denominations, and others may carry higher yields if purchased in relatively large denominations. For example, yields on certificates of deposit for $1,000,000 or more could be higher than yields on certificates of deposit for less than $1,000,000. Also, it is believed that an institutional purchaser of money market instruments who can invest relatively large sums on a regular basis may have investment opportunities not available to those who invest smaller sums less frequently. Certain of the investment restrictions of the Funds, and in particular MML Money Market, limit the percentage of assets which may be invested in certain industries or in securities of any issuer. Accordingly, while MML Money Market has relatively small net assets and net cash flow from sales and redemptions of shares, it may be unable to invest in money market instruments paying the highest yield available at a particular time.

9.  MML Money Market Investments—For so long as MML Money Market values its portfolio instruments on the basis of amortized cost (see “Purchase, Redemptions and Pricing of Securities Being Offered”), its investments are subject to portfolio maturity, portfolio quality and portfolio diversification requirements imposed by Rule 2a-7 under the 1940 Act. MML Money Market must maintain a dollar-weighted average portfolio maturity of 90 days or less, generally must purchase instruments having remaining maturities of thirteen months (397 days) or less, and must invest only in United States dollar-denominated securities determined to be of high quality with minimal credit risks.

MML Money Market’s non-fundamental investment policy is that, at the time it acquires a security, it will invest 100% of its net assets in First Tier Securities, but it retains the right to invest no more than 5% of its net assets in Second Tier Securities. A security qualifies as a First Tier Security if (a) two nationally recognized statistical rating organizations (“NRSROs”) have both given it their highest ratings, even if other NRSROs have rated it lower, or (b) one NRSRO has given it the highest rating, if the security has been rated by one NRSRO. In addition to Standard & Poor’s Ratings Group (“S&P”) and Moody’s Investors Service, Inc., (“Moody’s”) other NRSROs include: Duff & Phelps, Inc., Fitch Investors, Inc., IBCA Limited and IBCA, Inc. A Second Tier Security is one that is rated in the second highest rating category by one or more NRSROs. In certain circumstances, unrated securities may qualify as First or Second Tier Securities if the Fund’s investment sub-adviser determines that such securities are of comparable quality to First or Second Tier Securities. A rating or determination of comparable quality is no guarantee that a portfolio instrument will not decline in creditworthiness and/or value.

MML Money Market’s investment in certificates of deposit and bankers’ acceptances will be limited to obligations of banks having deposits of at least $1,000,000,000 as of their most recently published financial statements. The obligations of U.S. banks in which MML Money Market may invest include Eurodollar obligations of their foreign branches. In the case of foreign banks, the $1,000,000,000 deposit requirement will be computed using exchange rates in effect at the time of their most recently published financial statements.

Obligations of foreign issuers, including foreign branches of U.S. banks, will not be acquired if MML Money Market’s investment in such obligations would exceed in the aggregate 25% of its net assets. Foreign branches of U.S. banks and foreign banks may provide less public information and may not be subject to the same accounting, auditing and financial record-keeping standards as domestic banks.

The high quality debt instruments in which MML Money Market invests may not offer as high a yield as may be achieved from lower quality instruments having less safety. While MML Money Market invests exclusively in First and Second Tier Securities, an investment in MML Money Market is not without risk. If MML Money Market disposes of an obligation prior to maturity, it may realize a loss or gain. An increase in interest rates will generally reduce the value of portfolio investments. In addition, investments are subject to the ability of the issuer to make payment at maturity. MML Money Market will reassess whether a particular security presents minimal credit risks in certain circumstances. For example, if a security ceases to be a Second Tier Security, MML Money Market would dispose of any such security as soon as practicable.

At present, obligations of United States agencies or instrumentalities which the Fund’s investment sub-adviser intends to purchase for the portfolio of MML Money Market include principally obligations of the

Government National Mortgage Association (which are backed by the full faith and credit of the United States) and obligations of the Federal National Mortgage Association, the Federal Farm Credit Banks and the Federal Home Loan Banks (which may be backed only by the credit of the issuer itself).

10.  Other Short-Term Investments—MML Large Cap Value, MML Inflation-Protected Bond, MML Equity Index, MML Enhanced Index Core Equity, MML Growth Equity, MML OTC 100, MML Small Cap Equity, MML Emerging Growth, MML Small Company Opportunities and MML Small Cap Growth Equity may invest, without restriction or limitation (except as specifically described below), in the following types of money market instruments:

U.S. Government Securities—Some U.S. Government Securities, which are securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. Treasury securities that differ in their interest rates, maturities and times of issuance, are backed by the full faith and credit of the U.S. Government. Other U.S. Government securities are secured by the right of the issuer to borrow from the U.S. Treasury. Other U.S. Government securities are supported by discretionary authority of the U.S. Government to purchase certain obligations from the agency or instrumentality. Other U.S. Government securities are supported only by the credit of the issuing agent or instrumentality. These securities bear fixed, floating or variable rates of interest. There can be no assurance that the U.S. Government will pay interest and principal on securities on which it is not legally obligated to do so.

Bank Obligations—The Funds may purchase certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks and domestic and foreign branches of foreign banks, the Funds may be subject to additional investment risks that are different in some respect from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specific period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

Bankers acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instruments upon maturity. Other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

Commercial Paper—Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Funds will consist only of direct obligations which, at the time of their purchase, are (a) rated at least Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”) or A-1 by Standard & Poor’s Ratings Group (“S&P”), a division of The McGraw-Hill Companies, Inc., (b) issued by companies having an outstanding unsecured debt issue currently rated at least Aa by Moody’s or at least AA- by S&P, or (c) if unrated, determined by the investment sub-adviser to be of comparable quality to those rated obligations which may be purchased by the Fund.

MML Small Cap Equity will limit its investments in certificates of deposit and bankers’ acceptances to U.S. dollar-denominated obligations of U.S. banks and savings and loan associations, London branches of U.S. banks (“Eurodollar Obligations”) and U.S. branches of foreign banks (“Yankeedollar Obligations”). In the case of foreign banks, the $1 billion deposit requirement will be computed using exchange rates in effect at the time of the banks’ most recently published financial statements. Eurodollar Obligations and Yankeedollar Obligations will not be acquired if, as a result, more than 25% of the Fund’s net assets would be invested in such obligations. Obligations of foreign banks and of foreign branches of U.S. banks may be affected by foreign governmental action, including imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium or restriction on payments of principal or interest. Foreign banks and foreign branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing and financial recordkeeping standards as domestic banks.

11.  Mortgage-Backed Securities and CMOs—The Funds may invest in mortgage-backed securities and collateralized mortgage obligations (“CMOs”). These securities represent participation interests in pools of residential mortgage loans made by lenders such as banks and savings and loan associations. The pools are assembled for sale to investors (such as the Funds) by government agencies and private issuers, which issue or guarantee the securities relating to the pool. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed securities in which a Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of the Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself (e.g., private issuer securities). Those guarantees do not extend to the value or yield of the mortgage-backed securities themselves or to the NAV of a Fund’s shares. These issuers may also issue derivative mortgage backed securities such as CMOs.

The expected yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates and decrease during periods of rising interest rates. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent of the value of other debt securities, because of the prepayment feature of pass-through securities. A Fund’s reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than bonds of similar maturity at maintaining yields during periods of declining interest rates. A Fund may purchase mortgage-backed securities at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

12.  Asset-Backed Securities—These securities are issued by trusts and special purpose entities. They are backed by pools of assets, such as automobile and credit-card receivables and home equity loans. Payments on the underlying obligations are passed through to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset- backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment.

The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Funds would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments that shorten the weighted average life of asset-backed securities and may lower their return, similar to prepayments of a pool of mortgage loans underlying mortgage-backed securities described above. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

13.  Lower Quality Debt Instruments and Preferred Stock—MML Managed Bond, MML Inflation-Protected Bond, MML Blend, MML Large Cap Value, MML Growth Equity, MML OTC 100, MML Small Cap Growth Equity and MML Emerging Growth may invest in debt instruments and preferred stock not rated in the top four rating categories by S&P or Moody’s. MML Managed Bond and MML Blend may each invest not more than 10% of its respective total assets in such investments. MML Inflation-Protected Bond may, but does not intend to, invest up to 20% of its total assets in such debt instruments. Lower quality debt instruments, which are also known as “junk bonds,” involve greater volatility of price and yield, and greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition which would affect the ability of the issuer to make payments of principal and interest. The market price for lower quality securities generally responds to short-term corporate and market developments to a greater extent than higher-rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of lower quality securities to meet its ongoing debt obligations. Because of the relatively high risks associated with investments in lower quality securities, an investor should carefully consider the manner in which the Funds seek to achieve their respective investment objectives and such investor’s ability to assume these risks before investing in the Funds.

14.  Exchange Traded Funds (ETFs)—These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

15.  Investment Basket—The Board of Trustees of MML Trust, notwithstanding any of the investment restrictions set forth in this SAI or those set forth in the Prospectus, except those imposed as a matter of law, may authorize one or more Funds to invest in any security or investment related instrument, or to engage in investment related transactions or practices, such as newly developed debt instruments or hedging programs. The Board must determine that to do so is consistent with the Fund’s investment objectives and policies and has adopted reasonable guidelines for use by the Fund’s investment sub-adviser. Moreover, at the time of making such an investment or entering into such transaction, such investments or instruments cannot account for more than 10% of the Fund’s total assets.

16.  Other Income-Producing Securities

Other types of income-producing securities that the Funds (other than MML Money Market) may purchase include, but are not limited to, the following, although the investment sub-adviser for MML Managed Bond and the Bond Segment of MML Blend will not purchase securities which require interest rate anticipation techniques:

•

Variable and floating rate obligations.    These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

In order to most effectively use these investments, a Fund’s sub-adviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the sub-adviser incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

•	Standby commitments. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer or bank to repurchase a security held by the Fund at a specified price.

•	Tender option bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party, such as a broker, dealer or bank, to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

•	Inverse floaters. These are debt instruments whose interest bears an inverse relationship to the interest rate on another security. It is expected that no Fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or the net asset value of its shares could decline by the use of inverse floaters.

•	Strip bonds. Strip bonds are debt securities that are stripped of their interest, usually by a financial intermediary, after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturities.

Standby commitments, tender option bonds and instruments with demand features are primarily used by the Funds for the purpose of increasing the liquidity of a Fund’s portfolio.

17.  Stock Index Futures—A stock index future obligates a Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day. MML Equity, MML Enhanced Index Core Equity, MML Equity Index, the Equity Segment of MML Blend and MML OTC 100 purchase and sell futures contracts on the relevant stock index for which it can obtain the best price with consideration also given to liquidity.

Using futures in anticipation of market transactions involves certain risks. Although each of these Funds intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. In addition, the price of stock index futures may not correlate perfectly with the movement in the stock index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the stock index and movements in the price of stock index futures, the use of stock index futures may not result in a successful hedging transaction.

In connection with their futures transactions, MML Equity, MML Enhanced Index Core Equity, MML Equity Index, the Equity Segment of MML Blend and MML OTC 100 may be required to establish and maintain at the custodian bank or a registered futures commission merchant a segregated account consisting of cash or high quality money market instruments in an amount equal to the market value of the underlying commodity less any amount deposited as margin.

18.  Trading Activity—It is the policy of MML Equity not to invest for the purpose of exercising management or control. It is also the policy of MML Equity not to engage in arbitrage activities. In seeking a high rate of return from interest income and capital appreciation as well as in seeking to preserve capital values, Babson intends to engage in the active management of MML Managed Bond’s portfolio. MML Money Market will make portfolio investments primarily in anticipation of or in response to changing economic and money market conditions and trends. Trading activity is expected to be relatively low. However, it is anticipated from time to time that MML Money Market will take advantage of temporary disparities in the yield relationships among the different segments of the money market or among particular instruments within the same segment of the market to make purchases and sales when management deems that such transactions will improve the yield or the quality of the portfolio.

The investment Sub-Advisers intend to use trading as a means of managing the portfolio of MML Inflation-Protected Bond, MML Blend, MML Managed Bond, MML Large Cap Value, MML Equity Index, MML Enhanced Index Core Equity, MML OTC 100, MML Growth Equity, MML Emerging Growth, MML Small Company Opportunities and MML Small Cap Growth Equity in seeking to achieve their investment objectives. Portfolio trading involves transaction costs, but will be engaged in when a Fund’s investment sub-adviser believes the result of the trading, net of transaction costs, will benefit the Funds.

19.  Dollar Roll Transactions—To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, MML Inflation-Protected Bond, MML Blend, MML Growth Equity, MML Enhanced Index Core Equity, MML Large Cap Value, MML Small Cap Equity, MML Emerging Growth and MML Small Cap Growth Equity may engage in dollar roll transactions. A dollar roll transaction involves a sale by the Fund of a GNMA certificate or other mortgage-backed securities to a financial institution, such as a bank or a broker-dealer, concurrent with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive the interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund. The Fund is compensated for agreeing to repurchase the security by the difference between the current sales price and the price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may be renewed over a period of several months with a different repurchaser and repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the Fund may enter into a dollar roll transaction involving a security not then in the Fund’s portfolio so long as the transaction is preceded by a firm commitment agreement pursuant to which the Fund has agreed to buy the securities on a future date.

Each Fund will not use such transactions for leveraging purposes and, accordingly, will segregate cash or other liquid securities in an amount sufficient to meet its obligations under the roll transactions. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. For example, if the counterparty were to become insolvent, the Fund’s right to purchase from the counterparty may be restricted. Additionally, the market value of the securities sold by the Fund may decline below the repurchase price of those securities to be purchased.

III.    INVESTMENT RESTRICTIONS

The following is a description of certain fundamental restrictions on investments of the Funds (in addition to those described in the Prospectus) which may not be changed without a vote of a majority of the outstanding shares of the applicable Fund.

    MML Equity, MML Money Market, MML Managed Bond and MML Blend will not:

1.  Make an investment in the securities of any issuer if such investment when made would cause more than 5% of the value of the total assets of the Fund to be invested in such securities (other than U.S. Government securities), or, in the case of MML Equity, would cause more than 10% of the outstanding securities of any class of such issuer to be held by MML Equity;

2.  Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, and except that each of MML Equity, MML Money Market, MML Managed Bond and MML Blend may deposit and maintain funds with its custodian or brokers as margin in connection with its use of financial futures contracts (see “Investment Practices of the Funds and Related Risks—Derivatives”);

3.  Purchase commodities or commodity contracts, except to the extent that each of MML Equity, MML Money Market, MML Managed Bond and MML Blend may enter into financial futures contracts (see the Prospectus and “Investment Practices of the Funds and Related Risks—Derivatives”);

4.  Purchase the securities of companies which (including predecessors) are less than three years old, if such purchase would cause more than 5% of the value of the total assets of the Fund to be invested in such companies;

5.  Hold more than 10% of the voting securities of any one company;

6.  Purchase or hold the securities of any company, if to the knowledge of the Board of Trustees of MML Trust, persons who are officers or directors of MassMutual or officers or Trustees of MML Trust, and who individually own more than  1/2 of 1% of the securities of that company, together own more than 5% of such securities;

7.  Make short sales of securities;

8.  Write, purchase or sell puts, calls or combinations thereof, except each of MML Equity, MML Money Market, MML Managed Bond and MML Blend may write call options on the securities in its portfolio and enter into closing purchase transactions with respect thereto (see “Investment Practices of the Funds and Related Risks—Derivatives—Call and Put Options”);

9.  Make loans to any officer, Trustee or employee of the Trust or to any officer, director or employee of MassMutual, or to MassMutual;

10.  Purchase or sell real estate or interests in real estate, although it may purchase and sell marketable securities secured by, or of companies investing or dealing in, real estate;

11.  Invest in securities of other investment companies, except (A) as part of a merger, consolidation or other corporate acquisition, or (B) by purchases in the open market at no more than customary brokers’ commissions, as a result of which not more than 5% of the value of the total assets of the Fund would be so invested and no more than 3% of the total outstanding voting stock of any one investment company would be held;

12.  Participate in the underwriting of securities, except to the extent that each Fund may be deemed an underwriter under federal securities laws by reason of acquisitions or distributions of portfolio securities (e.g., investments in restricted securities and instruments subject to such limits as imposed by the Board and/or law);

13.  Make loans, except (i) through the acquisition of bonds, debentures, notes or other evidences of indebtedness in which the Fund is authorized to invest, (ii) in the case of MML Money Market, MML

Managed Bond and MML Blend, through repurchase agreements (repurchase agreements of each such Fund maturing in more than seven days not to exceed 10% of the value of the total assets of such Fund), (iii) in the case of MML Managed Bond, through the lending of portfolio securities with respect to not more than 10% of the total assets of the fund taken at current value, and (iv) in the case of MML Equity and MML Blend, through the lending of portfolio securities with respect to not more than 33% of the total assets of the Fund taken at current value. (The present intention is that securities loans would be made to broker-dealers only pursuant to agreements requiring that the loans be continuously secured by collateral in cash or U.S. Government securities at least equal at all times to the market value of the securities lent. The borrower pays the Fund an amount equal to any interest or dividends on the securities lent. The Fund also receives a portion of the interest on the securities purchased with the cash collateral (high-grade interest-bearing short-term obligations), or a fee from the borrower. Although voting rights, or rights to consent, with respect to the securities lent pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order to vote the securities on a material event affecting the investment. Such loans may also be called in order to sell the securities involved);

14.  Issue senior securities, except to evidence permitted borrowings;

15.  Pledge or mortgage assets at market to an extent greater than 15% of the total assets of the Fund taken at cost;

16.  Borrow money, except from banks as a temporary measure for extraordinary or emergency purposes (but not for the purpose of making investments), and except to the extent that each Fund engages in financial futures transactions and in reverse repurchase agreements, provided (a) that the aggregate amount of all such borrowings at the time of borrowing does not exceed 10% of the total assets of the Fund taken at cost, and (b) that immediately after the borrowing, and at all times thereafter, there will be an asset coverage of at least 300% for all of the Fund’s borrowings (including all obligations under financial futures contracts on debt obligations; or

17.  Concentrate its investments in any one industry, as determined by the Board of Trustees, and in this connection it will not acquire securities of companies in any one industry if, immediately after giving effect to any such acquisition, more than 25% of the value of the total assets of the Fund would be invested in such industry, with the following exceptions:

(a)  In the case of MML Money Market there is no limitation in respect of certificates of deposit and bankers’ acceptances.

(b)  MML Money Market, MML Managed Bond and the Bond Segment of MML Blend each may invest up to 40% of the value of their respective total assets in each of the electric utility and telephone industries. However, it currently is MassMutual’s intent not to invest more than 25% of any one of these Fund’s total assets in either the electric utility or telephone industries.

    MML Equity Index Fund, MML OTC 100 Fund and MML Small Company Opportunities Fund

The following is a description of certain restrictions on investments of MML Equity Index, MML OTC 100 and MML Small Company Opportunities which may not be changed without a vote of a majority of the outstanding shares of a Fund. Each of these Funds will not:

1.  Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, and except that the Fund may deposit and maintain funds with its custodian or brokers as margin in connection with its use of financial futures contracts;

2.  Purchase commodities or commodity contracts, except to the extent that the Fund may enter into futures contracts, as described in the Prospectus and this Statement of Additional Information;

3.  Borrow money or pledge, mortgage or hypothecate its assets, except (i) in connection with entering into futures contracts and (ii) temporary or emergency purposes, in an amount up to 5% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. Collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of the Fund’s asset;

4.  Act as an underwriter of securities of other issuers or purchase securities subject to restrictions on disposition under the Securities Act of 1933, as amended (so-called “restricted securities”). The Fund may not enter into repurchase agreements providing for settlement in more than seven days or purchase securities which are not readily marketable, if, in the aggregate, more than 10% of the value of the Fund’s net assets would be so invested. The Fund will not enter into time deposits maturing in more than seven days and time deposits maturing from two business through seven calendar days will not exceed 10% of the Fund’s total assets;

5.  Write, purchase or sell puts, calls or combinations thereof;

6.  Make loans to any officer, Trustee or employee of MML Trust or to any officer, director or employee of MassMutual, or to MassMutual;

7.  Purchase or sell real estate or interests in real estate, although the Fund may purchase and sell marketable securities secured by, or of companies investing or dealing in, real estate;

8.  Purchase securities of investment companies except as permitted under the Investment Company Act of 1940, as amended (the “1940 Act”);

9.  Invest more than 25% of its assets in investments in any particular industry or industries (including banking), except to the extent the Index also is so concentrated;

10.  Make loans, except through the acquisition of bonds, debentures, notes, commercial paper, bankers’ acceptances or other evidences of indebtedness in which the Fund is authorized to invest. However, the Fund may lend portfolio securities with respect to not more than 33% of the total assets of the Fund taken at current value; or

11.  Issue senior securities, except to evidence borrowings permitted by investment restriction (3) described above.

In addition to the investment restrictions adopted as fundamental policies set forth above, the Funds operate with certain non-fundamental policies which may be changed by vote of a majority of the Board members at any time. The Funds may not sell securities short, but reserve the right to sell securities short against the box. If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

MML Inflation-Protected Bond Fund, MML Enhanced Index Core Equity Fund, MML Large Cap Value Fund, MML Small Cap Equity Fund, MML Growth Equity Fund, MML Emerging Growth Fund and MML Small Cap Growth Equity Fund

Investment restrictions that appear below or elsewhere in this Statement of Additional Information and in the Prospectus which involve a maximum percentage of securities or assets shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, MML Inflation-Protected Bond, MML Enhanced Index Core Equity, MML Large Cap Value, MML Small Cap Equity, MML Growth Equity, MML Emerging Growth and MML Small Cap Growth Equity. The following is a description of certain restrictions on investments of MML Enhanced Index Core Equity, MML Large Cap Value, MML Small Cap Equity, MML Growth Equity, MML Emerging Growth and MML Small Cap Growth Equity. Each of these Funds will not:

1.  Purchase any security (other than U.S. Treasury securities or U.S. Government securities) if as a result, with respect to 75% of the Fund’s assets, more than 5% of the value of the total assets (determined at the time of investment) of the Fund would be invested in the securities of a single issuer.

2.  Borrow money, except from banks for temporary or emergency purposes not in excess of one-third of the value of the Fund’s assets, except that the Fund may enter into reverse repurchase agreements or roll transactions. For purposes of calculating this limitation, entering into portfolio lending arrangements shall not be deemed to constitute borrowing money. The Fund would not make any additional investments while its borrowings exceeded 5% of its assets.

3.  Issue senior securities (as defined in the 1940 Act) except for securities representing indebtedness not prevented by paragraph (2) above.

4.  Make short sales, except for sales “against-the-box.”

5.  Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws.

6.  Invest in oil, gas or other mineral leases, rights, royalty contracts or exploration or development programs, real estate or real estate mortgage loans. This restriction does not prevent the Fund from purchasing readily marketable securities secured or issued by companies investing or dealing in real estate and by companies that are not principally engaged in the business of buying and selling such leases, rights, contracts or programs.

7.  Purchase physical commodities or commodity contracts (except futures contracts, including but not limited to contracts for the future delivery of securities and futures contracts based on securities indices).

8.  Make loans other than by investing in obligations in which the Fund may invest consistent with its investment objective and policies and other than repurchase agreements and loans of portfolio securities.

9.  Pledge, mortgage or hypothecate assets taken at market to an extent greater than 15% of the total assets of the Fund except in connection with permitted transactions in options, futures contracts and options on futures contract, reverse repurchase agreements and securities lending.

10.  Purchase any security (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities) if, as a result, with respect to 75% of the Fund’s assets, the Fund would hold more than 10% of the outstanding voting securities of an issuer.

Notwithstanding any fundamental investment restriction set forth above or in the Prospectus, MML Inflation-Protected Bond, MML Enhanced Index Core Equity, MML Large Cap Value, MML Small Cap Equity, MML Growth Equity, MML Emerging Growth and MML Small Cap Growth Equity may each (1) engage in hedging transactions, techniques and practices using forward contracts and similar instruments, to the extent and in a manner permitted by law; and (2) invest in any security or investment-related instrument, or engage in any investment-related transaction or practice, provided that the Board of Trustees has determined that to do so is consistent with the investment objective and policies of that Fund and has adopted reasonable guidelines for use by that Fund’s investment sub-adviser, and provided further that at the time of entering into such investment or transaction, such investments or instruments account for no more than 10% of that Fund’s total assets.

In addition to the fundamental investment restrictions of MML Inflation-Protected Bond, MML Enhanced Index Core Equity, MML Large Cap Value, MML Small Cap Equity, MML Growth Equity, MML Emerging Growth and MML Small Cap Growth Equity described above and those contained in the Prospectus, the Trustees of MML Trust have voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of these Funds. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders. In accordance with such policies and guidelines, MML Inflation-Protected Bond, MML Enhanced Index Core Equity, MML Large Cap Value, MML Small Cap Equity, MML Growth Equity, MML Emerging Growth and MML Small Cap Growth Equity may not:

1.  Invest for the purpose of exercising control over, or management of, any company.

2.  Invest in securities of other open-end investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition or except shares of money market funds advised by the investment sub-advisers or affiliates thereof. It is expected that the Fund would purchase shares of such money market funds only if arrangements are made to eliminate duplicate advisory and distribution fees.

IV.    MANAGEMENT OF MML TRUST

MML Trust has a Board of Trustees, a majority of which must not be “interested persons,” as defined in the 1940 Act, of MML Trust. The Board of Trustees of MML Trust is generally responsible for management of the business and affairs of MML Trust. The Trustees formulate the general policies of MML Trust and the Funds, approve contracts and authorize MML Trust officers to carry out the decisions of the Board. As Adviser and Sub-Advisers to the Funds, respectively, Mass Mutual, Babson, MFS, Wellington Management, Waddell & Reed, Davis, RS, Northern Trust and Alliance Capital may be considered part of the management of the Trust. The Trustees and principal officers of MML Trust are listed below together with information on their age, address, positions with MML Trust, principal occupations during the past five years and other principal business affiliations.

Disinterested Trustees

Ronald J. Abdow 1295 State Street Springfield, MA 01111 Age: 72 Trustee since 1993 Trustee of 46 portfolios in fund complex	Trustee of MML Trust

President, Abdow Corporation (operator of restaurants); Trustee, Abdow G&R Trust and Abdow G&R Co. (owners and operators of restaurant properties); Partner, Abdow Partnership, Abdow Auburn Associates, and Abdow Hazard Associates (owners and operators of restaurant properties); Chairman, Western Mass Development Corp.; Chairman, American International College; Trustee (since 2002), Oppenheimer Tremont Market Neutral Fund LLC, Oppenheimer Tremont Opportunity Fund LLC, Oppenheimer Real Estate Fund; Trustee (since 1994), MassMutual Institutional Funds (open-end investment company).

Richard H. Ayers 1295 State Street Springfield, MA 01111 Age: 61 Trustee since 1999 Trustee of 46 portfolios in fund complex	Trustee of MML Trust

Retired; former adviser to Chairman (1997), Chairman and Chief Executive Officer (1989-1996) and Director (1985-1996), The Stanley Works (manufacturer of tools, hardware and specialty hardware products); Director, Applera Corporation; Director (since 2002), Instron Corporation; Trustee (since 1996), MassMutual Institutional Funds (open-end investment company).

Allan W. Blair 1295 State Street Springfield, MA 01111 Age: 55 Trustee since 2003 Trustee of 46 portfolios in fund complex	Trustee of MML Trust

President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (since 1993), Westmass Area Development Corporation; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation; Director (since 2001), Future Works, Inc.; Trustee (since 2003), MassMutual Institutional Funds (open-end investment company).

Mary E. Boland 1295 State Street Springfield, MA 01111 Age: 64 Trustee since 1973 Trustee of 46 portfolios in fund complex	Trustee of MML Trust

Attorney-at-Law (since 2004); Attorney-at-Law (1965-2004), Egan, Flanagan and Cohen, P.C. (law firm), Springfield, MA; Director (1995-1999), Trustee (until 1995), SIS Bank (formerly, Springfield Institution for Savings); Director (since 1999), BankNorth, Massachusetts; Director (since 1999), Massachusetts Educational Financing Authority; Trustee (since 1994), MassMutual Institutional Funds (open-end investment company).

Richard W. Greene 1295 State Street Springfield, MA 01111 Age: 68 Trustee since 1999 Trustee of 46 portfolios in fund complex	Trustee of MML Trust

Retired, Vice President for Investments and Treasurer (1998-2000), Executive Vice President and Treasurer (1986-1998), University of Rochester (private university); Trustee (since 1996), MassMutual Institutional Funds (open-end investment company).

Beverly L. Hamilton 1295 State Street Springfield, MA 01111 Age: 57 Trustee since 1999 Trustee of 46 portfolios in fund complex	Trustee of MML Trust

President, ARCO Investment Management Co. (1991-2000); Director (since 1991), American Funds Emerging Markets Growth Fund (open-interval mutual fund); Trustee (since 2000), Monterey Institute for International Studies; Trustee (since 2001), The California Endowment; Trustee (since 2002), Community Hospital of the Monterey Peninsula; Trustee (since 2002), Board II Oppenheimer Funds; Investment Advisory Committees of Rockefeller Foundation, CFSB Sprout and University of Michigan endowment; Trustee (since 1996), MassMutual Institutional Funds (open-end investment company).

R. Alan Hunter, Jr. 1295 State Street Springfield, MA 01111 Age: 57 Trustee since 2003 Trustee of 46 portfolios in fund complex	Trustee of MML Trust

Retired; President and Chief Operating Officer (1993-1997), The Stanley Works (manufacturer of tools, hardware and specialty hardware products); Trustee (since 2003), MassMutual Institutional Funds (open-end investment company).

F. William Marshall, Jr. 1295 State Street Springfield, MA 01111 Age: 62 Trustee since 1996 Trustee of 46 portfolios in fund complex	Trustee of MML Trust

Consultant (since 1999); Chairman (1999), Family Bank, F.S.B. (formerly SIS Bank); Executive Vice President (1999), Peoples Heritage Financial Group; President, Chief Executive Officer and Director (1993-1999), SIS Bancorp, Inc and SIS Bank (formerly, Springfield Institution for Savings); Trustee (since 2000), Board II Oppenheimer Funds; Trustee (since 1996), MassMutual Institutional Funds (open-end investment company).

Interested Trustees*

Stuart H. Reese 1295 State Street Springfield, MA 01111 Age: 49 Trustee since 1999 Trustee of 46 portfolios in fund complex	Chairman and Trustee of MML Trust

Executive Vice President and Chief Investment Officer (since 1999), Chief Executive Director (1997-1999), Senior Vice President (1993-1997), MassMutual; Chairman and Chief Executive Officer (since 2001), President and Chief Executive Officer (1999-2001), David L. Babson & Company Inc. (investment adviser); Chairman

*	Trustee who is an “interested person” of MML Trust within the definition set forth in Section 2(a)(19) of the 1940 Act. Such Trustees are “interested” due to their employment with MassMutual.

(since 1999), President (1995-1999), Executive Vice President (1993-1995), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Director (since 1999), Merrill Lynch Derivative Products; Chairman (since 1999), Director (since 1996), Antares Capital Corporation (finance company); Director (since 1996), HYP Management Inc. (managing member of MassMutual High Yield Partners LLC), and MMHC Investment Inc. (investor in funds sponsored by MassMutual); Director (since 1994), MassMutual Corporate Value Partners Limited (investor in debt and equity securities) and MassMutual Corporate Value Limited (parent of MassMutual Corporate Value Partners Limited); President (since 1997), MassMutual/Darby CBO IM Inc. (manager of MassMutual/Darby CBO LLC, a high yield bond fund); Advisory Board Member (since 1995), Kirtland Capital Partners; Chairman and Trustee (since 1999), MassMutual Institutional Funds (open-end investment company).

Frederick C. Castellani 1295 State Street Springfield, MA 01111 Age: 57 Trustee since 2001 Trustee of 46 portfolios in fund complex	Trustee and President of MML Trust

Executive Vice President (since 2001), Senior Vice President (1996-2001), MassMutual; Senior Vice President (1993-1996), CIGNA (Investment and Retirement Services); Trustee and President (since 2001), Vice President (1999-2001), MassMutual Institutional Funds (open-end investment company).

Robert E. Joyal 1295 State Street Springfield, MA 01111 Age: 59 Trustee since 2003 Trustee of 46 portfolios in fund complex	Trustee of MML Trust

Retired; President (2001-2003), Managing Director (2000-2001) and Executive Director (1999-2000), David L. Babson & Company Inc.; Executive Director (1997-1999), Massachusetts Mutual Life Insurance Company; Trustee (since 2003), President (1999-2003), MassMutual Corporate Investors (closed-end investment company); Director (since 1996), Antares Capital Corporation (bank loan syndication); Director (since 1996), First Israel Mezzanine Investors Ltd. (general partner and manager of The Israel Mezzanine Fund, L.P.); Director (since 2003), Pemco Aviation Group, Inc.; Trustee (since 2003), President (1999-2003), MassMutual Participation Investors (closed-end investment company); Trustee (since 2003), MassMutual Institutional Funds (open-end investment company).

Principal Officers

James S. Collins 1295 State Street Springfield, MA 01111 Age: 46	Chief Financial Officer and Treasurer of MML Trust

Vice President (since 1999), Second Vice President (since 1990), MassMutual; Chief Financial Officer and Treasurer (since 2000), MassMutual Institutional Funds (open-end investment company).

David W. O’Leary 1295 State Street Springfield, MA 01111 Age: 43	Vice President of MML Trust

Senior Vice President (since 2001), MassMutual; Senior Vice President (1999-2001), Vice President (1996-1999), Aetna Financial Services.

Toby Slodden 1295 State Street Springfield, MA 01111 Age: 47 Officer since 2003 Officer of 46 portfolios in fund complex	Vice President of MML Trust

Executive Vice President (since 2003), Senior Vice President (1999-2003), Vice President (1997-1999), MassMutual; Director (since 2000), Cornerstone Real Estate Advisers, Inc.; Vice President (since 2003), MassMutual Institutional Funds (open-end investment company).

Vernon J. Meyer 1295 State Street Springfield, MA 01111 Age: 39	Vice President of MML Trust

Vice President (since 1998), Second Vice President (1995-1998), Assistant Vice President (1994-1995), MassMutual; Vice President (since 1999), MassMutual Institutional Funds (open-end investment company).

Thomas M. Kinzler 1295 State Street Springfield, MA 01111 Age: 48	Vice President and Secretary of MML Trust

Vice President and Associate General Counsel (since 1999), Second Vice President and Associate General Counsel (1996-1999), Assistant Vice President and Counsel (1995-1996), Counsel (1989-1995), MassMutual; Vice President and Secretary (since 1999), MassMutual Institutional Funds (open-end investment company).

The Trustees and officers of MML Trust named above, as a group, did not own shares of any series of MML Trust.

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his successor or until he dies, resigns or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust than an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee as of the first board meeting following the date on which the Trustee attains the age of seventy-two years.

MML Trust’s Declaration of Trust provides that MML Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with MML Trust, except if it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of MML Trust or that such indemnification would relieve any Trustee or officer of any liability to MML Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

The Board of Trustees had four regularly scheduled meetings in 2003.

The Trust has an Audit Committee, consisting of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. The Audit Committee, whose members are Messrs. Ayers and Greene and Ms. Boland, makes recommendations to the Trustees as to the engagement or discharge of the Trust’s independent auditors, supervises investigations into matters relating to audit functions, reviews with the Trust’s independent auditors the results of the audit engagement, and considers the audit fees. In 2003, the Audit Committee met twice.

The Trust has a Nominating and Board Affairs Committee, consisting of each Trustee who is not an “interested person” of the Trust. There are no regular meetings of the Nominating and Board Affairs Committee but rather meetings are held as appropriate. The Nominating and Board Affairs Committee met three times during 2003. The Nominating and Board Affairs Committee evaluates the qualifications of Trustee candidates and nominates candidates to the full Board of Trustees. The Nominating Committee will consider nominees for the position of Trustee recommended by shareholders. Recommendations should be submitted to the Nominating Committee in care of the Secretary of the Trust at 1295 State Street, Springfield, MA 01111. The Nominating and Board Affairs Committee also reviews on a periodic basis the governance structures and procedures of the Funds and reviews proposed resolutions of conflicts of interest that may arise in the business of the Trust and which may have an impact on the shareholders of the Trust. The Nominating and Board Affairs Committee may, from time to time, review the compensation of the Trust’s independent trustees.

The Trust has a Contract Committee, consisting of each Trustee who is not an “interested person” of the Trust. The Contract Committee met once during 2003. The Contract Committee performs the specific tasks assigned to independent trustees by the 1940 Act, including the periodic consideration of the Trust’s investment management agreements and sub-advisory agreements.

The Trust has an Investment Pricing Committee, consisting of the Chairman, President, Treasurer, Assistant Treasurer and Vice Presidents of the Trust and Mr. Joyal. The Investment Pricing Committee determines whether market quotations are readily available for securities held by each series of the Trust, determines the fair value of securities held by each series of the Trust for which market quotations are not readily available, and determines the fair value of assets of each series of the Trust which are not held in the form of securities. There are no regular meetings of the Investment Pricing Committee but rather meetings are held as appropriate.

The Trust, on behalf of each Fund, pays each of its Trustees who is not an officer or employee of MassMutual a fee of $3,000 per quarter plus $2,500 per meeting attended in-person or $1,000 per meeting attended by telephone. Such Trustees who serve on the Audit Committee of the Trust are paid an additional fee of $1,500 per year. Such Trustees who serve on the Nominating and Board Affairs Committee, the Contract Committee or the Pricing Committee are paid an additional fee of $500 per meeting attended. In addition, the Trust reimburses out-of-pocket business travel expenses to such Trustees. Trustees who are officers or employees of MassMutual receive no fees from the Trust.

The following table discloses actual compensation paid to Trustees of MML Trust during the 2003 fiscal year. MML Trust has no pension or retirement plan, but does have a deferred compensation plan. The plan provides for amounts deferred to be credited a rate of interest set by the Board of Trustees from time to time, currently eight percent (8%). Each of the Trustees also serves as a Trustee of one other registered investment company managed by MassMutual, MassMutual Institutional Funds.

Name/Position	Aggregate Compensation From MML Trust	Deferred Compensation and Interest accrued as part of Fund Expenses	Total Compensation from MML Trust and Fund Complex
Ronald J. Abdow	$24,000		$67,500
Trustee
Richard H. Ayers	$27,000		$54,000
Trustee
Mary E. Boland		$32,807	$66,878
Trustee
David E. A. Carson*	$15,000		$30,000
Trustee
Richard W. Greene	$27,000		$54,000
Trustee
Beverly L. Hamilton		$24,549	$150,542
Trustee
Robert E. Joyal		$11,249	$23,502
Trustee
F. William Marshall, Jr.	$24,000		$149,499
Trustee

*	Resigned as of July 24, 2003

V.    CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

MassMutual, MML Bay State and C.M. Life Insurance Company (“C.M. Life”) were the record owners of all of the outstanding shares of each series of MML Trust as of April 1, 2004 and, therefore, may be deemed to be in control (as that term is defined in the 1940 Act) of each series of MML Trust. However, certain owners of variable life insurance policies and variable annuity contracts that depend upon the investment performance of the Funds have the right to instruct MassMutual, MML Bay State and C.M. Life as to how shares of MML Trust deemed attributable to their contracts shall be voted. MassMutual, MML Bay State and C.M. Life generally are required to vote shares attributable to such contracts but for which no instructions were received, in proportion to those votes for which instructions were received. The address of MassMutual, MML Bay State and C.M. Life is 1295 State Street, Springfield, Massachusetts 01111.

VI.    INVESTMENT MANAGEMENT AND OTHER SERVICES

MassMutual serves as investment adviser to each Fund pursuant to a separate investment management agreement between MassMutual and MML Trust on behalf of each Fund (the “Management Agreements”). Under the Management Agreements, other than for MML Equity Index and MML Managed Bond which are substantially identical, MassMutual is obligated to provide for the management of each Fund’s portfolio of securities to engage in portfolio transactions on behalf of the Funds, subject to such general or specific instructions as may be given by the Board of Trustees of MML Trust, and in accordance with each Fund’s investment objective, policies and restrictions as set forth herein and in the Prospectus, and has the right to select sub-advisers to the Funds pursuant to investment subadvisory agreements (the “Subadvisory Agreements”).

Pursuant to the Management Agreements, MassMutual is paid a quarterly fee at the annual rate, for each of MML Money Market, MML Managed Bond, MML Blend and MML Equity, of .50% of the first $100 million of the average daily net assets of each Fund, .45% of the next $200 million, .40% of the next $200 million and .35% of any excess over $500 million. For the Management Agreement relating to MML Inflation-Protected Bond, MassMutual is paid a quarterly fee at the annual rate of .60% of the first $100 million of the average daily net assets of the Fund, .55% of the next $200 million, .50% of the next $200 million and .45% of any excess over $500 million. For the Management Agreement relating to MML Large Cap Value, MassMutual is paid a quarterly fee at the annual rate of .80% on the first $100 million of the average daily net assets of the Fund, ..75% on the next $400 million and .70% on assets over $500 million. MassMutual is paid a quarterly fee at the annual rate of .10% of the average daily net assets of MML Equity Index. MassMutual is paid a quarterly fee at the annual rate of .55% of the average daily net assets of MML Enhanced Index Core Equity. For the Management Agreement relating to MML Growth Equity, MassMutual is paid a quarterly fee at the annual rate of .80% on the first $300 million of the average daily net assets of the Fund, .77% on the next $300 million, .75% on the next $300 million, .72% on the next $600 million and .65% on assets over $1.5 billion. For the Management Agreement relating to MML OTC 100, MassMutual is paid a quarterly fee at the annual rate of .45% on the first $200 million of the average daily net assets of the Fund, .44% on the next $200 million and .42% on assets over $400 million. MassMutual is paid a quarterly fee at the annual rate of .65% of the first $100 million of the average daily net assets of MML Small Cap Equity, .60% of the next $100 million, .55% of the next $300 million and .50% of any excess over $500 million. MassMutual is paid a quarterly fee at the annual rate of 1.05% of the average daily net assets of MML Small Company Opportunities. For the Management Agreement relating to MML Small Cap Growth Equity, MassMutual is paid a quarterly fee at the annual rate of 1.075% on the first $200 million of the average daily net assets of the Fund, 1.050% on the next $200 million, 1.025% on the next $600 million and 1.000% on assets over $1 billion. For the Management Agreement relating to MML Emerging Growth, MassMutual is paid a quarterly fee at the annual rate of 1.05% on the first $200 million of the average daily net assets of the Fund, 1.00% on the next $200 million and .95% on assets over $400 million.

MassMutual has agreed to bear expenses of each Fund (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% (no waiver is anticipated for MML Equity Index Class I, and .05% for MML Equity Index Class II and Class III) of average daily net asset value through April 30, 2005. This agreement cannot be terminated unilaterally by MassMutual. For the period ended December 31, 2003, MassMutual paid $12,422 for MML Inflation-Protected Bond, $3,243 for MML Large Cap Value, $120,756 for MML Equity Index Class II, $62,249 for MML Equity Index Class III, $16,567 for MML Enhanced Index Core Equity, $68,595 for MML Growth Equity, $49,444 for MML OTC 100, $4,881 for MML Small Company Opportunities, $23,072 for MML Small Cap Growth Equity and $72,606 for MML Emerging Growth.

The Management Agreements except for the management agreement with respect to MML Equity Index also provide that MassMutual will perform all administrative functions relating to the Fund. With respect to each of the other Funds except MML Managed Bond, MML Trust agrees to bear its own expenses, however, MassMutual has agreed to bear the cost of investment advisory services, fund accounting and other administrative expenses, and distribution expenses. The Management Agreement relating to MML Managed Bond provides that MassMutual will perform all administrative functions relating to that Fund and will bear all expenses of that Fund except: (1) taxes and corporate fees payable to government agencies; (2) brokerage commissions and other capital items payable in connection with the purchase or sale of Fund investments; (3) interest on account of any borrowings by the Fund; (4) fees and expenses of Trustees of MML Trust who are not interested persons, as described in the 1940 Act or advisers of the Trust; and (5) fees of the Fund’s independent certified public accountants.

MassMutual provides administrative and shareholder services to MML Equity Index under a separate Administrative and Shareholder Services Agreement pursuant to which MassMutual is obligated to provide all necessary administrative and shareholder services and to bear some Class specific expenses, such as federal and state registration fees, printing and postage. MassMutual may, at its expense, employ others to supply all or any part of the services to be provided to the Fund pursuant to such Administrative and Shareholder Services Agreement. The Trust, on behalf of MML Equity Index, pays MassMutual an administrative services fee monthly at an annual rate, for Class I shares, .30% on the first $100 million of the average daily net assets of the Class I shares, .28% on the next $150 million, and .26% on assets over $250 million; for Class II shares, .19% of the average daily net assets of the Class II shares; and for Class III shares, an amount not to exceed .05% of the average daily net assets of the Class III shares. The Administrative and Shareholder Services Agreement was effective May 1, 2000.

The net asset values of the Funds at December 31, 2003 and the investment management fees each paid during the past three years were:

Fund	Net Assets Dec. 31, 2003	Investment Management Fees
		2003	2002	2001
MML Money Market Fund	$141,621,511	$800,238	$946,445	$942,530
MML Inflation-Protected Bond Fund**	35,435,783	112,458	20,666	N/A
MML Managed Bond Fund	378,990,912	1,798,127	1,542,682	1,206,706
MML Blend Fund	1,085,142,422	4,093,119	4,771,610	6,039,718
MML Equity Fund	1,338,438,078	4,625,623	5,327,932	6,970,178
MML Large Cap Value Fund	57,274,721	341,417	315,206	195,597
MML Equity Index Fund	405,111,679	340,276	324,719	194,087
MML Enhanced Index Core Equity Fund *	16,082,517	66,674	55,458	36,765
MML Growth Equity Fund	21,460,217	147,440	235,483	362,539
MML OTC 100 Fund	12,274,252	33,539	32,871	37,190
MML Small Cap Equity Fund	85,904,071	457,956	410,410	308,881
MML Small Company Opportunities Fund *	43,171,886	318,350	204,131	81,542
MML Small Cap Growth Equity Fund	47,686,901	370,386	390,192	608,745
MML Emerging Growth Fund	10,064,043	68,165	96,426	110,810

*	MML Enhanced Index Core Equity Fund and MML Small Company Opportunities commenced operations on May 1, 2001.
**	MML Inflation-Protected Bond Fund commenced operations on August 30, 2002.

The Management Agreement with each Fund may be terminated by the Board of Trustees of MML Trust, or by vote of a majority of the outstanding shares of such Fund, or by MassMutual. Such termination requires 60 days’ written notice to be given and may be effected without the payment of any penalty. In addition, each such Management Agreement automatically terminates: (1) unless its continuance is specifically approved at least annually by the affirmative vote of a majority of the Board of Trustees of MML Trust, which affirmative vote shall include a majority of the members of the Board who are not interested persons (as defined in the 1940 Act) of MassMutual or of MML Trust, or (2) upon its assignment. Under the terms of each Management Agreement, each Fund recognizes MassMutual’s control of the initials “MML” and each Fund agrees that its right to use these initials is non-exclusive and can be terminated by MassMutual at any time. Each Management Agreement provides that its continuance will be submitted to the shareholders of the Fund in the event the use of the initial “MML” is withdrawn from the Fund by MassMutual.

David L. Babson & Company Inc.

Pursuant to investment sub-advisory agreements between MassMutual and Babson, Babson serves as investment sub-adviser to MML Money Market, MML Inflation-Protected Bond, MML Managed Bond, a portion of MML Equity, MML Enhanced Index Core Equity, MML Small Cap Equity, MML Small Company Opportunities and MML Blend, and provides day-to-day management of these Funds’ investments. Babson is located at One Memorial Drive, Cambridge, Massachusetts 02142 and 1295 State Street, Springfield,

Massachusetts 01111. Babson is a wholly-owned subsidiary of DLB Acquisition corporation, an indirect controlled subsidiary of MassMutual.

MassMutual pays Babson a sub-advisory fee equal to an annual rate of .05% of the average daily net assets of MML Money Market, .08% of the average daily net assets of MML Inflation-Protected Bond, .10% of the average daily net assets of MML Managed Bond and .09% of the average daily net assets of the Money Market and Managed Bond Segments of MML Blend. MassMutual pays Babson a fee equal to an annual rate of .13% of the average daily net asset value of the portion of MML Equity that Babson manages, .13% of the average daily net asset value of the Equity Segment of MML Blend, .25% of the average daily net asset value of MML Small Cap Equity, .25% of the average daily net asset value of MML Enhanced Index Core Equity, and .75% of the average daily net asset value of MML Small Company Opportunities, as of the close of each business day. Additionally, Babson agrees to assume the expenses associated with fund accounting for MML Equity, MML Small Cap Equity, MML Enhanced Index Core Equity, MML Small Company Opportunities and the Equity Segment of MML Blend; Babson has no responsibility for providing such fund accounting services, however.

For the last three fiscal years, MassMutual paid to Babson the following amounts for providing investment sub-advisory services:

Fund	2003	2002	2001
MML Money Market Fund	$83,360	$99,605	$99,170
MML Inflation-Protected Bond Fund**	14,546	2,709	N/A
MML Managed Bond Fund	399,532	335,671	257,046
MML Blend Fund	1,195,218	1,388,479	1,858,485
MML Equity Fund	1,357,693	1,648,268	2,421,781
MML Enhanced Index Core Equity Fund*	29,847	24,785	15,944
MML Small Cap Equity Fund	176,137	157,850	118,800
MML Small Company Opportunities Fund*	204,309	126,864	48,692

*	MML Enhanced Index Core Equity and MML Small Company Opportunities commenced operations on May 1, 2001.
**	MML Inflation-Protected Bond commenced operations on August 30, 2002.

MassMutual’s Sub-Advisory Agreements with Babson will terminate automatically upon their assignment or upon the termination of the respective Management Agreement or by MassMutual upon sixty days’ written notice or by liquidation of a Fund sub-advised by Babson. Babson provides investment sub-advisory services to MassMutual Money Market Fund, MassMutual Short-Duration Bond Fund, MassMutual Inflation-Protected Bond Fund, MassMutual Core Bond Fund, MassMutual Diversified Bond Fund, MassMutual Core Value Equity Fund, MassMutual Small Cap Equity Fund and MassMutual Balanced Fund, all series of MassMutual Institutional Funds, another registered, open-end investment company for which MassMutual serves as investment adviser.

Alliance Capital Management L.P.

Alliance Capital, together with Babson, acts as a sub-adviser for MML Equity. Each sub-adviser will manage a portion of the net assets of the Fund’s portfolio, but not necessarily equal weighted. Alliance Capital is a Delaware limited partnership, of which Alliance Capital Management Corporation (“ACMC”), an indirect wholly-owned subsidiary of AXA Financial, Inc. (“AXA Financial”), is the general partner. Alliance Capital Management Holding L.P. (“Alliance Holding”) owns approximately 30.7% of the outstanding units of the limited partnership interest in Alliance Capital (“Alliance Units”). Equity interests in Alliance Holding are traded on the New York Stock Exchange, Inc. (“NYSE”) in the form of units (“Alliance Holding Units”). As of December 31, 2003, AXA Financial, together with ACMC and certain of its other wholly-owned subsidiaries, beneficially owned approximately 1.9% of the outstanding Alliance Holding Units and approximately 54.7% of the outstanding Alliance Units, representing an approximate 55.7% economic interest in Alliance Capital. AXA Financial, a Delaware corporation, is a wholly-owned subsidiary of AXA, one of the largest global financial services organizations.

MassMutual’s sub-advisory agreement with Alliance Capital will terminate automatically upon its assignment or upon the termination of the respective Management Agreement or by MassMutual upon ninety days’ written notice or by liquidation of MML Equity. Alliance Capital also provides investment sub-advisory services for MassMutual Core Value Equity Fund and MassMutual Large Cap Growth Fund, series of MassMutual Institutional Funds, an open-end investment company for which MassMutual serves as investment adviser.

Massachusetts Financial Services Company

MassMutual has also entered into an investment sub-advisory agreement with MFS pursuant to which MFS serves as MML Growth Equity’s investment sub-adviser, providing day-to-day management of the Fund’s investments. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116-3741. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. (a diversified financial services organization). MFS managed approximately $140.3 billion in assets as of December 31, 2003.

MassMutual’s sub-advisory agreement with MFS will terminate automatically upon its assignment or upon the termination of the respective Management Agreement or by MassMutual upon sixty days’ written notice or by liquidation of MML Growth Equity. MFS also provides investment sub-advisory services for MassMutual Growth Equity Fund, a series of MassMutual Institutional Funds, an open-end investment company for which MassMutual serves as investment adviser.

Wellington Management Company, LLP and Waddell & Reed Investment Management Company

MassMutual has also entered into investment sub-advisory agreements with Wellington Management and Waddell & Reed pursuant to which each serves as investment sub-adviser for a portion of the investments of MML Small Cap Growth Equity. Wellington Management is located at 75 State Street, Boston, Massachusetts 02109. Wadell & Reed is located at 6300 Lamar, Overland Park, Kansas 66202-4247. As of December 31, 2003, Wellington Management managed approximately $394 billion in assets. Waddell & Reed had over $31 billion in assets under management.

Wellington Management and Waddell & Reed both act as sub-adviser for MML Small Cap Growth Equity. Each sub-adviser manages a portion of the net assets of the Fund’s portfolio. MassMutual’s sub-advisory agreements with Wellington Management and Waddell & Reed will terminate automatically upon their assignment or upon the termination of the respective Management Agreement or by MassMutual upon ninety days’ written notice or by liquidation of MML Small Cap Growth Equity. Wellington Management and Waddell & Reed both provide sub-advisory services for MassMutual Small Cap Growth Equity Fund, a series of MassMutual Institutional Funds, an open-end investment company for which MassMutual acts as investment manager.

Northern Trust Investments, N.A.

MassMutual has also entered into investment sub-advisory agreements with Northern Trust Investments, N.A. (“Northern Trust”) pursuant to which Northern Trust serves as investment sub-adviser to the MML Equity Index Fund and the MML OTC 100 Fund, providing day-to-day management of each Fund’s investments. Northern Trust, located at 50 South LaSalle Street, Chicago, Illinois 60675, is an investment adviser registered under the Investment Advisers Act of 1940. It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. Northern Trust is a subsidiary of The Northern Trust Company, an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company. As of December 31, 2003, Northern Trust had approximately $243.6 billion of assets under management.

MassMutual’s sub-advisory agreements with Northern Trust will terminate automatically upon their assignment or upon the termination of the respective Management Agreements or by MassMutual upon sixty days’ written notice or by liquidation of the respective Fund. Northern Trust also provides investment sub-advisory services for the MassMutual Indexed Equity Fund and the MassMutual OTC 100 Fund, each of which are series of MassMutual Institutional Funds, a registered, open-end investment company for which MassMutual serves as investment adviser.

Davis Selected Advisers, L.P.

MassMutual has also entered into an investment sub-advisory agreement with Davis Selected Advisers, L.P. (“Davis”) pursuant to which Davis serves as investment sub-adviser to MML Large Cap Value, providing day-to-day management of the Fund’s investments. Davis, which is controlled by Davis Investments, LLC, is located at 2949 East Elvira Road, Suite 101, Tuscon, Arizona 85706. As of December 31, 2003, Davis had over $46 billion in assets under management, of which approximately $43 billion was in similarly managed registered investment companies.

MassMutual’s sub-advisory agreement with Davis will terminate automatically upon its assignment or upon the termination of the Management Agreement or by MassMutual upon ninety days’ written notice or by liquidation of the Fund. Davis also provides investment sub-advisory services for the MassMutual Large Cap Value Fund, a series of MassMutual Institutional Funds, a registered, open-end investment company for which MassMutual serves as investment adviser.

Pursuant to an Administrative Services Agreement between Davis and MassMutual, Davis pays to MassMutual an Administrative Services fee at the annual rate of .05% of the MML Large Cap Value Fund’s average daily net assets. This fee is for administrative services and investor support services and does not constitute payment for investment advisory, distribution, or other services.

RS Investment Management, L.P.

MassMutual has also entered into an investment sub-advisory agreement with RS Investment Management (“RS”) pursuant to which RS serves as investment sub-adviser to MML Emerging Growth, providing day-to-day management of the Fund’s investments. RS, which is part of the RS Investment Management Company LLC organization, is located at 388 Market Street, San Francisco, California 94111. As of December 31, 2003, RS had approximately $7.2 billion in assets under management.

MassMutual’s sub-advisory agreement with RS will terminate automatically upon its assignment or upon the termination of the Management Agreement or by MassMutual upon ninety days’ written notice or by liquidation of the Fund. RS also provides investment sub-advisory services for the MassMutual Emerging Growth Fund, a series of MassMutual Institutional Funds, a registered, open-end investment company for which MassMutual serves as investment adviser.

MassMutual is ultimately responsible for providing investment advice to these Funds and will continue to provide administrative and non-investment advisory services to the Funds.

For the last three fiscal years, MassMutual paid the following amounts for investment sub-advisory services provided to the Funds:

Fund	2003	2002	2001
MML Equity Fund *	$335,187	$271,657	$	N/A
MML Large Cap Value Fund	140,274	128,145		80,050
MML Equity Index Fund	31,166	30,632		18,606
MML Growth Equity Fund	68,573	111,017		167,830
MML OTC 100 Fund	3,636	3,581		4,021
MML Small Cap Growth Equity Fund	208,129	223,862		335,640
MML Emerging Growth Fund	38,600	56,475		63,558

*	Represents fees paid to Alliance Capital since February 20, 2002.

At a meeting held on February 9, 2004, the Trustees of the Trust considered a wide range of information about, among other things:

•	each Sub-Adviser and its personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources and investment process;

•	the terms of the relevant advisory or sub-advisory agreement;

•	the scope and quality of the services that each Sub-Adviser will provide to the relevant Fund;

•	the investment performance of the Fund and of similar funds sub-advised by other sub-advisers;

•	the advisory fee rates payable to the Sub-Adviser by the Adviser and by other funds and client accounts managed or sub-advised by the Sub-Adviser, and payable by similar funds managed by other advisers;

•	the total expense ratios of the Fund and of similar funds managed by other advisers; and

•	the Sub-Adviser’s practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund, and the brokers’ and dealers’ provision of brokerage and research services to the Sub-Adviser.

After carefully considering the information summarized above, the Trustees, including the Trustees who are not “interested persons” of the Trust, the Adviser or the Sub-Adviser (as such term is defined in the Investment Company Act), unanimously voted to reapprove the continuance of each management and sub-advisory agreement.

Securities held by the Funds are also frequently held by the sub-advisers in their investment accounts and/or by other investment clients for which the sub-advisers act as investment advisers. If the same security is purchased or sold for any Fund and such investment account or clients at the same time, such purchases or sales normally will be combined, to the extent practicable, and will be allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold for each. In determining the amounts to be purchased or sold, the main factors to be considered will be the investment objectives of the respective portfolios, the relative size of portfolio holdings of the same or comparable security, availability of cash for investment by the various portfolios and the size of their respective investment commitments. It is believed that the ability of the Funds to participate in larger volume transactions will, in most cases, produce better execution for the Funds. In some cases, however, this procedure could have a detrimental effect on the price and amount of a security available to a Fund or the price at which a security may be sold. It is the opinion of MML Trust’s management that such execution advantage and the desirability of retaining the sub-advisers as investment managers of the Funds outweigh the disadvantages, if any, which might result from this procedure.

Other service providers of the Funds are as follows:

•	Deloitte & Touche LLP, located at Two World Financial Center, New York, New York 10281, the independent accountant for each of the Funds, provides audit services and assistance and consultation in connection with tax returns and the reviewing of various SEC filings.

•	Investors Bank & Trust Company (“IBT”), 200 Clarendon Street, Boston, Massachusetts 02116, acts as custodian and sub-administrator for each of the Fund’s investments. As custodian, IBT has custody of each Fund’s securities and maintains certain financial and accounting books and records. As custodian, IBT does not assist in, and is not responsible for, the investment decisions and policies of these Funds.

VII.    CODES OF ETHICS

MML Trust, MassMutual, Babson, Northern Trust, MFS, Davis, RS, Wellington Management, Waddell & Reed and Alliance Capital have each adopted a code of ethics (the “Codes of Ethics”) pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit Fund personnel to invest in securities for their own accounts, but require compliance with various pre-clearance requirements (with certain exceptions). The Codes of Ethics are on public file with, and are available from, the SEC.

VIII.    BROKERAGE ALLOCATION AND PORTFOLIO TRANSACTIONS

MML Enhanced Index Core Equity Fund, MML Equity Fund, MML Large Cap Value Fund, MML Money Market Fund, MML Inflation-Protected Bond Fund, MML Managed Bond Fund, MML Blend Fund, MML Small Cap Equity Fund, MML Growth Equity Fund, MML Small Company Opportunities Fund, MML Emerging Growth Fund and MML Small Cap Growth Equity Fund.

Purchases and sales of securities on a securities exchange are effected by brokers, and each Fund which purchases or sells securities on a securities exchange pays a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of best execution at reasonably competitive commission rates. Each Fund’s investment sub-adviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on the basis of their professional capability, the value and quality of their brokerage services, including anonymity and trade confidentiality, and the level of their brokerage commissions.

Under each Management Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, a Fund’s investment sub-adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Fund’s investment sub-adviser an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction. The investment sub-adviser must first determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the investments sub-adviser’s overall responsibilities to MML Trust and to its other clients. The term “brokerage and research services” includes: advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

By virtue of the Sub-Advisory Agreements, Babson is subject to the same rights, obligations and procedures that apply to MassMutual pursuant to its Management Agreements with MML Money Market, MML Inflation-Protected Bond, MML Managed Bond, MML Blend, MML Enhanced Index Core Equity, MML Equity, MML Small Cap Equity and MML Small Company Opportunities; MFS is subject to the same rights, obligations and procedures that apply to MassMutual pursuant to its Management Agreement with MML Growth Equity; Wellington Management and Waddell & Reed are subject to the same rights, obligations and procedures that apply to MassMutual pursuant to its Management Agreement with MML Small Cap Growth Equity; Davis is subject to the same rights, obligations and procedures that apply to MassMutual pursuant to its Management Agreement with MML Large Cap Value; RS is subject to the same rights, obligations and procedures that apply to MassMutual pursuant to its Management Agreement with MML Emerging Growth; and Alliance Capital is subject to the same rights, obligations and procedures that apply to MassMutual pursuant to its Management Agreement with MML Equity.

Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Funds and the investment sub-adviser’s other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Broker-dealers may be willing to furnish statistical, research and other factual information or services (“Research”) to a Fund’s investment sub-adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by MML Trust, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the investment sub-adviser. Research provided by brokers is used for the benefit of all of an investment sub-adviser’s clients and not solely or necessarily for the benefit of MML Trust. The investment sub-adviser attempts to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the investment sub-adviser as a consideration in the selection of brokers to execute portfolio transactions. The investment advisory fee that MML Trust pays on behalf of each Fund to MassMutual will not be reduced as a consequence of an investment sub-adviser’s receipt of brokerage and research services. To the extent MML Trust’s portfolio transactions are used to obtain such services, the brokerage commissions paid by MML Trust will exceed those that might otherwise be paid, by an amount which cannot now be determined. Such services would be useful and of value to an investment sub-advisor in serving both MML Trust and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to an investment sub-adviser’s in carrying out its obligations to MML Trust.

Subject to the overriding objective of obtaining the best execution of orders, the Funds may use broker-dealer affiliates of their respective investment sub-advisers to effect portfolio brokerage transactions under procedures adopted by the Trustees. Pursuant to these procedures, the commission rates and other remuneration paid to the affiliated broker-dealer must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.

The Funds may allocate brokerage transactions to broker-dealers (including affiliates of their respective investment sub-advisers) who have entered into arrangements with the Trust under which the broker-dealer allocates a portion of the commissions paid by a Fund toward the reduction of that Fund’s expenses. The transaction quality must, however, be comparable to that of other qualified broker-dealers.

The following table discloses the broker commissions paid by the Funds for the fiscal years ended December 31, 2003, December 31, 2002 and December 31, 2001. MML Money Market and MML Inflation-Protected Bond did not incur any brokerage commissions during these periods.

	Year ended December 31, 2003	Year ended December 31, 2002	Year ended December 31, 2001
MML Managed Bond Fund	$0	$1,600	$0
MML Blend Fund	1,275,443	1,360,226	2,230,801
MML Equity Fund	1,895,361	3,591,215	4,931,043
MML Large Cap Value Fund	14,756	35,737	33,762
MML Equity Index Fund	46,101	42,596	24,716
MML Enhanced Index Core Equity Fund*	18,926	16,588	17,704
MML Growth Equity Fund	142,154	187,537	224,870
MML OTC 100 Fund	10,947	9,814	4,903
MML Small Cap Equity Fund	113,415	107,494	96,480
MML Small Company Opportunities Fund*	101,968	75,027	18,342
MML Small Cap Growth Equity Fund	85,486	90,014	138,857
MML Emerging Growth Fund	59,595	74,998	18,256

	$3,764,152	$5,592,846	$7,739,734

*	Commencement of operations May 1, 2001

The MML Equity Fund paid $220,396 and $412,812 to Sanford C. Bernstein for the fiscal years ended December 31, 2003 and 2002, respectively. Sanford C. Bernstein is an affiliate of one of the Fund’s investment sub-advisers.

MML Equity Index Fund and MML OTC 100 Fund

MML Equity Index and MML OTC 100 Fund have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Each Fund’s Investment Management Agreement with MassMutual provides that MassMutual will follow such practices in placing portfolio transactions for the Fund as may from time to time be set forth in its Prospectus or specified by the Board of Trustees of MML Trust. Consistent with this agreement, the present policy of these Funds and their investment sub-adviser, in placing brokerage transactions, is to seek best execution by responsible brokerage firms at reasonably competitive commission rates. The investment sub-adviser will not consider the provision of brokerage research services (as such term is defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) in allocating brokerage transactions for the Funds.

By virtue of the Sub-Advisory Agreements, Northern Trust is subject to the same rights, obligations and procedures that apply to MassMutual pursuant to its Investment Management Agreement with the Funds. The investment sub-adviser assumes general supervision over placing orders on behalf of the Funds for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of the investment sub-adviser. The primary consideration is to obtain executions at the most favorable and reasonable commission rates in relation to the benefits received. The investment sub-adviser attempts to achieve these results by choosing brokers to execute transactions based on (1) their professional capabilities (including use of capital, clearance and settlement procedures, and participation in underwriting and corporate finance issues), (2) the value and quality of their services and (3) the comparative brokerage commission rates which they offer.

Portfolio turnover will result from changes in the composition of each Index which each Fund seeks to follow and from purchases and redemptions of Fund shares and the reinvestment of Fund dividends. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the investment sub-adviser based upon its knowledge of available information as to the general level of commission paid by other institutional investors for comparable services. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Trustees of MML Trust.

Purchases and sales of equity securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker, to the extent and in the manner permitted by applicable law. In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

Except in the case of equity securities purchased by MML Equity Index, purchases and sales of securities usually will be principal transactions. Portfolio securities normally will be purchased from or sold to dealers serving as market makers for the securities at a net price. MML Equity Index may purchase securities directly from the issuer. Generally, money market securities are traded on a net basis and do not involve a brokerage commission. The cost of a Fund’s investment portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Purchase and sale orders of the securities held by the Fund may be combined with those of other investment companies and accounts which attempt to track an equity index that the investments sub-adviser manages, and for which it has brokerage placement authority, in the interest of seeking the best overall terms. When the investment sub-adviser determines that a particular security should be bought or sold for the Fund and other accounts managed by it, the investment sub-adviser undertakes to allocate those transactions among the participants equitably.

Under the 1940 Act, persons affiliated with MML Equity Index and MML OTC 100, such as MassMutual, Northern Trust and, in some cases, their affiliates, are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

IX.    CAPITAL SHARES

MML Trust is a “series” company. To date, shares of fourteen (14) series (i.e., investment portfolios) have been authorized, which constitute the interests in the Funds described in this Statement of Additional Information. Under MML Trust’s Declaration of Trust, however, the Board of Trustees is authorized to create new series in addition to the Funds without the necessity of a vote of shareholders of MML Trust. Each share of a particular series represents an equal proportionate interest in that series with each other share of the same series, none having priority or preference over another. Each series shall be preferred over all other series in respect of the assets allocated to that series. Each share of a particular series is entitled to a pro rata share of any distributions declared by that series and, in the event of liquidation, a pro rata share of the net assets of that series remaining after satisfaction of outstanding liabilities. When issued, shares are fully paid and nonassessable and have no preemptive, conversion or subscription rights.

The Trustees and shareholders of MML Equity Index have approved an amendment to the Trust’s Declaration of Trust to permit the Trustees to create one or more classes of shares of MML Equity Index.

MML Trust is not required to hold annual meetings of shareholders. Special meetings may be called for purposes such as electing Trustees, voting on management agreements, and with respect to such additional matters relating to MML Trust as may be required by MML Trust’s Declaration of Trust and the 1940 Act. Shareholders holding 10% of the shares of MML Trust may call a meeting to be held to consider removal of Trustees. On any matter submitted to shareholders, shares of each series entitle their holder to one vote per share

(with proportionate voting for fractional shares), irrespective of the relative net asset values of the series’ shares. On any matters submitted to a vote of shareholders, all shares of MML Trust then entitled to vote shall be voted by individual series, except that (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual series, and (ii) when Trustees have determined that any matter affects only the interests of one or more series, or with respect to MML Equity Index, one or more classes of shares, then only shareholders of such series, or class in the case of MML Equity Index shall be entitled to vote thereon. Shareholder inquiries should be made by contacting the Secretary, MML Series Investment Fund, 1295 State Street, Springfield, Massachusetts 01111.

The assets of certain variable annuity and variable life insurance separate accounts for which MassMutual or an affiliate is the depositor are invested in shares of the Funds. Because these separate accounts are invested in the same underlying Funds it is possible that material conflicts could arise between owners of the variable life insurance contracts and owners of the variable annuity contracts. Possible conflicts could arise if (i) state insurance regulators should disapprove or require changes in investment policies, investment advisers or principal underwriters or if the depositor should be permitted to act contrary to actions approved by holders of the variable life or variable annuity contracts under rules of the SEC, (ii) adverse tax treatment of the variable life or variable annuity contracts would result from utilizing the same underlying Funds, (iii) different investment strategies would be more suitable for the variable annuity contracts than the variable life contracts, or (iv) state insurance laws or regulations or other applicable laws would prohibit the funding of both variable life and variable annuity separate accounts by the same Funds.

The Board of Trustees follows monitoring procedures which have been developed to determine whether material conflicts have arisen and what action, if any, should be taken in the event of such conflicts. If a material irreconcilable conflict should arise between owners of the variable life insurance contracts and owners of the variable annuity contracts, one or the other group of owners may have to terminate its participation in the Funds. More information regarding possible conflicts between variable annuity and variable life insurance contracts is contained in the prospectuses for those contracts.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for obligations of MML Trust. However, MML Trust’s Declaration of Trust disclaims liability of the shareholders, Trustees, or officers of MML Trust for acts or obligations of MML Trust, which are binding only on the assets and property of MML Trust, and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by MML Trust or the Trustees. The Declaration of Trust provides for indemnification out of MML Trust property for all loss and expense of any shareholder held personally liable for the obligations of MML Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and MML Trust itself would be unable to meet its obligations.

X.    PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

Shares of each Fund are sold at their NAV as next computed after receipt of the purchase order, without the addition of any selling commission or “sales load.” Each Fund redeems its shares at their NAV as next computed after receipt of the request for redemption. The redemption price may be paid in cash or wholly or partly in kind if MML Trust’s Board of Trustees determine that such payment is advisable in the interest of the remaining shareholders. In making such payment wholly or partly in kind, the Fund will, as far as may be practicable, deliver securities or property which approximate the diversification of its entire assets at the time. No fee is charged on redemption. The redemption price may be more or less than the shareholder’s cost. Redemption payments will be paid within seven days after receipt of the written request therefor by the Fund, except that the right of redemption may be suspended or payments postponed when permitted by applicable law and regulations.

The NAV of each Fund’s shares is determined once daily as of the normal close of the New York Stock Exchange (presently 4:00 p.m.) on each day on which the Exchange is open for trading. The New York Stock

Exchange is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on occasion is closed early or entirely due to weather or other conditions. The NAV of each Fund share is the total net asset value of the applicable Fund divided by the number of its shares outstanding. The total NAV of each Fund is determined by computing the value of the total assets of the Fund and deducting total liabilities, including accrued liabilities. It is the intention of MML Money Market Fund to maintain a per share NAV of $1.00, although this cannot be assured.

Except as to MML Money Market, the manner of determining the value of the total assets of each Fund is briefly discussed below. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System. If securities are unlisted or there is no reported sale price, the bid price of the prior trade date will be used. Long-term bonds are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Debt obligations with less than one year but more than sixty days to maturity are valued on the basis of their market value, and debt obligations having a maturity of sixty days or less are generally valued at amortized cost when the Board of Trustees of MML Trust believes that amortized cost approximates market value. If acquired, preferred stocks will be valued on the basis of their market value if market quotations are readily available. In all other cases, assets (including restricted securities) are valued at their fair value as determined in good faith by the Board of Trustees of MML Trust, although the actual calculations may be made by persons acting pursuant to the direction of the Board.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies will be converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Board of Trustees.

Futures contracts are valued based on the market price for the futures contract, unless such price does not reflect the fair value of the contract, in which case it will be valued by or under the direction of the Board of Trustees of MML Trust. When a Fund enters into a forward commitment to purchase a security it will record the security as an asset which will be marked-to-market daily to reflect the value of the security determined in the manner set forth above. The obligation to pay the purchase price of the security will be a liability which remains fixed in amount.

MML Money Market Fund

MML Money Market’s portfolio instruments are valued on the basis of amortized cost which involves initially valuing an instrument at its cost and thereafter making a constant amortization to maturity of any discount or premium, regardless of the impact of changes in market interest rates on the market value of the instrument. While this method provides certainty of valuation, it may result in periods in which the value, as determined by amortized cost, is higher or lower than the price MML Money Market would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of MML Money Market computed as described below may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for its portfolio instruments. Thus, if the use of amortized cost by MML Money Market resulted in a lower aggregate portfolio value on a particular day, a prospective investor in MML Money Market would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing market values, and existing investors in MML Money Market would receive less investment income. The converse would apply in a period of rising interest rates.

The valuation of MML Money Market’s portfolio instruments based upon their amortized cost and the concomitant maintenance of MML Money Market Fund’s per share net asset value of $1.00 is permitted in accordance with Rule 2a-7 of the SEC.

The Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, MML Money Market’s price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include periodic review of MML Money Market’s portfolio holdings to determine the extent of any deviation in MML Money Market’s net asset value from $1.00 per share calculated by using available market quotations, and whether such deviation may result in material dilution or is otherwise unfair to investors or existing shareholders. In the event the Board of Trustees determines that such a deviation exists, it may take such corrective action as it regards as necessary and appropriate, including: the sale of portfolio instruments prior to maturity in order to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations, in which case the net asset value could possibly be greater or less than $1.00 per share.

Since the net income of MML Money Market is declared as a dividend each time it is determined, the net asset value per share of MML Money Market remains at $1.00 per share immediately after each determination and dividend declaration. Any increase in the value of a shareholder’s investment in MML Money Market representing the reinvestment of dividend income is reflected by an increase in the number of shares of MML Money Market in the shareholder’s account, which increase is recorded promptly after the end of each calendar month.

For this purpose the net income of MML Money Market (from the time of the immediately preceding determination thereof) consists of all interest income accrued on its portfolio, plus realized gains or minus realized losses, and less all expenses and liabilities chargeable against income. Interest income includes discount earned (including both original issue and market discount) on paper purchased at a discount, less amortization of premium, accrued ratably to the date of maturity. Expenses, including the compensation payable to MassMutual, are accrued each day.

Should MML Money Market incur or anticipate any unusual expense, or loss or depreciation which would adversely affect its net asset value per share or income for a particular period, the Board of Trustees would at that time consider whether to adhere to the present dividend policy described above or to revise it in light of the then prevailing circumstances. For example, if MML Money Market’s net asset value per share were reduced, or were anticipated to be reduced, below $1.00, the Board of Trustees might suspend further dividend payments until the net asset value returned to $1.00. Thus, such expenses or losses or depreciation might result in an investor receiving no dividends for the period during which he held his shares and in his receiving upon redemption a price per share lower than what he paid.

XI.    TAX STATUS

It is the policy of each of the Funds to comply, and in 2003 each of the Funds did comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies. As a result, the Funds will not be subject to federal income tax on any distributed net income or capital gains. To meet these requirements and to meet other requirements necessary for it to be relieved of federal income taxes on income and gain it distributes to the separate investment accounts that invest in the Funds, each Fund must, among other things:

1.  derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies;

2.  diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to a value not greater than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities or securities of other regulated investment companies); and

3.  distribute in or with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year.

Each Fund intends to declare capital gain and ordinary income dividends by the end of each calendar year and to distribute such dividends no later than January 31 of the following year to the extent necessary to avoid the 4% excise tax on undistributed regulated investment company income enacted by the Tax Reform Act of 1986. The 4% excise tax applies to the excess of the required distribution for the calendar year over the amount treated as distributed for that year. The required distribution equals 98% of a Fund’s ordinary income for the calendar year plus 98% of its capital gain net income for the one year period ending October 31 (or December 31, if the Fund so elects) and any shortfall of income or gains from the prior year not previously so distributed.

The Treasury Department has issued Regulations under Internal Revenue Code Section 817(h) that pertain to diversification requirements for variable annuity and life insurance contracts. A variable contract based upon a separate account will not receive favorable tax treatment as an annuity or life insurance contract unless the separate account and underlying regulated investment company investments are adequately diversified. In determining whether a separate account is adequately diversified, in certain circumstances the separate account can look through to the assets of the regulated investment company in which it has invested.

The Regulations require each of the Fund’s assets to be diversified so that no single investment represents more than 55% of the value of the Fund’s total assets, no two investments represent more than 70% of the Fund’s total assets, no three investments represent more than 80% of the Fund’s total assets and no four investments represent more than 90% of the Fund’s total assets. A “safe harbor” is available to a separate account if it meets the diversification tests applicable to registered investment companies and not more than 55% of its assets constitute cash, cash items, government securities and securities of other registered investment companies.

The applicable Regulations treat all securities of the same issuer as a single investment. In the case of “government securities,” each government agency or instrumentality shall be treated as a separate issuer for the purpose of the diversification test (although not for the purpose of the “safe harbor” test described above). MML Trust intends to comply with these diversification requirements.

XII.    CERTAIN TAX AND ACCOUNTING INFORMATION

As previously indicated, it is the policy of each of the Funds to meet the requirements of the Internal Revenue Code to qualify as a regulated investment company under the federal tax law. When a Fund writes a call option, an amount equal to the premium received by it is included in its balance sheet as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and offering prices. If an option which a Fund has written on an equity security expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished.

Special rules (including constructive sale, mark-to-market, straddle and wash sale rules) exist for determining the timing of recognition of income or loss, the character of such income or loss, and the holding periods of certain of the Fund’s assets in the case of certain transactions involving futures contracts, forward contracts and options. MML Trust will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of MML Trust.

Pursuant to the Taxpayer Relief Act of 1997 (the “1997 Act”), new “constructive sale” provisions apply to activities by the Funds which lock-in gain on an “appreciated financial position.” Generally, a “position” is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, a swap contract, or a future or forward contract. Under the 1997 Act, the entry into a short sale, a swap contract or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of stock or debt instrument at a time when the Fund occupies an offsetting (short) appreciated position in the stock or debt instrument, is treated as a “constructive sale” that gives rise to the immediate recognition of gain (but not loss). The application of these new provisions may cause a Fund to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.

XIII.    INVESTMENT PERFORMANCE

MML Money Market may advertise investment performance figures, including its yield and its effective yield. MML Money Market’s yield will be calculated by computing the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a stated seven-day period and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7). The Fund’s effective yield will be calculated by computing the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of a stated seven-day period and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

MML Equity, MML Inflation-Protected Bond, MML Managed Bond, MML Blend, MML Large Cap Value, MML OTC 100, MML Equity Index, MML Enhanced Index Core Equity, MML Small Cap Equity, MML Growth Equity, MML Emerging Growth, MML Small Company Opportunities and MML Small Cap Growth Equity may advertise investment performance figures, including yield. Each Fund’s yield will be based upon a stated 30-day period and will be computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2[((a–b) + 1)6–1]

        cd

Where:	a =	dividends and interest earned during the period.
	b =	expenses accrued for the period (net of reimbursements, if any).
	c =	the average daily number of shares outstanding during the period that were entitled to receive dividends.
	d =	the maximum offering price (which is the net asset value) per share on the last day of the period.

Each of the Funds may advertise its total return and its holding period return. Total return quotations will be based upon a stated period and will be computed by finding the average annual compounded rate of return over the stated period that would equate an initial amount invested to the ending redeemable value of the investment (assuming reinvestment of all distributions), according to the following formula:

P(1 + T)n = ERV

Where:	P =	a hypothetical initial payment of $1,000.
	T =	average annual total return.
	n =	number of years.
	ERV =	ending redeemable value at the end of the stated period of a hypothetical $1,000 payment made at the beginning of the stated period.

Holding period return will be based upon a stated period and will be computed by dividing the ending redeemable value of a hypothetical initial payment by the value of the initial investment (assuming reinvestment of all distributions). Each investment performance figure will be carried to the nearest hundredth of one percent. These investment performance figures do not reflect charges imposed by the separate investment accounts invested in the Funds which, if included, would decrease the performance figures.

	Average Annual Total Returns
	One Year	Five Years	Ten Years or Since Inception
MML Money Market Fund†	0.62%	3.26%	4.10%
MML Inflation-Protected Bond Fund******	7.01%	N/A	7.67%
MML Managed Bond Fund	5.59%	6.15%	6.61%
MML Blend Fund	18.71%	–0.45%	6.81%
MML Equity Fund	27.49%	–2.85%	7.82%
MML Large Cap Value Fund***	29.60%	N/A	–1.26%
MML Equity Index Fund
Class I#	28.08%	–1.07%	6.07%
Class II***	28.31%	N/A	–5.89%
Class III***	28.38%	N/A	–5.84%
MML Enhanced Index Core Equity Fund*****	27.19%	N/A	–2.91%
MML Growth Equity Fund**	23.02%	N/A	–4.47%
MML OTC 100 Fund***	48.62%	N/A	–23.25%
MML Small Cap Equity Fund*	31.29%	6.11%	2.48%
MML Small Company Opportunities Fund****	42.25%	N/A	15.26%
MML Small Cap Growth Equity Fund**	48.54%	N/A	6.98%
MML Emerging Growth Fund***	45.76%	N/A	–16.49%

†	The yield for the seven day period ended December 31, 2003 was 0.50%.
#	Commencement of operations May 1, 1997
*	Commencement of operations June 1, 1998
**	Commencement of operations May 3, 1999
***	Commencement of operations May 1, 2000
****	Commencement of operations May 1, 2001
*****	Commencement of operations May 2, 2001
******	Commencement of operations August 30, 2002

	Cumulative Total Return
	One Year	Ten Years or Since Inception
MML Money Market Fund	0.62%	49.47%
MML Inflation-Protected Bond Fund******	7.01%	10.40%
MML Managed Bond Fund	5.59%	89.67%
MML Blend Fund	18.71%	93.24%
MML Equity Fund	27.49%	112.24%
MML Large Cap Value Fund***	29.60%	–4.56%
MML Equity Index Fund
Class I#	28.08%	48.18%
Class II***	28.31%	–19.99%
Class III***	28.38%	–19.84%
MML Enhanced Index Core Equity Fund*****	27.19%	–7.58%
MML Growth Equity Fund**	23.02%	–19.22%
MML OTC 100 Fund***	48.62%	–62.15%
MML Small Cap Equity Fund*	31.29%	14.64%
MML Small Company Opportunities Fund****	42.25%	46.14%
MML Small Cap Growth Equity Fund**	48.54%	37.02%
MML Emerging Growth Fund***	45.76%	–48.40%

# Commencement	of operations May 1, 1997
*	Commencement of operations June 1, 1998
**	Commencement of operations May 3, 1999
***	Commencement of operations May 1, 2000
**** Commencement	of operations May 1, 2001
*****	Commencement of operations May 2, 2001
******	Commencement of operations August 30, 2002

XIV.    EXPERTS

Ropes & Gray, One International Place, Boston, Massachusetts 02110 serves as counsel to MML Trust.

The financial statements of each of the Funds are set forth in the Funds’ Annual Report as of December 31, 2003 and are incorporated herein by reference in reliance on the report of Deloitte & Touche, LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing. A copy of the Funds’ Annual Report as of December 31, 2003 is available, without charge, upon request by calling 1-888-309-3539.

The name MML Series Investment Fund is the designation of Trustees under a Declaration of Trust dated May 14, 1993, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of, any of the Trustees, shareholders, officers, employees or agents of such Trust, but only the property of the relevant series of MML Series Investment Fund shall be bound.

APPENDIX A

SECURITIES RATINGS

This is a description of Standard & Poor’s Ratings Group (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”) commercial paper and bond ratings:

I.    Commercial Paper Ratings:

S&P Commercial Paper Ratings—are graded into four categories, ranging from ‘A’ for the highest quality obligations to ‘D’ for the lowest. ‘A’ Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety. The A-1 and A-2 categories are described as follows:

“A-1”:    This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

“A-2”:    Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

Moody’s Commercial Paper Ratings—employs three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers. The two highest designations are as follows:

Prime-1:    Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2:    Issuers rated Prime-2 (or related supporting institutions) have a strong ability for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

II.    Bond Ratings

S&P describes its four highest ratings for corporate debt as follows:

A:	AAA	—Debt rated “AAA” has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

	AA	—Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A

—Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

B:	BBB

—Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody’s describes its four highest corporate bond ratings as follows:

Aaa—Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than the Aaa securities.

A—Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa—Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P describes its below investment grade ratings for corporate debt as follows:

BB, B, CCC, CC, C—Debt rated “BB”, “B”, “CCC”, “CC” and “C” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation, “BB” indicates the lowest degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB—Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB–” rating.

B—Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB–” rating.

CCC—Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B–” rating.

CC—The rating “CC” is typically applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.

C—The rating “C” is typically applied to debt subordinated to senior debt which is assigned an actual or implied “CCC–” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

D—Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody’s describes its below investment grade corporate bond ratings as follows:

Ba—Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C—Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

APPENDIX B

PROXY VOTING POLICIES

The following represents the proxy voting policies (the “Policies”) of the MML Series Investment Fund (the “Trust”) with respect to the voting of proxies on behalf of each series of the Trust (the “Series”). It is the general policy of the Trust, and Massachusetts Mutual Life Insurance Company (“MassMutual”) as investment manager to the Series, to delegate voting responsibilities and duties with respect to all proxies to the investment sub-advisers (the “Sub-Advisers”) of the Series.

I.    GENERAL PRINCIPLES

In voting proxies, the Sub-Advisers shall be guided by general fiduciary principles and their respective written proxy voting policies. The Sub-Advisers shall act prudently and solely in the best interest of the beneficial owners of the accounts they respectively manage, and for the exclusive purpose of providing benefit to such persons.

II.    SUB-ADVISERS

1.  The Sub-Advisers shall each have the duty to provide a copy of their written proxy voting policies to MassMutual and the Trust annually. The Sub-Advisers’ written proxy voting policies shall maintain procedures that address potential conflicts of interest.

2.  The Sub-Advisers shall each maintain a record of all proxy votes exercised on behalf of each series of the Trust for which they act as investment sub-adviser and shall furnish such records to MassMutual and the Trust annually.

3.  The Sub-Advisers shall report any exceptions to their respective proxy voting policies to MassMutual quarterly.

4.  The Sub-Advisers shall provide the Trust and MassMutual with all such information and documents relating to the Sub-Adviser’s proxy voting in a timely manner, as shall be necessary for the Trust and MassMutual to comply with applicable laws and regulations.

III.    THE TRUST AND MASSMUTUAL

1.  The officers of the Trust shall annually update the Trustees after a review of the Sub-Advisers’ proxy voting policies and actual voting records.

2.  The Trustees of the Trust shall not vote proxies on behalf of the Trust or the Series.

3.  MassMutual shall not vote proxies on behalf of the Trust or the Series.

ALLIANCE CAPITAL MANAGEMENT L.P.

Statement of Policies and Procedures for

Voting Proxies on Behalf of Discretionary Client Accounts

INTRODUCTION

As a registered investment adviser, Alliance Capital Management L.P. (“Alliance Capital”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner and make voting decisions that are in the best interests of our clients.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement is applicable to Alliance Capital’s growth and value investment groups investing on behalf of clients in both US and global securities.

PROXY POLICIES

This statement is designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

Elections of Directors:    Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors:    Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management’s recommendation. However, we recognize that there may be inherent conflicts when a company’s independent auditor performs substantial non-audit related services for the company. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the company’s auditors.

Changes in Capital Structure:    Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company’s management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

Corporate Restructurings, Mergers and Acquisitions:    Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights:    Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Corporate Governance:    Alliance Capital recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. For example, we will vote for proposals providing for equal access to proxies, a majority of independent directors on key committees, and separating the positions of chairman and chief executive officer.

Anti-Takeover Measures:    Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

Executive Compensation:    Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages triggered by a change in control to a shareholder vote and proposals that seek additional disclosure of executive compensation. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

Social and Corporate Responsibility:    Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

PROXY VOTING PROCEDURES

Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review new types of corporate governance issues, evaluate proposals not covered by these policies and recommend how we should generally vote on such issues. In addition, the committees, in conjunction with the analyst that covers the company, contact management and interested shareholder groups as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Corporate Legal Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to guidelines, industry trends and review the policies contained in this statement from time to time.

Conflicts of Interest

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, whose retirement plan we administer, or with whom we have another business or personal relationship that may affect how we vote on the issuer’s proxy. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients’ best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a conflict of interests, including: (i) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of and any contact that they have had with any interested party regarding a proxy vote; (ii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iii) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients’ best interests. For example, if our proposed vote is consistent with our stated proxy voting policy, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management’s recommendation, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management’s recommendation, and is also consistent with the views of an independent source, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management’s recommendation and is contrary to the views of an independent source, the proposal is reviewed by the appropriate proxy committee for final determination.

Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Alliance Capital may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.

Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Acting General Counsel, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

July 2003

ALLIANCE CAPITAL MANAGEMENT L.P.

Description of Proxy Voting Policies and Procedures

On January 31, 2003 the Securities and Exchange Commission adopted Rule 206(4)-6 of the Investment Advisers Act of 1940 which places certain requirements on investment advisers who have voting authority over client securities. The rule requires, among other things, that advisers provide their clients with a description of their voting policies and procedures, disclose to clients where they can get a full copy of the policies and procedures and disclose how they can obtain information about how their adviser voted with respect to their securities. Set forth below is a description of our proxy voting policies and instructions regarding how clients may obtain proxy voting information.

As a registered investment adviser that exercises proxy voting authority over client securities, Alliance Capital Management L.P. has a fiduciary duty to vote proxies in a timely manner and make voting decisions that are in our clients’ best interests. In this regard, we have adopted a Statement of Policies and Procedures for Voting Proxies on Behalf of Discretionary Client Accounts (the “Statement of Policies and Procedures”). This Statement of Policies and Procedures reflects the policies of Alliance Capital, including its Bernstein Investment Research and Management unit, and Alliance Capital’s investment management subsidiaries.

Our Statement of Policy and Procedures is a set of proxy voting guidelines that, when followed, is intended to maximize the value of the securities in our clients’ accounts. It describes Alliance Capital’s approach to analyzing voting issues, identifies the persons responsible for determining how to vote proxies and includes our procedures for addressing material conflicts of interest that may arise between our interests and those of our clients in connection with our consideration of a proxy.

In addition, we have adopted a Proxy Voting Manual that provides further detail into our proxy voting process and addresses a range of specific voting issues.

Clients may obtain a copy of the Statement of Policies and Procedures, our Proxy Voting Manual, as well as information about how Alliance Capital voted with respect to their securities by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request to: Mark R. Manley, Senior Vice President and Assistant General Counsel, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

DAVID L. BABSON & COMPANY INC.

PROXY VOTING POLICIES AND PROCEDURES

Amended and Restated as of July 1, 2003

I.    Purpose

The purpose of these proxy voting policies and procedures (the “Policy”) is to ensure that David L. Babson & Company Inc. (“Babson”) fulfills its responsibility under Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Rule 206(4)-6 requires, among other matters, that Babson adopt written policies and procedures that are reasonably designed to ensure that Babson votes client securities in the best interests of such clients and describe how Babson addresses material conflicts that may arise between Babson’s interests and those of its clients.

II.    Proxy Voting Policy

Babson views the voting of proxies as an integral part of its investment management responsibility and believes, as a general principle, that proxies should be voted solely in the best interests of its clients (i.e. prudently and in a manner believed by Babson to best protect and enhance an investor’s returns). To implement this general principle, it is Babson’s policy to generally vote proxies in accordance with the recommendations of Institutional Shareholder Services (“ISS”), a recognized authority on proxy voting and corporate governance, or, in cases where ISS has not made any recommendations with respect to a proxy, in accordance with ISS’s proxy voting guidelines. A summary of ISS’s current proxy voting guidelines is attached as Appendix A.

Babson recognizes, however, that there may be times when Babson believes that it will be in the best interests of clients holding the securities to be voted to (1) vote against ISS’s recommendations or (2) in cases where ISS has not provided Babson with any recommendations with respect to a proxy1, vote against ISS’s proxy voting guidelines. Babson may vote, in whole or part, against ISS’s recommendations or ISS’s proxy voting guidelines, as applicable, if such vote is authorized by the Policy. The procedures set forth herein are designed to ensure that votes against ISS’s recommendations or proxy voting guidelines have been made in the best interests of clients and are not the result of any material conflict of interest (a “Material Conflict”). For purposes of the Policy, a Material Conflict shall mean any position, relationship or interest, financial or otherwise, of Babson (or any person authorized under the Policy to vote proxies on behalf of Babson) that would or could reasonably be expected to affect Babson’s or such person’s independence or judgment concerning how to vote proxies.

III.    Administration of Proxy Voting Policy

A.  Proxy Committee:    Babson hereby creates a standing committee of Babson officers to be called the Proxy Committee. Members of the Proxy Committee shall be appointed (and may be discharged) by the Chief Executive Officer of Babson. The Committee shall (1) review the Policy and Babson’s implementation of the Policy, including ISS’s Guidelines and how proxies have been voted, at least annually to ensure that it serves its intended purpose, (2) make such amendments to the Policy as it deems necessary or appropriate to ensure that proxies are voted in clients’ best interests, provided that any such amendment is approved by Babson’s Chief Executive Officer and General Counsel, (3) approve the Proxy Voting Form(s), (4) provide for the disclosures required by Section VI below, and (5) report to Babson’s Board of Directors regarding any amendments to the Policy. A majority of the members of the Proxy Committee shall constitute a quorum for the conduct of business and the act of a majority or more of the members present at a meeting at which a quorum is present shall be the act of the Proxy Committee. The Proxy Committee may also act by a written instrument signed by a majority of its members. The Proxy Committee may also designate one or more Proxy Committee members who shall each be individually authorized to vote proxies to the extent provided in Section IV.

[1]	If a proxy involves an issue not addressed by ISS’s Guidelines, it shall be analyzed on a case-by-case basis.

B.  Proxy Administrators:    Babson’s Chief Operating Officer shall designate one or more Proxy Administrators (each, a “Proxy Administrator”). The Proxy Administrator shall have such responsibilities as are set forth in this Policy and such additional responsibilities as may be provided for by the Proxy Committee.

IV.    Proxy Voting Procedures

A.  New Account Procedures:    Babson’s investment management agreements for its institutional equity investment accounts and its private clients group accounts generally convey the authority to vote proxies to Babson. When the agreement states that the client has delegated proxy-voting authority to Babson, Babson will vote such proxies in accordance with this Policy. In the event a client makes a written request that Babson vote in accordance with such client’s proxy voting policy and provides the client’s proxy voting policy to Babson, Babson will vote as instructed by the client. In the event a contract is silent on the matter, Babson should get written confirmation from such client as to its preference, where possible. Because proxy voting is integral to the investment process, Babson takes the position that it will assume proxy voting responsibilities in those situations where the contract is silent and the client has provided no further instructions as to its preferences.

B.  Handling of Proxies:    All proxy statements and proxy cards received by a Babson employee are to be immediately forwarded to the designated Proxy Administrator for logging and posting of votes. If a proxy statement is received by an office for which there is no Proxy Administrator, such proxy statement shall be immediately forwarded to the Springfield Proxy Administrator.

C.  Voting Proxies:    Babson will generally vote all client proxies in accordance with ISS’s recommendation or proxy voting guidelines, unless a person(s) authorized by the Proxy Committee (each, a “Proxy Analyst”), the Proxy Committee or designated member of the Proxy Committee, as applicable, determines that it is in clients’ best interests to vote against ISS’s recommendation or proxy voting guidelines2. In these cases:

If (i) a Proxy Analyst recommends that a proxy should be voted against ISS’s recommendation or proxy voting guidelines, and (ii) no other Proxy Analyst reviewing such proxy disagrees with such recommendation, and (iii) no known Material Conflict is identified by the Proxy Analyst(s) or the Proxy Administrator, the Proxy Administrator will vote the proxy or post the proxy for voting in accordance with the Proxy Analyst’s recommendation. Otherwise, the proxy is to be submitted to a member of the Proxy Committee, who shall determine how to vote the proxy unless (i) the Proxy Administrator has identified a Babson Material Conflict or (ii) said Proxy Committee member has identified a Material Conflict personal to him or her self or a Babson Material Conflict. In such cases, the proxy shall be submitted to the Proxy Committee, which may authorize a vote against ISS’s recommendation or proxy voting guidelines only if the Proxy Committee determines that such vote is in the clients’ best interests.

No employee, officer or director of Babson or its affiliates (other than those assigned such responsibilities under the Policy) may influence how Babson votes any proxy, unless such person has been requested to provide such assistance by a Proxy Analyst or Proxy Committee member and has disclosed any known Material Conflict. Any pre-vote communications prohibited by the Policy shall be reported to the Proxy Committee member prior to voting and to Babson’s General Counsel.

V.    Required Disclosures/Client Request for Information

Babson shall include a concise summary of this Policy in its Form ADV Part II, as well as instructions as to how an advisory client may request a copy of the Policy and/or a record of how Babson voted the client’s proxies. Any client requests for copies of the Policy or a record of how Babson voted the client’s proxies shall be directed to the designated Proxy Administrators, who shall provide the information to the appropriate client service representative in order to respond to any such client in a timely manner.

VI.    Record Keeping Requirements

For Babson’s equity investment clients for which it has discretionary proxy voting authority, Babson has contracted with ISS to retain:

(1)	All proxy statements regarding client securities; and

(2)	All records of votes cast on behalf of clients

for such time periods set forth in the SEC Rule 206(4)-6, under the Advisers Act.

For all other clients and for any proxies received with respect to which ISS has not provided Babson with a recommendation; such information shall be retained by the Proxy Administrators for the Babson office receiving the proxy for such time periods set forth in the SEC Rule 206(4)-6 under the Advisers Act. To the extent that such records relate to proxies voted on behalf of an investment company for which Babson serves as investment adviser or investment sub-adviser, such records shall include the following detail:

(1)	The name of the issuer of the portfolio security;

(2)	The exchange ticker symbol of the portfolio security;

(3)	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security, if available;

(4)	The shareholder meeting date;

(5)	A brief identification of the matter voted on;

(6)	Whether the matter was proposed by the issuer or by a security holder;

(7)	Whether the investment company client cast its vote on the matter;

(8)	How the investment company client cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

(9)	Whether the investment company client cast its vote for or against management.

In addition, the Proxy Administrator for each office shall retain for such time periods as set forth in the SEC Rule 206(4)-6 under the Advisers Act:

(1)	The Policy and any amendments thereto;

(2)	All Proxy Voting Forms (including any related document created by the Portfolio Manager or the Proxy Committee that was material to making a decision on how to vote the proxy); and

(3)	All records of client written requests for proxy voting information and the responses thereto.

VII.    Amendments

This Policy has been approved by the Chief Executive Officer and General Counsel of Babson and may be amended by the Proxy Committee with the approval of the Chief Executive Officer and the General Counsel.

APPENDIX A

Effective February 1, 2004

ISS PROXY VOTING GUIDELINES SUMMARY

Following is a concise summary of ISS’s proxy voting policy guidelines.

1.    Auditors

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

•	Tenure of the audit firm

•	Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

•	Length of the rotation period advocated in the proposal

•	Significant audit-related issues

2.    Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally, vote CASE-BY-CASE. But WITHHOLD votes from:

•	Insiders and affiliated outsiders on boards that are not at least majority independent

•	Directors who sit on more than six boards

•	Compensation Committee members if there is a disconnect between the CEO’s pay and performance

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

Open Access (shareholder resolution)

Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent’s rationale.

3.    Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4.    Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.    Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6.    Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.    Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.    Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

9.    Executive and Director Compensation

ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost exceeds the allowable cap.

Vote FOR a plan if the cost is reasonable (below the cap) unless either of the following conditions apply:

•	The plan expressly permits repricing without shareholder approval for listed companies; or

•	There is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value

•	Offering period is 27 months or less, and

•	Potential voting power dilution (VPD) is 10 percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

Shareholder Proposals on Compensation

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

•	Advocate performance-based equity awards (indexed options, premium-priced options, performance-vested awards), unless the proposal is overly restrictive or the company already substantially uses such awards

•	Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10.    Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:

•	FOR proposals for the company to amend its Equal Employment Opportunity (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

•	AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

Summary of Davis Advisors’

Proxy Voting Procedures and Policies

Davis Selected Advisers, L.P. (“Davis Advisors”) votes on behalf of its clients in matters of corporate governance through the proxy voting process. Davis Advisors takes its ownership responsibilities very seriously and believes the right to vote proxies for its clients’ holdings is a significant asset of the clients. Davis Advisors exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients’ investments.

Davis Advisors votes proxies with a focus on the investment implications of each issue. For each proxy vote, Davis Advisors takes into consideration its duty to clients and all other relevant facts available to Davis Advisors at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.

Davis Advisors has adopted written Proxy Voting Procedures and Policies and established a Proxy Oversight Group to oversee voting policies and deal with potential conflicts of interest. In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the portfolio manager for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services.

Clients may obtain a copy of Davis Advisors’ Proxy Voting Procedures and Policies, and/or a copy of how their own proxies were voted, by writing to:

Davis Selected Advisers, L.P.

Attn: Chief Compliance Officer

2949 East Elvira Road, Suite 101

Tucson, Arizona, 85706

A copy of Davis Advisors’ Proxy Voting Procedures and Policies is also included in Davis Advisors’ Form ADV Part II.

Board of Directors Issues

We look for directors to construct long-term compensation plans that do not allow for senior executives to be excessively compensated if long-term returns to shareholders are poor.

Directors also bear responsibility for the presentation of a company’s financial statements and for the choice of broad accounting policies. We believe directors should favor conservative policies.

We generally vote against proposals to classify the board. We generally vote for proposals to repeal classified boards and to elect all directors annually.

Executive Compensation

We believe in paying for performance. We recognize that compensation levels must be competitive and realistic and that under a fair system exceptional managers deserve to be paid exceptionally well.

Corporate Governance Issues

Two principals which Davis Advisors focuses on in considering corporate governance issues are (i) Preserve and expand the power of shareholders in areas of corporate governance; and (ii) Allow responsible management teams to run the business

We will generally vote against management proposals to ratify a poison pill. We will generally vote for shareholder proposals to redeem a poison pill.

We will generally vote against dual class exchange offers. We will generally vote against dual class recapitalizations.

We will generally vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. We will generally vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

We will generally vote against proposals to classify the board. We will generally vote for proposals to repeal classified boards and to elect all directors annually.

We will generally vote against proposals that provide that directors may be removed only for cause. We will generally vote for proposals to restore shareholder ability to remove directors with or without cause.

We will generally vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies. We will generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

We will generally vote for proposals to ratify auditors, unless any of the following apply: (i)An auditor has a financial interest in or association with the company (other than to receive reasonable compensation for services rendered), and is therefore not independent, (ii) Fees for non-audit services are excessive, or (iii) There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

Conflicts of Interest

A potential conflict of interest arises when Davis Advisors has business interests that may not be consistent with the best interests of its client. In reviewing proxy issues to identify any potential material conflicts between Davis Advisors’ interests and those of its clients,

Davis Advisors’ Proxy Oversight Group is charged with resolving material potential conflicts of interest which it becomes aware of. It is charged with resolving conflicts in a manner that is consistent with the best interests of clients. There are many acceptable methods of resolving potential conflicts, and the Proxy Oversight Group exercises its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation:

(1)	Votes consistent with the “General Proxy Voting Policies,” are presumed to be consistent with the best interests of clients;

(2)	Davis Advisors may disclose the conflict to the client and obtain the client’s consent prior to voting the proxy;

(3)	Davis Advisors may obtain guidance from an independent third party;

(4)	The potential conflict may be immaterial; or

(5)	Other reasonable means of resolving potential conflicts of interest which effectively insulate the decision on how to vote client proxies from the conflict.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

September 17, 2003

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS’ other investment adviser subsidiaries (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies included within the MFS Family of Funds (the “MFS Funds”).

These policies and procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C.	Monitoring System;

D.	Records Retention; and

E.	Reports.

A.    VOTING GUIDELINES

1.    General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships. MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the guiding principle that all votes made by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, which are set forth below, that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion to vote these items in accordance with this guiding principle. These underlying guidelines are simply that—guidelines. Each proxy item is considered on a case-by-case basis, in light of all relevant facts and circumstances, and there may be instances in which MFS may vote proxies in a manner different from these guidelines.

As a general matter, MFS maintains a consistent voting position with respect to similar proxy proposals made by various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to the different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS’ best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of MFS’ clients.

From time to time, MFS receives comments on these guidelines and regarding particular voting issues from its clients. Those comments are reviewed and considered periodically, and these guidelines are reviewed each year with MFS Equity Research Department management, the MFS Proxy Review Group and the MFS Proxy Consultant and are revised as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS’ clients. MFS shall be mindful of any and all potential material conflicts of interest that could arise in the voting of these proxies, shall identify, analyze, document and report on any such potential conflicts, and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting on all potential conflicts of interest.

2.    MFS’ Policy on Specific Issues

Non-Salary Compensation Programs

Managements have become increasingly creative and generous with compensation programs involving common stock. The original stock option plans, which called for the optionee to pay the money to exercise the option, are now embellished with no risk benefits such as stock appreciation rights, the use of unexercised options to “buy” stock, and restricted stock at bargain prices.

Stock option plans are supposed to reward results rather than tenure, so the use of restricted stock at bargain prices is not favored. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold.

MFS votes against option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of restricted stock at deep discounts to fair market value.

MFS generally votes against stock option plans that involve stock appreciation rights or the use of unexercised options to “buy” stock.

MFS opposes plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%.

MFS votes in favor of stock option plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option plans for employees. Stock option plans that include options for consultants and other third parties not involved in the management of the company generally are opposed by MFS.

“Golden Parachutes”

From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of any severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain percentage of such officer’s annual compensation. When put to a vote, MFS votes against very large golden parachutes.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including a possible takeover and any proposal that protects management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to board classification and super-majority requirements.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

Dilution

There are many reasons for issuance of stock and most are legitimate. As noted above under “Non-Salary Compensation Programs”, when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device.

Confidential Voting

MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

Independence of Boards of Directors and Committees Thereof

While MFS acknowledges the potential benefits of a company’s inclusion of directors who are “independent” from management, MFS generally opposes shareholder proposals that would require that a majority (or a “super-majority”) of a company’s board be comprised of “independent” directors. Such proposals could inappropriately reduce a company’s ability to engage in certain types of transactions, could result in the exclusion of talented directors who are not deemed “independent”, or could result in the unnecessary addition of additional “independent” directors to a company’s board. However, in view of the special role and responsibilities of various committees of a board of directors, MFS supports proposals that would require that the Audit, Nominating and Compensation Committees be comprised entirely of directors who are deemed “independent” of the company.

Independent Auditors

Recently, some shareholder groups have submitted proposals to limit the nonaudit activities of a company’s audit firm. Some proposals would prohibit the provision of any non-audit services (unless approved in advance by the full board) whereas other proposals would cap non-audit fees so that such fees do not exceed a certain percentage of the audit fees. MFS supports such shareholder proposals that would cap non-audit fees at an amount deemed to be not excessive.

Best Practices Standards

Best practices standards are rapidly evolving in the corporate governance areas as a result of recent corporate failures, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these changes. However, many issuers are not publicly registered, are not subject to these enhanced listing standards or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that—within the circumstances of the environment within which the issuers operate—the proposal is consistent with the best long-term economic interests of our clients.

Foreign Issuers—Share Blocking

In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with these policies and procedures.

Social Issues

There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to report on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

The laws of various states may regulate how the interests of certain clients subject to those laws are voted. For example, the General Laws of The Commonwealth of Massachusetts prohibit the investment of state funds, including retirement system assets, in the following types of investments: (i) financial institutions which directly or through any subsidiary have outstanding loans to any individual or corporation engaged in manufacturing, distribution or sale of firearms, munitions, rubber or plastic bullets, tear gas, armored vehicles or military aircraft for use or deployment in any activity in Northern Ireland; or (ii) any stocks, securities or obligations of any company so engaged. Because of these statutory restrictions, it is necessary when voting proxies for securities held in Massachusetts public pension accounts to support the purpose of this legislation. Thus, on issues relating to these or similar state law questions, it may be necessary to cast ballots differently for these portfolios than MFS might normally do for other accounts.

B.    ADMINISTRATIVE PROCEDURES

1.    MFS Proxy Review Group

The administration of these policies and procedures is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS’ Proxy Consultant. The MFS Proxy Review Group:

a.	Reviews these policies and procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these guidelines and (ii) votes not clearly governed by these guidelines; and

c.	Considers special proxy issues as they may arise from time to time. The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

2.    Potential Conflicts of Interest

The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS’ clients. Any attempt to influence MFS’ voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these responsibilities.

In cases where proxies are voted in accordance with these policies and guidelines, no conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these policies and guidelines, or (ii) matters presented for vote are not clearly governed by these policies and guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the “MFS Significant Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

c.	If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. The MFS Proxy Review Group is responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated as necessary, but no less frequently than quarterly.

3.    Gathering Proxies

Nearly all proxies received by MFS originate at Automatic Data Processing Corp. (“ADP”). ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s custodian or, less commonly, to the client itself. Each client’s custodian is responsible for forwarding all proxy solicitation materials to MFS (except in the case of certain institutional clients for which MFS does not vote proxies). This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, and proxy statements, the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the “Proxy Administrator”), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS’ Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders’ meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group and most proxies can be voted electronically. In addition to receiving the hard copies of materials relating to meetings of shareholders of issuers whose securities are held by the Funds and/or clients, the ballots and proxy statements can be printed from the Proxy Administrator’s system and forwarded for review.

4.    Analyzing Proxies

After input into the Proxy Administrator system, proxies which are deemed to be completely routine (e.g., those involving only uncontested elections of directors, appointments of auditors, and/or employee stock purchase plans)1 are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. Proxies that pertain only to merger and acquisition proposals are forwarded initially to an appropriate MFS portfolio manager or research analyst for his or her recommendation. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.2

Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies summarized under “Voting Guidelines,” and all other relevant materials. His or her recommendation as to how each proxy proposal should be voted is indicated on copies of proxy cards, including his or her rationale on significant items. These cards are then forwarded to the MFS Proxy Review Group.

As a general matter, portfolio managers and investment analysts are consulted and involved in developing MFS’ substantive proxy voting guidelines, but have little or no involvement in or knowledge of proxy proposals or voting positions taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize or remove the potential that proxy solicitors, issuers, and third parties might attempt to exert influence on the vote or might create a conflict of interest that is not in what MFS believes to be the best long-term economic interests of our clients. In limited, specific instances (e.g., mergers), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. The MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted. As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be examined, explained and reported in accordance with the procedures set forth in these policies.

5.    Voting Proxies

After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator’s system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for

[1]	Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, there is an expanded list of items that are deemed routine (and therefore automatically voted in favor) for foreign issuers, including the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) the discharge of management and supervisory boards; and (v) approval of share repurchase programs.
[2]	From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group will determine the vote in what MFS believes to be the best long-term economic interests of its clients.

the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

C.    MONITORING SYSTEM

It is the responsibility of the Proxy Administrator and MFS’ Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator’s system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company’s stock and the number of shares held on the record date with the Proxy Administrator’s listing of any upcoming shareholder’s meeting of that company.

When the Proxy Administrator’s system “tickler” shows that the date of a shareholders’ meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client’s custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D.    RECORDS RETENTION

MFS will retain copies of these policies and procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for a period of six years. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, the dates when proxies were received and returned, and the votes on each company’s proxy issues, are retained for six years.

E.    REPORTS

MFS Funds

Periodically, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a listing of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

All MFS Advisory Clients

At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

NORTHERN TRUST

PROXY VOTING

The Trust, on behalf of the Portfolios, has delegated the voting of portfolio securities to Northern Trust in its capacity as Investment Adviser. Northern Trust has adopted proxy voting policies and procedures (the “Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which Northern Trust has voting discretion, including the Portfolios. Under the Proxy Voting Policy, shares are to be voted in the best interests of the Portfolios.

Normally, Northern Trust exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the “Proxy Guidelines”) set forth in the Proxy Voting Policy. The Proxy Guidelines address, for example, proposals to classify the board of directors, to eliminate cumulative voting, to limit management’s ability to alter the size of the board, to require shareholder ratification of poison pills, to require a supermajority shareholder vote for charter or bylaw amendments and mergers or other significant business combinations, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares, to create or abolish preemptive rights, to approve executive and director compensation plans, to limit executive and director pay, to opt in or out of state takeover statutes and to approve mergers, acquisitions, corporate restructuring, spin-offs, assets sales or liquidations.

A Proxy Committee comprised of senior Northern Trust investment and compliance officers has the responsibility for the content, interpretation and application of the Proxy Guidelines. In addition, Northern Trust has retained an independent third party (the “Service Firm”) to review proxy proposals and to make voting recommendations to the Proxy Committee in a manner consistent with the Proxy Guidelines. The Proxy Committee may apply these Proxy Guidelines with a measure of flexibility. Accordingly, except as otherwise provided in the Proxy Voting Policy, the Proxy Committee may vote proxies contrary to the recommendations of the Service Firm if it determines that such action is in the best interests of a Portfolio. In exercising its discretion, the Proxy Committee may take into account a variety of factors relating to the matter under consideration, the nature of the proposal and the company involved. As a result, the Proxy Committee may vote in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company’s record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead the Proxy Committee to conclude that particular proposals present unacceptable investment risks and should not be supported. The Proxy Committee also evaluates proposals in context. A particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package. Special circumstances may also justify casting different votes for different clients with respect to the same proxy vote.

Northern Trust may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships with persons having an interest in the outcome of certain votes. For example, Northern Trust may provide trust, custody, investment management, brokerage, underwriting, banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Occasionally, Northern Trust may also have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. Northern Trust may also be required to vote proxies for securities issued by Northern Trust Corporation or its affiliates or on matters in which Northern Trust has a direct financial interest, such as shareholder approval of a change in the advisory fees paid by a Portfolio. Northern Trust seeks to address such conflicts of interest through various measures, including the establishment, composition and authority of the Proxy Committee and the retention of the Service Firm to perform proxy review and vote recommendation functions. The Proxy Committee has the responsibility of determining whether a proxy vote involves a potential conflict of interest and how the conflict should be addressed in conformance with the Proxy Voting Policy. The Proxy Committee may resolve such conflicts in any of a variety of ways, including the following: voting in accordance with the vote recommendation of the Service Firm; voting in accordance with the recommendation of an independent fiduciary appointed for that purpose; voting pursuant to client direction by seeking instructions from the Board of Trustees of the Trust; or by voting pursuant to a “mirror voting” arrangement under which shares are voted in the same manner and proportion as shares over which Northern Trust does not have voting discretion. The method selected by the Proxy Committee may vary depending upon the facts and circumstances of each situation.

Northern Trust may choose not to vote proxies in certain situations or for a Portfolio. This may occur, for example, in situations where the exercise of voting rights could restrict the ability to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”).

RS Investment Management, L.P.

RS Investment Management, Inc.

RS Growth Group LLC

RS Value Group LLC

SUMMARY DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES

Each of the RS investment advisory firms (each, an “Adviser”) has adopted policies and procedures (the “Policies”) that govern how it votes proxies relating to securities owned by its advisory clients for which the Adviser exercises voting authority and discretion (the “Proxies”). The advisory clients for which the Advisers vote Proxies are registered investment companies and certain other institutional accounts. The Policies do not apply to any client that has explicitly retained authority and discretion to vote its own proxies or delegated that authority and discretion to a third party.

The guiding principle by which the Advisers vote on all matters submitted to security holders is to act in a manner consistent with the best interest of their clients, without subrogating the clients’ interests to those of the Advisers. The Policies are designed to ensure that material conflicts of interest on the part of an Adviser or its affiliates do not affect voting decisions on behalf of the Advisers’ clients.

The Advisers have adopted detailed proxy voting guidelines (the “Guidelines”) that set forth how they plan to vote on specific matters presented for shareholder vote. In most cases, the Guidelines state specifically whether proxies will be voted by the Advisers for or against a particular type of proposal. The indicated vote in the Guidelines is the governing position on any matter specifically addressed by the Guidelines.

Because the Guidelines have been pre-established by the Advisers, voting of Proxies in accordance with the Guidelines is intended to limit the possibility that any conflict of interest might motivate an Adviser’s voting decision with respect to a proposal. However, an Adviser is permitted to override the Guidelines (an “Override”) with respect to a particular shareholder vote when the Adviser believes the Override to be in a client’s best interest. In addition, there may be situations involving matters presented for shareholder vote that are not governed by the Guidelines (any such vote being a “Special Vote”). In connection with any Override or Special Vote, a determination is made by the Advisers’ chief compliance officer whether there is any material conflict of interest between the Adviser, on the one hand, and the relevant advisory clients, on the other, arising out of the provision of certain services or products by an Adviser to the company on whose behalf Proxies are being solicited, personal shareholdings of any Adviser personnel in the company, or any other relevant material conflict of interest. Any such determination must be reviewed by the chief operating officer of the Advisers.

Certain aspects of the administration of the Policies are governed by a Proxy Policy Committee comprised of senior management personnel and compliance personnel at the Advisers. The Committee oversees the Proxy voting process generally and may be consulted in specific cases concerning the voting of Proxies.

The Advisers have retained Investor Responsibility Research Center (“IRRC”) to handle the administrative aspects of voting proxies for the accounts of our advisory clients. IRRC monitors the accounts and their holdings to be sure that all Proxies are received and votes are cast. In addition, the Advisers’ compliance department on a regular basis monitors matters presented for shareholder votes and tracks the voting of the Proxies.

Clients may obtain a copy of the Policies and information regarding how the Advisers have voted securities held in their accounts, by contacting Scott Smith at (415) 591-2779.

The Policies are subject to change at any time without notice.

SUMMARY OF PROXY VOTING GUIDELINES

July 2003

Election of Directors:    Unless it is determined that there are compelling reasons for withholding votes for directors, we will generally vote in favor of the management proposed slate of directors.

Appointment of Auditors:    RS Investments believes that management remains in the best position to choose the accounting firm and will generally support management’s recommendation, except if there is reason to question the independence of the company’s auditors.

Changes in Capital Structure:    RS Investments will generally cast its votes in accordance with the company’s management on such proposals. However, we will review and analyze on a case-by-case basis any proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. We will vote against a management proposal to authorize or issue preferred stock, dual class stock and stock warrants.

Corporate Restructurings, Mergers and Acquisitions:    As RS Investments conducts extensive due diligence on company management, we believe that management will make decisions consistent with the best interests of shareholders. Accordingly, we will generally vote in favor of management proposals. However, we will also consider the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held and vote against management if we feel it is in the best interest of the issuers shareholders.

Proposals Affecting Shareholder Rights:    RS Investments believes that certain fundamental rights of shareholders should be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights, except that we will vote against a proposal if we believe that any adverse economic impact of the proposal on shareholders outweighs any improvement in shareholder rights.

Corporate Governance:    RS Investments recognizes the importance of good corporate governance and will generally vote in favor of proposals promoting transparency and accountability within a company.

Anti-Takeover Measures:    RS Investments believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals the purpose or effect of which is to entrench management or dilute shareholder voting power and we will support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers.

Executive Compensation:    RS Investments believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. We will generally vote with management on such proposals. However, we will vote against management proposals for a stock option plan if it is not determined to be in the best long- term interest of shareholders. Examples of management proposals we would vote against include dilution of shareholder equity in excess of 10%, option exercise prices below the market price on the date of grant and re-pricing of underwater stock options without shareholder approval. We will generally support management proposals to approve annual bonus plans and proposals that seek additional disclosure of executive compensation.

Social and Corporate Responsibility:    RS Investments will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether the proposal will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Annex C

PROXIES VOTED ON A CASE-BY-CASE BASIS

All proxy ballots shall be voted on a case-by-case basis if RSIM owns greater than 5% of the issuer’s outstanding common stock across all of its client accounts.

WADDELL & REED INVESTMENT MANAGEMENT COMPANY

Proxy Voting Policy

The Funds have delegated all proxy voting responsibilities to their investment manager. WRIMCO has established guidelines that reflect what it believes are desirable principles of corporate governance.

Listed below are several reoccurring issues and WRIMCO’s corresponding positions.

Board of Directors Issues:

WRIMCO generally supports proposals requiring that a majority of the Board consist of outside, or independent, directors.

WRIMCO generally votes against proposals to limit or eliminate liability for monetary damages for violating the duty of care.

WRIMCO generally votes against indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention. The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. WRIMCO will support such protection so long as it does not exceed reasonable standards.

WRIMCO generally votes against proposals requiring the provision for cumulative voting in the election of directors as cumulative voting may allow a minority group of shareholders to cause the election of one or more directors.

Corporate Governance Issues:

WRIMCO generally supports proposals to ratify the appointment of independent accountants/auditors unless reasons exist which cause it to vote against the appointment.

WRIMCO generally votes against proposals to restrict or prohibit the right of shareholders to call special meetings.

WRIMCO generally votes against proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.

WRIMCO generally votes for proposals to authorize an increase in the number of authorized shares of common stock.

WRIMCO generally votes against proposals for the adoption of a Shareholder Rights Plan (sometimes “Purchase Rights Plan”). It believes that anti-takeover proposals are generally not in the best interest of shareholders. Such a Plan gives the Board virtual veto power over acquisition offers which may well offer material benefits to shareholders.

Executive/Employee Issues:

WRIMCO will generally vote for proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the Plan is reasonably limited.

Political Activity:

WRIMCO will generally vote against proposals relating to corporate political activity or contributions, or to require the publication of reports on political activity or contributions made by political action committees (PAC’s) sponsored or supported by the corporation. PAC contributions are generally made with funds contributed voluntarily by employees, and provide positive individual participation in the political process of a democratic society. In addition, Federal and most state laws require full disclosure of political contributions made by PAC’s. This is public information and available to all interested parties.

Conflicts of Interest Between WRIMCO and the Funds:

WRIMCO will use the following three-step process to address conflicts of interest: (1) WRIMCO will attempt to identify any potential conflicts of interest; (2) WRIMCO will then determine if the conflict as identified is material; and (3) WRIMCO will follow the procedures established below to ensure that its proxy voting decisions are based on the best interests of the Funds and are not the product of a material conflict.

I.  Identifying Conflicts of Interest:    WRIMCO will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the fund’s shareholders on a proxy voting matter. WRIMCO will review any potential conflicts that involve the following four general categories to determine if there is a conflict and if so, if the conflict is material:

•	Business Relationships—WRIMCO will review any situation for a material conflict where WRIMCO manages money for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it is determined that WRIMCO (or an affiliate) otherwise has a similar significant relationship with a third party such that the third party might have an incentive to encourage WRIMCO to vote in favor of management.

•	Personal Relationships—WRIMCO will review any situation where it (or an affiliate) has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.

•	Familial Relationships—WRIMCO will review any situation where it (or an affiliate) has a known familial relationship relating to a company (e.g., a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists.

WRIMCO will designate an individual or committee to review and identify proxies for potential conflicts of interest on an ongoing basis.

II.  “Material Conflicts”:    WRIMCO will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, WRIMCO will attempt to detect those relationships deemed material based on the reasonable likelihood that they would be viewed as important by the average shareholder.

In considering the materiality of a conflict, WRIMCO will take a two-step approach:

•	Financial Materiality—A relationship will be considered presumptively non-material unless the relationship represents 5% or more of WRIMCO’s annual revenue. If the relationship involves an affiliate, the “material” benchmark will be 15% or more of WRIMCO’s annual revenue.

•	Non-Financial Materiality—WRIMCO will review all known relationships of portfolio managers and senior management for improper influence.

III.  Procedures to Address Material Conflicts:    WRIMCO will use the following techniques to vote proxies that have been determined to present a “Material Conflict.”

•	Use a Proxy Voting Service for Specific Proposals—As a primary means of voting material conflicts, WRIMCO will vote per the recommendation of an independent proxy voting service (Institutional Shareholder Services (“ISS”) or another independent third party if a recommendation from ISS is unavailable).

•	Client directed—If the Material Conflict arises from WRIMCO’s management of a third party account and the client provides voting instructions on a particular vote, WRIMCO will vote according to the directions provided by the client.

•	Use a Predetermined Voting Policy—If no directives are provided by either ISS or the client, WRIMCO may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, should such subject matter fall sufficiently within the identified subject matter. If the issue involves a material conflict and WRIMCO chooses to use a predetermined voting policy, WRIMCO will not be permitted to vary from the established voting policies established herein.

•	Seek Board Guidance—If the Material Conflict does not fall within one of the situations referenced above, WRIMCO may seek guidance from the Funds’ Board of Directors on matters involving a conflict. Under this method, WRIMCO will disclose the nature of the conflict to the Fund Board and obtain the Board’s consent or direction to vote the proxies. WRIMCO may use the Board Guidance to vote proxies for its non-mutual fund clients.

WELLINGTON MANAGEMENT COMPANY, LLP

Proxy Policies and Procedures

Dated: April 30, 2003

Introduction    Wellington Management Company, llp (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients around the world.

Wellington Management’s Proxy Voting Guidelines, attached as Exhibit A to these Proxy Policies and Procedures, set forth the guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Proxy Voting Guidelines set forth general guidelines for voting proxies, each proposal is evaluated on its merits. The vote entered on a client’s behalf with respect to a particular proposal may differ from the Proxy Voting Guidelines.

Statement of Policies    As a matter of policy, Wellington Management:

1.	Takes responsibility for voting client proxies only upon a client’s written request.

2.	Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

3.	Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country in which it is involved.

4.	Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

5.	Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

6.	Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer’s corporate governance as part of the investment process.

7.	Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8.	Provides all clients, upon request, with copies of these Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9.	Reviews regularly the voting record to ensure that proxies are voted in accordance with these Proxy Policies and Procedures and the Proxy Voting Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

Responsibility and Oversight

Wellington Management has a Proxy Committee, established by action of the firm’s Executive Committee, that is responsible for the review and approval of the firm’s written Proxy Policies and Procedures and its Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm’s Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Proxy Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Proxy Group within the Legal Services Department. In addition, the Proxy Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

Statement of Procedures

Wellington Management has in place certain procedures for implementing its proxy voting policies.

General Proxy Voting

Authorization to Vote.    Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

Receipt of Proxy.    Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client’s custodian bank. If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management. Wellington Management may receive this voting information by mail, fax, or other electronic means.

Reconciliation.    To the extent reasonably practicable, each proxy received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.

Research.    In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

Proxy Voting.    Following the reconciliation process, each proxy is compared against Wellington Management’s Proxy Voting Guidelines, and handled as follows:

Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by the Proxy Group and voted in accordance with the Proxy Voting Guidelines.

•	Issues identified as “case-by-case” in the Proxy Voting Guidelines are further reviewed by the Proxy Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•	Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Material Conflict of Interest Identification and Resolution Processes.    Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Proxy Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships and publishes those to individuals involved in the proxy voting process. In addition, the Proxy Committee encourages all personnel to contact the Proxy Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Proxy Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by the designated members of the Proxy Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Proxy Committee should convene. Any Proxy Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

Securities Lending.    Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration.    Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client’s portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

Lack of Adequate Information, Untimely Receipt of Proxy, Immaterial Impact, or Excessive Costs.    Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In instances where the aggregate shareholding to be voted on behalf of clients is less than 1% of shares outstanding, or the proxy matters are deemed not material to shareholders or the issuer, Wellington Management may determine not to enter a vote. Wellington Management’s practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.

Additional Information

Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management’s Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

WELLINGTON MANAGEMENT COMPANY, LLP

Proxy Voting Guidelines

Dated: April 30, 2003

Exhibit A

Introduction

Upon a client’s written request, Wellington Management Company, llp (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. Wellington Management established these Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

These Guidelines are based on Wellington Management’s fiduciary obligation to act in the best interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry.

Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

Voting Guidelines

Composition and Role of the Board of Directors

•	Election of Directors: For

•	Repeal Classified Board (SP): For

•	Adopt Director Tenure/Retirement Age (SP): Against

•	Minimum Stock Ownership by Directors (SP): Case-by-Case

•	Adopt Director & Officer Indemnification: For

•	Allow Special Interest Representation to Board (SP): Against

•	Require Board Independence (SP): For

•	Require Board Committees to be Independent (SP): For

•	Require a Separation of Chair and CEO or Require a Lead Director (SP): Case-by-Case

•	Boards not Amending Policies That are Supported by a Majority of Shareholders: Withhold vote*

*	on all Directors seeking election the following year

•	Approve Directors’ Fees: For

•	Approve Bonuses for Retiring Directors: For

•	Elect Supervisory Board/Corporate Assembly: For

Management Compensation

•	Adopt/Amend Stock Option Plans: Case-by-Case

•	Adopt/Amend Employee Stock Purchase Plans: For

•	Eliminate Golden Parachutes (SP): For

•	Expense Future Stock Options (SP): For

•	Shareholder Approval of All Stock Option Plans (SP): For

•	Shareholder Approval of Future Severance Agreements Covering Senior Executives (SP): For

•	Recommend Senior Executives Own and Hold Company Stock, not Including Options (SP): For

•	Disclose All Executive Compensation (SP): For

Reporting of Results

•	Approve Financial Statements: For

•	Set Dividends and Allocate Profits: For

•	Limit Non-Audit Services Provided by Auditors (SP): For

•	Ratify Selection of Auditors and Set Their Fees: For

•	Elect Statutory Auditors: For

Shareholder Voting Rights

•	Adopt Cumulative Voting (SP): Against

•	Redeem or Vote on Poison Pill (SP): For

•	Authorize Blank Check Preferred Stock: Against

•	Eliminate Right to Call a Special Meeting: Against

•	Increase Supermajority Vote Requirement: Against

•	Adopt Anti-Greenmail Provision: For

•	Restore Preemptive Rights: Case-by-Case

•	Adopt Confidential Voting (SP): For

•	Approve Unequal Voting Rights: Against

•	Remove Right to Act by Written Consent: Against

•	Approve Binding Shareholder Proposals: Case-by-Case

Capital Structure

•	Increase Authorized Common Stock: Case-by-Case

•	Approve Merger or Acquisition: Case-by-Case

•	Approve Technical Amendments to Charter: Case-by-Case

•	Opt Out of State Takeover Statutes: For

•	Consider Non-Financial Effects of Mergers: Against

•	Authorize Share Repurchase: For

•	Authorize Trade in Company Stock: For

•	Issue Debt Instruments: For

Social Issues

•	Endorse the Ceres Principles (SP): Case-by-Case

•	Disclose Political and PAC Gifts (SP): For

•	Require Adoption of International Labor Organization’s Fair Labor Principles (SP): Case-by-Case

Miscellaneous

•	Approve Other Business: Abstain

•	Approve Reincorporation: Case-by-Case

PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

PART C: OTHER INFORMATION

Item 23: Exhibits

Exhibit A:

Registrant’s Agreement and Declaration of Trust, as restated May 14, 1993, incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A (as filed with the SEC via EDGAR), and Form of Amendment as amended.

Exhibit B:

Registrant’s By-Laws, as amended and restated August 6, 1993, incorporated by reference to Exhibit 2 of Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A (as filed with the SEC via EDGAR).

Exhibit C:

Not Applicable.

Exhibit D:

(1) Investment Management Agreement between the Registrant and Massachusetts Mutual Life Insurance Company (“MassMutual”) with respect to MML Equity Fund, MML Equity Index Fund, MML Small Cap Value Equity Fund (now known as MML Small Cap Equity Fund), MML Growth Equity Fund and MML Small Cap Growth Equity Fund.(1)

(2) Investment Sub-Advisory Agreement between MassMutual and David L. Babson Company Inc. (“David L. Babson”) regarding the MML Blend Fund (Equity Segment) incorporated by reference to Exhibit No. 5(a) of Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A (as filed with the SEC via EDGAR).

(3) Investment Sub-Advisory Agreement between MassMutual and David L. Babson regarding the MML Equity Fund, incorporated by reference to Exhibit No. 5(a) of Post-Effective Amendment No. 39 to Registrant’s Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A (as filed with the SEC via EDGAR).

(4) Investment Sub-Advisory Agreement between MassMutual and David L. Babson for the MML Small Cap Value Fund (now known as the MML Small Cap Equity Fund), incorporated by reference to Exhibit No. 5(a) of Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A (as filed with the SEC via EDGAR).

(5) Investment Sub-Advisory Agreement for the MML Growth Equity Fund between MassMutual and Massachusetts Financial Services Company (“MFS”).(2)

(6) Investment Sub-Advisory Agreement for the MML Small Cap Growth Equity Fund between MassMutual and Waddell & Reed Investment Management Company (“Waddell & Reed”).(4)

(7) Investment Management Agreement dated as of January 1, 2000 between MassMutual and Registrant on behalf of MML Money Market Fund, incorporated by reference to Exhibit D(9)(a) of Registrant’s Post-Effective Amendment No. 45 to the Registration Statement filed via EDGAR on February 15, 2001.

(8) Investment Management Agreement dated as of January 1, 2000 between MassMutual and Registrant on behalf of MML Blend Fund, incorporated by reference to Exhibit D(9)(b) of Registrant’s Post-Effective Amendment No. 45 to the Registration Statement filed via EDGAR on February 15, 2001.

(9) Investment Management Agreement between MassMutual and Registrant on behalf of MML Equity Index Fund effective as of May 1, 2000, incorporated by reference to Exhibit D(10) of Registrant’s Post-Effective Amendment No. 45 to the Registration Statement filed via EDGAR on February 15, 2001.

(10) Investment Management Agreement between MassMutual and Registrant on behalf of MML Large Cap Value Fund effective as of May 1, 2000, incorporated by reference to Exhibit D(11) of Registrant’s Post-Effective Amendment No. 45 to the Registration Statement filed via EDGAR on February 15, 2001.

(11) Investment Management Agreement between MassMutual and Registrant on behalf of MML OTC 100 Fund effective as of May 1, 2000, incorporated by reference to Exhibit D(12) of Registrant’s Post-Effective Amendment No. 45 to the Registration Statement filed via EDGAR on February 15, 2001.

(12) Investment Management Agreement between MassMutual and Registrant on behalf of MML Emerging Growth Fund effective as of May 1, 2000, incorporated by reference to Exhibit D(13) of Registrant’s Post-Effective Amendment No. 45 to the Registration Statement filed via EDGAR on February 15, 2001.

(13) Investment Sub-Advisory Agreement between MassMutual and David L. Babson regarding MML Money Market Fund dated as of January 1, 2000, incorporated by reference to Exhibit D(14)(a) of Registrant’s Post-Effective Amendment No. 45 to the Registration Statement filed via EDGAR on February 15, 2001.

(14) Investment Sub-Advisory Agreement between MassMutual and David L. Babson regarding MML Managed Bond Fund dated as of January 1, 2000, incorporated by reference to Exhibit D(14)(b) of Registrant’s Post-Effective Amendment No. 45 to the Registration Statement filed via EDGAR on February 15, 2001.

(15) Investment Sub-Advisory Agreement between MassMutual and David L. Babson regarding MML Blend Fund dated as of January 1, 2000, incorporated by reference to Exhibit D(14)(c) of Registrant’s Post-Effective Amendment No. 45 to the Registration Statement filed via EDGAR on February 15, 2001.

(16) Investment Sub-Advisory Agreement between Davis Selected Advisers, L.P. and MassMutual regarding MML Large Cap Value Fund dated as of May 15, 2001, incorporated by reference to Exhibit D(16) of Registrant’s Post-Effective Amendment No. 51 to the Registration Statement filed via EDGAR on April 28, 2003.

(17) Investment Sub-Advisory Agreement between MassMutual and Northern Trust Investments, Inc. regarding MML Equity Index Fund dated as of January 31, 2003, incorporated by reference to Exhibit D(17) of Registrant’s Post-Effective Amendment No. 51 to the Registration Statement filed via EDGAR on April 28, 2003.

(18) Investment Sub-Advisory Agreement between MassMutual and Northern Trust Investments, Inc. regarding MML OTC 100 Fund dated as of January 31, 2003, dated as of January 31, 2003, incorporated by reference to Exhibit D(18) of Registrant’s Post-Effective Amendment No. 51 to the Registration Statement filed via EDGAR on April 28, 2003.

(19) Investment Sub-Advisory Agreement between RS Investment Management and MassMutual regarding MML Emerging Growth Fund dated as of May 1, 2000, incorporated by reference to Exhibit D(18) of Registrant’s Post-Effective Amendment No. 45 to the Registration Statement filed via EDGAR on February 15, 2001.

(20) Investment Management Agreement between MassMutual and Registrant on behalf of MML Enhanced Index Core Equity Fund effective as of May 1, 2001, incorporated by reference to Exhibit D(19) of Registrant’s Post-Effective Amendment No. 47 to the Registration Statement filed via EDGAR on February 15, 2002.

(21) Investment Management Agreement between MassMutual and Registrant on behalf of MML Small Company Opportunities Fund effective as of May 1, 2001, incorporated by reference to Exhibit D(20) of Registrant’s Post-Effective Amendment No. 47 to the Registration Statement filed via EDGAR on February 15, 2002.

(22) Investment Sub-Advisory Agreement between David L. Babson and MassMutual regarding MML Enhanced Index Core Equity Fund effective as of May 1, 2001, incorporated by reference to Exhibit D(21) of Registrant’s Post-Effective Amendment No. 47 to the Registration Statement filed via EDGAR on February 15, 2002.

(23) Investment Sub-Advisory Agreement between David L. Babson and MassMutual regarding MML Small Company Opportunities Fund effective as of May 1, 2001, incorporated by reference to Exhibit D(22) of Registrant’s Post-Effective Amendment No. 47 to the Registration Statement filed via EDGAR on February 15, 2002.

(24) Investment Sub-Advisory Agreement between Wellington Management Company, LLP and MassMutual regarding MML Small Cap Growth Equity Fund effective as of February 12, 2002, incorporated by reference to Exhibit D(23) of Registrant’s Post-Effective Amendment No. 48 to the Registration Statement filed via EDGAR on April 29, 2002.

(25) Investment Sub-Advisory Agreement between Alliance Capital Management L.P. and MassMutual regarding MML Equity Fund effective as of February 12, 2002, incorporated by reference to Exhibit D(24) of Registrant’s Post-Effective Amendment No. 48 to the Registration Statement filed via EDGAR on April 29, 2002.

(26) Investment Management Agreement between MassMutual and Registrant on behalf of MML Inflation-Protected Bond Fund dated as of August 15, 2002, incorporated by reference to Exhibit D(25) of Registrant’s Post-Effective Amendment No. 50 to the Registration Statement filed via EDGAR on August 14, 2002.

(27) Investment Sub-Advisory Agreement between MassMutual and David L. Babson regarding MML Inflation-Protected Bond Fund dated as of August 15, 2002, incorporated by reference to Exhibit D(27) of Registrant’s Post-Effective Amendment No. 51 to the Registration Statement filed via EDGAR on April 28, 2003.

Exhibit E:

Not Applicable.

Exhibit F:

Deferred Compensation Plan for Trustee of Registrant.(13)

Exhibit G:

(1) Custodian Agreement between Registrant and Investors Bank and Trust Company (“IBT”), on behalf of MML Growth Equity Fund and MML Small Cap Growth Equity Fund, as amended as of March 1, 2000 to add MML Equity Fund, MML Money Market Fund, MML Managed Bond Fund, MML Blend Fund and MML Small Cap Value Equity Fund, and as amended as of May 1, 2000 to add MML Equity Index Fund, MML Large Cap Value Fund, MML OTC 100 Fund and MML Emerging Growth Fund.(6)

Exhibit H:

(1) Administrative and Shareholder Services Agreement with respect to MML Equity Index Fund effective as of May 1, 2000 between Registrant and MassMutual, incorporated by reference to Exhibit H(2) of Registrant’s Post-Effective Amendment No. 45 to the Registration Statement filed via EDGAR on February 15, 2001.

(2) Amendment, dated February 11, 2002, to the Administrative and Shareholder Services Agreement with respect to MML Equity Index Fund incorporated by reference to Exhibit H(2) of Registrant’s Post-Effective Amendment No. 51 to the Registration Statement filed via EDGAR on April 28, 2003.

Exhibit I:

(1) Opinion of counsel as to the legality of shares being registered (for MML Equity Fund, MML Money Market Fund, MML Managed Bond Fund and MML Blend Fund) previously filed with Registrant’s Rule 24F-2 Notice filed electronically on February 27, 1997.

(2) Opinion of counsel as to the legality of shares being registered for MML Equity Index Fund, incorporated by reference to Exhibit 10 of Registrant’s Post-Effective Amendment No. 35 to the Registration Statement filed via EDGAR on February 14, 1997.

(3) Opinion of counsel as to the legality of shares being registered for MML Small Cap Value Equity Fund, incorporated by reference to Exhibit 10 of Registrant’s Post-Effective Amendment No. 40 to the Registration Statement filed via EDGAR on May 29, 1998.

(4) Opinion of counsel as to the legality of shares being registered for the MML Small Cap Growth Equity Fund and MML Growth Equity Fund.(8)

(5) Opinion of counsel as to the legality of shares being registered for MML Large Cap Value Fund, MML OTC 100 Fund and MML Emerging Growth Fund.(14)

(6) Opinion of counsel as to the legality of shares being registered for the MML Enhanced Index Core Equity Fund and MML Small Company Opportunities Fund, incorporated by reference to Exhibit I(5) of Registrant’s Post-Effective Amendment No. 46 to the Registration Statement filed via EDGAR on April 27, 2001.

(7) Opinion of counsel as to the legality of shares being registered for the MML Inflation-Protected Bond Fund, incorporated by reference to Exhibit I(7) of Registrant’s Post-Effective Amendment No. 50 to the Registration Statement filed via EDGAR on August 14, 2002.

Exhibit J:

(1) Consent of Deloitte & Touche LLP is filed herein as Exhibit J(1).

(2) Power of Attorney for Stuart H. Reese, Ronald J. Abdow, Richard H. Ayers, Mary E. Boland, Richard W. Greene and F. William Marshall, Jr., incorporated by reference to Exhibit J(2) of Registrant’s Post-Effective Amendment No. 47 to the Registration Statement filed via EDGAR on

February 15, 2002.

(3) Power of Attorney for Beverly L. Hamilton, incorporated by reference to Exhibit J(3) of Registrant’s Post-Effective Amendment No. 47 to the Registration Statement filed via EDGAR on February 15, 2002.

(4) Power of Attorney for Frederick C. Castellani, incorporated by reference to Exhibit J(4) of Registrant’s Post-Effective Amendment No. 47 to the Registration Statement filed via EDGAR on February 15, 2002.

(5) Power of Attorney for Robert E. Joyal is filed herein as Exhibit J(5).

(6) Power of Attorney for Allan W. Blair is filed herein as Exhibit J(6).

(7) Power of Attorney for R. Alan Hunter, Jr. is filed herein as Exhibit J(7).

Exhibit K:

Not applicable.

Exhibit L:

Not Applicable.

Exhibit M:

Not Applicable.

Exhibit N:

Rule 18f-3 Plan for Registrant, incorporated by reference to Exhibit N of Registrant’s Post-Effective Amendment No. 44 to the Registration Statement filed via EDGAR on May 1, 2000.

Exhibit O:

Not applicable.

Exhibit P:

(1) Code of Ethics for David L. Babson & Company Inc. is filed herein as Exhibit P(1).

(2) Code of Ethics for Davis Selected Advisers, L.P. (15)

(3) Code of Ethics for Waddell & Reed Investment Management Company is filed herein as Exhibit P(3).

(4) Code of Ethics for Massachusetts Financial Services Company. (15)

(5) Code of Ethics for Massachusetts Mutual Life Insurance Company and MML Series Investment Fund is filed herein as Exhibit P(5).

(6) Code of Ethics for Northern Trust Investments, N.A. (17)

(7) Code of Ethics for RS Investment Management, L.P. is filed herein as Exhibit P(7).

(8) Code of Ethics for Wellington Management Company, LLP is filed herein as Exhibit P(8).

(9) Code of Ethics for Alliance Capital Management L.P. is filed herein as Exhibit P(9).

(1)	Incorporated by reference as Exhibit D(2) to Registrant’s Post-Effective Amendment No. 42 to the Registration Statement filed via EDGAR on April 29, 1999.
(2)	Incorporated by reference as Exhibit D(7) to Registrant’s Post-Effective Amendment No. 42 to the Registration Statement filed via EDGAR on April 29, 1999.
(3)	Intentionally omitted.
(4)	Incorporated by reference as Exhibit D(9) to Registrant’s Post-Effective Amendment No. 42 to the Registration Statement filed via EDGAR on April 29, 1999.
(5)	Intentionally omitted.
(6)	Incorporated by reference as Exhibit G(7) to Registrant’s Post-Effective Amendment No. 42 to the Registration Statement filed via EDGAR on April 29, 1999.
(7)	Intentionally omitted.
(8)	Incorporated by reference as Exhibit (I)(3) to Registrant’s Post-Effective Amendment No. 42 to the Registration Statement filed via EDGAR on April 29, 1999.
(9)	Intentionally omitted.
(10)	Intentionally omitted.
(11)	Intentionally omitted.
(12)	Intentionally omitted.
(13)	Incorporated by reference as Exhibit F to Registrant’s Post-Effective Amendment No. 44 to the Registration Statement filed via EDGAR on May 1, 2000.
(14)	Incorporated by reference as Exhibit I(4) to Registrant’s Post-Effective Amendment No. 44 to the Registration Statement filed via

EDGAR on May 1, 2000.
(15)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 46 to the Registration Statement filed via EDGAR on April 27, 2001.
(16)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 48 to the Registration Statement filed via EDGAR on April 29, 2002.
(17)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 51 to the Registration Statement filed via EDGAR on April 28, 2003.

Item 24:	Person Controlled by or Under Common Control with the Fund

At the date of this Post-Effective Amendment to the Registration Statement, Registrant did not, directly or indirectly, control any person. Registrant was organized by MassMutual primarily to offer investors both the opportunity to pursue long-term investment goals and the flexibility to respond to changes in their investment objectives and economic and market conditions. Currently, the Registrant provides a vehicle for the investment of assets of various separate investment accounts established by MassMutual. The assets in such separate accounts are, under state law, assets of the life insurance companies which have established such accounts. Thus, at any time MassMutual and its life insurance company subsidiaries will own such outstanding shares of Registrant’s series as are purchased with separate account assets. As a result, MassMutual will own a substantial number of the shares of Registrant, probably for a number of years.

The following entities are, or may be, deemed to be controlled by MassMutual through the direct or indirect ownership of such entities’ stock.

1. CM Assurance Company, a Connecticut corporation that operates as a life and health insurance company, all the stock of which is owned by MassMutual. This subsidiary is inactive.

2. CM Benefit Insurance Company, a Connecticut corporation that operates as a life and health insurance company, all the stock of which is owned by MassMutual. This subsidiary is inactive.

3. C.M. Life Insurance Company, a Connecticut corporation that operates as a life and health insurance company, all the stock of which is owned by MassMutual.

4. MML Bay State Life Insurance Company, a Connecticut corporation that operates as a life and health insurance company, all the stock of which is owned by C.M. Life Insurance Company.

5. MassMutual Mortgage Finance, LLC, a Delaware limited liability company that makes, acquires, holds and sells mortgage loans, all of the stock of which is owned by MassMutual.

6. The MassMutual Trust Company, a federally chartered stock savings bank that performs trust services, all the stock of which is owned by MassMutual.

7. MML Distributors, LLC, a Connecticut limited liability company that operates as a securities broker-dealer. MassMutual has a 99% ownership interest and MassMutual Holding Company has a 1% ownership interest.

8. MassMutual Holding Company, a Delaware corporation that operates as a holding company for certain MassMutual entities, all the stock of which is owned by MassMutual.

9. MassMutual Funding LLC, a Delaware limited liability company that issues commercial paper, all of the stock of which is owned by MassMutual Holding Company.

10. MassMutual Owners Association, Inc., a Massachusetts company that is authorized to conduct sales and marketing operations, all the stock of which is owned by MassMutual Holding Company.

11. MassMutual Assignment Company, a North Carolina corporation that operates a structured settlement business, all of the stock of which is owned by MassMutual Holding Company.

12. MML Investors Services, Inc., a Massachusetts corporation that operates as a securities broker-dealer. MassMutual Holding Company all the capital stock of which is owned by MassMutual Holding Company.

13. MML Insurance Agency, Inc., a Massachusetts corporation that operates as an insurance broker, all of the stock of which is owned by MML Investors Services, Inc.

14. DISA Insurance Services of America, Inc., an Alabama corporation that operates as an insurance broker. MML Insurance Agency, Inc. owns all the shares of outstanding stock.

15. Diversified Insurance Services of America, Inc., a Hawaii corporation that operated as an insurance broker. MML Insurance Agency, Inc. owned all the shares of outstanding stock. This corporation has been dissolved.

16. MML Insurance Agency of Mississippi, P.C., a Mississippi corporation that operates as an insurance broker and is controlled by MML Insurance Agency, Inc.

17. MML Insurance Agency of Nevada, Inc., a Nevada corporation that operated as an insurance broker, all of the stock of which was owned by MML Insurance Agency, Inc. This corporation has been dissolved.

18. MML Insurance Agency of Texas, Inc., a Texas corporation that operated as an insurance broker and was controlled by MML Insurance Agency, Inc., through an irrevocable proxy arrangement. This corporation has been dissolved.

19. MML Partners, LLC, a Delaware limited liability company that operates as a securities broker-dealer, all of the stock of which is owned by MML Investors Services, Inc.

20. MassMutual Holding MSC, Inc., a Massachusetts corporation that operates as a holding company for MassMutual positions in investment entities organized outside of the United States. MassMutual Holding Company owns all of the outstanding shares of MassMutual Holding MSC, Inc. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws.

21. MassMutual Corporate Value Limited, a Cayman Islands corporation, 46% of the shares of which are owned by MassMutual Holding MSC, Inc.

22. MassMutual Corporate Value Partners Limited, a Cayman Islands corporation that operates as a high yield bond fund. MassMutual Corporate Value Limited holds an ownership interest of approximately 88.3% and MassMutual holds an ownership interest of approximately 4.6%. David L. Babson & Company Inc. acts as sub-adviser for this fund.

23. 9048-5434 Quebec, Inc., a Canadian corporation that operates as the owner of Hotel du Parc in Montreal, Quebec, Canada. MassMutual Holding MSC, Inc. owns all the shares of 9048-5434 Quebec, Inc.

24. 1279342 Ontario Limited, a Canadian corporation that operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada. MassMutual MSC, Inc. owns all of the shares of 1279342 Ontario Limited.

25. Antares Capital Corporation, a Delaware corporation that operates as a finance company. MassMutual Holding Company owns approximately 80% of the capital stock of Antares Capital Corporation.

26. Antares Asset Management, Inc., a Delaware corporation that provides investment advisory/investment management services to private investment funds established by Antares Capital Corporation (such as CDOs), all the stock of which is owned by Antares Capital Corporation.

27. Cornerstone Real Estate Advisers, Inc., a Massachusetts corporation that operates as an investment adviser, all of the stock of which is owned by MassMutual Holding Company.

28. Cornerstone Office Management, LLC, a Delaware limited liability company that serves as the general partner of Cornerstone Suburban Office, L.P. Cornerstone Office Management, LLC is 50% owned by Cornerstone Real Estate Advisers, Inc. and 50% owned by MML Realty Management Corporation.

29. Cornerstone Suburban Office, LP, a Delaware limited partnership, that operates as a real estate operating company. Cornerstone Office Management, LLC holds a 1% general partnership interest in this fund and MassMutual holds a 30% limited partnership interest.

30. DLB Acquisition Corporation (“DLB”), a Delaware corporation that operates as a holding company for the David L. Babson companies. MassMutual Holding Company owns 99% of the outstanding shares of capital stock of DLB.

31. David L. Babson & Company Inc., a Massachusetts corporation that operates as an investment adviser, all of the stock of which is owned by DLB Acquisition Corporation (“DLB”).

32. Charter Oak Capital Management, Inc., a Delaware corporation that formerly operated as a manager of institutional investment portfolios. David L. Babson & Company Inc. owns 100% of the capital stock of Charter Oak Capital Management, Inc.

33. Babson Securities Corporation, a Massachusetts corporation that operates as a securities broker-dealer, all of the stock of which is owned by David L. Babson & Company, Inc.

34. Babson Investment Company, a Massachusetts securities corporation used to hedge certain employee benefit obligations of David L. Babson & Company Inc.

35. S.I. International Assets (formerly known as Babson-Stewart Ivory International), a Massachusetts general partnership that operates as an investment adviser. David L. Babson & Company Inc. holds a 50% ownership interest in the partnership and is one of the general partners.

36. FITech Asset Management, L.P. (“AM”), a Delaware Limited Partnership, formed to manage FITech Domestic Value, L.P. (“the Fund”), a “fund-of-funds” that invests in hedge funds. David L. Babson & Company Inc. is a limited partner in AM, with a 57.84% ownership interest.

37. FITech Domestic Partners, LLC (“DP”), a Delaware LLC that is a general partner of FITech Domestic Value, L.P. David L. Babson & Company Inc. is a limited partner in DP, holding a 57.84% controlling ownership interest.

38. Leland Fund Multi G.P., Ltd. (“Multi”) is a corporation that acts as the general partner to several entities that comprise the hedge fund known as Leland, all the stock of which is owned by David L. Babson & Company Inc.

39. Leland Fund (Cayman), Ltd., a Cayman Islands exempted company that acts as a private investment fund, all the stock of which is owned by Leland Fund Multi G.P., Ltd.

40. Leland Fund (Blocker), Ltd. a Cayman Islands exempted company that acts as a private investment fund, all the stock of which is owned by Leland Fund Multi G.P., Ltd.

41. Oppenheimer Acquisition Corp. (“OAC”), a Delaware corporation that operates as a holding company for the Oppenheimer companies. MassMutual Holding Company owns 96.2% of the capital stock of OAC.

42. OppenheimerFunds, Inc., a Colorado corporation that operates as the investment adviser to the Oppenheimer Funds, all of the stock of which is owned by OAC.

43. Centennial Asset Management Corporation, a Delaware corporation that operates as investment adviser and general distributor of the Centennial Funds. OppenheimerFunds, Inc. owns all of the stock of Centennial Asset Management Corporation.

44. Centennial Capital Corporation, a Delaware corporation that formerly sponsored a unit investment trust, all of the stock of which is owned by Centennial Asset Management Corporation.

45. OppenheimerFunds Distributor, Inc., a New York corporation that operates as a securities broker-dealer, all of the stock of which is owned by OppenheimerFunds, Inc.

46. Oppenheimer Partnership Holding, Inc., a Delaware corporation that operates as a holding company, all of the stock of which is owned by OppenheimerFunds, Inc.

47. Oppenheimer Real Asset Management, Inc., a Delaware corporation that is the sub-adviser to a mutual fund investing in the commodities markets, all of the stock of which is owned by OppenheimerFunds, Inc.

48. Shareholder Financial Services, Inc., a Colorado corporation that operates as a transfer agent for mutual funds, all of the stock of which is owned by OppenheimerFunds, Inc.

49. Shareholder Services, Inc., a Colorado corporation that operates as a transfer agent for various Oppenheimer and MassMutual funds, all of the stock of which is owned by OppenheimerFunds, Inc.

50. OFI Private Investments, Inc., a New York based corporation that operates as a registered investment adviser, managing smaller separate accounts, commonly known as wrap-fee accounts, which are introduced by unaffiliated broker-dealers on a subadvisory basis for a stated fee. OppenheimerFunds, Inc. owns all of the stock of OFI Private Investments, Inc.

51. OFI Institutional Asset Management, Inc. (formerly known as OAM Institutional, Inc.), a New York based corporation that operates as a registered investment advisor, providing investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee. OppenheimerFunds, Inc. owns all of the stock of OFI Institutional Asset Management, Inc.

52. OppenheimerFunds International, Ltd., a Dublin based investment adviser that advises the Oppenheimer offshore funds known as the Oppenheimer Funds plc. OppenheimerFunds, Inc. owns all of the stock of OFI Private Investments, Inc.

53. Trinity Investment Management Corporation, a Pennsylvania corporation and registered investment adviser that provides portfolio management and equity research services primarily to institutional clients, all of the stock of which is owned by OFI Institutional Asset Management, Inc.

54. OFI Trust Company (formerly known as Oppenheimer Trust Company), a New York corporation that conducts the business of a trust company, all of the stock of which is owned by OFI Institutional Asset Management, Inc.

55. HarbourView Asset Management Corporation, a New York corporation that operates as an investment adviser, all of the stock of which is owned by OFI Institutional Asset Management, Inc.

56. Tremont Partners, Inc. (formerly Tremont Advisers, Inc.), a New York corporation that operates as an investment adviser, all of the stock of which is owned by Oppenheimer Acquisition Corporation.

57. Tremont Capital Management, Inc., a New York-based investment services provider that specializes in hedge funds, all the stock of which is owned by Oppenheimer Acquisition Corporation.

58. Tremont (Bermuda), Ltd., a Bermuda-based investment adviser, all the stock of which is owned by Tremont Capital Management, Inc.

59. Tremont Life Holdings Limited, a corporation organized under the laws of Bermuda. Tremont (Bermuda), Ltd. owns less than 10% of Tremont Life Holdings Limited.

60. Tremont International Insurance Limited, an exempt Cayman Islands life insurance company authorized to do business in the Cayman Islands and in Bermuda, all the stock of which is owned by Tremont Life Holdings Limited.

61. Tremont Services Limited, a Bermuda company doing business as an insurance manager, all the stock of which is owned by Tremont Life Holdings Limited.

62. CM Property Management, Inc., a Connecticut corporation that serves as the general partner of Westheimer 335 Suites Limited Partnership, all of the stock of which is owned by MassMutual Holding Company. The partnership holds a ground lease with respect to hotel property in Houston, Texas.

63. Westheimer 335 Suites Limited Partnership, a Texas limited partnership of which MassMutual Benefits Management is the general partner.

64. HYP Management, Inc., a Delaware corporation that operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund. MassMutual Holding Company owns all of the outstanding stock of HYP Management, Inc.

65. MassMutual Benefits Management, Inc. (formerly known as Westheimer 335 Suites, Inc.), a Delaware corporation that supports MassMutual with benefit plan administration and planning services. MassMutual Holding Company owns all of the outstanding stock.

66. MMHC Investment, Inc., a Delaware corporation that is a passive investor in MassMutual/Darby CBO IM, Inc., MassMutual/Darby CBO LLC, MassMutual High Yield Partners II, LLC and other MassMutual investments. MassMutual Holding Company owns all of the outstanding stock of MMHC Investment, Inc.

67. MassMutual/Darby CBO IM, Inc. a Delaware corporation that operates as the “LLC Manager” of MassMutual/Darby CBO LLC, a collateralized bond obligation fund. MMHC Investment, Inc. owns 50% of the capital stock of this company.

68. MassMutual/Darby CBO, LLC, a Delaware limited liability company that operates as a fund investing in high yield debt securities of U.S. and emerging market issuers. David L. Babson & Company Inc. is the Investment Manager. MassMutual owns 1.79%, MMHC Investment, Inc. owns 50% and MassMutual High Yield Partners LLC owns 2.39% of the ownership interest in MassMutual/Darby CBO LLC.

69. MassMutual High Yield Partners II LLC, a Delaware limited liability company that operates as a high yield bond fund. MassMutual holds approximately 2.49%, MMHC Investment, Inc. holds approximately 34.11% and HYP Management,

Inc. holds approximately 6.82% for an approximate total of 43.42% of the ownership interest in MassMutual High Yield Partners II LLC.

70. MML Realty Management Corporation, a Massachusetts corporation that formerly operated as a manager of properties owned by MassMutual, all of the stock of which is owned by MassMutual Holding Company.

71. Cornerstone Office Management, LLC, a Delaware limited liability company that serves as the general partner of Cornerstone Suburban Office, L.P. MML Realty Management holds a 50% ownership interest and Cornerstone Real Estate Advisers, Inc. holds a 50% ownership interest in Cornerstone Office Management, LLC.

72. Urban Properties, Inc., a Delaware corporation that serves as a general partner of real estate limited partnerships and as a real estate holding company, all of the stock of which is owned by MassMutual Holding Company.

73. MassMutual International, Inc., a Delaware corporation that operates as a holding company for those entities constituting MassMutual’s international insurance operations, all the stock of which is owned by MassMutual Holding Company.

74. MassMutual Asia Limited, a corporation organized in Hong Kong that operates as a life insurance company, all of the stock of which is owned by MassMutual International, Inc.

75. MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong that operates as a general insurance agent, all of the stock of which is owned by MassMutual International, Inc.

76. MassMutual Trustees Limited, a corporation organized in Hong Kong that operates as an approved trustee for the mandatory provident funds. MassMutual Asia Limited, MassMutual Services Limited (in trust for MassMutual Asia Limited), MassMutual Guardian Limited and Kenneth Yu each hold a 20% ownership interest in MassMutual Trustees Limited.

77. Protective Capital (International) Limited, a corporation organized in Hong Kong is a dormant investment company, all the stock of which is owned by MassMutual Asia Limited. Protective Capital (International) Limited currently holds a 12% ownership interest in MassMutual Life Insurance Company in Japan.

78. MassMutual Services Limited, a corporation organized in Hong Kong that provided policyholders with estate planning services, all of the stock of which is owned by MassMutual International, Inc. MassMutual Asia Limited holds a 50% interest and Elroy Chan holds a 50% interest (in trust for MassMutual Asia Limited) in MassMutual Services Limited. This company is now inactive.

79. MassMutual Guardian Limited, a corporation organized in Hong Kong that provided policyholders with estate planning services, all the stock of which is owned by MassMutual International, Inc. MassMutual Asia Limited holds a 50% interest and Elroy Chan holds a 50% interest (in trust for MassMutual Asia Limited) in MassMutual Guardian Limited. This company is now inactive.

80. MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong, which operates as a general insurance agent, all the stock of which is owned by MassMutual Asia Limited.

81. MassMutual International Holding MSC, Inc., a Massachusetts corporation that currently acts as a holding company for the interests of MassMutual International, Inc. in Taiwan, all the stock of which is owned by MassMutual International, Inc.

82. MassMutual Mercuries Life Insurance Co., a Taiwan corporation that operates as a life insurance company. MassMutual International Holding MSC, Inc. holds a 38% ownership interest in MassMutual Mercuries Life Insurance Co.

83. Fuh Hwa Investment Trust Co. Ltd., a mutual fund firm in Taiwan. MassMutual Mercuries Life Insurance Company holds a 31% ownership interest and MassMutual International Holding MSC, Inc. holds and 18.4% ownership interest.

84. MassMutual Life Insurance Company, a Japanese corporation that operates as a life insurance company. MassMutual International, Inc. owns 86.1%, MassMutual Shuno Company owns 1.7% and Protective Capital (International) Limited owns 12.2% of the outstanding shares of MassMutual Life Insurance Company.

85. MassMutual Shuno Company operates as a Japanese premium collection service provider. MassMutual Life Insurance Company holds a 4.8% ownership interest and MassMutual International, Inc. holds a 95.2% ownership interest in MassMutual Shuno Company.

86. MassMutual Leasing Company is a Japanese company that leases office equipment and performs commercial lending. MassMutual Shuno Company holds a 90% interest and MassMutual Life Insurance Company holds a 10% ownership interest in MassMutual Leasing Company.

87. MassMutual Internacional (Argentina) S.A., a corporation organized in the Argentine Republic that operated as a holding company. MassMutual International, Inc. owned 99.9% of the outstanding shares and MassMutual Holding Company owned the remaining shares in MassMutual Internacional (Argentina) S.A. This corporation has been sold.

88. MassMutual Services, S.A., a corporation organized in the Argentine Republic that operated as a service company. MassMutual Internacional (Argentina) S.A. owned 99.9% of the outstanding shares and MassMutual International, Inc. owned the remaining shares in MassMutual Services, S.A. This corporation has been sold.

89. MassMutual Internacional (Chile) S.A., a corporation organized in the Republic of Chile that operates as a holding company. MassMutual International, Inc. holds a 92.4% ownership interest, MassMutual Holding Company holds a .01% ownership interest and Darby Chile Holding II, LLC holds a 7.5% ownership interest in MassMutual Internacional (Chile) S.A.

90. Origen Inversiones S.A., a corporation organized in the Republic of Chile that operates as a holding company. MassMutual Internacional (Chile) S.A. holds a 33.5% ownership interest in Origen Inversiones S.A.

91. Compania de Seguros Vida Corp S.A., (formerly Mass Seguros de Vida, S.A.) a corporation organized in the Republic of Chile that operates as an insurance company. MassMutual Internacional (Chile) S.A. owns 33.4% of the outstanding shares of Compania de Seguros Vida Corp S.A.

92. MassMutual International (Bermuda) Ltd., a corporation organized in Bermuda that operates as a life insurance company, all of the stock of which is owned by MassMutual International, Inc.

93. MassMutual (Bermuda) Ltd., a corporation organized in Bermuda that operates as an exempted insurance company, all of the stock of which is owned by MassMutual International, Inc.

94. MassMutual Europe, S.A., a corporation organized in the Grand Duchy of Luxembourg that operates as a life insurance company. MassMutual International, Inc. owns 99.9% of the outstanding capital stock and MassMutual Holding Company owns the remaining shares of MassMutual Europe, S.A.

95. MassLife Seguros de Vida, S.A., a corporation organized in the Argentine Republic that operated as a life insurance company. MassMutual International, Inc. owned 99.9% of the outstanding capital stock of MassLife Seguros de Vida S.A. This corporation has been sold.

96. MML Series Investment Fund (the “Trust”), a Massachusetts business trust that operates as an open-end investment company. All the shares issued by the Trust are owned by MassMutual and certain of its affiliates.

97. MassMutual Institutional Funds, a Massachusetts business trust that operates as an open-end investment company. The majority shares are owned by MassMutual.

98. DLB Fund Group, a Massachusetts business trust that operates as an open-end investment company advised by David L. Babson & Company Inc. MassMutual owns at least 25% of each series of shares issued by the DLB Fund Group.

99. Panorama Series Fund, Inc., a Maryland corporation that operates as an open-end investment company. All shares issued by the fund are owned by MassMutual and certain affiliates.

100. Oppenheimer Series Fund Inc., a Maryland corporation that operates as an investment company of which MassMutual and its affiliates own a majority of certain series of shares issued by the fund.

101. Somers CDO, Limited, a Cayman Islands corporation that operates as a fund investing in high yield debt securities of primarily U.S. issuers. MMHC Investment, Inc. holds 37.04% of the subordinated notes of this issue, which are treated as equity for tax purposes. MassMutual is the collateral manager of Somers CDO, Limited. David L. Babson & Company Inc. acts as sub-adviser.

102. Saar Holdings CDO, Limited, a Cayman Islands corporation that operates as a collateralized debt obligation fund investing in high yield debt securities of primarily US issuers including, to a limited extent, convertible high yield bonds. MMHC Investment Inc. holds 40% of the mandatorily redeemable preferred shares if this issuer. Such preferred shares are treated as equity for tax purposes. MassMutual is the collateral manager of Saar Holdings CDO, Limited. David L. Babson & Company Inc. acts as sub-adviser.

103. Enhanced Mortgage-Backed Securities Fund Limited is a special purpose company incorporated with limited liability in the Cayman Islands, investing primarily in mortgage-backed securities. David L. Babson & Company Inc. is the Investment Manager. MassMutual holds all of the Class B notes and has covenanted to hold at least 25% of the aggregate principal amount of the Class C Certificates directly or through a wholly owned affiliate.

104. Perseus CDO I, Limited is a Cayman Islands corporation that operates as a collateralized debt obligation fund investing in a diversified portfolio of assets including high yield bonds, senior secured loans, a limited amount of equity securities and certain other assets. MMHC Investment, Inc. holds 33.4% of the Class D subordinated notes issued by Perseus CDO I Limited. Such notes are treated as equity for tax purposes. MassMutual is the portfolio manager and Perseus Advisors, L.L.C. is the portfolio advisor of Perseus CDO I, Limited. David L. Babson & Company Inc. acts as sub-adviser.

105. MassMutual Global CBO I Limited is a Cayman Island Corporation that operates as a collateralized bond obligation fund investing in emerging market securities and high yield bonds. As of the closing date of this fund (June 16, 1999), MassMutual and its indirect subsidiary, MMHC Investment, Inc., hold in the aggregate approximately 39.7% of the subordinated notes that are treated as equity for tax purposes. MassMutual is the Collateral Manager of MassMutual Global CBO I Limited. David L. Babson & Company Inc. acts as sub-adviser.

106. Antares Funding L.P. is a Cayman Islands exempted limited partnership that invests primarily in high yield bank loans and public high yield bonds. Antares Capital Corporation, an indirect subsidiary of MassMutual, is the collateral manager of Antares Funding LP. Antares Capital Corporation manages the selection, acquisition and disposition of the Loan Collateral Debt Securities. MassMutual manages the High Yield Collateral Debt Securities and David L. Babson & Company Inc. acts as sub-adviser.

107. Maplewood (Cayman) Limited is an entity organized under the laws of the Cayman Islands that invests primarily in bank loans and high yield public debt. MassMutual is investment adviser to this fund, and David L. Babson & Company Inc. acts as sub-adviser.

108. Simsbury CLO Limited is a Cayman Islands corporation that operates as a collateralized bond obligations fund that invests primarily in bank loans and high yield bonds. MassMutual is investment adviser and David L. Babson & Company Inc. acts as sub-adviser. MassMutual and its affiliated subsidiaries own 34.35% of the Junior Subordinated Notes.

MassMutual or David L. Babson & Company Inc. acts as the investment adviser of the following investment companies, and as such may be deemed to control them.

1. MML Series Investment Fund, a Massachusetts business trust that operates as an open-end investment company. All shares issued by MML Series Investment Fund are owned by MassMutual and certain of its affiliates. MassMutual acts as adviser for MML Series and David L. Babson & Company Inc. acts as sub-adviser to certain series.

2. MassMutual Corporate Investors (“CI”), a Massachusetts business trust which operates as a closed-end investment company. David L. Babson & Company Inc. is the investment adviser to CI.

3. MassMutual Corporate Value Partners Limited, a Cayman Islands corporation that operates as a high-yield bond fund. MassMutual Corporate Value Limited holds an ownership interest in this company of approximately 88.3% and MassMutual holds approximately 4.6% ownership interest in MassMutual Corporate Value Partners Limited. David L. Babson & Company Inc. acts as sub-adviser.

4. MassMutual High Yield Partners II LLC, a Delaware limited liability company that operates as a high yield bond fund. MassMutual holds approximately 2.49%, MMHC Investment Inc. holds approximately 34.11%, and HYP Management, Inc. holds approximately 6.82% for an approximate total of 43.42% of the ownership interest in this company.

5. MassMutual Institutional Funds, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the Trust are owned by MassMutual. MassMutual acts as adviser for each series and David L. Babson & Company Inc. acts as sub-adviser to certain series.

6. MassMutual Participation Investors (“PI”), a Massachusetts business trust which operates as a closed end investment company. David L. Babson & Company Inc. acts as the investment adviser to PI.

7. MassMutual/Darby CBO, LLC, a Delaware limited liability company that operates as a fund investing in high yield debt securities of U.S. and emerging market issuers. David L. Babson & Company Inc. is the Investment Manager. MassMutual holds 1.79%, MMHC Investment, Inc. holds 50% and MassMutual High Yield Partners LLC holds 2.39% of the ownership interest in MassMutual/Darby CBO, LLC.

8. Somers CDO, Limited, a Cayman Islands corporation that operates as a fund investing in high yield debt securities of primarily U.S. issuers. MMHC Investment Inc. holds 37.04% of the subordinated notes of this issue, which are treated as equity for tax purposes. MassMutual is the collateral manager of Somers CDO, Limited. David L. Babson & Company Inc. acts as sub-adviser.

9. Enhanced Mortgage-Backed Securities Fund Limited is a special purpose company incorporated with limited liability in the Cayman Islands, investing primarily in mortgage-backed securities. David L. Babson & Company Inc. is the Investment Manager. MassMutual holds all of the Class B notes and has covenanted to hold at least 25% of the aggregate principal amount of the Class C Certificates directly or through a wholly owned affiliate.

10. Saar Holdings CDO, Limited, a Cayman Islands corporation that operates as a collateralized debt obligation fund investing in high yield debt securities of primarily U.S. issuers including, to a limited extent, convertible high yield bonds. MMHC Investment Inc. holds 40% of the mandatorily redeemable preferred shares of this issuer. Such preferred shares are treated as equity for tax purposes. MassMutual is the collateral manager of Saar Holdings CDO, Limited. David L. Babson & Company Inc. acts as sub-adviser.

11. Perseus CDO I, Limited is a Cayman Island Corporation that operates as a collateralized debt obligation fund investing in a diversified portfolio of assets including high yield bonds, senior secured loans, a limited amount of equity securities and certain other assets. MMHC Investment, Inc. holds 33.4% of the Class D subordinated notes issued by Perseus CDO I Limited. Such notes are treated as equity for tax purposes. MassMutual is the portfolio manager and Perseus Advisors, L.L.C. is the portfolio advisor of Perseus CDO I, Limited. David L. Babson & Company Inc. is the sub-adviser.

12. MassMutual Global CBO I Limited is a Cayman Island Corporation that operates as a collateralized bond obligation fund investing in emerging market securities and high yield bonds. As of the closing date of this fund (June 16, 1999), MassMutual and its indirect subsidiary, MMHC Investment, Inc. hold in the aggregate approximately 39.7% of the subordinated notes that are treated as equity for tax purposes. MassMutual is the Collateral Manager of MassMutual Global CBO I Limited. David L. Babson & Company Inc. acts as sub-adviser.

13. Antares Funding L.P. is a Cayman Islands exempted limited partnership that invests primarily in high yield bank loans and public high yield bonds. Antares Capital Corporation, an indirect subsidiary of MassMutual, is the collateral manager of Antares Funding LP. Antares Capital Corporation manages the selection, acquisition and disposition of the Loan Collateral Debt Securities. MassMutual manages the High Yield Collateral Debt Securities and David L. Babson & Company Inc. acts a sub-adviser.

14. Maplewood (Cayman) Limited is an entity organized under the laws of the Cayman Islands that invests primarily in bank loans and high yield public debt. MassMutual is investment adviser to this fund, and David L. Babson & Company Inc. acts as sub-adviser.

15. Simsbury CLO Limited is a Cayman Islands corporation that operates as a collateralized bond obligations fund that invests primarily in bank loans and high yield bonds. MassMutual is investment adviser and David L. Babson & Company Inc. acts as sub-adviser. MassMutual and its affiliated subsidiaries own 34.35% of the Junior Subordinated Notes.

16. Suffield CLO, Limited is a Cayman Islands Corporation that operates as a collateralized loan obligations fund that invests primarily in domestic bank loans and high yield bonds. David L. Babson & Company Inc. is the investment adviser. MassMutual holds 23.13% of the preferred shares.

17. Wilbraham CBO Ltd. is a Cayman Islands limited liability company that operates as collateralized bond obligations fund that invests primarily in bank loans and high yield bonds. David L. Babson & Company Inc. is the investment manager. MassMutual owns 33.99% of the preferred shares.

18. Enhanced Mortgage-Backed Securities Fund Limited II is a special purpose company incorporated with limited liability in the Cayman Islands, investing primarily in mortgage-backed securities. David L. Babson & Company Inc. is the investment manager. MassMutual holds approximately 33% of the Class C Certificates.

19. Special Value Bond Fund II, LLC is a Delaware limited liability company that operates as a high yield bond fund. David L. Babson & Company Inc. is co-manager of the fund. MassMutual owns 20% of the subordinated notes.

20. Leland Fund, L.P., a hedge fund investing in high-yield emerging assets that is managed by David L. Babson & Company Inc.

21. Longmeadow CDO Debt Fund I, Limited, a fund investing in collateralized debt obligation securities that is managed by David L. Babson & Company Inc.

22. Hampden CBO Ltd, a cash/flow CDO investing in investment-grade bonds and loans, primarily U.S. MassMutual holds a 23% interest in the fund, which is managed by David L. Babson & Company Inc.

23. Phoenix Funding Limited, a cash/flow CDO that is managed by David L. Babson & Company Inc.

24. Palmyra Funding Limited, a fund investing in credit default swaps that is managed by David L. Babson & Company Inc.

25. Palmyra Funding II Limited, a fund investing in credit default swaps that is managed by David L. Babson & Company Inc.

26. Enhanced Mortgage-Backed Securities Fund Limited III is a special purpose company incorporated with limited liability in the Cayman Islands, investing primarily in mortgage-backed and asset-backed securities, collateralized mortgage obligations, debt securities and derivative instruments. Mass Mutual holds approximately 90% of the equity in the Fund. David L. Babson & Company Inc. serves as the investment manager.

27. Connecticut Valley Structured Credit CDO I, Ltd., a fund investing in CBO debt securities. David L. Babson & Company Inc. serves as the investment manager. MassMutual currently has a 28% interest in the fund.

28. MassMutual/Boston Capital Mezzanine Partners, L.P. (“Fund I”) is a Delaware limited partnership that operates as a fund investing in junior and senior mortgage loans, mezzanine investments, preferred equity interests and other real estate assets located primarily in the United States. MMHC Investments, Inc. is a limited partner and owns 26.17 % of Fund I. Boston Mass, LLC, a Delaware limited liability company, is the investment advisor and general partner and owns 1.0% of Fund I. MassMutual Mortgage Finance, LLC, a Delaware limited liability company and wholly owned subsidiary of MassMutual, is a co-manager and owns 50% of Boston Mass LLC.

29. Constitution Wharf Fund, Ltd., a hedge fund registered in the Cayman Islands for which David L. Babson & Company Inc. serves as the investment adviser.

30. Constitution Wharf Fund, LLC (formerly known as Copper Beech Fund LLC), a limited liability hedge fund organized under Delaware law for which Babson serves as investment manager. MassMutual currently has a majority ownership interest.

31. Constitution Wharf Offshore Fund Ltd. (formerly known as Copper Beech Offshore Fund Ltd.), a hedge fund registered in the Cayman Islands for which Babson serves as the investment adviser. MassMutual currently has a majority ownership interest.

32. Storrs CDO Ltd., a special purpose corporation organized under the laws of the Cayman Islands, that invests primarily in residential mortgage-backed securities, commercial mortgage-backed securities, debt issued by real estate investment trusts and collateralized debt obligations. MassMutual holds a 20% equity interest in the company. Babson serves as investment adviser.

33. Phoenix LINRA Limited, a public limited liability company incorporated and registered in Jersey, Channel Islands, that invests primarily in synthetic investment grade bonds using credit default swaps. Babson acts as a financial sub agent.

34. Newton CDO Limited, an exempted company with limited liability incorporated under the laws of the Cayman Islands, that primarily invests in bank loans and high yield bonds. Babson acts as a collateral manager.

35. Oasis Development Limited, a private limited liability company incorporated and registered in Jersey, Channel Islands, the managing agent of PALMYRA Funding Limited, and PALMYRA II Funding Limited, public limited liability companies that invest primarily in synthetic investment grade bonds using credit default swaps).

36. Babson serves as collateral manager to the following entities organized under the laws of the Cayman Islands that invest primarily in bank loans: ELC 1998-I, ELC 1999-I, ELC 1999-III, ELC 2000-I, APEX CDO, Tryon CDO, as well as ELC 1999-II, which invests primarily in bank loans and high yield bonds.

37. Tower Square Capital Partners, L.P., a Delaware limited partnership organized by David L. Babson & Company Inc. to invest primarily in mezzanine debt securities, and to a lesser extent in senior debt and/or private equity securities. MassMutual and its affiliates own, directly or indirectly, approximately 71% of the equity interests, of which a subsidiary of David L. Babson & Company Inc. is the general partner. MassMutual has purchased 33% of the Limited Partnership Interests in Tower Square Capital Partners, L.P. David L. Babson & Company Inc. serves as the Investment Manager.

38. Quantitative Enhanced Decisions Fund, L.P. is a Delaware limited partnership and Quantitative Enhanced Decisions Offshore Fund, Ltd is an exempted company incorporated under the laws of the Cayman Islands. Substantially all of the capital of these entities is invested through a master feeder structure in Quantitative Enhanced Decisions Master Fund, L.P., a Cayman Islands limited partnership. These funds, organized in 2002, seek to achieve returns through investments primarily in investment-grade fixed income assets, including mortgage-backed securities and asset-backed securities, and derivative instruments. MassMutual currently owns approximately 60% of the equity in the domestic fund. Babson acts as an adviser through its relationship in the GP adviser.

39. Union Wharf Fund, LLC, a limited liability hedge fund organized under Delaware law for which Babson serves as investment manager.

40. Union Wharf Offshore Fund Ltd.), a hedge fund registered in the Cayman Islands for which Babson serves as the investment adviser.

41. Sargent’s Wharf Fund, LLC, a limited liability hedge fund organized under Delaware law for which Babson serves as investment manager.

42. Sargent’s Wharf Offshore Fund Ltd., a hedge fund registered in the Cayman Islands for which Babson serves as the investment adviser.

43. MassMutual/Boston Capital Mezzanine Partners II, L.P. (“Fund II”) is a Delaware limited partnership that operates as a fund investing in junior and senior mortgage loans, mezzanine investments, preferred equity interests and other real estate assets located primarily in the United States. MassMutual is a limited partner and owns 28.7% of Fund II. Boston Mass II LLC, a Delaware limited liability company, is the investment advisor and general partner. Babson is a co-manager and owns 50% of Boston Mass II LLC. CM Life is a 1.04% limited partner of Fund II.

44. Special Value Absolute Return Fund, LLC, a market value high yield/special situations CDO, organized under the laws of Delaware - Babson is a Co-Manager and a 7.5% Member of the Managing Member -MassMutual owns 7.5% of the equity in the fund (as a Member).

45. Mill River Capital Partners, LP, a Convertible Arbitrage hedge fund (feeder fund), organized under the laws of Delaware. Babson is the sole member of the GP and is the Investment Manager - GP owns 0.1% of fund, MassMutual owns 99.9% (as LP) (this is the on-shore feeder to the fund next named below).

46. Mill River Master Fund, LP, a Convertible Arbitrage hedge fund (master fund) organized under the laws of the Cayman Islands. Babson is the sole member of the GP and is the Investment Manager - GP owns 0.1% of fund, feeder owns 99.9%.

47. Connecticut Valley Structured Credit CDO II, Ltd., a cash flow CDO investing in CDO debt securities that is organized under the laws of the Cayman Islands. Babson is Portfolio Manager - MassMutual owns 22.24% of preference shares.

48. Tower Square Capital Limited - Mezzanine debt and equity fund organized under the laws of the Cayman Islands, an offshore feeder for Tower Square fund.

49. Freedom Collateralized Holding 1999 CDO, Ltd., a cash flow high yield bond CDO organized under the laws of the Cayman Islands. David L. Babson & Company Inc. serves as Investment Manager.

50. Freedom Collateralized Holding 2000 CDO, Ltd, a cash flow high yield bond CDO organized under the laws of the Cayman Islands. David L. Babson & Company Inc. serves as Investment Manager. MassMutual owns 26% of the preference shares.

51. Seaboard CLO 2000 Ltd., a Cash flow CLO organized under the laws of the Cayman Islands. David L. Babson & Company Inc serves as Collateral Manager - MassMutual owns 40% of equity (“subordinated notes”).

52. Babson CLO Ltd. 2003-I is a Cayman Islands exempted limited liability company that operates as a collateralized loan obligations fund that invests primarily in domestic bank loans. Babson is the collateral manager. MassMutual holds 30.36% of the ordinary preferred shares.

53. Jackson Creek CDO, Ltd. a Cayman corporation that operates as a fund investing in high yield debt securities. MassMutual owns 32.5% of the non-voting preferred shares. Babson is the collateral manager of Jackson Creek CDO, Ltd.

54. Hakone Fund LLC, a Delaware limited liability company that invests in high yield bank loans, high yield bonds and commercial mortgage loans. MassMutual Life Insurance Company, a majority-owned indirect subsidiary of MassMutual will be the sole investor in Hakone. Babson is the investment manager.

55. Enhanced Mortgage-Backed Securities Fund Limited IV is a special purpose company incorporated with limited liability in the Cayman Islands, investing primarily in mortgage-backed and asset-backed securities. Mass Mutual holds 38.33% interest in the Fund. Babson serves as the investment manager.

MassMutual or Cornerstone Real Estate Advisers, Inc. acts as the investment adviser or manager of the following investment companies and limited liability companies, and as such may be deemed to control them.

1.	Cornerstone Apartment Fund I, LLC. MassMutual’s ownership interest in this company is 19%.

2.	Cornerstone Partners I, LLC. MassMutual’s ownership interest in this company is 35%.

3.	Braemar Power & Communications.

4.	Cambridge Hotel, LLC, a Delaware limited liability company. MassMutual holds 65% ownership interest in this company.

5.	CAV I, Inc., a Maryland corporation that invests in residential properties. MassMutual holds 24.1% ownership interest in this corporation.

6.	Cornerstone Partners IV, LLC, a Delaware limited liability company. MassMutual holds 55% ownership interest in this company.’

7.	Cornerstone Rotational Fund, LLC, a Delaware diversified, closed-end fund. MassMutual holds 100% of the ownership interest in this fund.

8.	CREA/PPC Venture, LLC.

9.	Enhanced Mortgage-Backed Securities Fund Limited is a special purpose company incorporated with limited liability in the Cayman Islands, investing primarily in mortgage-backed securities. David L. Babson & Company Inc. is the Investment Manager. MassMutual holds all of the Class B notes and has covenanted to hold at least 25% of the aggregate principal amount of the Class C Certificates directly or through a wholly owned affiliate.

10.	Enhanced Mortgage-Backed Securities Fund Limited II is a special purpose company incorporated with limited liability in the Cayman Islands, investing primarily in mortgage-backed securities. David L. Babson & Company Inc. is the investment manager. MassMutual holds approximately 33% of the Class C Certificates.

11.	Enhanced Mortgage-Backed Securities Fund Limited III is a special purpose company incorporated with limited liability in the Cayman Islands, investing primarily in mortgage-backed and asset-backed securities, collateralized mortgage obligations, debt securities and derivative instruments. Mass Mutual holds approximately 90% of the equity in the Fund. David L. Babson & Company Inc. serves as the investment manager.

12.	LVC Apartments, LP.

13.	Mill River Capital Partners, LP, a Convertible Arbitrage hedge fund (feeder fund), organized under the laws of Delaware. David L. Babson & Company Inc. (“Babson”) is the sole member of the GP and is the Investment Manager - GP owns 0.1% of fund, MassMutual owns 99.9% (as the sole limited partner (LP)).

14.	Tower Square Capital Partners, L.P., a Delaware limited partnership organized by David L. Babson & Company Inc. to invest primarily in mezzanine debt securities, and to a lesser extent in senior debt and/or private equity securities. MassMutual and its affiliates own, directly or indirectly, approximately 71% of the equity interests, of which a subsidiary of David L. Babson & Company Inc. is the general partner. MassMutual has purchased 33% of the Limited Partnership Interests in Tower Square Capital Partners, L.P. David L. Babson & Company Inc. serves as the Investment Manager.

15.	WFC-Apt, LP.

Item 25:	Indemnification

Article VIII of Registrant’s Agreement and Declaration of Trust provides for the indemnification of Registrant’s Trustees and officers. Registrant undertakes to apply the indemnification provisions of its Agreement and Declaration of Trust in a manner consistent with Securities and Exchange Commission Release No. IC-11330 so long as the interpretation of Section 17(h) and 17(i) of the Investment Company Act of 1940 (the “1940 Act”) set forth in such Release shall remain in effect and be consistently applied.

Trustees and officers of Registrant are also indemnified by MassMutual pursuant to its by-laws which apply to subsidiaries, including Registrant. No indemnification is provided with respect to any liability to any entity which is registered as an investment company under the 1940 Act or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office.

MassMutual’s directors’ and officers’ liability insurance program, which covers Registrant’s Trustees and officers, consist of two distinct coverages. The first coverage reimburses MassMutual, subject to specified limitations, for amounts which MassMutual is legally obligated to pay out under its indemnification by-law, discussed above. The second coverage directly protects a Trustee or officer of Registrant against liability from shareholder derivative and similar lawsuits which are indemnifiable under the law. There are, however, specific acts giving rise to liability which are excluded from this coverage. For example, no Trustee or officer is insured against personal liability for libel or slander, acts of deliberate dishonesty, fines or penalties, illegal personal profit or advantage at the expense of Registrant or its shareholders, violation of employee benefit plans, regulatory statutes, and similar acts which would traditionally run contrary to public policy and hence reimbursement by insurance.

MassMutual’s present coverage for Fidelity Bonding has an overall limit of $100 million annually ($15 million of which is underwritten by Lloyds, $10 million of which is underwritten by National Union, $25 million of which is with CNA, $25 million of which is underwritten by Federal Insurance Co. (“Chubb”), and $25 million of which is underwritten by Lloyds. There is a deductible of $1,000,000 per claim under the corporate coverage. There is no deductible for individual trustees or officers.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26:	Business and Other Connections of the Investment Adviser

a. The Investment Adviser

MassMutual is the investment adviser for the Registrant. MassMutual is a mutual life insurance company organized as a Massachusetts corporation, which was originally chartered in 1851. As a mutual life insurance company, MassMutual has no shareholders. MassMutual’s primary business is ordinary life insurance. It also provides, directly or through its subsidiaries, a wide range of annuity and disability products, and pension and pension-related products and services, as well as investment services to individuals, and corporations and other institutions, in all 50 states of the United States and the District of Columbia. MassMutual is also licensed to transact business in Puerto Rico, and six provinces of Canada, but has no export sales. Effective February 29, 1996, Connecticut Mutual Life Insurance Company merged into MassMutual. MassMutual’s principal lines of business are (i) the Individual Products business and Annuities business, which provide life insurance including variable and universal life insurance, annuities and disability income insurance to individuals and small businesses; (ii) Retirement Services, which provides group pension investment products and administrative services, primarily to sponsors of tax qualified retirement plans; and (iii) MassMutual International.

The directors and executive vice presidents of MassMutual, their positions and their other business affiliations and business experience for the past two years are listed below.

Directors

ROGER G. ACKERMAN, Director and Member, Human Resources and Board Affairs Committees

Retired Chairman and Chief Executive Officer (since 2001), Corning Incorporated, One Riverfront Plaza, HQE 2, Corning, New York (manufacturer of advanced materials, communication equipment and environmental products); Director (1991-Present), The Pittson Company (mining and marketing of coal for electric utility and steel industries), One Pickwick Plaza, Greenwich, Connecticut; Member, Business Roundtable (1996-Present); Member, The Business Council (1997-Present); Member, National Association of Manufacturers (1991-Present); and Member, Board of Overseers, Rutgers University Foundation (1996-Present).

JAMES R. BIRLE, Director and Member, Board Governance and Investment Committees

Chairman (since 1997), President (1994-1997) and Founder (1994), Resolute Partners, LLC (private merchant bank), Greenwich, Connecticut; Chairman (since 1994), Drexel Industries, LLC; and Trustee (since 1994), Villanova University.

GENE CHAO, Director and Member, Investment and Human Resources Committees

Chairman and Chief Executive Officer (since 2000), Director (since 1997) National Captioning Institute, 1900 Gallows Road, Suite 3000, Vienna, Virginia; and Director, various privately held companies (since 1981); and Chairman, Chief Executive Officer and Director (since 2002), ULTECH LLC, 125 North Benson Road, Middlebury, Connecticut.

JAMES H. DEGRAFFENREIDT, JR., Director and Member, Auditing and Dividend Policy Committee

Chairman and Chief Executive Officer (since October 2001), Director (since 2001), WGL Holdings, Inc., parent company of Washington Gas Light Company (public utility holding company), 1100 H Street, NW, Washington, D.C.; Director (since 1994), Washington Gas Light Company, Washington, D.C.; Director (since 1998), American Gas Association, Washington, D.C.; Director (since 1996), Harbor Bankshares Corporation (Holding Company), Baltimore, Maryland; Director (since 1998), MedStar Health, Columbia, Maryland; Trustee (since 1999), Federal City Council, Washington, D.C.; Trustee (since 1995), Maryland Science Center, Baltimore, Maryland; and Trustee (since 1999), Walters Art Museum, Baltimore, Maryland.

PATRICIA DIAZ DENNIS, Director and Member, Auditing and Dividend Policy Committees

Senior Vice President, General Counsel and Secretary (since 2002), SBC Pacific Bell/SBC Nevada Bell, 2600 Camino Ramon, Room 4CS100, San Ramon, California; Senior Vice President-Regulatory & Public Affairs (1998-2002), SBC Communications Inc. (telecommunications company), San Antonio, Texas; Secretary/Trustee (since 1991), The Tomas Rivera Policy Institute, Trustee (since 1993), Radio and Television News Directors Foundation; Director (1989-2002) Foundation for Women’s Resources; Director (since 1998), Bexar County Women’s Bar Association; Director (1999-2002), Universidad Autonoma de Mexico (UNAM) Foundation; Advisory Board (1997-2002) Hispanic Youth Foundation; National Secretary (since 1999) Girl Scouts of America; Corporate Board of Advisors (1996-2002), National Council of La Raza; and Regent (since 1999), Texas State University System.

JAMES L. DUNLAP, Director and Member, Auditing and Human Resources Committees

Retired; Member, Board of Trustees (since 1990), Culver Educational Foundation, 130 Academy Road, Culver, IN; Member, Council of Overseers (since 1987), Jesse H. Jones Graduate School of Administration, Rice University, MS 531, 6100 Main Street, Houston, Texas; Member of the Corporation (since 2001), Woods Hole Oceanographic Institution, Woods Hole, Massachusetts; Member, Board of Trustees (since 1991), Nantucket Conservation Foundation, Inc., P.O. Box 13, 118 Cliff Road, Nantucket, Massachusetts; and Director and Member of Compensation and Member Governance Committees (since 2003), El Paso Corporation, 1001 Louisiana Street, Houston, Texas.

WILLIAM B. ELLIS, Director and Member, Board Affairs and Investment Committees

Senior Fellow (since 1995), Yale University School of Forestry and Environmental Studies, New Haven, Connecticut; Director (since 1987), Chairman, Investment Committee (-present), MassMutual Foundation for Hartford (formerly Connecticut Mutual Life Foundation, Inc.); Director (since 1998), Pew Center on Global Climate Change; Trustee (since 1998), Carnegie Mellon University; and Director (since 1995), Catalytica Energy Systems, Inc.

ROBERT A. ESSNER, Director and Member, Auditing and Dividend Policy Committees

Chairman, President and Chief Executive Officer (since 2003), Director (since 1997), President and Chief Executive Officer (2001-2002), Wyeth, 5 Giralda Farms, Madison, New Jersey; and Trustee (since 2002), PennMedicine (the entity governing the University of Pennsylvania School of Medicine and the University of Pennsylvania Health System).

ROBERT M. FUREK, Director and Chairman, Auditing Committee, Member, Board Governance Committee

Partner (since 1997), Resolute Partners LLC (private merchant bank); Chairman (since 2003), CATELECTRIC; Corporator, (since 1991), The Bushnell Memorial, Hartford, Connecticut; Director (1999-2002), IKON Office Solutions; and Trustee, Chair of the Development Committee (since 1997), Kingswood-Oxford School.

CAROL A. LEARY, PH.D, Director

President (-present), Bay Path College, Longmeadow, Massachusetts; Board Member (-present), United Bank of Western Massachusetts; Chair (-present), the Association of Independent Colleges and Universities in Massachusetts; Vice Chair (-present), Community Foundation of Western Massachusetts; Board Member (-present), Women’s College Coalition; and Board Member (-present), The Frank Stanley Beveridge Foundation.

WILLIAM B. MARX, JR., Director and Chairman, Dividend Policy Committee, Member, Board Affairs Committee

Retired; Senior Executive Vice President (since 1996), Lucent Technologies. (public telecommunications systems and software), 600 Mountain Avenue, Murray Hill, New Jersey; Director (since 2001) Bethesda Hospital Foundation, Boynton Beach, Florida; and Trustee (since 2001), Community Child Care Center, Delray Beach, Florida.

JOHN F. MAYPOLE, Director and Chairman, Human Resources Committee, Member, Board Governance Committee

Managing Partner, (since 1984), Peach State Real Estate Holding Company (Real Estate Investment Company); Consultant to Institutional Investors (1984-2002); Co-owner of family businesses (including Maypole Chevrolet, Inc.) (since 1984); Director (1996-1999), TCX International, Inc.; Director, Chair-Nominating, Corporate Governance, Compensation and Audit Committees (since 1992), Dan River, Inc. (textile manufacturer); Director (since 1998), Compensation Committee, Meridian Automotive Systems, Inc. (formerly American Bumper & Mfg. Co.) (manufacturer of automotive/truck components); Director, Audit Committee (since 1999), Church & Dwight Co., Inc. (household product/personal care and specialty chemical (Arm & Hammer)); Director, Chair, Audit and Budget Committees (2000-2003), Whitehead Institute For Biomedical Research; and Director, Compensation and Development Committees (since 2002), National Captioning Institute, 1900 Gallows Road, Suite 3000, Vienna, Virginia.

ROBERT J. O’CONNELL, Director and Chairman, Investment Committee, Member, Board Affairs and Dividend Policy Committees

Chairman and Chairman of the Board of Directors (since 2000), President and Chief Executive Officer (since 1999) of Massachusetts Mutual Life Insurance Company (“MassMutual”), 1295 State Street, Springfield, Massachusetts; President and Chief Executive Officer (since 1999) and Director and Chairman (since 2000), C.M. Life Insurance Company and MML Bay State Life Insurance Company (wholly-owned insurance company subsidiaries of MassMutual); Director, Chairman and Chief Executive Officer (since 1999), DLB Acquisition Corporation (holding company for investment advisers); President, Director and Chairman (since 1999), MassMutual Holding MSC, Inc.; Trustee and Chairman (since 1999), President, Trustee and Chairman (since 1999), MassMutual Holding Trust I (now dissolved wholly-owned holding company subsidiary of MassMutual Holding Co.), Director (since 1999), MassMutual International, Inc., (wholly-owned subsidiary of MassMutual Holding Company to act as service provider for international insurance companies); President and Chief Executive Officer, Director and Chairman (since 1999), MassMutual Holding Company (wholly-owned holding company subsidiary of MassMutual), Director (since 2001) MassMutual International Holdings MSC, Inc.; Director and Chairman (since 1999), Oppenheimer Acquisition Corporation; Director (since 2001), Financial Services Roundtable; Director, Basketball Hall of Fame; and Director (1999-2002), American Council of Life Insurance.

MARC RACICOT, Director and Member, Dividend Policy and Human Resources Committees

Partner (since 2001), Bracewell & Patterson, L.L.P., 2000 K Street, N.W., Suite 500, Washington, D.C.; Chairman (2002-2003), Republican National Committee; Director (since 2001), Burlington Northern Santa Fe Corporation; Member (2000-2004), Corporation for National Service; Chairman (since 1999) and Member (since 1993), Jobs for America’s Graduates; Co-Chairman (since 2001) and Member, United States Consensus Council; Director (since 2001), Siebel Systems; and Chairman (since 2003), Bush-Cheney 2004.

Executive Vice Presidents

SUSAN A. ALFANO, Executive Vice President

Executive Vice President (since 2001); Senior Vice President (1996-2001) MassMutual; Chairman, Board of Directors, MassMutual Benefits Management, Inc.; Director, OppenheimerFunds, Inc.; Director, The MacDuffie School, Springfield, Massachusetts; Director (since 2003), Baystate Health Systems, Springfield, Massachusetts; and Director, CityStage, Springfield, Massachusetts.

LAWRENCE V. BURKETT, JR., Executive Vice President and General Counsel

Executive Vice President and General Counsel of MassMutual (since 1993); President, Chief Executive Officer and Director (since 1996), CM Assurance Company and CM Benefit Insurance Company (wholly-owned insurance company subsidiaries of MassMutual); Director (since 1996), MassMutual Holding MSC, Inc.; Director (since 1998), MassMutual Benefits Management, Inc.; Director and Executive Vice President, MassMutual Holding Company (wholly-owned holding company subsidiary of MassMutual) (principal offices, 1295 State Street, Springfield, Massachusetts 01111-0001); Director (since 1996), MML Investors Services, Inc. (wholly-owned broker-dealer subsidiary of MassMutual Holding Company) 1414 Main Street, Springfield; Massachusetts 01144-1013; Director (since 1993), Sargasso Mutual Insurance Co. (Bermuda) Ltd., Victoria Hall, Victoria Street, P.O. Box HM1826, Hamilton, Bermuda; Director, MML Bay State Life Insurance Company; Director, CM Life Insurance Company; Director, DLB Acquisition Corporation; and Director, Oppenheimer Acquisition Corporation; President, and Director (1997-2003), the Association of Life Insurance Counsel; Fellow (since 2003), American Bar Foundation; and a member of the Board of Overseers of the RAND Institute for Civil Justice.

FREDERICK C. CASTELLANI, Executive Vice President

Executive Vice President (since 2001), Senior Vice President (1996-2001) MassMutual.

HOWARD GUNTON, Executive Vice President and Chief Financial Officer

Executive Vice President and Chief Financial Officer (since 2001), MassMutual; Director (since 2000), MML Investors Services, Inc. (wholly-owned broker-dealer subsidiary of MassMutual Holding Company) 1414 Main Street, Springfield; Massachusetts 01144-1013.

JAMES E. MILLER, Executive Vice President

Executive Vice President (since 1997), Enterprise Portfolio Management Officer, MassMutual.

ANDREW OLEKSIW, Executive Vice President

Executive Vice President (since 2003); Senior Vice President (1999-2003) MassMutual.

JOHN V. MURPHY, Executive Vice President

Executive Vice President (since 1997) of MassMutual, 1295 State Street, Springfield, Massachusetts; Chairman, President and Chief Executive Officer (since 2001), Oppenheimer Asset Management, Inc.; Director (since 2001), Centennial Asset Management Corporation; member of the Board of Governors of the Investment Company Institute; and delegate to the Financial Services Roundtable.

STUART H. REESE, Executive Vice President and Chief Investment Officer

Executive Vice President and Chief Investment Officer (since 1999), MassMutual; Chairman and Chief Executive Officer (since 2001), David L. Babson & Company Inc., One Memorial Drive, Cambridge, Massachusetts; Chairman, President and Trustee (since 1999), MML Series Investment Fund and MassMutual Institutional Funds (open end investment companies); President (since 1995), MassMutual Corporate Investors and MassMutual Participation Investors (closed end investment companies); Director (since 1993), Executive Vice President-Investments (since 1999), Director (since 1994), Senior Vice President-Investments (since 1994) MassMutual Corporate Value Partners, (high yield bond fund); Advisory Board Member, Kirtland Capital Partners (since 1995), Director (since 1996), MassMutual High Yield Partners (high yield bond fund); Executive Vice President (since 1999) CM Assurance Company, CM Benefit Insurance Company and CM Life Insurance Company (wholly owned insurance company subsidiaries of MassMutual); Director (since 1996), CM International, Inc. (issuer of collateralized mortgage obligation securities); Director (since 1996) and Chairman (since 1999), Antares Capital Corporation (finance company); Committee Chairman (since 1999), Antares: Compensation Committee, Member (since 1999), Audit Committee and Member (April-August 1999), Investment Committee; Director (since 1996), Charter Oak Capital Management, Inc. (manager of institutional investment portfolio), and State House I

Corporation; Director (since 1999), Cornerstone Real Estate Advisers, Inc.; Director, HYP Management, Inc.; Member of the Advisory Board of MassMutual High Yield Partners II LLC; Director (since 1999) MassMutual Holding MSC, Inc.; President, MMHC Investment, Inc.; Director, MassMutual Corporate Value Limited; Director, DLB Acquisition Corporation; Director, Oppenheimer Acquisition Corporation; and Director, Merrill Lynch Derivative Products (since 1999).

ANDREW RUOTOLO, Executive Vice President, Enterprise Information Systems

Executive Vice President, Enterprise Information Systems (since 2003) MassMutual, 1295 State Street, Springfield, Massachusetts; Executive Vice President and Director (since 1999), OppenheimerFunds, Inc. 2 World Financial Center, 225 Liberty Street, New York, New York.

TOBY J. SLODDEN, Executive Vice President

Executive Vice President (since 2003); Senior Vice President (1997-2003) MassMutual.

MATTHEW E. WINTER, Executive Vice President

Executive Vice President (since 2001), MassMutual; Chairman of the Board of Directors (since 2000) MML Investors Services, Inc. (wholly-owned broker-dealer subsidiary of MassMutual Holding Company) 1414 Main Street, Springfield; Massachusetts 01144-1013; Chairman of the Board of Directors, The MassMutual Trust Company, FSB; Board Member, eMoney Advisor, Inc.; and Director and Member, Executive Committee, Connecticut Opera.

b. The Investment Sub-Advisers

DAVID L. BABSON & COMPANY INC.

The directors and executive officers of David L. Babson & Company Inc. (“Babson” or the “Manager”), which is located at One Memorial Drive, Cambridge, Massachusetts 02142, their positions with Babson and their other principal business affiliations and business experience for the past two years are as follows:

Directors and Executive Officers

STUART H. REESE, Director, Chairman, Chief Executive Officer and President

President (since 2003), Chairman (since 2001), Director (since 2000), and Chief Executive Officer (since 1999), Babson; Executive Vice President and Chief Investment Officer (since 1999), Chief Executive Director (1997-1999), Executive Director (1996-1997), Senior Vice President (1993-1996), Massachusetts Mutual Life Insurance Company (“MassMutual”) (insurance company and investment adviser), 1295 State Street, Springfield, Massachusetts 01111-0001.

KEVIN M. MCCLINTOCK, Director and Managing Director

Director and Managing Director (since 2000), Executive Vice President (1999-2000), Babson; Managing Director, S.I. International Assets (formerly known as Babson-Stewart Ivory International (registered investment adviser, of which the Manager is a 50% general partner)), One Memorial Drive, Cambridge, Massachusetts (since 1999); Director (since 1999) and President (since 2003), The DLB Fund Group, One Memorial Drive, Cambridge, Massachusetts (open-end investment company); Director of Equities and Fixed Income (1995-1999), the Dreyfus Corporation (investment manager), New York, New York.

ROBERT LIGUORI, Director

Director (since 2000), Babson; Senior Vice President and Deputy General Counsel (since 1999), MassMutual, (insurance company and investment adviser), 1295 State Street, Springfield, Massachusetts 01111-0001; Senior Vice President and General Counsel (1997-1999), Vice President and General Counsel (1996-1997), Vice President and Counsel (1992-1996), American International Group, Inc., AIG Life Companies, 600 King Street, Wilmington, Delaware.

MARY WILSON-KIBBE, Managing Director

Managing Director (since 2000), Executive Director and Executive Vice President (1999-2000), Babson; Executive Director (1997-1999), Senior Managing Director (1997-1999), Vice President and Managing Director (1991-1994), MassMutual (insurance company and investment adviser), 1295 State Street, Springfield, Massachusetts 01111-0001.

KENNETH L. HARGREAVES, Managing Director

Managing Director (since 2000) Babson; Executive Director (1997-1999), Senior Vice President (1991-1997), MassMutual (insurance company and investment adviser), 1295 State Street, Springfield, Massachusetts 01111-0001.

WILLIAM F. GLAVIN, JR., Director, Managing Director, Chief Operating Officer and Chief Compliance Officer

Director (since 2003), Chief Operating Officer and Chief Compliance Officer (since April 2003), Babson; President – US Retail (January 2000 to March 2003), Chief Operating Officer – US Direct (February 1999 to January 2000), General Manager – AARP Investment Program (April 1997 to February 1999), Scudder Investments/Deutsche Asset Management.

ROGER W. CRANDALL, Director and Managing Director

Director (Since 2003), Managing Director (since 2000), Babson; Managing Director, Securities Investment Division (1991-2000) and Managing Director (1993-2000), MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

EFRAM MARDER, Managing Director

Managing Director (since 2000), Babson; Executive Director (1998-1999), Senior Managing Director (1996-1998), Vice President and Managing Director (1989-1996), MassMutual (insurance company and investment adviser), 1295 State Street, Springfield, Massachusetts 01111-0001.

STEPHEN L. KUHN, General Counsel and Clerk

General Counsel and Clerk (since 1999), Babson; Senior Vice President and Deputy General Counsel (since 1998), Vice President and Associate General Counsel (1992-1998), MassMutual (insurance company and investment adviser), 1295 State Street, Springfield, Massachusetts 01111-0001; Vice President and Secretary, MassMutual Participation Investors and MassMutual Corporate Investors (closed end investment companies); Assistant Secretary (since 1996), Antares Capital Corporation (finance company); Chief Legal Officer and Assistant Secretary (since 1995), DLB Acquisition Corporation (holding company for investment advisers); Assistant Secretary, Oppenheimer Acquisition Corporation (holding company for investment advisers); Vice President and Secretary, MassMutual Institutional Funds (open-end investment company); Vice President and Secretary, (1988-1999), MML Series Investment Fund (open-end investment company).

JAMES E. MASUR, Chief Financial Officer, Comptroller and Managing Director

Chief Financial Officer, Comptroller and Managing Director (since 2003); Senior Finance Executive (2002-2003) Deutsche Bank Asset Management; Prior to this he was Chief Financial Officer of Zurich Scudder’s U.S. Retail Operations.

(b) The principle executive officers of First State Investments International Limited (“First State”), formerly known as Stewart Ivory and Company (International) Limited, a subsidiary of First State Investments U.K. First State has its principal places of business at 23 St. Andrew Square, Edinburgh, Scotland EH2 1BB and 3rd floor, 30 Cannon Street, London, UK EC4M 6YQ.

TOM WARING

Director and Chief Executive Officer

Chief Executive Officer of First State International since July 2003. Previously Chief Executive Officer of First State Asia, and prior to that, responsible for First State’s start-up joint venture in China, start-up business in Indonesia and sales and business development activities in Japan. Established an Asian funds management business on behalf of Royal Trust of Canada (1987), which was acquired by Credit Lyonnais, US financial group Nicholas Applegate and then finally in 1999 by First State—all of which time he served as Chief Executive Officer.

STUART PAUL

Director and Chief Investment Officer

Chief Investment Officer since October 2000. In July 2003, appointed Chief Operating Officer, First State International, and is now responsible for First State’s investment management teams in the UK and Asia. He has been with First State and its predecessor, Stewart Ivory, since 1994. Member of the First State Investments Executive Committee. Managing Director (since 2000), S.I. International Assets, an investment adviser formerly known as Babson-Stewart Ivory International with its principal place of business at One Memorial Drive,

Cambridge, MA 02142.

MARTIN HARRIS

Head of Institutional Business

Martin Harris was appointed Head of the Institutional Business at First State Investments (UK) in December 2000. Prior to joining First State in the UK, Martin was Head of Institutional Business for Colonial First State in Australia.

Prior to joining Colonial First State, Martin was Head of Institutional Business Development for Gartmore in London. Martin is a member of the First State Investments Executive Committee.

GREG COOPER

Director and Chief Financial Officer

Chief Financial Officer since July 2003. He joined Colonial First State Investments in Sydney, in December 1997. In 2000, appointed deputy chief financial officer, until April 2001, when he relocated to the UK as Chief

Operations Officer of First State Investments. Greg is a member of the First State Investments Executive Committee.

JAMES AYLING

Head of Legal & Company Secretary

James joined Stewart Ivory & Company Limited (now part of the First State Group) in 1994. His current responsibilities extend to all legal, company secretarial, insurance and pension matters within the UK First State Group.

MICHAEL TULLOCH

Head of Finance

Mr. Tulloch has worked with the First State Investments group and predecessor companies since 1994, assuming the role of Head of Finance in 1998.

MASSACHUSETTS FINANCIAL SERVICES COMPANY (“MFS”)

MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds (except the Vertex Funds mentioned below): Massachusetts Investors Trust; Massachusetts Investors Growth Stock Fund; MFS Growth Opportunities Fund; MFS Government Securities Fund; MFS Government Limited Maturity Fund; MFS Series Trust I (which has 10 series: MFS Managed Sectors Fund, MFS Cash Reserve Fund, MFS Strategic Growth Fund, MFS Research Growth and Income Fund, MFS

Core Growth Fund, MFS Value Fund, MFS New Discovery Fund, MFS Technology Fund, MFS Research International Fund and MFS Japan Equity Fund); MFS Series Trust II (which has two series: MFS Emerging Growth Fund and MFS Large Cap Growth Fund); MFS Series Trust III (which has three series: MFS High Income Fund, MFS Municipal High Income Fund and MFS High Yield Opportunities Fund); MFS Series Trust IV (which has four series: MFS Money Market Fund, MFS Government Money Market Fund, MFS Municipal Bond Fund and MFS Mid Cap Growth Fund); MFS Series Trust V (which has five series: MFS Total Return Fund, MFS Research Fund, MFS International New Discovery Fund, MFS International Strategic Growth Fund and MFS International Strategic Value Fund); MFS Series Trust VI (which has three series: MFS Global Total Return Fund, MFS Utilities Fund and MFS Global Equity Fund); MFS Series Trust VII (which has one series: MFS Capital Opportunities Fund); MFS Series Trust VIII (which has three series: MFS Strategic Income Fund, MFS Global Growth Fund and MFS Tax Managed Equity Fund); MFS Series Trust IX (which has eight series: MFS Bond Fund, MFS Limited Maturity Fund, MFS Municipal Limited Maturity Fund, MFS Research Bond Fund, MFS Research Bond Fund J, MFS Intermediate Investment Grade Bond Fund, MFS Emerging Opportunities Fund and MFS Inflation-Adjusted Bond Fund; MFS Series Trust X (which has 16 series: MFS Government Mortgage Fund, MFS Emerging Markets Equity Fund, MFS International Growth Fund, MFS International Value Fund, MFS Strategic Value Fund, MFS Emerging Markets Debt Fund, MFS European Equity Fund, MFS New Endeavor Fund, MFS Fundamental Growth Fund, MFS Gemini U.K. Fund, MFS Global Value Fund, MFS International Core Equity Fund, MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, MFS Growth Allocation Fund and MFS Aggressive Growth Allocation Fund); MFS Series Trust XI (which has two series: MFS Union Standard Equity Fund and MFS Mid Cap Value Fund); and MFS Municipal Series Trust (which has 16 series: MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond

Fund, MFS Virginia Municipal Bond Fund, MFS West Virginia Municipal Bond Fund and MFS Municipal Income Fund (the “MFS Funds”). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts 02116.

MFS also serves as investment adviser of the following open-end Funds: MFS Institutional Trust (“MFSIT”) (which has 9 series) and MFS Variable Insurance Trust (“MVI”) (which has 15 series). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts 02116.

In addition, MFS serves as investment adviser to the following closed-end funds: MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust and MFS Special Value Trust (the “MFS Closed-End Funds”). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts 02116.

Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust (“MFS/SL”) (which has 29 series), Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, Global Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account (collectively, the “Accounts”). The principal business address of MFS/SL is 500 Boylston Street, Boston, Massachusetts 02116. The principal business address of each of the aforementioned Accounts is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181.

The Directors of MFS are Robert J. Manning, William W. Scott, Martin E. Beaulieu, Richard D. Schmalensee, Donald A. Stewart, C. James Prieur, William W. Stinson and James C. Baillie. Robert C. Pozen is the Chairman, Mr. Manning is Chief Executive Officer, Chief Investment Officer and President, Mr. Scott is Vice Chairman, Mr. Beaulieu is Executive Vice President and the Director of Global Distribution, Maria D. Dwyer is Executive Vice President and Chief Regulatory Officer, Robert T. Burns is a Senior Vice President, Associate General Counsel and Secretary, Robin A. Stelmach is a Senior Vice President and Chief Operating Officer; Michael W. Roberge is a Senior Vice President, Chief Fixed Income Officer and Director of Fixed Income Research, Robert J. Whelan is a Senior Vice President and Chief Financial Officer, Thomas B. Hastings is a Senior Vice President and Treasurer and Joseph E. Lynch is the Assistant Treasurer.

Massachusetts Investors Trust

Massachusetts Investors Growth Stock Fund

MFS Growth Opportunities Fund

MFS Government Securities Fund

MFS Government Limited Maturity Fund

MFS Series Trust I

MFS Series Trust II

MFS Series Trust III

MFS Series Trust IV

MFS Series Trust V

MFS Series Trust VI

MFS Series Trust VII

MFS Series Trust VIII

MFS Series Trust IX

MFS Series Trust X

MFS Series Trust XI

MFS Municipal Series Trust

MFS Variable Insurance Trust

MFS Institutional Trust

MFS Municipal Income Trust

MFS Multimarket Income Trust

MFS Government Markets Income Trust

MFS Intermediate Income Trust

MFS Charter Income Trust

MFS Special Value Trust

J. Atwood Ives and Ward Smith are Co-Chairs, Robert J. Manning is President, Richard M. Hisey, a Senior Vice President of MFS, is Treasurer, James O. Yost, Ellen M. Moynihan, Stephanie A. DeSisto and Robert R. Flaherty, Vice Presidents of MFS, are the Assistant Treasurers, James R. Bordewick, Jr., Senior Vice President and Associate General Counsel of MFS, is the Assistant Secretary and Assistant Clerk.

MFS/Sun Life Series Trust

J. Kermit Birchfield is Chairman, Robert J. Manning is President, Richard M. Hisey is the Treasurer, James O. Yost, Ellen M. Moynihan, Stephanie A. DeSisto and Robert R. Flaherty are the Assistant Treasurers, James R. Bordewick, Jr., is the Assistant Secretary and Assistant Clerk.

Money Market Variable Account

High Yield Variable Account

Capital Appreciation Variable Account

Government Securities Variable Account

Total Return Variable Account

Global Governments Variable Account

Managed Sectors Variable Account

J. Kermit Birchfield is Chairman, Robert J. Manning is President and a Director, Richard M. Hisey is Treasurer, Jim Yost, Ellen M. Moynihan, Stephanie A. DeSisto and Robert R. Flaherty are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

MIL Funds

MFS Meridian Funds

Jeffrey L. Shames is Chairman and a Director, Peter D. Laird is President and a Director, J. Kermit Birchfield is a Director, Richard M. Hisey is Treasurer, James O. Yost, Ellen M. Moynihan, Stephanie A. DeSisto and Robert R. Flaherty are the Assistant Treasurers, and James R. Bordewick, Jr. is the Assistant Secretary.

MFS International Ltd. (“MIL Bermuda”), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Canon’s Court, 22 Victoria Street, Hamilton HM 12 Bermuda, serves as investment adviser to and distributor for MFS American Funds, known as the MFS Funds, SICAV after January 1999 (which has 14 portfolios): Emerging Markets Debt Fund, European Bond Fund, European Equity Fund, European Growth Fund, European High Yield Bond Fund, European Smaller Companies Fund, European Value Fund, Global Equity Fund, U.S. Dollar Reserve Fund, U.S. Emerging Growth Fund, U.S. High Yield Bond Fund, U.S. Research Fund, U.S. Strategic Growth Fund and Value Fund (the “MIL Funds”). The MIL Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the MIL Funds is 47, Boulevard Royal, L-2449 Luxembourg. MIL also serves as investment adviser to and distributor for MFS Meridian Asian Dynasty Fund, MFS Meridian Emerging Markets Debt Fund, MFS Meridian European Equity Fund, MFS Meridian Global Balanced Fund, MFS Meridian Global Equity Fund, MFS Meridian Global Growth Fund, MFS Meridian Limited Maturity Fund, MFS Meridian Money Market Fund, MFS Meridian Research Bond Fund, MFS Meridian Research International Fund, MFS Meridian Strategic Growth Fund, MFS Meridian Strategic Income Fund, MFS Meridian Technology Fund, MFS Meridian U.S. Emerging Growth Fund, MFS Meridian U.S. Equity Fund, MFS Meridian U.S. Government Bond Fund, MFS Meridian U.S. High Yield Fund, MFS Meridian U.S. Research Fund and MFS Meridian Value Fund (collectively the “MFS Meridian Funds”). Each of the MFS Meridian Funds is organized as an exempt company under the laws of the Cayman Islands. The principal business address of each of the MFS Meridian Funds is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

Robert J. Manning is a Director, Peter Laird is a Director and President, Peter Bubenzner is a Director, Judith Collis is a Director, Robert Whelan is the Treasurer, Robert T. Burns is the Assistant Secretary and Thomas B. Hastings is the Assistant Treasurer. Mark C. Rogers is Senior Vice President and Managing Director – Retail and Ira S. Krolick is Senior Vice President.

MFS International (U.K.) Ltd. (“MIL-UK”), a private limited company registered with the Registrar of Companies for England and Wales whose current address is Eversheds, Senator House, 85 Queen Victoria Street, London, England EC4V 4JL, is involved primarily in marketing and investment research activities with respect to private clients and the MIL Funds and the MFS Meridian Funds.

Robert J. Manning and Peter D. Laird are the Directors. Mr. Laird is the President, Robert Whelan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is Secretary.

MFS International S.C. LTDA (“MIL Brazil”), a private commercial limited liability quota company organized under the laws of Brazil whose current address is Al Campinas, 1070, 7 andar, Sala 15, Sao Paulo, Sao Paulo, Brazil, is primarily involved in providing market development services to increment the use of MFS products and services in Brazil as well as being a distributor of the MFS Meridian Funds.

Robert J. Manning and Peter D. Laird are Advisory Board Members. Mr. Manning is also the President. Jose Noguerol is General Manager and Regional Vice President, Robert J. Whelan is Treasurer and Thomas B. Hastings is Assistant Treasurer.

MFS Institutional Advisors (Australia) Ltd. (“MFSI-Australia”), a private limited company organized under the Corporations Law of New South Wales, Australia whose current address is Level 27, Australia Square, 264 George Street, Sydney, NSW2000, Australia, is involved primarily in investment management and distribution of Australian superannuation unit trusts and acts as an investment adviser to institutional accounts.

Graham E. Lenzner is the Chairman, Loretta Lenzner, Robert J. Manning and Sheldon Rivers are Directors, Robert Whelan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, and Robert T. Burns is the Assistant Secretary.

MFS Fund Distributors, Inc. (“MFD”), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI and MFSIT.

Robert J. Manning is the Chairman, Martin E. Beaulieu is a Director and the President, Robert T. Burns is the Assistant Secretary, Michael J. Londergan is the Treasurer and Thomas B. Hastings is the Assistant Treasurer, James Jessee is Senior Vice President – Dealer Relations, Sharon A. Brovelli is Senior Vice President and Director of Administration/Operations, Paul F. Fichera is Senior Vice President and Director of Product Development, William H. Finnegan is Senior Vice President and Director of Market Development, Michael D. Fitzgerald is Senior Vice President – Bank Marketing Group, Joseph A. Kosciuszek is Senior Vice President – Support Services MFSI/International, Larry I. Milder is Senior Vice President – FIAD Sales, Thomas A. Jessee is Senior Vice President – Broker/Dealer Sales, Bill C. Taylor is Senior Vice President and Director of PPS, Susan G. Fowler is Senior Vice President – Fulfillment/PPS and Brendan K. Nolan is Senior Vice President.

MFS Service Center, Inc. (“MFSC”), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT and MVI.

Robert J. Manning is the Chairman. Janet A. Clifford is a Director. Ms. Clifford is also the President, Robert Whelan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, and Robert T. Burns is the Assistant Secretary, Robert W. Green is Senior Vice President – Dealer Services, Gloria E. Schmid is Senior Vice President – Operations and Robert A. Steeves is Senior Vice President – Communications Teleservices, Peter W. Noll is Senior Vice President & Chief Information Officer and Anne M. Petruff and David G. Rainville are Senior Vice Presidents.

MFS Institutional Advisors, Inc. (“MFSI”), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

Robert J. Manning is Chairman and Chief Investment Officer, Martin E. Beaulieu is a Director, Lisa M. Jones is Head of Institutional and Executive Vice President, Robert Whelan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Secretary, Ray P. Dutcher is Senior Vice President – Global Client Services, Fletcher B. Coleman III is Senior Vice President and Managing Director of Insurance Services Group, Robert W. Gandre is Senior Vice President and Director of Middle East, Asia & Latin America and Karen C. Jordan and Terence M. Welch are Senior Vice Presidents.

MFS Retirement Services, Inc. (“RSI”), a wholly owned subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

Robert J. Manning is the Chairman, Martin E. Beaulieu is the Director, Carol W. Geremia is the President, Robert Whelan is the Treasurer, Eric G. Burns is Director of ERISA Compliance, Thomas B. Hastings is the Assistant Treasurer, Robert T. Burns is the Assistant Secretary, Eric G. Burns is Senior Vice President and Director of Business Practices and Strategies, Katharine Burridge is Senior Vice President – Qualified Plans, Director of Qualified Plans, Matthew D. Gannon is Senior Vice President – Retail Marketing, Director of RSI Marketing, William F. Shaw is Senior Vice President – Marketing and George C. Sutherland is Senior Vice President – Sales.

MFS Investment Management K.K. (“MIMKK”), a wholly owned subsidiary of MFS, is a corporation incorporated in Japan. MIMKK, whose address is Kamiyacho-Mori Building, 3-20, Tranomon 4-chome, Minato-ku, Tokyo, Japan, is involved in investment management activities.

Robert J. Manning, Peter D. Laird and Lisa M. Jones are Directors, Ira S. Krolick is a Director and Chief Operating Officer, Takafumi Ishii is a Director and Representative Director, and Robert J. Whelan and Thomas B. Hastings are Statutory Auditors.

MFS Heritage Trust Company (“MFS Trust”), a New Hampshire-chartered limited-purpose trust company whose current address is 650 Elm Street, Suite 404, Manchester, NH 03101, provides directed trustee services to retirement plans.

Eric G. Burns, Paul F. Fichera, Janet A. Clifford, Martin E. Beaulieu, Carol W. Geremia and Joseph A. Kosciuszek are Directors. Mr. Burns is the President, Robert J. Whelan is the Treasurer, Thomas B. Hastings is Assistant Treasurer, Robert T. Burns is the Clerk and Mark Kaplan is Trust Officer.

MFS Japan Holdings, LLC, a private limited liability company organized under the laws of Delaware whose address is 500 Boylston Street, Boston, MA 02116, is primarily a holding company and is 50% owned by Massachusetts Financial Services Company and 50% owned by Sun Life Financial (Japan), Inc.

Robert J. Manning, Douglas C. Henck, Peter D. Laird and Donald A. Stewart are Directors, Robert J. Whelan is Treasurer and Thomas B. Hastings is Assistant Treasurer.

Sun Life of Canada (U.S.) Financial Services Holdings, Inc., a company incorporated under the laws of Delaware whose address is 500 Boylston Street, Boston, Massachusetts 02116, is the direct parent company of Massachusetts Financial Services Company.

Robert J. Manning is Chairman, Eric G. Burns, Donald A. Stewart and C. James Prieur are Directors, Robert Whelan is the Treasurer, Joseph Lynch is the Assistant Treasurer, Robert T. Burns is Secretary and Mitchell C. Freestone is the Assistant Secretary.

MFS Investment Management (LUX) S.A., a joint stock company organized under the laws of Luxembourg whose registered office is 49, Avenue J.F. Kennedy, L-1855, Kirchberg, Luxembourg, is the management company of the MFS Investment Funds, which has 2 portfolios: MFS Funds-Global Equity Ex-Japan Fund and MFS Funds-Bond Fund.

Robert J. Manning and Martin E. Beaulieu are Directors, Robert J. Whelan is Treasurer and Thomas B. Hastings is Assistant Treasurer.

MFS/Sun Life Financial Distributors, Inc., a Delaware broker dealer jointly owned by MFS and Sun Life of Canada (U.S.) Financial Services Holdings, Inc., whose address is 131 Oliver Street, Boston, Massachusetts 02110, is a distributor of variable annuity products.

Martin E. Beaulieu and Robert C. Salipante are the Directors, Thomas Seitz is President, Ellen B. King is Secretary and Amy E. Mihaich is Assistant Secretary.

In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

Donald A. Stewart	Chief Executive Officer, Sun Life Assurance Company of Canada, Sun Life Centre, 150 King Street West, Toronto, Ontario, Canada (Mr. Stewart is also an officer and/or Director of various subsidiaries and affiliates of Sun Life)

C. James Prieur	President and a Director, Sun Life Assurance Company of Canada, Sun Life Centre, 150 King Street West, Toronto, Ontario, Canada (Mr. Prieur is also an officer and/or Director of various subsidiaries and affiliates of Sun Life)

William W. Stinson	Non-Executive Chairman, Sun Life Financial and Sun Life Assurance Company of Canada, Sun Life Centre, 150 King Street West, Toronto, Ontario, Canada; Chairman, Westshore Terminals Income Fund, Vancouver, British Columbia; Director, Grant Forest Products Inc., Ontario, Canada and Trustee, Fording Canadian Coal Trust, Calgary, Alberta

James C. Baillie	Counsel, Torys, Ontario, Canada; Chair, Independent Electricity Market Operator, Ontario, Canada; Chair, Corel Corporation, Ontario, Canada; Director, Sun Life Financial, Ontario Canada; Director, FPI Ltd., Newfoundland, Canada

WADDELL & REED INVESTMENT MANAGEMENT COMPANY (“WRIMCO”)

Disinterested Directors

NAME, ADDRESS AND AGE	POSITION HELD WITH THE FUND	DIRECTOR SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR

James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 Age: 56	Director	1997	Professor of Law, Washburn Law School; Formerly, Dean, Washburn Law School	40	Director, Am Vestors CBO II, Inc. (bond investment firm)

John A. Dillingham 4040 Northwest Claymont Drive Kansas City, MO 64116 Age: 64	Director	1997	President and Director, JoDill Corp. and Dillingham Enterprises, Inc., both farming enterprises; formerly, Instructor at Central Missouri State University; formerly, Consultant and Director, McDougal Construction Company	40	None

David P. Gardner 6300 Lamar Avenue Overland Park, KS 66202 Age: 70	Director	1998	Formerly, president, William and Flora Hewlett Foundation	40	None

Linda K. Graves 6300 Lamar Avenue Overland Park, KS 66202 Age: 50	Director	1995	Shareholder/Attorney, Levi & Craig, P.C. (on leave of absence); formerly, First Lady of Kansas	40	None

Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 36	Director	1998	Vice President and General Counsel of the Board of Regents, University of Oklahoma; Adjunct Professor, University of Oklahoma Law School; Managing Member, Harroz Investments, LLC, commercial enterprise	68	None

John F. Hayes 6300 Lamar Avenue Overland Park, KS 66202 Age: 84	Director	1988	Shareholder, Gilliland & Hayes, P.A., a law firm	40	Director, Central Bank & Trust; Central Financial Corporation (banking)

Glendon E. Johnson, Sr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 79	Director	1971	Retired; formerly, Chief Executive Officer and Director, John Alden Financial Corporation	40	None

Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 Age: 66	Director	1995	Professor Emeritus, formerly, Professor of Business Administration, University of Missouri at Kansas City; formerly, Chancellor, University of Missouri at Kansas City	68	None

Frederick Vogel III 6300 Lamar Avenue Overland Park, KS 66202 Age: 68	Director	1971	Retired	40	None

*	With respect to the Fund Complex.

Interested Directors

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE FUND	DIRECTOR/ OFFICER SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	TOTAL NUMBER OF PORTFOLIOS OVERSEEN	OTHER DIRECTORSHIPS HELD
Keith A. Tucker 6300 Lamar Avenue Overland Park, KS 66202 Age: 58	Chairman of the Board Director	1998 1993	Chairman of the Board, Chief Executive Officer and Director of WDR; formerly, Principal Financial Officer of WDR; Chairman of the Board and Director of Waddell & Reed, WRIMCO and WRSCO; formerly, Vice Chairman of the Board of Directors of Torchmark Corporation; Chairman of the Board and Director/Trustee of each of the funds in the Fund Complex	68	None

Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 Age: 61	President Director	2001 1998	President, Chief Investment Officer and Director of WDR; formerly, Treasurer of WDR; Director of Waddell & Reed; President, Chief Executive Officer, Chief Investment Officer and Director of WRIMCO; President, Chief Executive Officer and Director of Waddell & Reed Ivy Investment Company (WRIICO), an affiliate of WDR; President and Director/Trustee of each of the funds in the Fund Complex	68	Director, Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO; Director, Ivy Services Inc. (ISI), an affiliate of WRIICO

Robert L. Hechler 6300 Lamar Avenue Overland Park, KS 66202 Age: 67	Director	1998	Consultant of WDR and Waddell & Reed; formerly, Executive Vice President and Chief Operating Officer of WDR; formerly, President, Chief Executive Officer, Principal Financial Officer, Treasurer and Director of Waddell & Reed; formerly, Executive Vice President, Principal Financial Officer, Treasurer and Director of WRIMCO; formerly, President, Treasurer and Director of WRSCO	24	None

Frank J. Ross, Jr. Polsinelli, Shalton & Welte, P.C. 700 West 47th Street Suite 1000 Kansas City, MO 64112 Age: 50	Director	1996	Shareholder/Director, Polsinelli, Shalton & Welte, P.C., a law firm	40	Director, Columbian Bank & Trust

*	With respect to the Fund Complex.

Officers

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE FUND	OFFICER SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Theodore W. Howard 6300 Lamar Avenue Overland Park KS 66202 Age: 61	Vice President Treasurer Principal Accounting Officer Principal Financial Officer	1987 1976 1976 2002	Senior Vice President of WRSCO; Vice President, Treasurer, Principal Accounting Officer and Principal Financial Officer of each of the funds in the Fund Complex; formerly, Vice President of WRSCO

Kristen A. Richards 6300 Lamar Avenue Overland Park KS 66202 Age: 36	Vice President Secretary Associate General Counsel	2000 2000 2000	Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO and WRIICO; Vice President, Secretary and Associate General Counsel of each of the funds in the Fund Complex; formerly, Assistant Secretary of funds in the Fund Complex; formerly, Compliance Officer of WRIMCO

Daniel C. Schulte 6300 Lamar Avenue Overland Park KS 66202 Age: 38	Vice President General Counsel Assistant Secretary	2000 2000 2000	Vice President, Assistant Secretary and General Counsel of WDR; Senior Vice President, Secretary and General Counsel of Waddell & Reed, WRIMCO and WRSCO; Senior Vice President, Assistant Secretary and General Counsel of WRIICO; Vice President, General Counsel and Assistant Secretary of each of the funds in the Fund Complex; formerly, Assistant Secretary of WDR; formerly, an attorney with Klenda, Mitchell, Austerman & Zuercher, L.L.C.

*	With respect to the Fund Complex.

NORTHERN TRUST INVESTMENTS, N.A. (“NTI”)

Northern Trust Investments, N.A. (“NTI”) is a wholly-owned subsidiary of The Northern Trust Company (“TNTC”), an Illinois state chartered bank. TNTC is a wholly-owned subsidiary of Northern Trust Corporation, a bank holding company. NTI is located at 50 South LaSalle Street, Chicago, IL 60675-5986. Set forth below is a list of officers and directors of NTI, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years. Most officers and directors of NTI hold comparable positions with TNTC (other than as director), as indicated below, and certain other officers of NTI hold comparable positions with Northern Trust Bank, N.A., a wholly-owned subsidiary of Northern Trust Corporation.

Name and Position with NTI	Connection Business Address of Other Company	with Other Company
Abendroth, John D. Vice President	The Northern Trust Company	Vice President

Adams, Bradford S. Senior Vice President	The Northern Trust Company	Senior Vice President

Aitcheson, James A. Vice President	The Northern Trust Company	Vice President

Alongi, David M. Vice President	The Northern Trust Company	Vice President

Andersen, Brian E. Vice President	The Northern Trust Company	Vice President

Anwar, Raheela Gill Senior Vice President	The Northern Trust Company	Senior Vice President

Aronson, Jennifer Ann Vice President	The Northern Trust Company	Vice President

Ayres, Scott R. Vice President	The Northern Trust Company	Vice President

Baras, Ellen G. Vice President	The Northern Trust Company	Vice President

Barker, Sheri D. Vice President	The Northern Trust Company	Vice President

Barrett, James J. Senior Vice President	The Northern Trust Company	Senior Vice President

Barry, Susan M. Vice President	The Northern Trust Company	Vice President

Baskin, Jeremy M. Senior Vice President	The Northern Trust Company	Senior Vice President

Beard, Catherine Sinclair Vice President	The Northern Trust Company	Vice President

Beaudoin, Keith J. Vice President	The Northern Trust Company	Vice President

Beckman, Carl P. Senior Vice President & Treasurer	The Northern Trust Company	Senior Vice President

Belden III, William H. Vice President	The Northern Trust Company	Vice President

Bell, Gregory A. Vice President	The Northern Trust Company	Vice President

Benzmiller, Thomas A. Senior Vice President	The Northern Trust Company	Senior Vice President

Bergin, Kathryn L. Vice President	The Northern Trust Company	Vice President

Bergson, Robert H. Vice President	The Northern Trust Company	Vice President

Blanchard, Jeffrey L. Senior Vice President	The Northern Trust Company	Senior Vice President

Boeckmann, Eric Vonn Vice President	The Northern Trust Company	Vice President

Boyer, Deborah Lynn Vice President	The Northern Trust Company	Vice President

Breckel, Theodore Senior Vice President	The Northern Trust Company	Senior Vice President

Bridgman, James Carey Vice President	The Northern Trust Company	Vice President

Britton, Alan R Vice President	The Northern Trust Company	Vice President

Bukoll, Martin B. Senior Vice President	The Northern Trust Company	Senior Vice President

Campbell, Jr., Richard C. Senior Vice President	The Northern Trust Company	Senior Vice President

Cannon, Patrick Senior Vice President	The Northern Trust Company	Senior Vice President

Carberry, Craig R. Secretary	The Northern Trust Company	Senior Attorney

Carlson, Marc E. Vice President	The Northern Trust Company	Vice President

Carlson, Mark D. Vice President	The Northern Trust Company	Vice President

Carlson, Robert A. Vice President	The Northern Trust Company	Vice President

Chavez, Oscar A.	The Northern Trust Company	Vice President

Clarke-Czochara, Susan Vice President	The Northern Trust Company	Vice President

Connellan, Kevin Anthony Senior Vice President	The Northern Trust Company	Senior Vice President

Cozine, Mark E. Vice President	The Northern Trust Company	Vice President

Creighton, James A. Senior Vice President	The Northern Trust Company	Senior Vice President

D’Arienzo, Louis R. Vice President	The Northern Trust Company	Vice President

Dennehy II, William Vice President	The Northern Trust Company	Vice President

Detroy, Timothy J. Vice President	The Northern Trust Company	Vice President

Dow, Robert John Vice President	The Northern Trust Company	Vice President

Driscoll, Peter John Vice President	The Northern Trust Company	Vice President

Dudley, Jr., Orie Leslie Director and Executive Vice President	The Northern Trust Company and Northern Trust Corporation	Executive Vice President and Chief Investment Officer

Egizio, Michael P. Vice President	The Northern Trust Company	Vice President

Everett, Steven R. Vice President	The Northern Trust Company	Vice President

Flood, Peter J. Senior Vice President	The Northern Trust Company	Senior Vice President

Flynn, Andrew G. Vice President	The Northern Trust Company	Vice President

Ford, Kristine L. Vice President	The Northern Trust Company	Vice President

Frechette, Timothy J. Senior Vice President	The Northern Trust Company	Senior Vice President

Free, David J. Vice President	The Northern Trust Company	Vice President

Fronk, Christopher A. Vice President	The Northern Trust Company	Vice President

Gautham, Ravi A. Senior Vice President	The Northern Trust Company	Senior Vice President

Geller, Stephanie L. Vice President	The Northern Trust Company	Vice President

Gerlach, Jennifer Ann Vice President	The Northern Trust Company	Vice President

Geraghty, Kim Marie Vice President	The Northern Trust Company	Former Vice President

Gilbert, George J. Senior Vice President	The Northern Trust Company	Senior Vice President

Gomez, Anastasia Vice President	The Northern Trust Company	Vice President

Gonzalez, Edwardo Vice President	The Northern Trust Company	Vice President

Gougler, Frederick A. Vice President	The Northern Trust Company	Vice President

Greenberg, Karen H. Vice President	The Northern Trust Company	Vice President

Griffin, Michelle D. Vice President	The Northern Trust Company	Vice President

Hammer, Alice S. Vice President	The Northern Trust Company	Vice President

Hance, Geoffrey M. Senior Vice President	The Northern Trust Company	Senior Vice President

Hankins, Terry Anthony Vice President	The Northern Trust Company	Vice President

Hare, William A. Vice President	The Northern Trust Company	Vice President

Harmon, Christine M. Vice President	The Northern Trust Company	Vice President

Hausken, Philip Dale Senior Vice President	The Northern Trust Company	Senior Vice President

Hiemenz, Kent C. Senior Vice President	The Northern Trust Company	Senior Vice President

Hill, Susan Vice President	The Northern Trust Company	Vice President

Hockley, Jackson L. Vice President	The Northern Trust Company	Vice President

Hogan, James F. Vice President	The Northern Trust Company	Vice President

Hogan, John T. Vice President	The Northern Trust Company	Vice President

Holland, Jean-Pierre Vice President	The Northern Trust Company	Vice President

Honig, Bruce S. Vice President	The Northern Trust Company	Vice President

Houghtaling, David J. Vice President	The Northern Trust Company	Vice President

Hyatt, William E. Vice President	The Northern Trust Company	Vice President

Iscra, Daniel P. Vice President	The Northern Trust Company	Vice President

Johnson, Amy L. Vice President	The Northern Trust Company	Vice President

Johnston, Barbara M. Vice President	The Northern Trust Company	Vice President

Jones, Scott Craven Senior Vice President	The Northern Trust Company	Senior Vice President

Joseph, Robert E. Senior Vice President	The Northern Trust Company	Senior Vice President

Joves, Evangeline Mendoza Vice President	The Northern Trust Company	Vice President

Kane, James P. Vice President	The Northern Trust Company	Vice President

Kelliher, Michael A. Vice President	Northern Trust Bank, N.A.	Vice President

Kent, Stephen Krider Vice President	The Northern Trust Company	Vice President

Kenzer, David T. Vice President	The Northern Trust Company	Vice President

Kim, June H. Vice President	Northern Trust Bank, N.A.	Vice President

King III, Archibald E. Senior Vice President	The Northern Trust Company	Senior Vice President

Knapp, William M. Senior Vice President	The Northern Trust Company	Senior Vice President

Koch, Deborah L. Vice President	The Northern Trust Company	Vice President

Korytowski, Donald H. Vice President	The Northern Trust Company	Vice President

Kotsogiannis, Nikolas Vice President	The Northern Trust Company	Vice President

Krieg, John L. Vice President	The Northern Trust Company	Vice President

Krisko, Denise M. Vice President	Northern Trust Bank, N.A.	Vice President

Krull, Gerald M. Vice President	The Northern Trust Company	Vice President

Kuhl, Gregory M. Vice President	The Northern Trust Company	Vice President

Kuntz, Peter J. Senior Vice President	Northern Trust Bank, N.A.	Senior Vice President

Lamphier, Matthew E. Vice President	The Northern Trust Company	Vice President

Laughlin, Roberta J. Vice President	The Northern Trust Company	Vice President

Lee, Susan E. Vice President	The Northern Trust Company	Vice President

Leo, John B. Senior Vice President	The Northern Trust Company	Senior Vice President

Lorenz, Philip D. Vice President	The Northern Trust Company	Vice President

Lucas, Michael L. Vice President	The Northern Trust Company	Vice President

Lyons, William A. Vice President	The Northern Trust Company	Vice President

Marchese, Peter Vice President	The Northern Trust Company	Vice President

Mrshe, Daniel J. Vice President	The Northern Trust Company	Vice President

Matturi, Alexander J. Vice President	Northern Trust Bank, N.A.	Vice President

McCart, M.Jane Senior Vice President	The Northern Trust Company	Senior Vice President

McClintic, Corinne Senior Vice President	The Northern Trust Company	Senior Vice President

McDonald, James D. Senior Vice President	The Northern Trust Company	Senior Vice President

McGowan Gannon, Shannon Vice President	The Northern Trust Company	Vice President

McGregor, Timothy T. Senior Vice President	The Northern Trust Company	Senior Vice President

McInerney, Joseph W. Vice President	The Northern Trust Company	Vice President

Mecca, Melinda S. Senior Vice President	The Northern Trust Company	Senior Vice President

Mehta, Ashish R. Vice President	The Northern Trust Company	Vice President

Mendel, Roger A. Vice President	The Northern Trust Company	Vice President

Meservey, Marilyn J. Vice President	The Northern Trust Company	Vice President

Michaels, Peter M. Vice President	The Northern Trust Company	Vice President

Misenheimer, John Eric Senior Vice President	The Northern Trust Company	Senior Vice President

Missil, Kristin A. Vice President	Northern Trust Bank, N.A.	Vice President

Mitchell, Robert G. Vice President	The Northern Trust Company	Vice President

Miyashita, Taku Vice President	The Northern Trust Company	Vice President

Muench, Scott O. Vice President	Northern Trust Bank, N.A.	Vice President

Muiznieks, Katrina M. Vice President	The Northern Trust Company	Vice President

Musial, Tim Vice President	The Northern Trust Company	Vice President

Myre, Matthew L. Vice President	The Northern Trust Company	Vice President

Nellans, Charles J. Vice President	The Northern Trust Company	Vice President

Nelligan, Barbara Vice President	The Northern Trust Company	Vice President

Novicki, Amy D. Senior Vice President	The Northern Trust Company	Senior Vice President

O’Donnell, Kevin Joseph Vice President	The Northern Trust Company	Vice President

O’Shaughnessy, Kevin J. Vice President	The Northern Trust Company	Vice President

Owens, Rosalind Ora Vice President	The Northern Trust Company	Vice President

Pero, Perry R. Director	The Northern Trust Company and Northern Trust Corporation	Vice Chairman/Head of Corporate Risk Management

Pollak, Donald R. Senior Vice President	The Northern Trust Company	Senior Vice President

Potter, Stephen N. Director	The Northern Trust Company	Executive Vice President

Pries, Katie D. Vice President	The Northern Trust Company	Vice President

Quinn, Patrick D. Vice President	The Northern Trust Company	Vice President

Quintana, Maria E. Vice President	The Northern Trust Company	Vice President

Rakowski, Andrew F. Vice President	The Northern Trust Company	Vice President

Ranaldi, Anna Maria Vice President	The Northern Trust Company	Vice President

Reeder, Brent D. Vice President	The Northern Trust Company	Vice President

Ringo, Wesley L. Senior Vice President	The Northern Trust Company	Senior Vice President

Rivera, Maria Vice President	Northern Trust Bank, N.A.	Vice President

Roberts, M. David Vice President	The Northern Trust Company	Vice President

Robertson, Alan W. Director & Senior Vice President	The Northern Trust Company	Senior Vice President

Robertson, Colin A. Senior Vice President	The Northern Trust Company	Senior Vice President

Rochford, Kevin J. Director & Senior Vice President	The Northern Trust Company	Senior Vice President

Rose, Henry Peter Vice President	The Northern Trust Company	Vice President

Runquist, Lori Rae Senior Vice President	The Northern Trust Company	Senior Vice President

Salata, Timothy J. Vice President	The Northern Trust Company	Vice President

Sanchez, Vanessa M. Vice President	The Northern Trust Company	Vice President

Santiccioli, Steven J. Vice President	Northern Trust Bank, N.A.	Vice President

Schoenberger, Michael Vice President	The Northern Trust Company	Vice President

Schweitzer, Eric K. Senior Vice President	The Northern Trust Company	Senior Vice President

Seward, Richard Raymond Vice President	The Northern Trust Company	Vice President

Shank, Ken M. Vice President	The Northern Trust Company	Vice President

Short, Robert C. Vice President	The Northern Trust Company	Vice President

Skleney, Ronald J. Vice President	The Northern Trust Company	Vice President

Skowron, Gail A. Vice President	The Northern Trust Company	Vice President

Southworth, Theodore T. Senior Vice President	The Northern Trust Company	Senior Vice President

Spears, Curtis L. Vice President	The Northern Trust Company	Vice President

Sperazza, Daniel A. Senior Vice President	The Northern Trust Company	Senior Vice President

Streed, Robert N. Senior Vice President	The Northern Trust Company	Senior Vice President

Sullivan, Carol H. Vice President	The Northern Trust Company	Vice President

Syring, Ann F. Vice President	The Northern Trust Company	Vice President

Szaflik, Carolyn B. Vice President	Northern Trust Bank, N.A.	Vice President

Szymanek, Frank D. Vice President	The Northern Trust Company	Vice President

Taylor, Brad L. Vice President	The Northern Trust Company	Vice President

Temple, Jan Senior Vice President	The Northern Trust Company	Senior Vice President

Tetrault, Jr., William J. Vice President	The Northern Trust Company	Vice President

Toth, Terence J. Director and President	The Northern Trust Company	President

Treccia, Stephanie S. Vice President	The Northern Trust Company	Vice President

Trethaway, Jennifer Kamp Executive Vice President	The Northern Trust Company	Executive Vice President

Turner, Betsy Licht Vice President	The Northern Trust Company	Vice President

Van Liew, Kristina Marie Vice President	The Northern Trust Company	Vice President

Waddell, Frederick H. Director	The Northern Trust Company	President

Walker, Sharon M. Vice President	The Northern Trust Company	Vice President

Wennlund, Lloyd A. Director and Executive Vice President	The Northern Trust Company	Executive Vice President

Wetter, Steven R. Vice President	The Northern Trust Company	Vice President

Wilke, Heather Ryan Vice President	The Northern Trust Company	Vice President

Wilkins, Anthony E. Senior Vice President	The Northern Trust Company	Senior Vice President

Wing, James M. Vice President	The Northern Trust Company	Vice President

Winters, Marie C. Vice President	The Northern Trust Company	Vice President

Wong, Kai Yee Vice President	Northern Trust Bank, N.A.	Vice President

Wright, Mary Kay Vice President	The Northern Trust Company	Vice President

Zutshi, Ajay Vice President	The Northern Trust Company	Vice President

RS INVESTMENT MANAGEMENT, L.P. (“RS”)

RS Investment Management, L.P. (“RS”), formerly Robertson, Stephens & Company Investment Management, L.P., is a registered investment adviser under the Advisers Act. RS serves as investment sub-adviser to one series of Registrant, as well as to a series of another registered investment company for which MassMutual serves as investment adviser. To the best knowledge of Registrant, except as set forth below, the directors and executive officers of RS have had as their sole business, profession, vocation or employment during the past two years only their duties as executive officers/employees of RS or its predecessors. The business address of RS is 388 Market Street, Suite 1700, San Francisco, California 94111.

RS Investment Management, L.P. is engaged in the provision of investment advisory and management services to mutual funds, private investment pools, and private accounts.

G. Randall Hecht

Chief Executive Officer of RSIM, L.P. Mr. Hecht was elected President and Principal Executive Officer of the RS Investment Trust in February 1999. He is also the chief executive officer and a member of RS Investment Management Co., LLC, the parent company to RSIM, L.P. Mr. Hecht joined Robertson, Stephens & Company in June 1984 as the firm’s chief financial officer and became a managing director in 1985. From 1993 to 1997, Mr. Hecht was executive vice president and chief operating officer of RS&Co. and held a position on the firm’s executive committee. He has been a Trustee of the Robertson Stephens Investment Trust (which changed its name to RS Investment Trust in 1999) from June 1987 until December 1997, from May 1999 until February 2001, and from June 2001 to present.

James Callinan

Managing Director of RSIM, L.P. Mr. Callinan is responsible for managing the RS Emerging Growth Fund and the RS Internet Age Fund. From 1986 until June 1996, Mr. Callinan was employed by Putnam Investments, where, beginning in June 1994, he served as portfolio manager of the Putnam OTC Emerging Growth Fund. Mr. Callinan received an A.B. in economics from Harvard College, an M.S. in accounting from New York University, and an M.B.A. from Harvard Business School, and is a Charter Financial Analyst.

Andrew P. Pilara, Jr.

Managing Director of RSIM, L.P. He is also a managing member of RS Investment Management Co., LLC the parent company of RSIM L.P. He served as the Principal Executive Officer and the President of the Robertson Stephens Investment Trust from October 1997 and December 1997, respectively, until February 1999. Mr. Pilara is responsible for managing the RS Partners Fund, the RS Global Natural Resources Fund, and the RS Contrarian Fund. Mr. Pilara has been involved in the securities business for over 30 years, with experience in portfolio management, research, trading, and sales. Prior to joining RS Investment Management, L.P., he was president of Pilara Associates, an investment management firm he established in 1974. He holds a B.A. in economics from St. Mary’s College. Mr. Pilara was a Trustee of the Robertson Stephens Investment Trust from September 1997 to February 1999.

DAVIS SELECTED ADVISERS, L.P. (“DSA”)

Davis Selected Advisers, L.P. (“DSA”) and subsidiary companies comprise a financial services organization whose business consists primarily of providing investment management services as the investment adviser and manager for investment companies registered under the Investment Company Act of 1940, unregistered off-shore investment companies, and as an investment adviser to institutional and individual accounts. DSA also serves as sub-investment adviser to other investment companies. Davis Distributors LLC, a wholly-owned subsidiary of DSA, is a registered broker-dealer. Davis Selected Advisers NY, Inc., another wholly-owned subsidiary, provides investment management services to various registered and unregistered investment companies, pension plans, institutions and individuals. Davis serves as investment sub-adviser to one series of Registrant, as well as to a series of another registered investment company for which MassMutual serves as investment adviser. To the best knowledge of Registrant, except as set forth below, the directors and executive officers of Davis have had as their sole business, profession, vocation or employment during the past two years only their duties as executive officers/employees of Davis or its predecessors. The business address of Davis is 2949 East Elvira Road, Suite 101, Tucson, Arizona 86706.

Andrew A. Davis

(6/25/63), 124 East Marcy Street, Santa Fe NM 87501. Portfolio Manager and President of the DSA. Also serves as an officer for various entities affiliated with DSA. Serves as a director of each of the Davis Funds and Selected Funds.

Christopher C. Davis

(7/13/65), 609 Fifth Avenue, New York NY 10017. Portfolio Manager and Chairman of DSA. Also serves as an officer for various entities affiliated with DSA. Serves as a director of each of the Davis Funds and the Selected Funds.

Kenneth C. Eich

(8/14/53), Office in Tucson, Arizona. Chief Operating Officer of DSA. Also serves as an officer for various entities affiliated with DSA. Serves as Executive Vice President and Principal Executive Officer of each of the Davis Funds and the Selected Funds.

Russell O. Wiese

(1966), Office in New York, New York. Chief Marketing Officer of DSA. Also serves as an officer for various entities affiliated with DSA.

Gary Tyc

(1956), Office in Tucson, Arizona. Chief Financial Officer and Vice President of DSA. Also serves as an officer for various entities affiliated with DSA.

Sharra L. Reed

(1966), Office in Tucson, Arizona. Vice President of DSA. Also serves as an officer for various entities affiliated with DSA. Serves as Principal Accounting Officer and Vice President of each of the Davis Funds and Selected Funds.

Thomas D. Tays

(1957), Office in Tucson, Arizona. Vice President, Chief Legal Officer and Secretary of DSA. Also serves as an officer for various entities affiliated with DSA. Serves as Secretary and Vice President of each of the Davis Funds and Selected Funds.

ALLIANCE CAPITAL MANAGEMENT L.P. (“ALLIANCE CAPITAL”)

The following are the names of the members of the Board of Directors and the principal executive officers of Alliance Capital and their positions with Alliance Capital and its affiliated entities are:

Name and Position With Investment Adviser	Other Company	Position With Other Company
Alliance Capital Management Holding L.P. Limited Partner of Alliance Capital	—	—

Alliance Capital Management Corporation (“ACMC”) General Partner of Alliance Capital	Alliance Capital Management Holding L.P.	General Partner

The Equitable Life Assurance Society of the United States (“ELAS”) Parent of General Partner	—	—

AXA Financial, Inc. (“AXF”) Parent of ELAS	—	—

Donald Hood Brydon Director	AXA Investment Managers S.A.	Chairman & Chief Executive Officer

Bruce William Calvert Chairman of the Board & CEO	AXA	Director

	ELAS	Director

	ACMC	Director/Executive Officer

Henri de Castries Director	AXA	Chairman, Management Board

	ELAS	Director

	AXF	Chairman of the Board

	ACMC	Director/Executive Officer

Christopher M. Condron Director	AXF	Director, President, Chief Executive Officer

	ELAS	Chairman, CEO

Denis Duverne Director	AXA	Group Executive Vice President Finance, Control and Strategy

	ACMC	Director/Executive Officer

Richard S. Dziadzio Director	ACMC	Director/Executive Officer

Alfred Harrison Vice Chairman/Director	ACMC	Director/Executive Officer

Roger Hertog Vice Chairman/Director	ACMC	Director/Executive Officer

Benjamin Duke Holloway Director	Continental Companies	Financial Consultant

Name and Position With Investment Adviser	Other Company	Position With Other Company
	ACMC	Director

Robert Henry Joseph, Jr. Senior Vice President, CFO	ACMC	Director/Executive Officer

W. Edwin Jarmain Director	Jarmain Group Inc.	President

Lewis A. Sanders Vice Chairman, Chief Investment Officer/Director	ACMC	Director/Executive Officer

Peter J. Tobin Director	St. John’s University Tobin College of Business Administration	Special Assistant to the President

Peter D. Noris Director	AXF	Executive Vice President, Chief Investment Officer

	ELAS	Executive Vice President, Chief Investment Officer

	ACMC	Director/Executive Officer

Gerald M. Lieberman Executive Vice President, Chief Operating Officer	ACMC	Director/Executive Officer

Frank Savage Director	Savage Holdings LLC	Chief Executive Officer

	ACMC	Director

Stanley B. Tulin Director	AXF	Vice Chairman & Chief Financial Officer

	ACMC	Director/Executive Officer

	ELAS	Vice Chairman & CFO

Dave Harrel Williams Chairman Emeritus	White Williams Private Equity Partners GmbH	Director

	ACMC	Director

Lorie Slutsky Director	The New York Community Trust	President

John Blundin Executive Vice President	ACMC	Executive Officer

Sharon Fay Executive Vie President & Chief Investment Officer	ACMC	Executive Officer

Name and Position With Investment Adviser	Other Company	Position With Other Company
Marilyn Fedak Executive Vice President & Chief Investment Officer	ACMC	Executive Officer

Thomas S. Hexner Executive Vice President	ACMC	Executive Officer

Mark R. Manley Senior Vice President, Acting General Counsel and Chief Compliance Officer	ACMC	Executive Officer

Seth Masters Senior Vice President	ACMC	Executive Officer

Marc Mayer Executive Vice President	ACMC	Executive Officer

James Reilly Executive Vice President	ACMC	Executive Officer

Paul Rissman Executive Vice President	ACMC	Executive Officer

David Steyn Executive Vice President	ACMC	Executive Officer

Christopher Toub Executive Vice President	ACMC	Executive Officer

Lisa Shalett Chairman/CEO of Sanford C. Bernstein	ACMC	Executive Officer

WELLINGTON MANAGEMENT COMPANY, LLP (“WELLINGTON MANAGEMENT”)

The following are the names of the principal executive officers of Wellington and their positions with Wellington and its affiliated entities are:

The principal business address of Wellington Management Company, LLP (“Wellington Management”) is 75 State Street, Boston, Massachusetts 02109. Wellington Management is an investment adviser registered under the Investment Advisers Act of 1940.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Kenneth Lee Abrams Partner	—	—

Nicholas Charles Adams Partner	—	—

Rand Lawrence Alexander Partner	—	—

Deborah Louise Allinson Partner	—	—

Steven C. Angeli Partner	—	—

James Halsey Averill Partner	—	—

John F. Averill Partner	—	—

Karl E. Bandtel Partner	—	—

David W. Barnard Partner	—	—

Mark James Beckwith Partner	—	—

James A. Bevilacqua Partner	—	—

Kevin J. Blake Partner	—	—

William Nicholas Booth Partner	—	—

Michael J. Boudens Partner	—	—

Paul Braverman Partner	—	—

Robert A. Bruno Partner	—	—

Michael T. Carmen Partner	—	—

Maryann Evelyn Carroll Partner	—	—

William R.H. Clark Partner	—	—

Cynthia M. Clarke Partner	—	—

Richard M. Coffman Partner	—	—

John DaCosta Partner	—	—

Pamela Dippel Partner	—	—

Scott M. Elliott Partner	—	—

Robert Lloyd Evans Partner	—	—

David R. Fassnacht Partner	—	—

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Lisa de la Fuente Finkel Partner	—	—

Mark T. Flaherty Partner	—	—

Charles Townsend Freeman Partner	—	—

Laurie Allen Gabriel Managing Partner	—	—

Ann C. Gallo Partner	—	—

Subbiah Gopalraman Partner	—	—

Paul J. Hamel Partner	—	—

William J. Hannigan Partner	—	—

Lucius Tuttle Hill, III Partner	—	—

James P. Hoffmann Partner	—	—

Jean M. Hynes Partner	—	—

Steven T. Irons Partner	—	—

Paul David Kaplan Partner	—	—

Lorraine A. Keady Partner	—	—

John Charles Keogh Partner	—	—

George Cabot Lodge, Jr. Partner	—	—

Nancy Therese Lukitsh Partner	—	—

Mark Thomas Lynch Partner	—	—

Mark D. Mandel Partner	—	—

Christine Smith Manfredi Partner	—	—

Earl Edward McEvoy Partner	—	—

Duncan Mathieu McFarland Managing Partner	—	—

Matthew Edward Megargel Partner	—	—

James Nelson Mordy Partner	—	—

Diane Carol Nordin Partner	—	—

Stephen T. O’Brien Partner	—	—

Andrew S. Offit Partner	—	—

Edward Paul Owens Partner	—	—

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Saul Joseph Pannell Partner	—	—

Thomas Louis Pappas Partner	—	—

Jonathan Martin Payson Partner	—	—

Philip H. Perelmuter Partner	—	—

Robert Douglas Rands Partner	—	—

James Albert Rullo Partner	—	—

John Robert Ryan Managing Partner	—	—

Joseph Harold Schwartz Partner	—	—

James H. Shakin Partner	—	—

Theodore Shasta Partner	—	—

Andrew J. Shilling Partner	—	—

Binkley Calhoun Shorts Partner	—	—

Scott E. Simpson Partner	—	—

Trond Skramstad Partner	—	—

Stephen Albert Soderberg Partner	—	—

Haluk Soykan Partner	—	—

Eric Stromquist Partner	—	—

Brendan James Swords Partner	—	—

Harriett Tee Taggart Partner	—	—

Frank L. Teixeira Partner	—	—

Perry Marques Traquina Partner	—	—

Nilesh P. Undavia Partner	—	—

Clare Villari Partner	—	—

Kim Williams Partner	—	—

Itsuki Yamashita Partner	—	—

David S. Zimble Partner	—	—

Please note the principal business address for Wellington Hedge Management, Inc. and Wellington Trust Company, NA is the same as Wellington Management. The principal business address for Wellington Management International Ltd is Stratton House, Stratton Street, London W1J 8LA, United Kingdom. The principal business address for Wellington International Management Company Pte Ltd. is Six Battery Road, Ste. 17-06, Singapore 049909. The principal business address for Wellington Global Investment

Management Limited is Suite 4206, Two Exchange Square, Central, Hong Kong. The principal business address for Wellington Global Administrator, Ltd., Wellington Global Holdings, Ltd. and Wellington Management Global Holdings, Ltd. is Clarendon House, 2 Church Street, PO Box HM 666, Hamilton HMCX, Bermuda. The principal business address for Wellington Luxembourg S.C.A. is 33, boulevard Prince Henri, L-2014 Luxembourg.

Item 27:	Principal Underwriters

Not Applicable.

Item 28:	Location of Accounts and Records

Each account, book or other document required to be maintained by Registrant pursuant to Section 31 (a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained as follows:

(Declaration of Trust and Bylaws)

MML Series Investment Fund

1295 State Street

Springfield, Massachusetts 01111-0001

(With respect to its services as investment adviser)

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111-0001

(With respect to its services as Sub-Adviser)

David L. Babson & Company Inc.

1500 Main Street

Springfield, Massachusetts 01115

(With respect to its services as Sub-Adviser)

David L. Babson & Company Inc.

One Memorial Drive

Cambridge, Massachusetts 02142-1300

(Third Party unaffiliated recordkeeper for David L. Babson & Company Inc.

with respect to its services as Sub-Adviser)

Iron Mountain

21 Terry Avenue

Burlington, Massachusetts 01803

(With respect to its services as Sub-Adviser)

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116-3741

(With respect to its services as Sub-Adviser)

Waddell & Reed Asset Management Company

6300 Lamar Avenue

Overland Park, Kansas 66202-4247

(With respect to its services as Sub-Adviser)

Northern Trust Investments, N.A.

50 South LaSalle Street

Chicago, Illinois 60675

(With respect to its services as Sub-Adviser)

RS Investment Management

388 Market Street, Suite 200

San Francisco, California 94111

(With respect to its services as Sub-Adviser)

Davis Selected Advisers, L.P.

2949 East Elvira Road, Suite 101

Tucson, Arizona 85706

(With respect to its services as Sub-Adviser)

Alliance Capital Management L.P.

1345 Avenue of the Americas

New York, New York 10105

(With respect to its services as Sub-Adviser)

Wellington Management Company, LLP

75 State Street

Boston, Massachusetts 02109

(With respect to its services as Sub-Administrator and Custodian)

Investors Bank & Trust Company

200 Clarendon Street, P.O. Box 9130

Boston, Massachusetts 02117-9130

(With respect to their services as counsel)

Ropes & Gray

One International Place

Boston, Massachusetts 02110

Item 29:	Management Services

Not Applicable.

Item 30:	Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and the Registrant has duly caused this Post-Effective Amendment No. 52 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Springfield and the Commonwealth of Massachusetts as of the 28th day of April, 2004.

MML SERIES INVESTMENT FUND

By:	*
Frederick C. Castellani
President and Trustee

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 52 to the Registration Statement has been signed by the following persons in the capacities as indicated as of the 28th day of April, 2004.

Signature	Title

* Stuart H. Reese	Chairman and Trustee

* Robert E. Joyal	Trustee

* Ronald J. Abdow	Trustee

* Richard H. Ayers	Trustee

* Allan W. Blair	Trustee

* Mary E. Boland	Trustee

* Richard W. Greene	Trustee

Signature	Title

* Beverly L. Hamilton	Trustee

* R. Alan Hunter, Jr.	Trustee

* F. William Marshall, Jr.	Trustee

/s/ JAMES S. COLLINS James S. Collins	Chief Financial Officer and Treasurer

*By:	/s/ THOMAS M. KINZLER
Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit No.	Title of Exhibit

J(1)	Consent of Deloitte & Touche LLP

J(5)	Power of Attorney for Robert E. Joyal

J(6)	Power of Attorney for Allan W. Blair

J(7)	Power of Attorney for R. Alan Hunter, Jr.

P(1)	Code of Ethics for David L. Babson & Company

P(3)	Code of Ethics for Waddell & Reed Investment Management Company

P(5)	Code of Ethics for Massachusetts Mutual Life Insurance Company and MML Series Investment Fund

P(7)	Code of Ethics for RS Investment Management

P(8)	Code of Ethics for Wellington Management Company

P(9)	Code of Ethics for Alliance Capital Management